File No. 333-205386

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 2015

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

EQ ADVISORS TRUST

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(212) 554-1234

(Registrant’s Area Code and Telephone Number)

STEVEN M. JOENK

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

Patricia Louie, Esq.	Mark C. Amorosi, Esq.
AXA Equitable Funds Management Group, LLC	K&L Gates LLP
1290 Avenue of the Americas	1601 K Street, N.W.
New York, NY 10104	Washington, D.C. 20006

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 shall become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1993, as amended.

Title of securities being registered: Class IB shares of beneficial interest in the series of the Registrant designated EQ/Common Stock Index Portfolio and EQ/Core Bond Index Portfolio.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File No. 333-17217 and 811-07953).

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Contractholder Voting Instructions

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

July 30, 2015

Dear Contractholder:

Enclosed is a notice and Combined Proxy Statement and Prospectus relating to a Special Meeting of Shareholders of the CharterSM Equity Portfolio and the CharterSM Fixed Income Portfolio (each an “Acquired Portfolio” and together the “Acquired Portfolios”).

Each Acquired Portfolio is a series of AXA Premier VIP Trust (the “Trust”). The Special Meeting of Shareholders of the Acquired Portfolios is scheduled to be held at the Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on September 17, 2015 at 2:00 p.m., Eastern time (the “Meeting”). At the Meeting, the shareholders of the Acquired Portfolios who are entitled to vote at the Meeting will be asked to approve the proposals described below.

The Trust’s Board of Trustees (the “Board”) has called the Meeting to request shareholder approval of the reorganization of each Acquired Portfolio into a corresponding series of EQ Advisors Trust (an “Acquiring Portfolio”) (each, a “Reorganization”) as set forth below:

•	the CharterSM Equity Portfolio into the EQ/Common Stock Index Portfolio, a series of EQ Advisors Trust; and

•	the CharterSM Fixed Income Portfolio into the EQ/Core Bond Index Portfolio, a series of EQ Advisors Trust.

The Board has approved the proposals and recommends that you vote “FOR” the proposal relating to the Acquired Portfolio in which you own shares. Although the Board has determined that a vote “FOR” the proposal is in your best interest, the final decision is yours.

Each Portfolio is managed by AXA Equitable Funds Management Group, LLC. Each Acquiring Portfolio is sub-advised by an investment sub-adviser. In each case, if the Reorganization involving an Acquired Portfolio is approved and implemented, each Contractholder that invests indirectly in the Acquired Portfolio will automatically become a Contractholder that invests indirectly in the corresponding Acquiring Portfolio.

As an owner of a variable life insurance policy and/or a variable annuity contract or certificate that participates in an Acquired Portfolio through the investment divisions of a separate account or accounts established by AXA Equitable Life Insurance Company (“AXA Equitable”), you are entitled to instruct AXA Equitable how to vote the Acquired Portfolio shares related to your interest in those accounts as of the close of business on June 30, 2015. The attached Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus concerning the

Meeting describe the matters to be considered at the Meeting. You should read the Combined Proxy Statement and Prospectus prior to completing your voting instruction card.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct AXA Equitable, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours, Steven M. Joenk Managing Director AXA Equitable Life Insurance Company

AXA PREMIER VIP TRUST

CharterSM Equity Portfolio

CharterSM Fixed Income Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 17, 2015

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the CharterSM Equity Portfolio and the CharterSM Fixed Income Portfolio (each an “Acquired Portfolio” and together the “Acquired Portfolios”), each a series of AXA Premier VIP Trust (the “Trust”), will be held on September 17, 2015, at 2:00 p.m., Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”).

The Meeting will be held to act on the following proposals:

For shareholders of the CharterSM Equity Portfolio only:

1. To approve the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”) with respect to the reorganization of the CharterSM Equity Portfolio, a series of the Trust, into the EQ/Common Stock Index Portfolio, a series of EQ Advisors Trust (“EQ Trust”).

For shareholders of the CharterSM Fixed Income Portfolio only:

2. To approve the Plan of Reorganization with respect to the reorganization of the CharterSM Fixed Income Portfolio, a series of the Trust, into the EQ/Core Bond Index Portfolio, a series of EQ Trust.

For shareholders of each Acquired Portfolio:

3. To transact other business that may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote in favor of the relevant proposal(s).

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), who have invested in shares of an Acquired Portfolio through the investment divisions of a separate account or accounts of AXA Equitable will be given the opportunity, to the extent required by law, to provide voting instructions on the above proposals.

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You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on June 30, 2015. If you attend the Meeting, you may vote or provide your voting instructions in person.

YOUR VOTE IS IMPORTANT

Please return your proxy or voting instruction card promptly

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating, and signing the enclosed proxy or voting instruction card and returning it in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board recommends that you vote or provide voting instructions to vote “FOR” each proposal.

By order of the Board, Patricia Louie Vice President and Secretary

Dated: July 30, 2015

New York, New York

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AXA EQUITABLE LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

CHARTERSM EQUITY PORTFOLIO

CHARTERSM FIXED INCOME PORTFOLIO,

EACH A SERIES OF AXA PREMIER VIP TRUST

TO BE HELD ON SEPTEMBER 17, 2015

Dated: July 30, 2015

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”) to owners of its variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of June 30, 2015 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of the CharterSM Equity Portfolio and/or the CharterSM Fixed Income Portfolio (each an “Acquired Portfolio” and together the “Acquired Portfolios”).

Each Acquired Portfolio is a series of AXA Premier VIP Trust (the “Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission as an open-end management investment company.

To the extent required by applicable law, AXA Equitable will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in an Acquired Portfolio (the “Shares”) held by the Separate Accounts, as to how it should vote on the respective reorganization proposals (the “Proposals”) that will be considered at the Special Meeting of Shareholders of the Acquired Portfolios referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving each Acquired Portfolio and the corresponding series of EQ Advisors Trust that a Contractholder should know before completing the enclosed voting instruction card.

AXA Equitable Financial Services Company, LLC, a wholly owned subsidiary of AXA Financial, Inc., is the parent company of AXA Equitable. AXA Financial, Inc. is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Equitable Financial Services Company, LLC and AXA Financial, Inc. are located at 1290 Avenue of the Americas, New York, New York 10104.

These Contractholder Voting Instructions and the accompanying voting instruction card, together with the enclosed proxy materials, are being mailed to Contractholders on or about August 13, 2015.

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HOW TO INSTRUCT AXA EQUITABLE

To instruct AXA Equitable as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at 1-866-221-8325 or by Internet at our website at https://www.proxypush.com/AXACP.

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the Shares “For” the applicable Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value allocable to that investment division by (ii) the net asset value of one Share of the Acquired Portfolio. Each whole Share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional Share is entitled to a proportionate fractional vote. At any time prior to AXA Equitable’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing AXA Equitable with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and providing voting instructions in person at the Meeting.

HOW AXA EQUITABLE WILL VOTE

AXA Equitable will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account for which AXA Equitable receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares “FOR” a Proposal. Shares in each investment division of a Separate Account for which AXA Equitable receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by AXA Equitable either “FOR” or “AGAINST” a Proposal, or as an abstention, in the same proportion as the Shares for which Contractholders have provided voting instructions to AXA Equitable. As a result of such proportional voting by AXA Equitable, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

OTHER MATTERS

AXA Equitable is not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, AXA Equitable

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will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of AXA Equitable Funds Management Group, LLC, the investment manager of the Trust, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business at the Meeting is not established with respect to an Acquired Portfolio, or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign and date the voting instruction card and mail it in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-866-221-8325 or by Internet at our website at https://www.proxypush.com/AXACP.

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PROXY STATEMENT

for

CharterSM Equity Portfolio

CharterSM Fixed Income Portfolio,

each a series of AXA Premier VIP Trust and

PROSPECTUS

for

EQ/Common Stock Index Portfolio

EQ/Core Bond Index Portfolio,

each a series of EQ Advisors Trust

Dated July 30, 2015

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners (the “Contractholders”) of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) who, as of June 30, 2015, had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the CharterSM Equity Portfolio and/or the CharterSM Fixed Income Portfolio.

The CharterSM Equity Portfolio is referred to herein as the “Equity Portfolio,” and the CharterSM Fixed Income Portfolio is referred to herein as the “Fixed Income Portfolio” (each also an “Acquired Portfolio” and together the “Acquired Portfolios”). Each Acquired Portfolio is a series of AXA Premier VIP Trust (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). This Proxy Statement/Prospectus also is being furnished to AXA Equitable as the record owner of shares and to other shareholders that were invested in the Acquired Portfolios as of June 30, 2015. Contractholders are being provided the opportunity to instruct AXA Equitable to approve or disapprove the proposals contained in this Proxy Statement/Prospectus (each, a “Proposal”) in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or “Board of the Trust”) of proxies to be used at the Special Meeting of Shareholders of the Acquired Portfolios to be held at 1290 Avenue of the Americas, New York, New York 10104, on September 17, 2015, at 2:00 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Proposals are:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”) with respect to the reorganization of the Equity Portfolio into the EQ/Common Stock Index Portfolio, a series of EQ Advisors Trust (“EQ Trust”) (the “Stock Index Portfolio”).	Shareholders of the Equity Portfolio.
2. To approve the Plan of Reorganization with respect to the reorganization of the Fixed Income Portfolio into the EQ/Core Bond Index Portfolio, a series EQ Trust (the “Bond Index Portfolio”).	Shareholders of the Fixed Income Portfolio.

Each reorganization referred to in Proposals 1-2 above is referred to herein as a “Reorganization” and together as the “Reorganizations.” Each of the Stock Index Portfolio and the Bond Index Portfolio is referred to herein as an “Acquiring Portfolio” and together as the “Acquiring Portfolios.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available, without charge, upon oral or written request. This Proxy Statement/Prospectus is being provided to AXA Equitable and mailed to Contractholders and other shareholders on or about August 13, 2015. This Proxy Statement/Prospectus and a proxy or voting instruction card also will be available at https://www.poxydocs.com/AXACP on or about August 13, 2015. It is expected that one or more representatives of AXA Equitable will attend the Meeting in person or by proxy and will vote shares held by AXA Equitable in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of the Trust with respect to the Acquired Portfolios, dated May 1, 2015, as supplemented (File Nos. 333-70754 and 811-10509); and

2.	The Statement of Additional Information dated July 30, 2015, relating to the Reorganizations (File No. 333-205386).

For a free copy of any of these documents, please call 1-877-522-5035 or write the Trust at the address above.

Each of the Trust and EQ Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can copy and review information about each of the Trust and EQ Trust, including proxy materials and proxy and information statements, at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281;

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Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Trust and EQ Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

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TABLE OF CONTENTS

Page
SUMMARY	1
PROPOSAL 1: TO APPROVE THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE CHARTERSM EQUITY PORTFOLIO, A SERIES OF THE TRUST, INTO THE EQ/COMMON STOCK INDEX PORTFOLIO, A SERIES OF EQ TRUST.	2
Comparative Fee and Expense Tables	6
Example of Portfolio Expenses	7
Portfolio Turnover	8
Comparisons of Investment Objectives, Policies and Strategies	8
Comparisons of Principal Risk Factors	10
Comparative Performance Information	11
Capitalization	12
PROPOSAL 2: TO APPROVE THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE CHARTERSM FIXED INCOME PORTFOLIO, A SERIES OF THE TRUST, INTO THE EQ/CORE BOND INDEX PORTFOLIO, A SERIES OF EQ TRUST.	12
Comparative Fee and Expense Tables	16
Example of Portfolio Expenses	17
Portfolio Turnover	18
Comparison of Investment Objectives, Policies and Strategies	18
Comparison of Principal Risk Factors	20
Comparative Performance Information	20
Capitalization	22
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	22
Terms of the Plan of Reorganization	22
Description of the Securities to Be Issued	23
Board Considerations	24
Potential Benefits of the Reorganizations to FMG LLC and its Affiliates	27
Descriptions of Risk Factors	27
Federal Income Tax Consequences of the Reorganizations	37
ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS	37
Management of EQ Trust	37
EQ Trust	38
The Manager	38
Management and Administrative Fees	40
The Sub-Advisers	42
Legal Proceedings	43
Portfolio Services	46
Portfolio Distribution Arrangements	46

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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Plan of Reorganization, a copy of the form of which is attached hereto as Appendix A.

The Proposed Reorganizations

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Portfolios as of June 30, 2015, to approve the Plan of Reorganization (with respect to the Acquired Portfolio in which they are invested), whereby each Acquired Portfolio will be reorganized into a corresponding Acquiring Portfolio, as described below. (Each Acquired Portfolio and Acquiring Portfolio is sometimes referred to herein as a “Portfolio,” and together, the “Portfolios.”)

Each Acquired Portfolio offers one class of shares, designated Class B shares (the “Acquired Portfolio Shares”). Each Acquiring Portfolio’s shares are divided into three classes, designated Class IA, Class IB and Class K shares. Only the Class IB shares of each Acquiring Portfolio (the “Acquiring Portfolio Shares”) are involved in the Reorganizations. The rights and preferences of the Acquiring Portfolio Shares are identical to the rights and preferences of the Acquired Portfolio Shares.

The Plan of Reorganization provides, with respect to each Reorganization, for:

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the transfer of all the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets and the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders) of those Acquiring Portfolio Shares; and

•	the complete termination of the Acquired Portfolio.

The Board of the Trust is proposing the Reorganizations because it believes that they will permit shareholders invested in the Acquired Portfolios, which are small and have limited prospects for future growth and corresponding limited ability to achieve economies of scale, to invest in the corresponding Acquiring Portfolios, which in each case will result in a larger combined portfolio with a broadly similar investment objective that invests in the same asset class (i.e., equity securities and fixed income securities, respectively) pursuant to an indexing strategy and that has better prospects for attracting additional assets and lower expenses. For a detailed description of the Board’s reasons for proposing the Reorganizations, see “Additional Information about the Reorganizations — Board Considerations” below.

A comparison of the investment objectives, policies, strategies and principal risks of each Acquired Portfolio and its corresponding Acquiring Portfolio is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Portfolios” section below. Each Portfolio offers its shares to Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of a Reorganization.

Subject to shareholder approval, the Reorganizations are expected to be effective at the close of business on September 25, 2015, or on a later date the Trust decides upon (the “Closing Date”). As a result of each Reorganization, each shareholder that owns shares of an Acquired Portfolio would become an owner of shares of the corresponding Acquiring Portfolio. Each such shareholder would hold, immediately after the Closing Date, Class IB shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class B shares of the Acquired Portfolio that were held by the shareholder as of the Closing Date. Similarly, each Contractholder whose Contract values are invested in shares of an Acquired Portfolio would become an indirect owner of shares of the corresponding Acquiring Portfolio. Each such Contractholder would indirectly hold, immediately after the Closing Date, Class IB shares of applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class B shares of the Acquired Portfolio that were indirectly held by the Contractholder as of the Closing Date. The Trust believes that there will be no adverse tax consequences to shareholders or Contractholders as a result of the Reorganizations. Please see “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations” below for further information.

The Board of Trustees of each of the Trust and EQ Trust has unanimously approved the Plan of Reorganization with respect to each Acquired Portfolio and each Acquiring Portfolio, respectively. Accordingly, the Board of the Trust is submitting the Plan of Reorganization for approval by each Acquired Portfolio’s shareholders. In considering whether to approve the Proposals, you should review the discussion of the Proposals set forth below. In addition, you should review the information in this Proxy Statement/Prospectus that relates to each Proposal and the Plan of Reorganization generally. The Board of the Trust recommends that you vote “FOR” the Proposals to approve the Plan of Reorganization.

PROPOSAL 1: TO APPROVE THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE CHARTERSM EQUITY PORTFOLIO, A SERIES OF THE TRUST, INTO THE EQ/COMMON STOCK INDEX PORTFOLIO, A SERIES OF EQ TRUST.

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This Proposal 1 requests your approval of a Plan of Reorganization pursuant to which the Equity Portfolio will be reorganized into the Stock Index Portfolio. In considering whether you should approve the Proposal, you should note that:

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The Portfolios have broadly similar investment objectives. The Equity Portfolio seeks long-term capital appreciation, while the Stock Index Portfolio seeks to achieve a total return (before expenses) that approximates the total return performance of the Russell 3000 Index including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.

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Both Portfolios provide diversified exposure to equity securities. There are, however, differences in the Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

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The Equity Portfolio invests in securities of other investment companies (“Underlying Portfolios”) and exchange traded funds (“Underlying ETFs”) such that at least 80% of its net assets are invested in equity securities (which may include derivatives exposure to equity securities). The Equity Portfolio allocates its assets to Underlying Portfolios and Underlying ETFs that invest among various equity asset categories, as well as non-traditional (alternative) investments. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Equity Portfolio may invest are as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*): covered call writing*, domestic large cap equity, domestic mid cap equity, domestic small cap equity, domestic micro-cap equity, emerging markets equity, emerging markets small cap, frontier markets, global equity, international developed equity and international/global small cap equity. In addition, the Equity Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives, including futures contracts. Unlike the Stock Index Portfolio, the Equity Portfolio does not utilize an index investment strategy.

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The Stock Index Portfolio utilizes an indexing strategy and generally invests at least 80% of its net assets in common stocks of companies represented in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Stock Index Portfolio invests in stocks selected by a stratified sampling construction process, commonly referred to as an indexing strategy, in which its investment sub-adviser selects a subset of the companies represented in the Russell 3000 Index based on its analysis of key risk factors and other characteristics. Such factors include industry weightings, market

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capitalizations, return variability, and yield. Unlike the Equity Portfolio, the Stock Index Portfolio does not invest in Underlying Funds or Underlying ETFs.

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The Portfolios have comparable risk profiles, although there are differences of which you should be aware. Each Portfolio’s principal risks include equity risk, large-cap, mid-cap and small-cap company risk, and market risk. The Equity Portfolio also is subject to affiliated portfolio risk, derivatives risk, foreign securities risk (including currency risk and emerging markets risk), futures contract risk, liquidity risk, micro-cap company risk, non-traditional (alternative) investment risk, portfolio management risk and risks related to investments in Underlying Portfolios and Underlying ETFs as principal risks while the Stock Index Portfolio is not. The Stock Index Portfolio is subject to index strategy risk while the Equity Portfolio is not. For a detailed comparison of the Portfolios’ risks, see “Comparisons of Principal Risk Factors” below.

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AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) serves as the investment manager and administrator for each Portfolio. FMG LLC manages the assets of the Equity Portfolio. FMG LLC has selected AllianceBernstein L.P. (“AllianceBernstein”) as the sub-adviser (“Sub-Adviser”) to manage the assets of the Stock Index Portfolio. It is anticipated that FMG LLC will continue to manage and administer, and that AllianceBernstein will continue to sub-advise, the Stock Index Portfolio after the Reorganization.

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The Manager has been granted relief by the SEC to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Manager, such as AllianceBernstein, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Manager and the Sub-Adviser to the Stock Index Portfolio, please see “Additional Information about the Acquiring Portfolios — The Manager” and “ — The Sub-Adviser” below.

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The Equity Portfolio and the Stock Index Portfolio had net assets of approximately $5.4 million and $5.8 billion, respectively, as of December 31, 2014. Thus, if the Reorganization of the Equity Portfolio into the Stock Index Portfolio had been in effect on that date, the combined Portfolio would have had net assets of approximately $5.8 billion.

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The Class B shareholders of the Equity Portfolio will receive Class IB shares of the Stock Index Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

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•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the Stock Index Portfolio’s Class IB shares, for the fiscal year following the Reorganization, will be lower than that of the Equity Portfolio’s Class B shares for the fiscal year ended December 31, 2014. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

The maximum management fee for the Equity Portfolio is equal to an annual rate of 0.15% of its average daily net assets and the maximum management fee for the Stock Index Portfolio is equal to an annual rate of 0.35% of its average daily net assets. The Portfolios pay different administration fees. The Equity Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. The asset-based administration fee is equal to an annual rate of 0.15% of the average daily net assets of the 19 portfolios of the Trust designated in the Trust’s prospectus as “CharterSM Allocation Portfolios.” The Stock Index Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Single-Advised Portfolios (defined below), which is equal to an annual rate of 0.12% of the first $3 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.11% of the next $3 billion; 0.105% of the next $4 billion; 0.10% of the next $20 billion; 0.0975% of the next $10 billion; and 0.095% thereafter, subject to a minimum annual fee of $30,000. For a more detailed description of the fees and expenses of the Portfolios, including a description of the Single-Advised Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

The Equity Portfolio is subject to an expense limitation arrangement while the Stock Index Portfolio is not. Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Equity Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Equity Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Equity Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.65% for Class B shares the Equity Portfolio.

•

The Class IB Shares of the Stock Index Portfolio outperformed the Class B Shares of the Equity Portfolio for the one-year period ended December 31, 2014. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the Stock Index Portfolio. It is not expected that the Stock Index Portfolio will revise any of its investment policies following the Reorganization to reflect those of

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the Equity Portfolio. If the Reorganization is approved, all of the Equity Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the Stock Index Portfolio. It is anticipated that immediately prior to the Closing Date, the Equity Portfolio will liquidate its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Equity Portfolio in connection with the Reorganization may result in the Equity Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the Stock Index Portfolio will use the Transferred Assets to invest in equity securities represented in the Russell 3000 Index.

•

Except for brokerage costs incurred in connection with the Reorganization, which are expected to be immaterial, FMG LLC will bear the expenses of the Reorganization described in this Proxy Statement/Prospectus.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class B Shares of the Equity Portfolio and the Class IB Shares of the Stock Index Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the Stock Index Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by relevant class of its shares for the fiscal year ended December 31, 2014. The pro forma fees and expenses of the Stock Index Portfolio Shares assume that the Reorganization was in effect for the year ended December 31, 2014. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Equity Portfolio	Stock Index Portfolio	Pro Forma Stock Index Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

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Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Equity Portfolio	Stock Index Portfolio	Pro Forma Stock Index Portfolio (assuming the Reorganization is approved)
	Class B	Class IB	Class IB
Management Fee	0.15%	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	4.24%	0.12%	0.12%
Acquired Fund Fees and Expenses	0.86%	N/A	N/A
Total Annual Portfolio Operating Expenses	5.50%	0.72%	0.72%
Fee Waiver and/or Expense Reimbursement†	-3.99%	N/A	N/A
Total Annual Portfolio Operating Expenses After Fee Waiver and/ or Expense Reimbursement	1.51%	0.72%	0.72%

†	Pursuant to the Expense Limitation Arrangement, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Equity Portfolio through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.65% for Class B of the Equity Portfolio. The Expense Limitation Arrangement may be terminated by FMG LLC at any time after April 30, 2016.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Equity Portfolio is not renewed.

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This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio
Class B	$154	$1,286	$2,408	$5,163
Stock Index Portfolio
Class IB	$74	$230	$401	$894
Pro Forma Stock Index Portfolio (assuming the Reorganization is approved)
Class IB	$74	$230	$401	$894

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2014, the portfolio turnover rates for each of the Equity Portfolio and the Stock Index Portfolio were 25% and 4%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Equity Portfolio with those of the Stock Index Portfolio. The Board of the Trust and the Board of EQ Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

	Acquired Portfolio	Acquiring Portfolio
	Equity Portfolio	Stock Index Portfolio
Investment Objective	Seeks long-term capital appreciation.	Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.

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	Acquired Portfolio	Acquiring Portfolio
	Equity Portfolio	Stock Index Portfolio
Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds managed by the Manager and in investment companies managed by investment managers other than the Manager (affiliated and unaffiliated “Underlying Portfolios”) and Underlying ETFs comprising various asset categories and strategies. The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities (which may include derivatives exposure to equity securities).

The Portfolio allocates its assets to Underlying Portfolios and Underlying ETFs that invest among various equity asset categories, as well as non-traditional (alternative) investments. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*):

•    Covered Call Writing*

•    Domestic Large Cap Equity

•    Domestic Mid Cap Equity

•    Domestic Small Cap Equity

•    Domestic Micro-Cap Equity

•    Emerging Markets Equity

•    Emerging Markets Small Cap

•    Frontier Markets

•    Global Equity

•    International Developed Equity

•    International/Global Small Cap Equity.

Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or

The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies represented in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Portfolio’s investments are selected by a stratified sampling construction process in which the Sub-Adviser selects a subset of the 3,000 companies in the Russell 3000 based on the Sub-Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yield. This strategy is commonly referred to as an indexing strategy.

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Acquired Portfolio	Acquiring Portfolio
Equity Portfolio	Stock Index Portfolio

to traditional market indexes. This approach may involve, for example, holding both long and short positions in securities or using derivatives or hedging strategies. Many non-traditional (alternative) investments strategies are designed to help reduce the role of overall market direction in determining return.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to level of exposure to certain asset classes.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in the Equity Portfolio and the Stock Index Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	Equity Portfolio	Stock Index Portfolio
Affiliated Portfolio Risk	X
Derivatives Risk	X
Equity Risk	X	X
Foreign Securities Risk	X
Currency Risk	X
Emerging Markets Risk	X
Futures Contract Risk	X
Index Strategy Risk		X
Large-Cap Company Risk	X	X
Liquidity Risk	X
Market Risk	X	X
Micro-Cap Company Risk	X
Mid-Cap and Small-Cap Company Risk	X	X
Non-Traditional (Alternative) Investment Risk	X
Portfolio Management Risk	X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X

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Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Stock Index Portfolio’s average annual total returns for the past one-, five- and ten-years, and the Equity Portfolio’s average annual total returns for the past year and since inception, through December 31, 2014, compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand columns below for each Portfolio is the return of the index for the last 10 years or, if shorter, since inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Equity Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 3.71% (2014 2nd Quarter)	Worst quarter (% and time period) -3.34% (2014 3rd Quarter)

Stock Index Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 16.68% (2009 2nd Quarter)	Worst quarter (% and time period) -25.39% (2008 4th Quarter)

Equity Portfolio Average Annual Total Returns

(For the periods ended December 31, 2014)

	One Year	Since Inception
Equity Portfolio — Class B Shares (Inception Date: October 30, 2013)	2.24%	5.05%
MSCI AC World (Net) Index (reflects no deduction for fees, expenses, or taxes)	4.16%	5.81%

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Stock Index Portfolio Average Annual Total Returns

(For the periods ended December 31, 2014)

	One Year	Five Years	Ten Years
Stock Index Portfolio — Class IB Shares	12.03%	14.86%	5.58%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2014 and of the Stock Index Portfolio on a pro forma combined basis as of December 31, 2014, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Equity Portfolio — Class IA Shares	N/A	N/A	N/A
Stock Index Portfolio — Class IA Shares	$4,292.8	$26.27	163,395,617
Equity Portfolio — Class B Share	$5.4	$10.15	529,959
Stock Index Portfolio — Class IB Shares	$1,472.9	$26.13	56,367,324
Adjustments(a)	$—	$—	(324,054)
Pro forma Stock Index Portfolio — Class IB Shares (assuming the Reorganization is approved)	$1,478.3	$26.13	56,573,229
Equity Portfolio — Class K Shares	N/A	N/A	N/A
Stock Index Portfolio — Class K Shares*	N/A	N/A	N/A

*	Class K shares of the Stock Index Portfolio are not operational.
(a)	Reflects adjustment for retired shares of the Equity Portfolio.

AFTER CAREFUL CONSIDERATION, THE BOARD OF THE TRUST UNANIMOUSLY APPROVED THE PLAN OF REORGANIZATION WITH RESPECT TO THE EQUITY PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE PLAN OF REORGANIZATION FOR APPROVAL BY THIS PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: TO APPROVE THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE CHARTERSM FIXED INCOME PORTFOLIO, A SERIES OF THE TRUST, INTO THE EQ/CORE BOND INDEX PORTFOLIO, A SERIES OF EQ TRUST.

This Proposal 2 requests your approval of a Plan of Reorganization pursuant to which the Fixed Income Portfolio will be reorganized into the Bond Index Portfolio. In considering whether you should approve the Proposal, you should note that:

•	The Portfolios have broadly similar investment objectives. The Fixed Income Portfolio seeks a high level of current income, while the Bond Index Portfolio

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seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government/Credit Index (the “U.S. Government/Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the U.S. Government/Credit Index.

•

Both Portfolios provide diversified exposure to fixed income securities. There are, however, differences in the Portfolios’ principal investment policies and strategies of which you should be aware. These are set forth immediately below. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparisons of Investment Objectives, Policies and Strategies” below.

•

The Fixed Income Portfolio invests in securities of other investment companies (“Underlying Portfolios”) and exchange traded funds (“Underlying ETFs”) such that at least 80% of its assets are invested in fixed income securities (which may include derivatives exposure to fixed income securities). The Fixed Income Portfolio allocates its assets to Underlying Portfolios and Underlying ETFs that invest among various fixed income asset categories, as well as non-traditional (alternative) investments. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Fixed Income Portfolio may invest are as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*): convertible securities*, bank loans, emerging market debt securities, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, U.S. government bond, U.S. investment grade bond and U.S. short term investment grade bond. In addition, the Fixed Income Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives, including futures contracts. Unlike the Bond Index Portfolio, the Fixed Income Portfolio does not utilize an index investment strategy.

•

The Bond Index Portfolio utilizes an indexing strategy and generally invests at least 80% of its net assets in securities that are included in the U.S. Government/Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. Unlike the Fixed Income Portfolio, only up to 40% of the Bond Index Portfolio’s assets may be invested in ETFs.

•

The Portfolios have comparable risk profiles, although there are differences of which you should be aware. Each Portfolio’s principal risks include credit risk, interest rate risk, investment grade securities risk, liquidity risk, market risk and U.S. Government Securities risk. The Fixed Income Portfolio also is subject to affiliated portfolio risk, bank loans risk, convertible securities risk, derivatives risk, floating rate loan risk, foreign securities risk (including currency risk and emerging markets risk), inflation-indexed bonds risk, non-

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investment grade securities risk, money market risk, non-traditional (alternative) investment risk, portfolio management risk, and risks related to investments in underlying portfolios and underlying ETFs as principal risks, while the Bond Index Portfolio is not. The Bond Index Portfolio is subject to ETF risk, redemption risk and securities lending risk as principal risks, while the Fixed Income Portfolio is not directly subject to such risks. The Bond Index Portfolio is also subject to index strategy risk, while the Fixed Income Portfolio is not. For a detailed comparison of the Portfolios’ risks, see “Comparisons of Principal Risk Factors” below.

•

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) serves as the investment manager and administrator for each Portfolio. FMG LLC manages the assets of the Fixed Income Portfolio. FMG LLC has selected SSgA Funds Management, Inc. (“SSgA FM”) as the sub-adviser (“Sub-Adviser”) to manage the assets of the Bond Index Portfolio. It is anticipated that FMG LLC will continue to manage and administer, and that SSgA FM will continue to sub-advise, the Bond Index Portfolio after the Reorganization.

•

The Manager has been granted relief by the SEC to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, FMG LLC may not enter into a sub-advisory agreement on behalf of a Portfolio with an “affiliated person” of the Manager, unless the sub-advisory agreement, including compensation, is approved by the Portfolio’s shareholders. For a detailed description of the Manager and the Sub-Adviser to the Bond Index Portfolio, please see “Additional Information about the Acquiring Portfolios — The Manager” and “ — The Sub-Adviser” below.

•

The Fixed Income Portfolio and the Bond Index Portfolio had net assets of approximately $5.2 million and $8.6 billion, respectively, as of December 31, 2014. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $8.6 billion.

•

The Class B shareholders of the Fixed Income Portfolio will receive Class IB shares of the Bond Index Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) for the Bond Index Portfolio’s Class IB shares, for the fiscal year following the Reorganization, will be lower than that of the Fixed Income Portfolio’s Class B shares for the fiscal year ended December 31, 2014. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

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•

The maximum management fee for the Fixed Income Portfolio is equal to an annual rate of 0.15% of its average daily net assets and the maximum management fee for the Bond Index Portfolio is equal to an annual rate of 0.35% of its average daily net assets. The Portfolios pay different administration fees. The Fixed Income Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. The asset-based administration fee is equal to an annual rate of 0.15% of the average daily net assets of the 19 portfolios of the Trust designated in the Trust’s prospectus as “CharterSM Allocation Portfolios.” The Bond Index Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Single-Advised Portfolios (defined below), which is equal to an annual rate of 0.12% of the first $3 billion of the aggregate average daily net assets of the Single-Advised Portfolios; 0.11% of the next $3 billion; 0.105% of the next $4 billion; 0.10% of the next $20 billion; 0.0975% of the next $10 billion; and 0.095% thereafter, subject to a minimum annual fee of $30,000. For a more detailed description of the fees and expenses of the Portfolios, including a description of the Single-Advised Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Both Portfolios are subject to an expense limitation arrangement (an “Expense Limitation Agreement”). FMG LLC has entered into an Expense Limitation Agreement with the Trust pursuant to which FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Fixed Income Portfolio through April 30, 2016 (unless the Board of the Trust consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Fixed Income Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fixed Income Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.65% for Class B shares of the Fixed Income Portfolio. Similarly, FMG LLC has entered into an Expense Limitation Agreement with EQ Trust pursuant to which FMG LLC agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Bond Index Portfolio through April 30, 2016 (unless the Board of Trustees of the EQ Trust consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Bond Index Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of other investment companies in which the Bond Index Portfolio invests, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Bond Index Portfolio’s business) do

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not exceed an annual rate of average daily net assets of 0.72% for the Class IB shares of the Bond Index Portfolio.

•

The Class IB shares of the Bond Index Portfolio marginally outperformed the Class B shares of the Fixed Income Portfolio for the one-year period ended December 31, 2014. Please see “Comparative Performance Information” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies and strategies of the Bond Index Portfolio. It is not expected that the Bond Index Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Fixed Income Portfolio. If the Reorganization is approved, all of the Fixed Income Portfolio’s assets (“Transferred Assets”) on the Closing Date will be transferred to the Bond Index Portfolio. It is anticipated that immediately prior to the Closing Date, the Fixed Income Portfolio will liquidate its securities holdings and hold cash. Therefore, it is anticipated that the Transferred Assets will consist of cash. The sale of portfolio holdings by the Fixed Income Portfolio in connection with the Reorganization may result in the Fixed Income Portfolio selling securities at a disadvantageous time and price and could result in it realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It is also expected that, over time, the Bond Index Portfolio will use the Transferred Assets to invest in fixed income securities represented in the U.S. Government/Credit Index.

•

Except for brokerage costs incurred in connection with the Reorganization, which are expected to be immaterial, FMG LLC will bear the expenses of the Reorganization described in this Proxy Statement/Prospectus.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of the Class B Shares of the Fixed Income Portfolio and the Class IB Shares of the Bond Index Portfolio and the estimated pro forma fees and expenses of the Class IB Shares of the Bond Index Portfolio after giving effect to the proposed Reorganization. The pro forma fees and expenses of the Bond Index Portfolio Shares assume that the Reorganization was in effect for the year ended December 31, 2014. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Fixed Income Portfolio	Bond Index Portfolio	Pro Forma Bond Index Portfolio (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

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Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Fixed Income Portfolio	Bond Index Portfolio	Pro Forma Bond Index Portfolio (assuming the Reorganization is approved)
	Class B	Class IB	Class IB
Management Fee	0.15%	0.34%	0.34%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.25%
Other Expenses	3.82%	0.12%	0.12%
Acquired Fund Fees and Expenses	0.65%	N/A	N/A
Total Annual Portfolio Operating Expenses	4.87%	0.71%	0.71%
Fee Waiver and/or Expense Reimbursement†	-3.57	N/A	N/A
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	0.71%	0.71%

†	Pursuant to an Expense Limitation Arrangement with the Trust, FMG LLC has agreed to make payments or waive its management, administrative or other fees to limit the expenses of the Fixed Income Portfolio through April 30, 2016 (unless the Board of the Trust consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Fixed Income Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies in which the Fixed Income Portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.65% for Class B shares of the Fixed Income Portfolio. The Expense Limitation Arrangement with the Trust may be terminated by FMG LLC at any time after April 30, 2016.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement with respect to the Fixed Income Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fixed Income Portfolio
Class B	$132	$1,144	$2,158	$4,704
Bond Index Portfolio
Class IB	$73	$227	$395	$883
Pro Forma Bond Index Portfolio (assuming the Reorganization is approved)
Class IB	$73	$227	$395	$883

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Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2014, the portfolio turnover rates for each of the Fixed Income Portfolio and the Bond Index Portfolio were 19% and 24%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Fixed Income Portfolio with those of the Bond Index Portfolio. The Board of the Trust and the Board of EQ Trust may change the investment objective of a respective Portfolio without a vote of that Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix B.

	Acquired Portfolio	Acquiring Portfolio
	Fixed Income Portfolio	Bond Index Portfolio
Investment Objective	Seeks a high level of current income.	Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.
Principal Investment Strategies

The Portfolio pursues its investment objective by investing in other mutual funds managed by the Manager and in investment companies managed by investment managers other than the Manager (affiliated and unaffiliated “Underlying Portfolios”) and Underlying ETFs comprising various asset categories and strategies. The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in fixed income securities (which may include derivatives exposure to fixed income securities).

The Portfolio allocates its assets to Underlying Portfolios and Underlying ETFs that invest among various fixed

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed rate debt securities. The Manager also may invest up to 40% of the Portfolio’s assets in ETFs that invest in securities included in the Intermediate Government Credit Index.

In seeking to achieve the Portfolio’s investment objective, the Sub-Adviser will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the

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Acquired Portfolio	Acquiring Portfolio
Fixed Income Portfolio	Bond Index Portfolio

income asset categories, as well as non-traditional (alternative) investments. The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows (asset categories and strategies that the Manager considers to be non-traditional (alternative) are indicated with an asterisk*):

•    Convertible Securities*

•    Bank Loans

•    Emerging Market Debt Securities

•    Floating Rate Securities

•    Global Bond

•    High Yield Bond

•    Inflation Linked Securities

•    International Bond

•    Money Market

•    U.S. Government Bond

•    U.S. Investment Grade Bond

•    U.S. Short Term Investment Grade Bond

Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to level of exposure to certain asset classes.

Intermediate Government Credit Index. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Portfolio may not track the performance of the Intermediate Government Credit Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued.

The Portfolio also may lend its portfolio securities to earn additional income.

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Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Descriptions of Risk Factors” below.

Risks	Fixed Income Portfolio	Bond Index Portfolio
Affiliated Portfolio Risk	X
Bank Loans Risk	X
Convertible Securities Risk	X
Credit Risk	X	X
Derivatives Risk	X
ETF Risk		X
Floating Rate Loan Risk	X
Foreign Securities Risk	X
Currency Risk	X
Emerging Markets Risk	X
Index Strategy Risk		X
Inflation-Indexed Bonds Risk	X
Interest Rate Risk	X	X
Investment Grade Securities Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Money Market Risk	X
Non-Investment Grade Risk	X
Non-Traditional (Alternative) Investment Risk	X
Portfolio Management Risk	X
Redemption Risk		X
Risks Related to Investments in Underlying Portfolios and Underlying ETFs	X
Securities Lending Risk		X
U.S. Government Securities Risk	X	X

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Bond Index Portfolio’s average annual total returns for the past one-, five- and ten-years, and the Fixed Income Portfolio’s average annual total returns for one year and since inception, through December 31, 2014, compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand columns below for each Portfolio is the return of the index for the last 10 years or, if shorter, since inception of the share class with the longest history. Past performance is not an indication of future performance.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Fixed Income Portfolio - Calendar Year Total Returns (Class B)

Best quarter (% and time period) 2.11% (2014 2nd Quarter)	Worst quarter (% and time period) -1.48% (2014 3rd Quarter)

Bond Index Portfolio - Calendar Year Total Returns (Class IB)

Best quarter (% and time period) 3.48% (2006 3rd Quarter)	Worst quarter (% and time period) -2.89% (2008 3rd Quarter)

Fixed Income Portfolio Average Annual Total Returns

(For the periods ended December 31, 2014)

	One Year	Since Inception
Fixed Income Portfolio — Class B Shares (Inception Date: October 30, 2013)	1.85%	1.03%
Barclays U.S. Aggregate Bond Index (reflects no Deduction for fees, expenses, or taxes)	5.97%	4.21%

Bond Index Portfolio Average Annual Total Returns (For the periods ended December 31, 2014)

	One Year	Five Years	Ten Years
Bond Index Portfolio — Class IB Shares	2.46%	2.88%	1.68%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.13%	3.54%	4.10%

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Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2014 and of the Bond Index Portfolio on a pro forma combined basis as of December 31, 2014, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Fixed Income Portfolio — Class IA Shares	N/A	N/A	N/A
Bond Index Portfolio — Class IA Shares	$88.5	$9.97	8,869,994
Fixed Income Portfolio — Class B Share	$5.2	$9.75	530,484
Bond Index Portfolio — Class IB Shares	$2,251.6	$9.99	225,390,925
Adjustments(a)	$—	$—	(12,878)
Pro forma Bond Index Portfolio — Class IB Shares (assuming the Reorganization is approved)	$2,256.8	$9.99	225,908,531
Fixed Income Portfolio — Class K Shares	N/A	N/A	N/A
Bond Index Portfolio — Class K Shares	$6,223.0	$9.97	624,047,723

(a)	Reflects adjustment for retired shares of the Fixed Income Portfolio.

AFTER CAREFUL CONSIDERATION, THE BOARD OF THE TRUST UNANIMOUSLY APPROVED THE PLAN OF REORGANIZATION WITH RESPECT TO THE FIXED INCOME PORTFOLIO. ACCORDINGLY, THE BOARD HAS SUBMITTED THE PLAN OF REORGANIZATION FOR APPROVAL BY THIS PORTFOLIO’S SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Plan of Reorganization

The terms and conditions under which the Reorganizations would be completed are contained in the Plan of Reorganization. The following summary thereof is qualified in its entirety by reference to the Plan of Reorganization, a copy of the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Each Reorganization will involve an Acquiring Portfolio’s acquiring all the assets of the corresponding Acquired Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio’s assumption of the Acquired Portfolio’s liabilities. The Plan of Reorganization further provides that, on or as promptly as reasonably practicable after the Closing Date, each Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives in its Reorganization to its shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders). The number of full and fractional Acquiring Portfolio Shares each shareholder will receive will be equal in net asset value (as determined in accordance with the Trust’s and EQ Trust’s normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Acquired Portfolio Shares the shareholder holds at that time. After that distribution to an Acquired

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Portfolio’s shareholders, the Trust, on behalf of the Acquired Portfolio, will take all necessary steps under its Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), and Delaware and any other applicable law to effect a complete termination of the Acquired Portfolio.

Either the Board of the Trust or the Board of Trustees of EQ Trust (the “EQ Trust Board”) may terminate or delay the Plan of Reorganization with respect to, and abandon or postpone, either or both Reorganizations at any time prior to the Closing Date, before or after approval by the relevant Acquired Portfolio’s shareholders, if circumstances develop that, in the Board’s opinion, make proceeding with a Reorganization inadvisable for a Portfolio. The consummation of each Reorganization also is subject to various conditions, including approval of the Reorganization by the applicable Acquired Portfolio’s shareholders, completion of all filings with, and receipt of all necessary approvals, if any, from the SEC, and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganizations will take place immediately after the close of business on the Closing Date.

The Board of the Trust, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), has determined, with respect to each Acquired Portfolio, that the interests of the Acquired Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio. Similarly, the EQ Trust Board, including the Independent Trustees, has determined, with respect to each Acquiring Portfolio, that the interests of the Acquiring Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that the participation in the Reorganization is in the best interests of the Acquiring Portfolio.

Except for brokerage costs incurred in connection with each Reorganization, FMG LLC will bear the expenses of each Reorganization described in this Proxy Statement/Prospectus.

Approval of the Plan of Reorganization with respect to an Acquired Portfolio will require a majority vote of that Acquired Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of (1) 67% or more of the voting securities of the Acquired Portfolio present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities. If the Plan of Reorganization is not approved by an Acquired Portfolio’s shareholders or one or both Reorganizations is not consummated for any other reason, the Board of the Trust will consider other possible courses of action. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of each Acquired Portfolio will receive Class IB shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Plan of Reorganization. Each such share will be fully paid and non-assessable by EQ Trust when issued and will have no preemptive or conversion rights.

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Each Acquiring Portfolio is a series of EQ Trust. EQ Trust may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. The Amended and Restated Agreement and Declaration of Trust of EQ Trust (the “EQ Trust DoT”) authorizes the EQ Trust Board to issue shares in different series and classes. In addition, the EQ Trust DoT authorizes the EQ Trust Board to create new series and to name the rights and preferences of the shareholders of each series. The EQ Trust Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences.

EQ Trust currently offers three classes of shares of each Acquiring Portfolio – Class IA, Class IB and Class K shares. EQ Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class IA and Class IB shares of the Acquiring Portfolios. The maximum distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IA and Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to such share class. Because these distribution/service fees are paid out of each Acquiring Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges. The Class IA and Class K shares of the Acquiring Portfolios are not subject to the Reorganization.

Board Considerations

At a meeting of the Board of the Trust held on June 9, 2015, FMG LLC recommended that each Acquired Portfolio be reorganized into its corresponding Acquiring Portfolio. FMG LLC noted that, in addition to regularly evaluating the performance of each portfolio of the Trust, it continually reviews the overall line-up of investment options and conducts in-depth analysis to provide recommendations to the Board of the Trust to strengthen the Trust’s line-up. FMG LLC stated that it was recommending the Reorganizations to streamline and strengthen the Trust’s line-up and to address certain other developments with respect to each Acquired Portfolio, including the failure of each Acquired Portfolio to attract sufficient Contractholder interest and thus achieve a more sustainable asset base.

With respect to the Reorganization of the Equity Portfolio into the Stock Index Portfolio, FMG LLC noted that the Portfolios have broadly similar investment objectives and both Portfolios provide exposure to equity securities. FMG LLC then stated its belief that the Reorganization would be beneficial to the shareholders invested in the Equity Portfolio because the Reorganization would provide a means by which Contractholders with amounts allocated to the Equity Portfolio could pursue a broadly similar investment objective in the context of a much larger fund with better prospects for attracting additional assets and lower expenses. FMG LLC provided fee, expense and performance information for each Portfolio, as well as pro forma combined fees and expenses for the Stock Index Portfolio assuming that the Reorganization had been in effect for the period ended December 31, 2014. FMG LLC stated that it anticipated the Reorganization, if approved by Contractholders, to result in a positive impact to Contractholders with assets allocated to the Equity Portfolio due to the

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Stock Index Portfolio’s different expense structure. In particular, Contractholders invested in the Equity Portfolio would benefit from a reduction in acquired fund fees and expenses since the Stock Index Portfolio normally invests directly in equity securities, as well as a reduction in “other expenses” due to the increased size of the combined Portfolio. FMG LLC noted that the Stock Index Portfolio may benefit from having a modestly larger asset base.

With respect to the Reorganization of the Fixed Income Portfolio into the Bond Index Portfolio, FMG LLC noted that the Portfolios have broadly similar investment objectives and both Portfolios provide exposure to fixed income securities. FMG LLC then stated its belief that the Reorganization would be beneficial to the shareholders invested in the Fixed Income Portfolio because the Reorganization would provide a means by which Contractholders with amounts allocated to the Fixed Income Portfolio could pursue a broadly similar investment objective in the context of a much larger fund with better prospects for attracting additional assets and lower expenses. FMG LLC provided fee, expense and performance information for each Portfolio, as well as pro forma combined fees and expenses for the Bond Index Portfolio assuming that the Reorganization had been in effect for the period ended December 31, 2014. FMG LLC stated that it anticipated the Reorganization, if approved by Contractholders, to result in a positive impact to Contractholders with assets allocated to the Fixed Income Portfolio due to the Bond Index Portfolio’s different expense structure. In particular, Contractholders invested in the Fixed Income Portfolio would benefit from a reduction in acquired fund fees and expenses since the Bond Index Portfolio normally invests directly in fixed income securities, as well as a reduction in “other expenses” due to the increased size of the combined Portfolio. FMG LLC noted that the Bond Index Portfolio may benefit from having a modestly larger asset base.

In determining whether to approve the Plan of Reorganization with respect to each Acquired Portfolio and recommend its approval to shareholders, the Board of the Trust, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of each Reorganization to shareholders, including lower total annual operating expenses (including acquired fund fees and expenses, if any) by reorganizing into an Acquiring Portfolio with lower total annual operating expenses (including acquired fund fees and expenses, if any) than the respective Acquired Portfolio and greater potential to increase assets and thereby realize economies of scale in the Portfolio’s expenses and portfolio management fees as a result of asset growth; (2) comparisons of the Acquired Portfolios’ and the corresponding Acquiring Portfolios’ investment objectives, policies, strategies, restrictions and risks; (3) the experience and qualifications of the Manager, Sub-Advisers and key personnel managing each Acquiring Portfolio; (4) the effect of the Reorganization on an Acquired Portfolio’s annual operating expenses and shareholder fees and services; (5) the relative historical performance records of the Portfolios; (6) any change in shareholder rights; (7) the direct or indirect federal income tax consequences of the Reorganizations to shareholders and Contractholders; (8) any fees or expenses that will be borne directly or indirectly by an Acquired Portfolio in connection with its respective Reorganization; (9) the terms and

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conditions of the Plan of Reorganization and whether a Reorganization would result in dilution of shareholder interests; (10) the potential benefits of the Reorganizations to other persons, including FMG LLC and its affiliates, as discussed below in the section entitled “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates” and (11) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure.

In connection with the Board of the Trust’s consideration of the proposed Reorganizations, the Independent Trustees requested, and FMG LLC provided to the Board, information regarding the factors set forth above as well as other information relating to the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Board of the Trust, including the Independent Trustees, concluded that each Acquired Portfolio’s participation in its respective Reorganization is in its best interests and that the interests of existing shareholders of the Acquired Portfolios would not be diluted as a result of the Reorganizations. The Board of the Trust’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders invested in each Acquired Portfolio to allocate amounts to a much larger Portfolio that pursues a broadly similar investment objective, provides comparable exposure to a diversified portfolio of investments in equity securities or fixed income securities pursuant to an indexing strategy, as applicable, and has better prospects for attracting additional assets and a lower annual operating expense ratio than the Acquired Portfolio (including acquired fund fees and expenses, if any).

•

Following the Reorganizations, FMG LLC will continue to serve as the investment manager and administrator of each Acquiring Portfolio and each Acquiring Portfolio’s current Sub-Adviser will continue to serve as the Sub-Adviser to that Acquiring Portfolio.

•

As a result of the Reorganization, each shareholder of Class B shares of an Acquired Portfolio would hold, immediately after the Closing Date, Class IB shares of the corresponding Acquiring Portfolio having an aggregate value equal to the aggregate value of the Acquired Portfolio Shares such shareholder holds as of the Closing Date.

•

Each Reorganization will be effected on the basis of each participating Portfolio’s net asset value, which will be determined in connection with each Reorganization in accordance with the Trust’s or EQ Trust’s normal valuation procedures, as applicable, which are identical for all of the Portfolios.

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•	The Reorganizations are not expected to have any adverse tax results to Contractholders.

•	Except for the brokerage costs incurred in connection with each Reorganization, FMG LLC will bear the expenses associated with each Reorganization.

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On the basis of the information provided to it and its evaluation of that information, the Board of the Trust, including the Independent Trustees, voted unanimously to approve the Plan of Reorganization and to recommend that the shareholders of each Acquired Portfolio also approve, respectively, the Plan of Reorganization.

Potential Benefits of the Reorganizations to FMG LLC and its Affiliates

FMG LLC may realize benefits in connection with the Reorganizations. For example, the Reorganizations would eliminate FMG LLC’s obligations under the Expense Limitation Arrangement for the Acquired Portfolios by reorganizing the Acquired Portfolios into the Acquiring Portfolios. The Stock Index Portfolio is not subject to any expense limitation arrangement. The Bond Index Portfolio is subject to an expense limitation arrangement, but FMG LLC was not obligated to reimburse any expenses to the Bond Index Portfolio during its most recent fiscal year.

In addition, the Portfolios are offered and sold through Contracts issued by AXA Equitable that may provide certain death benefit, income benefit or other guarantees to Contractholders. In providing these guarantees, AXA Equitable assumes the risk that Contractholder account values will not be sufficient to pay the guaranteed amounts when due, and therefore that AXA Equitable will have to use its own resources to cover any shortfall. AXA Equitable may enter into hedging transactions from time to time that are intended to help manage its risks under these guarantees. The Reorganizations may enhance AXA Equitable’s ability to manage this risk, for example, by eliminating a Portfolio that has underperformed expectations. This could have a positive impact on AXA Equitable’s profitability and/or financial position.

Descriptions of Risk Factors

A Portfolio’s performance may be affected by one or more of the following risks, which are described in detail in Appendix B “More Information on Strategies and Risk Factors.”

Reorganization of CharterSM Equity Portfolio into the EQ/Common Stock Index Portfolio

Affiliated Portfolio Risk:    In managing a Portfolio that invests in Underlying Portfolios and Underlying ETFs, the Manager will have the authority to select and substitute the Underlying Portfolios and Underlying ETFs. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the fees payable to it by

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some of the affiliated Underlying Portfolios are higher than the fees payable by other affiliated Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

Derivatives Risk:    A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for a portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to a portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk:    In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk:    There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in

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a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk:    The risk that certain investments may be difficult or impossible for a portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the portfolio.

Market Risk:    The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.

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Mid-Cap, Small-Cap and Micro-Cap Company Risk:    Investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies.

Non-Traditional (Alternative) Investment Risk:    To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in non-traditional (alternative) investments, the Portfolio will be subject to the risks associated with such investments. Non-traditional (alternative) investments use a different approach to investing than do traditional investments (stocks, bonds, and cash) and, as a result, have different characteristics and risks than do traditional investments. Non-traditional (alternative) investments are often less liquid, particularly in periods of stress, are generally more complex and less transparent, and may have more complicated tax profiles than traditional investments. In addition, the performance of non-traditional (alternative) investments may be dependent primarily on investment manager experience and skill, whereas the performance of traditional investments generally is dependent primarily on market exposure and returns. The use of non-traditional (alternative) investments may not achieve the desired effect.

Portfolio Management Risk:    The risk that strategies used by the Manager or the Sub-Adviser(s) and their securities selections fail to produce the intended results.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs:    A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Portfolios may already be available directly as an investment option in your contract. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Portfolio instead of in the Portfolio itself. However, not all Underlying Portfolios may be available as an investment option in your contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio,

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Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

Reorganization of the CharterSM Fixed Income Portfolio into the EQ/Core Bond Index Portfolio

Affiliated Portfolio Risk:    In managing a Portfolio that invests in Underlying Portfolios and Underlying ETFs, the Manager will have the authority to select and substitute the Underlying Portfolios and Underlying ETFs. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Underlying Portfolios and Underlying ETFs because it (and in certain cases its affiliates) earn fees for managing and administering the affiliated Underlying Portfolios, but not the unaffiliated Underlying Portfolios or Underlying ETFs. In addition, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various affiliated Underlying Portfolios because the fees payable to it by some of the affiliated Underlying Portfolios are higher than the fees payable by other affiliated Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain affiliated Underlying Portfolios, its affiliates are responsible for sub-advising, the affiliated Underlying Portfolios.

Bank Loans Risk:    Loans are subject to additional risks including liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a portfolio investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value.

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Convertible Securities Risk:    The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be different than the current market price of the security. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by a portfolio in convertible debt securities may not be subject to any ratings restrictions, although in such cases the portfolio’s investment manager may consider such ratings, and any changes in such ratings, in its determination of whether the portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk and credit risk, and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk:    The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security may decrease its value.

Derivatives Risk:    A portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for a portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to a portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

ETFs Risk:    A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the

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ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Floating Rate Loan Risk:    Floating rate loans generally are subject to restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized, and can decline significantly in value.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Any such decline may

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erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk:    There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Inflation-Indexed Bonds Risk:    Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, a portfolio may have no income at all from such investments.

Interest Rate Risk:    The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

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Investment Grade Securities Risk:    Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Liquidity Risk:    The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio.

Market Risk:    The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.

Money Market Risk:    Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the portfolio has purchased may reduce the portfolio’s yield and can cause the price of a money market security to decrease. In addition, a money market portfolio is subject to the risk that the value of an investment may be eroded over time by inflation.

Non-Investment Grade Securities Risk:    Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a sub-adviser) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-Investment grade bonds, sometimes referred to as “junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.

Non-Traditional (Alternative) Investment Risk:    To the extent the Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in non-traditional (alternative) investments, the Portfolio will be subject to the risks associated with such investments. Non-traditional (alternative) investments use a different approach to investing than do traditional investments (stocks, bonds, and cash) and, as a result, have different characteristics and risks than do traditional investments. Non-traditional (alternative) investments are often less liquid, particularly in periods of stress, are generally more complex and less transparent, and may have more complicated tax profiles than traditional investments. In addition, the performance of non-traditional (alternative) investments may be dependent primarily on investment manager experience and skill, whereas the performance of traditional investments generally is dependent primarily on market exposure and returns. The use of non-traditional (alternative) investments may not achieve the desired effect.

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Portfolio Management Risk:    The risk that strategies used by the Manager or the Sub-Adviser(s) and their securities selections fail to produce the intended results.

Redemption Risk:    A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs:    A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Underlying Portfolios may already be available directly as an investment option in your contract. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Portfolio instead of in the Portfolio itself. However, not all Underlying Portfolios may be available as an investment option in your contract. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by the Manager.

The Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. There is also the risk that an Underlying ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a

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particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary.

Securities Lending Risk:    The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

U.S. Government Securities Risk:    Although a portfolio may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the portfolio itself and do not guarantee the market price of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.

Federal Income Tax Consequences of the Reorganizations

It is anticipated that each Reorganization will not qualify, for federal income tax purposes, as a tax-free reorganization. Each Acquired Portfolio anticipates selling all its securities (i.e., securities of Underlying Portfolios and Underlying ETFs) before its Reorganization, as a result of which it may recognize net gains or losses (which losses could be significant). Any net gains recognized on those sales would increase the amount of any distribution an Acquired Portfolio must make to its shareholders (the Separate Accounts) before consummating its Reorganization to preserve its status as a “regulated investment company” for federal tax purposes and to eliminate any federal income tax liability. In addition, (1) each shareholder’s (a) adjusted basis for those purposes (“adjusted basis”) in the Acquiring Portfolio Shares it receives in a Reorganization will be the fair market value thereof at the time the Reorganization is consummated (“Effective Time”) and (b) holding period for those Acquiring Portfolio Shares will begin on the following day, and (2) each Acquiring Portfolio’s (a) adjusted basis in each Transferred Asset will be the fair market value thereof at the Effective Time and (b) holding period for the Transferred Assets will begin on the following day. Notwithstanding the foregoing, however, Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Acquired Portfolio Shares will not recognize any gain or loss as a result of the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS

Management of EQ Trust

This section gives you information about EQ Trust, the Manager and the Sub-Advisers for the Acquiring Portfolios.

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EQ Trust

EQ Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The EQ Trust Board is responsible for the overall management of EQ Trust and each of its series (“portfolios”), including the Acquiring Portfolios. As of May 1, 2015, EQ Trust issues shares of beneficial interest that are currently divided among eighty-six (86) portfolios, sixty-one (61) of which have authorized Class IA, Class IB and Class K shares, twenty-four (24) of which are only authorized to issue Class IB and Class K shares, and one (1) of which is authorized to issue Class IA and Class K shares. This Proxy Statement/Prospectus describes the Class IB shares of the Acquiring Portfolios.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Manager to each Acquired Portfolio and each Acquiring Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to certain portfolios of EQ Trust. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to other portfolios, including the Acquiring Portfolios. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect portfolio returns. FMG LLC is a wholly owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and had $103.7 billion in assets under management as of December 31, 2014.

The Manager has a variety of responsibilities for the general management and administration of EQ Trust and the portfolios. The Manager’s management responsibilities include the selection and monitoring of Sub-Advisers for the portfolios. In addition, the Manager may be responsible for the management of the portfolios’ investments in ETFs.

The Manager plays an active role in monitoring each portfolio (or portion thereof) and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with the portfolios’ (or portion thereof’s) investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Sub-Adviser’s overall business. The Manager monitors continuity in the Sub-Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Sub-Adviser no

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less frequently than annually. The Manager obtains detailed, comprehensive information concerning portfolio (or portion thereof) and Sub-Adviser performance and portfolio (or portion thereof) operations that is used to supervise and monitor the Sub-Advisers and the portfolio (or portion thereof) operations. A team is responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which portfolio (or portion thereof) performance is measured.

The Manager selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the portfolio (or portions thereof). The Manager may appoint, dismiss and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the EQ Trust Board. The Manager also may allocate a portfolio’s assets to additional Sub-Advisers subject to the approval of the EQ Trust Board and has discretion to allocate a portfolio’s assets among a portfolio’s current Sub-Advisers. The Manager recommends Sub-Advisers for a portfolio to the EQ Trust Board based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

If the Manager appoints, dismisses or replaces a Sub-Adviser to a portfolio or adjusts the asset allocation among Sub-Advisers in a portfolio the affected portfolio may experience a period of transition during which the securities held in the portfolio may be repositioned in connection with the change in Sub-Adviser(s). A portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as an adviser to the portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, as described in “Comparative Performance Information” above, the past performance of a portfolio is not necessarily an indication of future performance. This may be particularly true for any portfolios that have undergone Sub-Adviser changes and/or changes to the investment objectives or policies of the portfolio.

The Manager is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the EQ Trust Board. A committee of FMG LLC investment personnel (“Investment Committee”) is primarily responsible for the selection, monitoring and oversight of each portfolio’s Sub-Adviser(s) and performs other duties for portfolios not described in this Proxy Statement/Prospectus.

The Manager has received an exemptive order from the SEC to permit it and the EQ Trust Board to appoint, dismiss and replace Sub-Advisers and to amend the sub-advisory agreements between the Manager and the Sub-Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the EQ Trust Board, to appoint, dismiss and replace Sub-Advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new Sub-Adviser is

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retained for a portfolio, shareholders will receive notice of such action. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (the “Affiliated Sub-Adviser”), such as AllianceBernstein, AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected portfolio’s shareholders. An amendment to an investment management agreement between FMG LLC and EQ Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a portfolio will also be submitted to shareholders for approval.

Management and Administrative Fees

Each Acquiring Portfolio pays a fee to FMG LLC for management services. The table below shows the annual rate of the management fees (as a percentage of the Acquiring Portfolio’s average daily net assets) that the Manager received from each Acquiring Portfolio in 2014 for managing the Acquiring Portfolio.

Annual Rate Received
Stock Index Portfolio	0.35%
Bond Index Portfolio	0.34%

In the interest of limiting through April 30, 2016 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of certain portfolios, the Manager has entered into an expense limitation agreement with EQ Trust with respect to those certain portfolios, including the Bond Index Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Bond Index Portfolio so that the annual operating expenses of the Bond Index Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of other investment companies in which the Bond Index Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Bond Index Portfolio’s business) as a percentage of average daily net assets do not exceed 0.72% for the Class IA shares, 0.72% for the Class IB shares, and 0.47% for the Class K shares of the Bond Index Portfolio. The Class IA shares and Class K shares are not subject to the Reorganizations. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Bond Index Portfolio’s expense ratio and such reimbursements do not exceed the Bond Index Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Bond Index Portfolio will be charged such lower expenses. The Stock Index Portfolio is not subject to an expense limitation arrangement with the Manager.

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The current contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by each Portfolio is determined as follows:

	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
Stock Index Portfolio	0.35%	0.34%	0.33%	0.32%
Bond Index Portfolio	0.35%	0.34%	0.33%	0.32%

Each Sub-Adviser to an Acquiring Portfolio is paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or a decrease in the amount of the management fee retained by the Manager, without shareholder approval. A discussion of the basis for the decision by the EQ Trust Board to approve the investment management and sub-advisory agreements with respect to the Acquiring Portfolios is available in EQ Trust’s Annual Report to Shareholders.

FMG LLC also currently serves as the Administrator of EQ Trust. The administrative services provided to EQ Trust by FMG LLC include, among others, coordination of EQ Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of EQ Trust’s proxy voting policies and procedures and anti-money laundering program.

For administrative services, in addition to the management fee, each Acquiring Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the Single-Advised Portfolios listed below which is equal to an annual rate of:

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
First $3 billion	0.12%
Next $3 billion	0.11%
Next $4 billion	0.105%
Next $20 billion	0.10%
Next $10 billion	0.0975%
Thereafter	0.095%

, subject to a minimum annual fee of $30,000. The Single-Advised Portfolios include the Acquiring Portfolios, AXA/AB Short Duration Government Bond Portfolio, AXA/Loomis Sayles Growth Portfolio, AXA Natural Resources Portfolio, AXA SmartBeta Equity Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Boston Advisors Equity Income Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/GAMCO Small Company Value Portfolio, EQ/International Equity Index Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/Invesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/Morgan Stanley Mid Cap Growth Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Growth Stock Port-

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folio, EQ/UBS Growth and Income Portfolio, EQ/Wells Fargo Omega Growth Portfolio, EQ/Energy ETF Portfolio, EQ/International ETF Portfolio, EQ/Low Volatility Global ETF Portfolio, and AXA/DoubleLine Opportunistic Core Plus Bond Portfolio.

The Sub-Advisers

Each Acquiring Portfolio’s investments are selected by its Sub-Adviser. The following table describes each Acquiring Portfolio’s Sub-Adviser and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of each Acquiring Portfolio is available in the EQ Trust’s Statement of Additional Information dated May 1, 2015, as supplemented.

	Sub-Adviser and Portfolio Managers	Business Experience
Bond Index Portfolio and Stock Index Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski Alwi Chan

Kenneth T. Kozlowski and Alwi Chan are primarily responsible for the selection, monitoring and oversight of each Acquiring Portfolio’s Sub-Adviser.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust from 2002 to 2007. He has been managing the Stock Index Portfolio since May 2011, and the Bond Index Portfolio since June 2011.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007. He has been managing the Stock Index Portfolio since May 2009 and the Bond Index Portfolio since June 2011.

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	Sub-Adviser and Portfolio Managers	Business Experience
Bond Index Portfolio	SSgA Funds Management, Inc. State Street Financial Center, One Lincoln Street Boston, MA 02111 Portfolio Managers Mahesh Jayakumar Michael Brunell

Mahesh Jayakumar and Michael Brunell are jointly and primarily responsible for the day-to-day management of the Bond Index Portfolio.

Mahesh Jayakumar, CFA®, FRM is a Vice President of SSgA FM. He currently is a Portfolio Manager in the Fixed Income, Currency and Cash Investment Team. He is responsible for managing several portfolios spanning diverse areas such as Green Bonds, Global Treasuries/Inflation, Government/Credit, Aggregate and client directed mandates. Mr. Jayakumar has been with SSgA FM since 2008. Prior to joining State Street Corporation, Mr. Jayakumar worked as a software development manager for a large enterprise software provider. Mr. Jayakumar has been managing the Bond Index Portfolio since January 2012.

Michael Brunell, CFA® has been a member of the Fixed Income Index team since 2004. Mr. Brunell is a Vice President of SSgA FM. In his current role as part of the Fixed Income, Currency and Cash Investment Team, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997. Mr. Brunell has been managing the Bond Index Portfolio since January 2009.

Stock Index Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas, New York, New York 10105. Portfolio Manager Judith DeVivo	Judith DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts. Ms. DeVivo has been managing the Stock Index Portfolio since December 2008.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court for the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella

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Litigation”). The lawsuit was filed derivatively on behalf of eight portfolios of EQ Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion to dismiss as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the Court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of EQ Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgement as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgement relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of the Defendants’ experts.

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No liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, EQ Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to EQ Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the AXA Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the AXA Large Cap Core Managed

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Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above six Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio – $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio – $1,122,000; (iii) the AXA Mid Cap Value Managed Volatility Portfolio – $2,992,000; (iv) the AXA Large Cap Core Managed Volatility Portfolio – $64,600; (v) the EQ/Small Company Index II Portfolio – $61,200; (vi) the EQ/Common Stock Index II Portfolio – $18,360; and (vii) the Multimanager Large Cap Value Portfolio (now called AXA Large Cap Value Managed Volatility Portfolio) – $3,359,200.

The lawsuits do not allege any misconduct by the EQ Trust or its Portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

Portfolio Services

Portfolio Distribution Arrangements

EQ Trust offers three classes of shares on behalf of the Acquiring Portfolios: Class IA, Class IB and Class K shares. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of EQ Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.

EQ Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for EQ Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of EQ Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum annual distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IA and Class IB shares is 0.25% of the average daily net assets attributable to such share class. Because these fees are paid out of the respective Acquiring Portfolio’s assets on an on going basis, over time, the fees for Class IA and Class IB shares will increase your cost of investing and may cost you more than other types of charges. The Acquiring Portfolios’ Class IA shares are not subject to the Reorganizations.

The distributor may receive payments from the Sub-Adviser of each Acquiring Portfolio or its affiliates to help defray expenses for sales meetings or seminar

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sponsorships that may relate to the Contracts and/or the Portfolio. These sales meetings or seminar sponsorships may provide the Sub-Adviser with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from each Sub-Adviser in connection with the distribution of the Contracts.

Payments to Broker-Dealers and Other Financial Intermediaries

The Acquiring Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Contracts and retirement plans and to other eligible investors. The Acquiring Portfolios and their related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

Buying and Selling Shares

The Acquiring Portfolios’ shares are currently sold to insurance company separate accounts in connection with Contracts issued by AXA Equitable. Shares in the Stock Index Portfolio are also sold to other affiliated or unaffiliated insurance companies. The Acquiring Portfolios’ shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Acquiring Portfolios are sold only to other portfolios of EQ Trust, portfolios of the Trust and certain group annuity and retirement plans.

The Acquiring Portfolios do not have minimum initial or subsequent investment requirements. Shares of the Acquiring Portfolios are redeemable on any business day upon receipt of a request. Please refer to your Contract prospectus for more information on purchasing and redeeming shares of the Acquiring Portfolios.

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Each Acquiring Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

EQ Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange (“NYSE”) is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. An Acquiring Portfolio may pay the redemption price in whole or

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part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Acquiring Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of an Acquiring Portfolio may adversely affect the Portfolio’s performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Acquiring Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Acquiring Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, an Acquiring Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading.

The EQ Trust Board has adopted policies and procedures regarding disruptive transfer activity. EQ Trust and the Acquiring Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Acquiring Portfolio shares. As a general matter, each Acquiring Portfolio and EQ Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

EQ Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. EQ Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of EQ Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•	The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others,

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resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of EQ Trust, determines that a Contractholder’s transfer patterns among EQ Trust’s portfolios are disruptive to EQ Trust’s portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

EQ Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. EQ Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or EQ Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult your Contract prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of portfolios of EQ Trust by funds of funds managed by FMG LLC.

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Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the portfolios, including the Acquiring Portfolios.

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of a portfolio of EQ Trust, including the Acquiring Portfolios, without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities	+	Cash and other assets	–	Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the NYSE on the days it is open for trading. This is normally 4:00 p.m. Eastern time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a portfolio or its designated agent.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of EQ Trust’s Board of Trustees at the close of regular trading on the NYSE. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between

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dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Options — for exchange traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in EQ Trust’s calculations of net asset values for each applicable portfolio when EQ Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the EQ Trust Board believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security

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values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

Each business day, the portfolios’ net asset values, including the net asset values of any applicable Acquiring Portfolio, are transmitted electronically to insurance companies that use the portfolios as underlying investment options for Contracts.

Dividends and Other Distributions

Each Acquiring Portfolio generally distributes most or all of its net investment income and net realized gains (collectively, “Taxable Income”), if any, annually. Dividends and other distributions by an Acquiring Portfolio are automatically reinvested at net asset value in shares of the distributing class of the Portfolio.

Federal Income Tax Considerations

The Acquiring Portfolios currently sell their shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions an Acquiring Portfolio makes of its Taxable Income and net gains its shareholders realize on redemptions or exchanges of Acquiring Portfolio shares generally will not be taxable to them (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

Each Acquiring Portfolio is treated as a separate corporation, and intends to continue to qualify each taxable year to be treated as a “regulated investment company” (a “RIC”), for federal tax purposes. Each Acquiring Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate an Acquiring Portfolio’s disposition of one or more investments when it might not otherwise do so.

An Acquiring Portfolio that satisfies the federal tax requirements to be treated as a RIC is not taxed at the entity (portfolio) level to the extent it passes through all its Taxable Income to its shareholders by making distributions. Although EQ Trust intends that each Acquiring Portfolio will be operated to have no federal tax liability, if an Acquiring Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that an Acquiring Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Acquiring Portfolio to maintain its RIC status (and to satisfy certain other requirements), because each shareholder of a Portfolio that is a Separate Account will then be able to use a “look-through” rule in determining whether the account meets the federal tax investment diversification rules for insurance company

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separate accounts. If an Acquiring Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Acquiring Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the investment manager and the administrator of EQ Trust, therefore carefully monitors the Acquiring Portfolios’ compliance with all of the RIC rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Bond Index Portfolio’s Class IA, Class IB and Class K shares and the Stock Index Portfolio’s Class IA and Class IB shares. The financial information in the tables is for the past five years (or, if shorter, the period of operations). The financial information below for the Class IA, Class IB and Class K shares, as applicable, of the respective Acquiring Portfolios has been derived from the financial statements of the Portfolio for the fiscal year ended December 31, 2014, which have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s report on each Acquiring Portfolio’s financial statements for the fiscal year ended December 31, 2014 and the financial statements themselves as of December 31, 2014 are included in the Statement of Additional Information relating to this Proxy Statement/Prospectus. The information should be read in conjunction with these financial statement documents.

Certain information reflects financial results for a single share. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in the Acquiring Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any Separate Account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges.

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EQ/Common Stock Index Portfolio

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.73	$18.13	$15.94	$16.07	$14.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.27	0.27	0.25	0.22
Net realized and unrealized gain (loss) on investments and futures	2.55	5.61	2.21	(0.13)	2.04

Total from investment operations	2.86	5.88	2.48	0.12	2.26

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.25)	(0.23)

Net asset value, end of year	$26.27	$23.73	$18.13	$15.94	$16.07

Total return	12.05%	32.49%	15.54%	0.82%	16.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,292,750	$4,204,128	$3,532,647	$3,421,651	$3,823,474
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets	1.25%	1.30%	1.54%	1.50%	1.53%
Portfolio turnover rate ^	4%	4%	3%	5%	10%

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EQ/Common Stock Index Portfolio

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.61	$18.04	$15.85	$15.99	$13.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.27	0.27	0.20	0.18
Net realized and unrealized gain (loss) on investments and futures	2.53	5.58	2.21	(0.13)	2.04

Total from investment operations	2.84	5.85	2.48	0.07	2.22

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.21)	(0.19)

Net asset value, end of year	$26.13	$23.61	$18.04	$15.85	$15.99

Total return	12.03%	32.48%	15.62%	0.50%	15.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,472,926	$1,462,407	$1,194,810	$1,152,609	$1,297,833
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	1.25%	1.30%	1.54%	1.25%	1.28%
Portfolio turnover rate ^	4%	4%	3%	5%	10%

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.

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EQ/Core Bond Index Portfolio

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.87	$10.15	$9.98	$9.71	$9.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.13	0.15	0.21	0.28
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.09	(0.29)	0.17	0.28	0.28

Total from investment operations	0.23	(0.16)	0.32	0.49	0.56

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.15)	(0.22)	(0.24)

Net asset value, end of year	$9.97	$9.87	$10.15	$9.98	$9.71

Total return	2.36%	(1.59)%	3.20%	5.01%	6.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$88,462	$94,808	$116,262	$127,549	$5,775,848
Ratio of expenses to average net assets (f)	0.71%	0.72%	0.72%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.31%	1.48%	2.11%	2.85%
Portfolio turnover rate ^	24%	33%	32%	79%	83%

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EQ/Core Bond Index Portfolio

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.88	$10.17	$10.00	$9.72	$9.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.13	0.15	0.17	0.26
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.10	(0.30)	0.17	0.30	0.28

Total from investment operations	0.24	(0.17)	0.32	0.47	0.54

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.15)	(0.19)	(0.22)

Net asset value, end of year	$9.99	$9.88	$10.17	$10.00	$9.72

Total return	2.46%	(1.69)%	3.20%	4.85%	5.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,251,635	$2,402,741	$1,485,443	$1,355,385	$1,308,869
Ratio of expenses to average net assets (f)	0.71%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.30%	1.47%	1.73%	2.64%
Portfolio turnover rate ^	24%	33%	32%	79%	83%

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EQ/Core Bond Index Portfolio

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$9.87	$10.15	$9.98	$10.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.18	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.10	(0.30)	0.17	0.02

Total from investment operations	0.26	(0.14)	0.35	0.08

Less distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.18)	(0.22)

Net asset value, end of period	$9.97	$9.87	$10.15	$9.98

Total return (b)	2.62%	(1.34)%	3.46%	0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,223,006	$5,438,085	$4,958,865	$5,256,236
Ratio of expenses to average net assets (a)(f)	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	1.60%	1.56%	1.72%	1.74%
Portfolio turnover rate ^	24%	33%	32%	79%

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

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VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of an Acquired Portfolio at the close of business on June 30, 2015 (the “Record Date”) will be entitled to be present and vote or provide voting instructions for the applicable Acquired Portfolio at the Meeting with respect to their shares or shares attributable to their Contracts as of the Record Date.

Each whole share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table below shows the number of outstanding shares of each Acquired Portfolio as of the Record Date that are entitled to vote at the Meeting. AXA Equitable owned of record more than 95% of those shares.

Total Number
Equity Portfolio- Class B Shares	559,836
Fixed Income Portfolio- Class B Shares	565,618

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by proxy will be voted “FOR” the respective Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person. If a shareholder abstains from voting as to any matter, the shares represented by the abstention or broker “non-vote” will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the respective Proposal.

Contractholders with amounts allocated to an Acquired Portfolio on its respective Record Date will be entitled to be present and provide voting instructions for the Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. AXA Equitable will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions.

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Shares in each investment division of a Separate Account that is invested in an Acquired Portfolio for which AXA Equitable receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the respective Proposal, and AXA Equitable may vote in its discretion with respect to other matters not now known that may be presented at the Meeting. AXA Equitable will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account for which AXA Equitable receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by AXA Equitable as surplus or seed money, will be voted by AXA Equitable “FOR” or “AGAINST” approval of the respective Proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to AXA Equitable. As a result of such proportional voting by AXA Equitable, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

Voting instructions executed by a Contractholder may be revoked at any time prior to AXA Equitable voting the shares represented thereby by the Contractholder providing AXA Equitable with a properly executed written revocation of such voting instructions, or by the Contractholder providing AXA Equitable with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by AXA Equitable may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by AXA Equitable representative attending the Meeting and voting in person.

Required Shareholder Vote

Approval of the Plan of Reorganization with respect to a Reorganization involving an Acquired Portfolio will require the affirmative vote of (1) 67% or more of the voting securities of the Acquired Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities, whichever is less. “Voting securities” refers to the shares of an Acquired Portfolio.

The presence, in person or by proxy, of at least one-third of the shares of an Acquired Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business, with respect to that Acquired Portfolio, at the Meeting.

To the knowledge of the Trust, as of the Record Date, the officers and Trustees owned, as a group, less than 1% of the shares of each Acquired Portfolio.

AXA Equitable may be deemed to be a control person of the Trust by virtue of its direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders

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owning more than 25% of the outstanding shares of an Acquired Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, except as set forth in Appendix C, to the Trust’s knowledge, (1) no person, other than AXA Equitable, owned beneficially or of record 5% or more of the outstanding Class B shares of each Acquired Portfolio, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding 5% or more of the outstanding Class B shares of each Acquired Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about August 13, 2015. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of FMG LLC or its affiliates or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at https://www.proxypush.com/AXACP; (2) by telephone at 1-866-221-8325; or (3) by mail, with the enclosed proxy card. Contractholders can provide voting instructions: (1) by Internet at our website at https://www.proxypush.com/AXACP; (2) by telephone at 1-866-221-8325; or (3) by mail, with the enclosed voting instruction card. In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person. The cost of the Meeting, including the cost of solicitation of proxies and voting instructions, will be borne by FMG LLC.

Adjournment or Postponement

If a quorum is not established at the Meeting or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

Other Matters

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

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The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, AXA Equitable will vote those unmarked voting instructions in favor of a Proposal.

* * * * *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-522-5035.

We need your vote. It is important that you execute and return all of your proxy or voting instruction cards promptly.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of September      2015, between EQ ADVISORS TRUST, a Delaware statutory trust (“EQAT”), on behalf of each of its segregated portfolios of assets (“series”) listed under the heading “Acquiring Portfolios” on Schedule A to this Agreement (“Schedule A”) (each, an “Acquiring Portfolio”), and AXA PREMIER VIP TRUST, also a Delaware statutory trust (“VIP”), on behalf of each of its series listed under the heading “Targets” on Schedule A (each, a “Target”). (Each Acquiring Portfolio and Target is sometimes referred to herein as a “Portfolio,” and each of EQAT and VIP is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations contained herein (collectively, “Obligations”) of and by each Portfolio, and of and by each Investment Company, as applicable, on its behalf, shall be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of each Portfolio shall inure to and be enforceable by the Investment Company of which that Portfolio is a series on that Portfolio’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or Investment Company of its Obligations set forth herein.

Each Investment Company currently sells voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”) (“Separate Accounts”) in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby; EQAT also currently sells shares in EQ/Common Stock Index Portfolio to AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies in connection with Contracts issued thereby. Shares in each Portfolio also may be sold to (1) tax-qualified retirement plans, including The AXA Equitable 401(k) Plan, and (2) other investors eligible under applicable Regulations (as defined below); and shares in each Acquiring Portfolio also may be sold to other portfolios managed by AXA Equitable Funds Management Group, LLC (“FMG LLC”) that currently sell their shares to those accounts and plans. Class K shares are sold only to other series of the Investment Companies and certain group annuity and retirement plans. The Portfolios are underlying investment options for the Separate Accounts to fund Contracts. Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Investment Companies wish to effect two separate reorganizations, each consisting of (1) the transfer of all of a Target’s assets to the Acquiring Portfolio listed on Schedule A opposite its name (“corresponding Acquiring Portfolio”) in exchange for shares in that Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) that Target’s termination (all the foregoing transactions involving each Target and its corresponding Acquiring Portfolio being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. (For convenience, the balance hereof refers only to a single Reorganization, one Target, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Portfolio’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers a single class of shares, designated Class B shares (“Target Shares”). Acquiring Portfolio offers three classes of shares, designated Class IA, Class IB, and Class K shares, but only Acquiring Portfolio’s Class IB shares (“Acquiring Portfolio Shares”) are involved in the Reorganization and included in references herein to “Acquiring Portfolio Shares.” The rights and preferences of the Acquiring Portfolio Shares are identical to the rights and preferences of the Target Shares.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a) issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Portfolio Share, and

(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time; and Target has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to EQAT.

1.3. The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except expenses borne by FMG LLC pursuant to paragraph 7.2. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4. If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the Separate Accounts for which AXA Equitable holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by EQAT’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts.

Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder. The aggregate NAV of Acquiring Portfolio Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. EQAT shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6. After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5, all actions required to terminate Target as a series of VIP shall be taken — and in all events Target shall have been terminated as such within six months after the Effective Time — and VIP shall make all filings and take all other actions in connection therewith required by applicable law or necessary and proper to effect that termination.

1.7. Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, VIP shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

2.	VALUATION

2.1. For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in VIP’s then-current prospectus and statement of additional information (“Pro/SAI”) including Target and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using EQAT’s Valuation Procedures.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by FMG LLC, in its capacity as each Investment Company’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1. Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously at the close of business (4:00 p.m., Eastern Time) on September 25, 2015, or a later date as to which they agree (“Effective Time”). If, at or immediately before the Valuation Time, (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per Acquiring Portfolio Share is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.

3.2. The Investment Companies shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. VIP shall direct its transfer agent to deliver to EQAT at the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4. EQAT shall direct its transfer agent to deliver to VIP (a) at the Closing, a confirmation, or other evidence satisfactory to VIP, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5. Each Investment Company shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4.	REPRESENTATIONS AND WARRANTIES

4.1. VIP, on Target’s behalf, represents and warrants to EQAT, on Acquiring Portfolio’s behalf, as follows:

4.1.1. VIP (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.1.2. Target is a duly established and designated series of VIP;

4.1.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of VIP’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of VIP, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4. At the Effective Time, VIP, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, EQAT, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5. VIP, with respect to Target, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, VIP’s Agreement and Declaration of Trust, as amended

(“VIP Declaration”), or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which VIP, with respect to Target or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which VIP, with respect to Target or on its behalf, is a party or by which it is bound;

4.1.6. At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights VIP, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to VIP’s knowledge, threatened against VIP, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and VIP, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or VIP’s ability to consummate the transactions contemplated hereby;

4.1.8. Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2014, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Target’s unaudited Statements for the six months ended June 30, 2015 (copies of which VIP has furnished to EQAT), present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to VIP’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

4.1.9. Since December 31, 2014, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.10. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of VIP’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11. Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12. All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by VIP and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.13. On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, VIP’s Pro/SAI including Target will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.14. The information to be furnished by VIP for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.15. The Acquiring Portfolio Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.16. The VIP Declaration permits VIP to vary its shareholders’ investment. VIP does not have a fixed pool of assets — each series thereof (including Target) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof, if any, have the authority to buy and sell securities for it.

4.2. EQAT, on Acquiring Portfolio’s behalf, represents and warrants to VIP, on Target’s behalf, as follows:

4.2.1. EQAT (a) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2. Acquiring Portfolio is a duly established and designated series of EQAT;

4.2.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of EQAT’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of EQAT, with respect to Acquiring Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4. No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5. EQAT, with respect to Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, EQAT’s Amended and Restated Agreement and Declaration of Trust, as amended (“EQAT Declaration”), or Bylaws, or any Undertaking to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

4.2.6. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to EQAT’s knowledge, threatened against EQAT, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and EQAT, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or EQAT’s ability to consummate the transactions contemplated hereby;

4.2.7. Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2014, have been audited by PwC and are in accordance with GAAP; those Statements and Acquiring Portfolio’s unaudited Statements for the six months ended June 30, 2015 (copies of which EQAT has furnished to VIP), present fairly, in all material respects, Acquiring Portfolio’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to EQAT’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

4.2.8. Since December 31, 2014, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

4.2.9. All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of EQAT’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.10. Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.11. All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by EQAT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by EQAT and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by EQAT;

4.2.12. On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) EQAT’s Pro/SAI including Acquiring Portfolio will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by VIP for use therein;

4.2.13. The information to be furnished by EQAT for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.14. The EQAT Declaration permits EQAT to vary its shareholders’ investment. EQAT does not have a fixed pool of assets — each series thereof (including Acquiring Portfolio) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3. Each Investment Company, on its Portfolio’s behalf, represents and warrants to the other Investment Company, on its Portfolio’s behalf, as follows:

4.3.1. No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Portfolio’s behalf, except for (a) EQAT’s filing with the Commission of (1) a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) a post-effective amendment to EQAT’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2. The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

4.3.3. There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization; and

4.3.4. The principal purpose of Acquiring Portfolio’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

5.	COVENANTS

5.1. Each Investment Company covenants to operate its Portfolio’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Portfolio’s normal business activities; and

(b) each Portfolio will retain exclusive control of the composition of its portfolio until the Closing.

5.2. VIP covenants to call and hold a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3. VIP covenants that it will assist EQAT in obtaining information EQAT reasonably requests concerning the beneficial ownership of Target Shares.

5.4. VIP covenants that it will turn over its books and records regarding Target (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to EQAT at the Closing.

5.5. Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) EQAT, on Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) VIP, on Target’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7. EQAT covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Portfolio’s operations after the Effective Time.

5.8. VIP covenants to distribute all the Acquiring Portfolio Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target.

5.9. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target’s shareholders at the Shareholders Meeting (including any adjournments or postponements thereof);

6.2. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.3. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4. EQAT, on Acquiring Portfolio’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that EQAT, on Acquiring Portfolio’s behalf, assumes all of the Liabilities; and

6.5. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

7.	BROKERAGE FEES AND EXPENSES

7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. FMG LLC shall bear all the expenses of the Reorganization, except that (a) all brokerage costs incurred in connection with the Reorganization shall be borne by the Portfolio that directly incurs them and (b) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing (except to the extent provided in paragraph 6.4).

9.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2015, or another date to which the Investment Companies agree; or

9.2. By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.	MISCELLANEOUS

11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its Portfolio’s behalf) and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment

Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of its Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Signatures on following page]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of its series listed on Schedule A

By:
Name:	Steven M. Joenk
Title:	President and Chief Executive Officer

AXA PREMIER VIP TRUST, on behalf of its series listed on Schedule A

By:
Name:	Brian E. Walsh
Title:	Chief Financial Officer

SCHEDULE A

TARGETS	ACQUIRING PORTFOLIOS
(series of VIP)	(series of EQAT)

CharterSM Equity Portfolio	EQ/Common Stock Index Portfolio

CharterSM Fixed Income Portfolio	EQ/Core Bond Index Portfolio

APPENDIX B

MORE INFORMATION ON STRATEGIES AND RISK FACTORS

Strategies

Changes in Investment Objectives and Principal Investment Strategies

Each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Each Portfolio has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name. Each such policy is subject to change only upon at least sixty (60) days prior notice to shareholders of the affected Portfolio.

Indexing Strategy

Each Acquiring Portfolio seeks to track the total return performance (before fees and expenses) of a particular index. The Sub-Adviser to each Acquiring Portfolio seeks to track the total return performance (before fees and expenses) of a particular index and does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. Rather, the Sub-Adviser employs a sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Portfolio based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

Underlying Portfolios and ETFs

The Acquired Portfolios invest primarily in securities issued by other investment companies (“Underlying Portfolio(s)”) and ETFs (“Underlying ETF(s)”). Accordingly, an Acquired Portfolio’s performance depends upon a favorable allocation by the Manager among the Underlying Portfolios and the Underlying ETFs as well as the ability of the Underlying Portfolios and Underlying ETFs to generate favorable performance. The Underlying Portfolios are other mutual funds that are managed by the

Manager and sub-advised by one or more investment sub-advisers, which may include affiliates of the Manager, and other investment companies (including open-end and closed-end investment companies) that are managed by investment managers other than the Manager. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. A passively-managed ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International (“MSCI”)) selects as representative of a market, market segment, industry sector, country or geographic region. A passively managed ETF generally holds the same stocks, bonds or other instruments as the index it tracks (or it may hold a representative sample of such instruments). Accordingly, such an ETF is designed so that its performance will correspond closely with that of the index it tracks.

Each Acquired Portfolio has target investment percentages (an approximate percentage of the Acquired Portfolio’s assets invested in a particular asset category as represented by the primary holdings, as described in the prospectuses, of the Underlying Portfolios and Underlying ETFs).

Generally, each Acquired Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Acquired Portfolio rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Acquired Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Acquired Portfolios rely on these exemptive orders in investing in ETFs.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in “Comparison of Investment Objectives, Policies and Strategies,” in the Proxy Statement/Prospectus and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see each Portfolio’s respective Statement of Additional Information.

Acquired Portfolios

Cash and Short-Term Investments.    An Acquired Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of being allocated to an Underlying Portfolio or Underlying ETF) as deemed appropriate by the Manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited. An Acquired Portfolio also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent an Acquired Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act. Generally, these securities offer less potential for gains than other types of securities.

Non-Traditional (Alternative) Investments.    Non-traditional (alternative) investments are alternatives to traditional equity (stocks) or fixed income (bonds and cash) investments. Non-traditional (alternative) investments have the potential to enhance portfolio diversification and reduce overall portfolio volatility because these investments may not have a strong correlation (relationship) to one another or to traditional market indexes. Non-traditional (alternative) investments use a different approach to investing than do traditional investments. This approach may involve, for example, seeking excess returns that are not tied to traditional investment benchmarks (absolute return); taking both long and short positions in credit-sensitive securities (e.g., long/short credit); holding private securities instead of publicly traded securities (e.g., listed private equity); taking both long and short positions in futures contracts (e.g., managed futures); seeking to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, or other special situations (e.g., merger arbitrage); or using derivatives or hedging strategies. This approach also may involve investing in a variety of non-traditional (alternative) strategies (e.g., multi strategies). Many non-traditional (alternative) investment strategies are designed to help reduce the role of overall market direction in determining return.

Portfolio Turnover.    The Acquired Portfolios do not restrict the frequency of trading to limit expenses. An Acquired Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Temporary Defensive Investments.    For temporary defensive purposes in response to adverse market, economic, political or other conditions, an Acquired Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent an Acquired Portfolio is invested in these instruments, the Acquired Portfolio will not be pursuing its principal investment strategies and may not achieve its investment objective. In addition, an Acquired Portfolio may deviate from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities.    An Acquired Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other

U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This development, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, credit concerns could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Acquiring Portfolios

Bank Loans.    A Portfolio may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or through an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Cash Management.    Each Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies. Generally, these securities offer less potential for gains than other types of securities.

Derivatives.    Each Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps and credit default swaps) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities.    Certain Portfolios, including certain Portfolios that invest primarily in debt securities, may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange Traded Funds.    A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, each ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, each ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities.    Each Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities.    Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures.    A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities.    Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Inflation-Indexed Bonds.    A Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income to an investing Portfolio, which generally must distribute the amount of that income for federal income tax purposes, even though it does not receive the principal until maturity.

Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the relevant index (e.g., the Barclays World Government Inflation-Linked Index (hedged)) will be calculated using the same conversion factors.

Investment Grade Securities.    A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, and may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies.    A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Mid-Cap, Small-Cap and Micro-cap Companies.    Each Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Portfolio Turnover.    The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Swaps.    A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

U.S. Government Securities.    A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This development, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of a Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect a Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

Affiliated Portfolio Risk.    In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios. A Portfolio investing in Underlying Portfolios may from time to time own or control a significant percentage of an Underlying Portfolio’s shares. Accordingly, an Underlying Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such a Portfolio. These inflows and outflows may be frequent and could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s net asset value and performance and could cause an Underlying Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for an Underlying Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect an Underlying Portfolio’s and, in turn, a Portfolio’s ability to meet shareholder redemption requests or could limit an Underlying Portfolio’s and, in turn, a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Manager also may be subject to potential conflicts of interest in selecting shares of Underlying Portfolios for redemption. In addition, these inflows and outflows could increase an Underlying Portfolio’s and, in turn, a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause an Underlying Portfolio’s and, in turn, a Portfolio’s, actual expenses to increase, or could result in an Underlying Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Underlying Portfolio’s and, in turn, a Portfolio’s expense ratio. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s and each Underlying Portfolio’s investment program in a manner that is in the best interest of that Portfolio and Underlying Portfolio and that is consistent with its investment objective, policies, and strategies.

Asset Class Risk.  There is the risk that the returns from the asset classes, or types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Bank Loans Risk.  Loans are subject to additional risks including liquidity risk, prepayment risk (the risk that when interest rates fall, debt securities may be repaid more quickly than expected and a Portfolio may be required to reinvest in securities with a lower yield), extension risk (the risk that when interest rates rise, debt securities may be repaid more slowly than expected and the value of a Portfolio’s holdings may decrease), the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. In addition, liquidity risk may be more pronounced for a Portfolio investing in loans because certain loans may have a more limited secondary market. These loans may be difficult to value.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the event of a default, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral. If a Portfolio acquires a participation interest in a loan, the Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans in which a Portfolio may invest may be made to finance highly leveraged corporate transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, bank loan interests may be unrated, and a sub-adviser may be required to rely exclusively on their analysis of the borrower in determining whether to acquire, or to continue to hold, a loan.

Cash Management Risk.  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, a Portfolio may maintain with counterparties, such as a custodian or its affiliates, cash balances, including foreign currency balances, that may be significant. A Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Counterparty Risk.  A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to a transaction.

Convertible Securities Risk.  The value of convertible securities fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities are normally “junior” securities which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Credit Risk.  The risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. The downgrade of the credit rating of a security held by a Portfolio may decrease its value. When a fixed-income security is not rated, the Portfolio’s Sub-Adviser may have to assess the risk of the security itself. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a Portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio themselves.

Derivatives Risk.  A derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Manager or a Sub-Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Assets segregated to cover these transactions may decline in value and may become illiquid. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. As a result, a larger portion of a Portfolio’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Portfolio. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of a Portfolio to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

ETF Risk.  A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and the ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Equity Risk.  In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed-income securities.

Floating Rate Loan Risk.  Floating rate loans generally are subject to restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Foreign Securities Risk.  Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision and regulation than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities. Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries, which could adversely affect the value of the Portfolio’s investments.

Currency Risk.  Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk.  Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country or could lose the entire value of its investment in the affected market. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, and higher custodial costs. A Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries. In addition, some emerging market countries may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries. Investments in frontier markets may be subject to greater levels of these risks than investments in more developed and traditional emerging markets.

Futures Contract Risk.  The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) a Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Index Strategy Risk.  A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Inflation-Indexed Bonds Risk.  Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, a Portfolio may have no income at all from such investments.

Insurance Fund Risk.  The Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of a Portfolio may impact the obligations and financial exposure of the Manager’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in the Portfolio’s Prospectus.

Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates, usually making it more volatile than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Conversely, when interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these obligations to fall. Inflation-indexed bonds decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally decline. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When a Portfolio holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio’s shares. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, but may rise significantly or rapidly, potentially resulting in losses to a Portfolio.

Investment Grade Securities Risk.  Debt securities generally are rated by national bond ratings agencies. A portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s or, if unrated, are deemed to be of comparable quality by a Sub-Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may possess certain speculative characteristics as well.

Issuer-Specific Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large-Cap Company Risk.  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk.  When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair a Portfolio’s ability to pursue its objectives. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk.  The risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to the Portfolio. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Judgment plays a greater role in pricing illiquid investments than it does in pricing investments having more active markets and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Mid-Cap, Small-Cap and Micro-Cap Company Risk.  A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and microcap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small-and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small-and micro-cap companies than for mid-cap companies.

Money Market Risk.  Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. The Securities and Exchange Commission recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the board of trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the funds, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. These changes may affect the Portfolio’s investment strategies, operations and/or return potential. As of the date of this Prospectus, FMG LLC is evaluating the potential impact of these changes which have a phase in compliance period ranging from July, 2015 through October, 2016.

Non-Investment Grade Securities Risk.  Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s or, if unrated, are deemed to be of comparable quality by a Sub-Adviser) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as “junk bonds” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an investment in a Portfolio that invests substantially in such securities should be considered speculative. “Junk bonds” may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Portfolio Management Risk.  The risk that strategies used by the Manager or the Sub-Adviser(s) and their securities selections fail to produce the intended results.

Portfolio Turnover Risk.  High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Recent Market Conditions Risk.  The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, continues to affect global economies and financial markets. The crisis and its after effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. As a result, investors in many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have and may continue to experience losses. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Over the past several years and continuing into the present, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow economies. The ultimate effect of these efforts is not yet known. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. A change in or withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. As a result, the impact of U.S. financial regulation and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Portfolio’s investments. Uncertainty surrounding the sovereign debt of a number of European Union countries and the viability of the European Union has disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and Europe. An increase in interest rates may adversely impact various markets. For example, because investors may buy securities or other investments with borrowed money, an increase in interest rates may result in a decline in such borrowing and purchases and thus in a decline in the markets for those investments. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Redemption Risk.  A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance. Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. More recently, the Federal Reserve substantially reduced the amount of securities it purchases pursuant to quantitative easing. Given this reduction in market support and the Federal Reserve’s expected increase of the federal funds rate, interest rates may rise significantly or rapidly potentially resulting in losses to a Portfolio. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risks Related to Investments in Underlying Portfolios and Underlying ETFs. A Portfolio that invests in Underlying Portfolios and Underlying ETFs will indirectly bear fees and expenses charged by those Underlying Portfolios and Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that exclusively invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the Underlying Portfolios and the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios and Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend, on the ability of the Underlying Portfolios and Underlying ETFs to meet their investment objectives. The Portfolio, Underlying Portfolios and Underlying ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios and Underlying ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and non-investment grade securities risk. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying Portfolio or Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Portfolio or Underlying ETF, which will vary. The Underlying Portfolios and Underlying ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying Portfolio or Underlying ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance to not match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results. Moreover, there is the risk that an Underlying ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Securities Lending Risk.  For purposes of realizing additional income, certain Portfolios may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, except as set forth below, to EQ Trust’s knowledge, no person, other than AXA Equitable, owned beneficially or of record 5% or more of the outstanding Class IA, Class IB, or Class K shares of an Acquiring Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganizations occur)

Asplundh Tree Expert Company C/O Joe Dwyer 708 Blair Mill Road Willow Grove, PA 19090	EQ/Core Bond Index – Class IA – 7.57%	7.57%

Wells Fargo Bank Iowa, N.A. For the IBP, Inc. Retirement Plan 666 Walnut Street Attn: Thomas Hogen, Mac N8200-036 Des Moines, IA 50309	EQ/Core Bond Index – Class IA – 7.75%	7.75%

Bank of America N.A. Trustee FBO Pitney Bowes Inc. Attn: Ms. Lisa Ann Riso, VP 1300 Merrill Lynch Drive Msc 0303 Pennington, NJ 08534	EQ/Core Bond Index – Class IA – 13.51%	13.51%

As of the Record Date, except as set forth below, to the Trust’s knowledge, no person, other than AXA Equitable, owned beneficially or of record 5% or more of the outstanding Class B shares of an Acquired Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganizations occur)

Marianne Zitella 726 Lombard Road Addison, IL 60101	CharterSM Equity – Class B – 14.58%	0.037%

LP Sos Enterprises 223 Westridge Road Joilet, IL 60431	CharterSM Equity – Class B – 29.59%	0.075%

Barbara Davis 40 Leonard Ave. Plattsburgh, NY 12901	CharterSM Equity – Class B – 8.71%	0.022%

James Goble 432 Vasey Oak Drive Keller, TX 76248	CharterSM Equity – Class B – 6.48%	0.016%

Naryana Subramany 615 Dewey Street Ridgeway, PA 15853	CharterSM Fixed Income – Class B – 10.53%	0.006%

C-1

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganizations occur)

Avilla Cockrell 119 Lander Ave. Staten Island, NY 10314	CharterSM Fixed Income – Class B – 5.08%	0.003%

Ada A. Oetjengerdes 23 Claudia Lane Poughkeepsie, NY 12603	CharterSM Fixed Income – Class B – 6.61%	0.004%

Barbara Davis 40 Leonard Ave. Plattsburgh, NY 12901	CharterSM Fixed Income – Class B – 11.99%	0.007%

William K. Graddy 1285 Snow Road North Semmes, AL 36575	CharterSM Fixed Income – Class B – 5.59%	0.003%

Shareholders indicated above owning more than 25% of a Portfolio may be deemed “control persons” of the Portfolio under the 1940 Act.

C-2

STATEMENT OF ADDITIONAL INFORMATION

July 30, 2015

AXA PREMIER VIP TRUST

CharterSM Equity Portfolio

CharterSM Fixed Income Portfolio,

(each a series of AXA Premier VIP Trust)

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”)

AND

EQ ADVISORS TRUST

EQ/Common Stock Index Portfolio

EQ/Core Bond Index Portfolio,

(each a series of EQ Advisors Trust)

(each, an “Acquiring Portfolio” and together, the “Acquiring Portfolios”)

1290 Avenue of the Americas

New York, New York 10104

(877) 222-2144

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
CharterSM Equity Portfolio	EQ/Common Stock Index Portfolio (“Stock Index Portfolio”)
CharterSM Fixed Income Portfolio	EQ/Core Bond Index Portfolio (“Bond Index Portfolio”)

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of each Acquired Portfolio into the corresponding Acquiring Portfolio under which the Acquiring Portfolio would acquire all of the assets of the Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of the corresponding Acquired Portfolio’s liabilities (the “Reorganizations”). This SAI is available to owners of and participants in variable life insurance contracts and variable annuity contracts and certificates (the “Contracts”) with amounts allocated to an Acquired Portfolio and to other shareholders of the Acquired Portfolios as of June 30, 2015.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated July 30, 2015 relating to the Reorganizations (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to EQ Advisors Trust (“EQ Trust”) or AXA Premier VIP Trust (“VIP Trust”) at 1290 Avenue of the Americas, New York, New York 10104 or calling 1-877-522-5035. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

Contents of the SAI

This SAl consists of the cover page, the information set forth below and the following documents:

The Annual Report to Shareholders of VIP Trust for the fiscal year ended December 31, 2014 with respect to the Acquired Portfolios, which includes Audited Financial Statements of VIP Trust for the fiscal year ended December 31, 2014, with respect to the Acquired Portfolios.

The Annual Report to Shareholders of EQ Trust for the fiscal year ended December 31, 2014 with respect to the Acquiring Portfolios, which includes the Audited Financial Statements of EQ Trust for the fiscal year ended December 31, 2014 with respect to the Acquiring Portfolios.

Information Incorporated by Reference

This SAI incorporates by reference the following documents as filed with the Securities and Exchange Commission:

Statement of Additional Information of EQ Trust dated May 1, 2015, as supplemented, with respect to the EQ/Common Stock Index Portfolio and the EQ/Core Bond Index Portfolio (File Nos. 333-17217 and 811-07953).

Statement of Additional Information of VIP Trust dated May 1, 2015, as supplemented, with respect to the CharterSM Equity Portfolio and the CharterSM Fixed Income Portfolio (File Nos. 333-70754 and 811-10509).

The Statements of Additional Information include information about EQ Trust’s and VIP Trust’s other portfolios that is not relevant to the Reorganizations. Please disregard that information.

Pro Forma Financial Information

CharterSM Equity Portfolio merging into EQ/Common Stock Index Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the CharterSM Equity Portfolio (“Equity Portfolio”) and the EQ/Common Stock Index Portfolio (“Stock Index Portfolio”) after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Equity Portfolio within 30 days prior to the date of filing of the proxy statement and prospectus for the Reorganization are less than 10 percent of the net assets of the Stock Index Portfolio.

CharterSM Fixed Income Portfolio merging into EQ/Core Bond Index Portfolio

In accordance with the instructions to Form N-14, pro forma financial information for the CharterSM Fixed Income Portfolio (“Fixed Income Portfolio”) and the EQ/Core Bond Index Portfolio (“Bond Index Portfolio”) after giving effect to the Reorganization are not required to be included in this SAI because the net assets of the Fixed Income Portfolio within 30 days prior to the date of filing of the proxy statement and prospectus for the Reorganization are less than 10 percent of the net assets of the Bond Index Portfolio.

AXA Premier VIP Trust

Annual Report

December 31, 2014

AXA Premier VIP Trust Annual Report

December 31, 2014

Overview

2014 Market Overview

Economy

In 2014, unemployment in the U.S. fell as a result of what experts describe as the best hiring stretch since the late 1990s. In addition, the Federal Reserve appeared to signal its belief in the economy’s ability to grow without assistance by concluding its bond purchasing program known as Quantitative Easing (QE), in October 2014. Although investors seem to expect the Fed to raise interest rates sometime in 2015, overall monetary policy remains accommodative. In this environment, manufacturing indicators rose, and unemployment fell from 6.7% at the beginning of the year to 5.6% in December, bolstering consumer confidence and increasing the market’s expectations for a 2015 rate hike.

In the currency markets, investors pointed to relatively better growth levels in the U.S. as a critical support for the dollar, a trend that picked up as the year progressed. Currency volatility remained high as monetary policies worldwide diverged, and emerging market currencies were particularly volatile as lower oil prices weighed on the finances of large exporters.

Market watchers found that global economic growth continued at a slow and uneven pace. The euro-area economy remained stuck in slow or negative growth mode. Participants widely anticipated the European Central Bank to launch a quantitative easing program in early 2015 in an effort to prevent deflation and reignite growth. In Japan, GDP had risen by only 0.3% over the six quarters since the Bank of Japan’s aggressive stimulus program began in April 2013.

In the fourth quarter, a plunge in oil prices appeared to rattle the credit markets, pressured emerging-market currencies and added to deflationary pressures in Europe and Japan.

Fixed Income

Bond markets turned more volatile in 2014, apparently in reaction to growth trends and monetary policies in the world’s biggest economies heading in different directions.

The U.S. Treasury yield curve flattened and the 10-year U.S. Treasury yield ended 2014 roughly 0.86% below where it began the year. The market appeared to assign higher risk to U.S. corporate bonds, as the yield spread (or difference) between corporate and government bonds widened domestically, but narrowed slightly in Europe; globally, most credit sectors underperformed developed-market government debt.

The high yield market posted its sixth consecutive positive, although modest, annual return for full year 2014. Returns were stronger in the first half of the year, followed by negative total returns in the third quarter and fourth quarter. Experts believe that returns in the high yield market were largely impacted by the sharp drop in oil prices in the second half of 2014, as the energy sector, a large proportion of the high-yield market, sharply underperformed the broader market. There were record outflows from high-yield funds in 2014 but new issuance was steady, and defaults would have been historically low, excluding the failure of two long-distressed issuers.

U.S. Equity

For domestic equity investors, the phrase “There’s No Place Like Home” proved to be an accurate summary of market activity in 2014. The U.S. economy was among the few globally that appeared to produce clear, self-sustaining growth. This positive economic data, coupled with strong corporate earnings combined to produce squarely positive U.S. equity returns in 2014.

Experts agree that 2014 was a difficult year for stockpickers. While U.S. stocks outperformed the vast majority of both developed and emerging markets last year, market volatility was a near constant in 2014. Beginning in the first quarter, a series of geopolitical and macro-economic issues appeared to weigh on investor risk tolerances. Concern over the ultimate path of U.S. monetary policy under a new Federal Reserve chair seemed to add to the malaise. Given this heightened uncertainty, it appears that equity investors sought out the perceived safety of larger-capitalization stocks with lower relative valuations and higher dividend yields. Conversely, higher growth stocks with premium valuations were, at times, sold indiscriminately of their underlying fundamentals. Specifically during a six-week period that stretched through the end of April, experts agree that the market had absolutely no appetite for higher growth, higher valuation equities.

Despite a difficult start to the year, small- and mid-cap stocks finished 2014 on a positive note to close the year with small gains. Investors appeared to react to an unexpected decline in bond yields by seeking income in higher-yielding equities. This development helped the utility sector to lead all others in the small/mid-cap space. In contrast, the energy sector posted the worst results as oil prices plunged by nearly 50% in the second half of 2014.

International Equity

Market strategists agree that it was an unpleasant start to the year for international equity investors. Volatility ticked up amid what appeared to be heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve scaling back on its stimulus program. Equity markets around the world declined sharply in January, but the sell-off was short-lived and international equities rebounded in February, particularly in Europe.

2

Nonetheless, high valuations and uncertainty around global central bank policies apparently left equities particularly vulnerable to bad news. Consequently, geopolitical risks took a toll on international equity prices as tensions between Russia and Ukraine mounted and the fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of a civilian airliner over Ukraine, and Scotland’s flirtation with independence from the United Kingdom all seemed to add to global headwinds, causing many investors to retreat from riskier assets.

In the latter part of the year, most European developed economies again struggled with sluggish activity and experts agree that equity prices were tossed about between investors’ concerns about geopolitical turmoil and hopes for central bank stimulus. The continuation of the Russia-Ukraine conflict and a Russian currency crisis, as well as Greece’s failure to successfully elect a new president, also apparently drove volatility higher. In the eurozone, market watchers appeared to find inflation dangerously low. Another round of policy easing from the ECB appeared to give international equities a much-needed boost, but the significant depreciation of the euro and other currencies versus the U.S. dollar resulted in falling stock prices for U.S.–based investors.

Similarly, Asian developed market equities performed well in local currency terms, but generated negative results on a U.S. dollar basis. Market strategists agree that, as the Japanese economy struggled to get on its legs, the nation’s equity market benefited from central bank stimulus and positive sentiment toward structural reform. Strong corporate earnings results also appeared to have pushed Japanese stocks higher, as did a surge of domestic inflows due to the reallocation of Japan’s Government Pension Investment Fund. However, a weakening yen versus a strengthening U.S. dollar resulted in Japanese equities having the largest negative effect on the performance of international stocks.

In the latter months of 2014, the divergence in global central bank policies became a major theme in equity markets and the strong appreciation in the U.S. dollar pressured commodity prices. Oil prices in particular plunged as a global supply-and-demand imbalance materialized. While lower prices were harmful to economies that rely heavily on oil exports, most developed markets derived a boost in consumer spending, a positive for equity markets.

Source: AXA Equitable Funds Management Group, LLC. As of 12/31/2014.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

AXA Equitable Life Insurance Company (New York, NY). Distributors: AXA Advisors, LLC and AXA Distributors, LLC.

AXA Equitable Funds Management Group, LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company.

AXA Equitable Life Insurance Company, AXA Advisors and AXA Distributors are affiliated companies.

GE-101091(2/15) (Exp. 2/17)

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NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the AXA Premier VIP Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the AXA Premier VIP Trust Portfolios. Changes in policy values depend not only on the investment performance of the AXA Premier VIP Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the AXA Premier VIP Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class A, Class B and/or Class K shares of each Portfolio of the AXA Premier VIP Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2004, through December 31, 2014. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class B shares. Effective January 1, 2012, 12b-1 fees are applicable to Class A shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays U.S. Aggregate Bond Index (“BAG”)

An index which covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-based securities

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets (as of June 2, 2014). The index covers approximately 85% of the global investment opportunities.

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CHARTERSM FIXED INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class B Shares*	1.85%	1.03%
Barclays U.S. Aggregate Bond Index	5.97	4.21
* Date of inception 10/30/13. Returns for periods greater than one year are annualized. Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 1.85% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.97% over the same period.

Portfolio Highlights

For the period ended December 31, 2014

•	As of 12/31/2014, the Portfolio’s allocation consisted of 89.9% fixed income investments and 10.0% non-traditional (alternative) investments.

•

As the Federal Reserve wound down its quantitative easing program, and concerns flared about uneven global growth trends, most major fixed-income sectors provided positive returns in 2014, with the U.S. leading the way by a substantial margin. The Portfolio’s holdings in convertible securities, global inflation-linked bonds, and emerging market bonds boosted returns, while sectors including international government bonds and corporate bonds detracted from performance. The Portfolio’s diversification out of U.S. bonds, however, contributed to underperformance versus its benchmark.

5

CHARTERSM FIXED INCOME PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
EQ/PIMCO Ultra Short Bond Portfolio	10.4%
EQ/Intermediate Government Bond Portfolio	10.2
EQ/Convertible Securities Portfolio	10.1
EQ/Global Bond PLUS Portfolio	9.9
EQ/PIMCO Global Real Return Portfolio	8.7
iShares® International Treasury Bond ETF	8.6
iShares® JP Morgan USD Emerging Markets Bond ETF	6.3
Multimanager Core Bond Portfolio	6.2
iShares® Floating Rate Bond ETF	5.9
EQ/High Yield Bond Portfolio	5.5
Eaton Vance Floating-Rate Fund, Institutional Class	4.0
Van Eck Unconstrained Emerging Markets Bond Fund, Institutional Class	3.8
SPDR® Barclays Short Term High Yield Bond ETF	3.3
EQ/Core Bond Index Portfolio	2.9
PIMCO Foreign Bond Fund Unhedged, Institutional Class	1.2
EQ/Quality Bond PLUS Portfolio	1.0
Vanguard Short-Term Inflation-Protected Securities ETF	0.9
iShares® Global ex USD High Yield Corporate Bond ETF	0.9
PowerShares Global Short Term High Yield Bond Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class B
Actual	$1,000.00	$981.37	$3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

6

AXA PREMIER VIP TRUST

CHARTERSM FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Eaton Vance Floating-Rate Fund, Institutional Class	22,962	$204,594
EQ/Convertible Securities Portfolio‡	48,972	522,514
EQ/Core Bond Index Portfolio‡	15,193	151,502
EQ/Global Bond PLUS Portfolio‡	55,359	511,726
EQ/High Yield Bond Portfolio‡	28,623	282,421
EQ/Intermediate Government Bond Portfolio‡	51,289	528,668
EQ/PIMCO Global Real Return Portfolio‡	46,590	450,518
EQ/PIMCO Ultra Short Bond Portfolio‡	54,423	535,972
EQ/Quality Bond PLUS Portfolio‡	6,018	51,373
iShares® Floating Rate Bond ETF	6,050	305,767
iShares® Global ex USD High Yield Corporate Bond ETF	900	45,666
iShares® International Treasury Bond ETF	4,570	442,284
iShares® JP Morgan USD Emerging Markets Bond ETF	2,950	323,644
Multimanager Core Bond Portfolio‡	32,310	320,349

PIMCO Foreign Bond Fund Unhedged, Institutional Class	6,416	$63,458
PowerShares Global Short Term High Yield Bond Portfolio	320	7,482
SPDR® Barclays Short Term High Yield Bond ETF	5,880	169,991
Van Eck Unconstrained Emerging Markets Bond Fund, Institutional Class	24,059	198,008
Vanguard Short-Term Inflation- Protected Securities ETF	950	45,828

Total Investments (99.8%) (Cost $5,256,018)		5,161,765
Other Assets Less Liabilities (0.2%)		9,071

Net Assets (100%)		$5,170,836

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
CharterSM Multi-Sector Bond Portfolio (a)(aa)(bb)(cc)	$183,007	$8,380	$1,860	$—	$—	$(5,371	)(dd)
EQ/Convertible Securities Portfolio	372,772	225,523	93,690	522,514	9,824	10,182
EQ/Core Bond Index Portfolio (aa)	—	42,007	17,091	151,502	2,369	(3)
EQ/Global Bond PLUS Portfolio	358,149	227,587	65,324	511,726	4,798	6,639
EQ/High Yield Bond Portfolio (bb)	192,989	127,597	52,898	282,421	11,931	99
EQ/Intermediate Government Bond Portfolio	359,582	229,967	64,748	528,668	3,473	417
EQ/PIMCO Global Real Return Portfolio	296,333	222,191	75,948	450,518	21,768	223
EQ/PIMCO Ultra Short Bond Portfolio	545,609	177,459	185,252	535,972	3,417	(838)
EQ/Quality Bond PLUS Portfolio (cc)	—	15,508	6,409	51,373	643	(1)
Multimanager Core Bond Portfolio	356,877	121,676	159,668	320,349	7,367	2,642

	$2,665,318	$1,397,895	$722,888	$3,355,043	$65,590	$13,989

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as Multimanager Multi-Sector Bond Portfolio.
(aa)

On April 21, 2014 the Portfolio exchanged a portion of its Class K shares in CharterSM Multi-Sector Bond Portfolio for Class K shares of the EQ/Core Bond Index Portfolio in the amount of $126,855, representing 32,393 shares of CharterSM Multi-Sector Bond Portfolio and 12,716 shares of EQ/Core Bond Index Portfolio, as a taxable transfer. These amounts are not reflected in the purchases and sales listed above. The amount above includes a portion of CharterSM Multi-Sector Bond Portfolio’s realized gains.

(bb)

On April 21, 2014 the Portfolio exchanged a portion of its Class K shares in CharterSM Multi-Sector Bond Portfolio for Class K shares of the EQ/High Yield Bond Portfolio in the amount of $23,732, representing 6,060 shares of CharterSM Multi-Sector Bond Portfolio and 2,286 shares of EQ/High Yield Bond Portfolio, as a taxable transfer. These amounts are not reflected in the purchases and sales listed above. The amount above includes a portion of CharterSM Multi-Sector Bond Portfolio’s realized gains.

(cc)

On April 21, 2014 the Portfolio exchanged a portion of its Class K shares in CharterSM Multi-Sector Bond Portfolio for Class K shares of the EQ/Quality Bond PLUS Portfolio in the amount of $41,976, representing 10,719 shares of CharterSM Multi-Sector Bond Portfolio and 4,956 shares of EQ/Quality Bond PLUS Portfolio, as a taxable transfer. These amounts are not reflected in the purchases and sales listed above. The amount above includes a portion of CharterSM Multi-Sector Bond Portfolio’s realized gains.

(dd)	$(5,371) of the realized gain (loss) was due to the in-kind transactions noted above.

See Notes to Financial Statements.

7

AXA PREMIER VIP TRUST

CHARTERSM FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,340,662	$—	$—	$1,340,662
Investment Companies	466,060	3,355,043	—	3,821,103

Total Assets	$1,806,722	$3,355,043	$—	$5,161,765

Total Liabilities	$—	$—	$—	$—

Total	$1,806,722	$3,355,043	$—	$5,161,765

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,065,806
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$859,072

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,845
Aggregate gross unrealized depreciation	(119,896)

Net unrealized depreciation	$(94,051)

Federal income tax cost of investments	$5,255,816

See Notes to Financial Statements.

8

AXA PREMIER VIP TRUST

CHARTERSM FIXED INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,379,320)	$3,355,043
Unaffiliated Issuers (Cost $1,876,698)	1,806,722
Cash	50,233
Receivable from investment manager	8,139
Receivable from Separate Accounts for Trust shares sold	2,759
Dividends, interest and other receivables	888
Receivable for securities sold	56
Other assets	16

Total assets	5,223,856

LIABILITIES
Distribution fees payable – Class B	1,091
Trustees’ fees payable	117
Payable for securities purchased	105
Payable to Separate Accounts for Trust shares redeemed	5
Accrued expenses	51,702

Total liabilities	53,020

NET ASSETS	$5,170,836

Net assets were comprised of:
Paid in capital	$5,273,035
Accumulated undistributed net investment income (loss)	3,313
Accumulated undistributed net realized gain (loss) on investments	(11,259)
Net unrealized appreciation (depreciation) on investments	(94,253)

Net assets	$5,170,836

Class B
Net asset value, offering and redemption price per share, $5,170,836 / 530,484 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.75

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($65,590 of dividend income received from affiliates)	$112,790
Interest	37

Total income	112,827

EXPENSES
Custodian fees	75,100
Professional fees	47,115
Administrative fees	37,499
Offering costs	14,593
Distribution fees – Class B	11,556
Investment management fees	6,934
Printing and mailing expenses	1,034
Trustees’ fees	241
Miscellaneous	938

Gross expenses	195,010
Less: Waiver from investment manager	(44,432)
Reimbursement from investment advisor	(120,534)

Net expenses	30,044

NET INVESTMENT INCOME (LOSS)	82,783

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(6,429) of realized gain (loss) from affiliates)	(6,095)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	20,418

Net realized gain (loss)	14,323

Net change in unrealized appreciation (depreciation) on investments ($20,089 of change in unrealized appreciation (depreciation) from affiliates)	(33,766)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(19,443)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$63,340

See Notes to Financial Statements.

9

AXA PREMIER VIP TRUST

CHARTERSM FIXED INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$82,783	$36,555
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	14,323	(20)
Net change in unrealized appreciation (depreciation) on investments	(33,766)	(60,487)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	63,340	(23,952)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(114,004)	(45,191)
Distributions from net realized capital gains
Class B	—	(3,835)
Return of capital
Class B	—	(10,639)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(114,004)	(59,665)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 163,708 and 405,613 shares, respectively ]	1,645,717	4,055,764
Capital shares issued in reinvestment of dividends and distributions [ 11,708 and 6,094 shares, respectively ]	114,004	59,665
Capital shares repurchased [ (56,635) and (4) shares, respectively ]	(569,991)	(42)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,189,730	4,115,387

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,139,066	4,031,770
NET ASSETS:
Beginning of period	4,031,770	—

End of period (a)	$5,170,836	$4,031,770

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,313	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

10

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CHARTERSM FIXED INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	Year Ended December 31, 2014	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$9.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18	0.09
Net realized and unrealized gain (loss) on investments	— #	(0.15)

Total from investment operations	0.18	(0.06)

Less distributions:
Dividends from net investment income	(0.22)	(0.11)
Distributions from net realized gains	—	(0.01)
Return of capital	—	(0.03)

Total dividends and distributions	(0.22)	(0.15)

Net asset value, end of period	$9.75	$9.79

Total return (b)	1.85%	(0.63)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,171	$4,032
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.65%
Before waivers and reimbursements (a)(f)	4.22%	3.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.79%	5.39	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.78)%	2.21	%(l)
Portfolio turnover rate (z)^	19%	19%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

11

CHARTERSM EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class B Shares*	2.24%	5.05%
MSCI AC World (Net) Index	4.16	5.81
* Date of inception 10/30/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned 2.24% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmark, the MSCI AC World (Net) Index, which returned 4.16% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

•	As of 12/31/2014, the Portfolio’s allocation consisted of 97.7% equity investments and 2.3% non-traditional (alternative) investments.

•

As the world’s economies diverged, U.S. economic growth drove stocks to higher levels, while international stocks were hurt by the rising dollar, global political tensions and sputtering economies in Europe and Japan. In this environment, the Portfolio underperformed its benchmark, largely due to investments in several actively managed portfolios in both the U.S. equity and commodities sectors, which underperformed their benchmarks.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
EQ/International Equity Index Portfolio	12.1%
EQ/Capital Guardian Research Portfolio	10.1
Multimanager Mid Cap Value Portfolio	7.7
EQ/Morgan Stanley Mid Cap Growth Portfolio	7.5
EQ/MFS International Growth Portfolio	7.3
EQ/GAMCO Small Company Value Portfolio	5.2
EQ/BlackRock Basic Value Equity Portfolio	5.2
EQ/AllianceBernstein Small Cap Growth Portfolio	5.1
EQ/T. Rowe Price Growth Stock Portfolio	5.1
EQ/Wells Fargo Omega Growth Portfolio	5.0
EQ/Invesco Comstock Portfolio	5.0
EQ/Emerging Markets Equity PLUS Portfolio	4.9
Templeton Global Smaller Companies, Advisor Class	4.0
AXA SmartBeta Equity Portfolio	2.6
EQ/Low Volatility Global ETF Portfolio	2.6
Templeton Emerging Markets Small Cap, Advisor Class	2.4
Morgan Stanley Institutional Fund, Inc. - Frontier Emerging Markets Portfolio, Institutional Class	2.4
PowerShares S&P 500 BuyWrite Portfolio	2.3
AXA/Lord Abbett Micro Cap Portfolio	2.3
iShares® MSCI EAFE Small-Cap ETF	0.7
iShares® Micro-Cap ETF	0.5

12

CHARTERSM EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class A and Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class B
Actual	$1,000.00	$980.03	$3.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31

*   Expenses are equal to the Portfolio’s Class B shares annualized expense ratio of 0.65%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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AXA PREMIER VIP TRUST

CHARTERSM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA SmartBeta Equity Portfolio‡	13,218	$141,433
AXA/Lord Abbett Micro Cap Portfolio*‡	11,240	121,088
EQ/AllianceBernstein Small Cap Growth Portfolio‡	13,789	275,174
EQ/BlackRock Basic Value Equity Portfolio‡	12,926	278,064
EQ/Capital Guardian Research Portfolio‡	26,085	541,600
EQ/Emerging Markets Equity PLUS Portfolio‡	29,298	265,255
EQ/GAMCO Small Company Value Portfolio‡	5,054	280,890
EQ/International Equity Index Portfolio‡	73,812	651,096
EQ/Invesco Comstock Portfolio‡	17,979	270,014
EQ/Low Volatility Global ETF Portfolio‡	13,409	139,599
EQ/MFS International Growth Portfolio‡	59,258	394,186
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	22,566	405,594
EQ/T. Rowe Price Growth Stock Portfolio*‡	7,429	271,875
EQ/Wells Fargo Omega Growth Portfolio*‡	23,651	270,538
iShares® Micro-Cap ETF	310	23,864

iShares® MSCI EAFE Small-Cap ETF	800	$37,368
Morgan Stanley Institutional Fund, Inc.-Frontier Emerging Markets Portfolio, Institutional Class	6,683	128,043
Multimanager Mid Cap Value Portfolio‡	29,092	411,668
PowerShares S&P 500 BuyWrite Portfolio	6,050	125,417
Templeton Emerging Markets Small Cap, Advisor Class	10,406	128,416
Templeton Global Smaller Companies, Advisor Class	25,007	216,307

Total Investments (99.9%) (Cost $5,405,808)		5,377,489
Other Assets Less Liabilities (0.1%)		2,983

Net Assets (100%)		$5,380,472

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA International Core Managed Volatility Portfolio (a)	$196,354	$24,249	$220,430	$—	$—	$2,868
AXA International Value Managed Volatility Portfolio (b)	307,880	20,570	328,258	—	—	3,597
AXA SmartBeta Equity Portfolio	104,344	41,212	9,338	141,433	2,607	962
AXA/Lord Abbett Micro Cap Portfolio	—	111,739	6,915	121,088	—	9
EQ/AllianceBernstein Small Cap Growth Portfolio	203,508	116,283	26,935	275,174	795	27,180
EQ/BlackRock Basic Value Equity Portfolio	204,411	80,444	26,325	278,064	3,398	148
EQ/Capital Guardian Research Portfolio	422,939	159,844	86,957	541,600	4,782	2,117
EQ/Emerging Markets Equity PLUS Portfolio	189,225	116,290	32,286	265,255	2,034	697
EQ/GAMCO Small Company Value Portfolio	206,378	95,029	19,499	280,890	1,362	8,596
EQ/International Equity Index Portfolio	—	766,028	46,947	651,096	21,785	(68)
EQ/Invesco Comstock Portfolio	205,658	81,189	33,749	270,014	4,143	225
EQ/Low Volatility Global ETF Portfolio	101,599	40,864	9,341	139,599	3,216	1
EQ/MFS International Growth Portfolio	305,325	168,621	42,544	394,186	4,645	15,253
EQ/Morgan Stanley Mid Cap Growth Portfolio	328,400	182,705	59,642	405,594	—	48,035
EQ/T. Rowe Price Growth Stock Portfolio	204,829	81,346	35,725	271,875	—	749
EQ/Wells Fargo Omega Growth Portfolio	205,424	109,723	26,942	270,538	—	28,403
Multimanager Mid Cap Value Portfolio	316,427	117,380	39,372	411,668	2,694	186

	$3,502,701	$2,313,516	$1,051,205	$4,718,074	$51,461	$138,958

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/International Core PLUS Portfolio.
(b)	Formerly known as EQ/International Value PLUS Portfolio.

See Notes to Financial Statements.

14

AXA PREMIER VIP TRUST

CHARTERSM EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$186,649	$—	$—	$186,649
Investment Companies	472,766	4,718,074	—	5,190,840

Total Assets	$659,415	$4,718,074	$—	$5,377,489

Total Liabilities	$—	$—	$—	$—

Total	$659,415	$4,718,074	$—	$5,377,489

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,492,055
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,179,499

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$210,192
Aggregate gross unrealized depreciation	(238,444)

Net unrealized depreciation	$(28,252)

Federal income tax cost of investments	$5,405,741

See Notes to Financial Statements.

15

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CHARTERSM EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,755,558)	$4,718,074
Unaffiliated Issuers (Cost $650,250)	659,415
Cash	41,106
Receivable from investment manager	15,022
Receivable for securities sold	73
Dividends, interest and other receivables	4
Other assets	17

Total assets	5,433,711

LIABILITIES
Distribution fees payable – Class B	1,103
Trustees’ fees payable	113
Payable to Separate Accounts for Trust shares redeemed	39
Accrued expenses	51,984

Total liabilities	53,239

NET ASSETS	$5,380,472

Net assets were comprised of:
Paid in capital	$5,304,302
Accumulated undistributed net investment income (loss)	3,166
Accumulated undistributed net realized gain (loss) on investments	101,323
Net unrealized appreciation (depreciation) on investments	(28,319)

Net assets	$5,380,472

Class B
Net asset value, offering and redemption price per share, $5,380,472 / 529,959 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($51,461 of dividend income received from affiliates)	$60,601
Interest	40

Total income	60,641

EXPENSES
Custodian fees	95,600
Professional fees	47,115
Administrative fees	37,600
Offering costs	14,593
Distribution fees – Class B	11,619
Investment management fees	6,972
Printing and mailing expenses	1,032
Trustees’ fees	239
Miscellaneous	939

Gross expenses	215,709
Less: Waiver from investment manager	(44,572)
Reimbursement from investment manager	(140,928)

Net expenses	30,209

NET INVESTMENT INCOME (LOSS)	30,432

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($11,194 of realized gain (loss) from affiliates)	12,491
Net distributions of realized gain received from Underlying Portfolios ($127,764 received from affiliates)	130,362

Net realized gain (loss)	142,853

Net change in unrealized appreciation (depreciation) on investments ($(46,938) of change in unrealized appreciation (depreciation) from affiliates)	(59,337)

NET REALIZED AND UNREALIZED GAIN (LOSS)	83,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$113,948

See Notes to Financial Statements.

16

AXA PREMIER VIP TRUST

CHARTERSM EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	October 30, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$30,432	$36,402
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	142,853	75,755
Net change in unrealized appreciation (depreciation) on investments	(59,337)	31,018

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	113,948	143,175

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class B	(58,631)	(61,734)
Distributions from net realized capital gains
Class B	(66,937)	(13,706)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(125,568)	(75,440)

CAPITAL SHARES TRANSACTIONS:
Class B
Capital shares sold [ 134,351 and 403,507 shares, respectively ]	1,376,720	4,035,655
Capital shares issued in reinvestment of dividends and distributions [ 12,141 and 7,512 shares, respectively ]	125,568	75,440
Capital shares repurchased [ (27,552) and 0 shares, respectively ]	(289,026)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,213,262	4,111,095

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,201,642	4,178,830
NET ASSETS:
Beginning of period	4,178,830	—

End of period (a)	$5,380,472	$4,178,830

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,166	$—

* The Portfolio commenced operations on October 30, 2013.

See Notes to Financial Statements.

17

AXA PREMIER VIP TRUST

CHARTERSM EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class B	Year Ended December 31, 2014	October 30, 2013* to December 31, 2013
Net asset value, beginning of period	$10.17	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07	0.09
Net realized and unrealized gain (loss) on investments	0.16	0.26

Total from investment operations	0.23	0.35

Less distributions:
Dividends from net investment income	(0.11)	(0.15)
Distributions from net realized gains	(0.14)	(0.03)

Total dividends and distributions	(0.25)	(0.18)

Net asset value, end of period	$10.15	$10.17

Total return (b)	2.24%	3.61%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,380	$4,179
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%	0.65%
Before waivers and reimbursements (a)(f)	4.64%	3.81%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.65%	5.32	%(l)
Before waivers and reimbursements (a)(f)(x)	(3.34)%	2.17	%(l)
Portfolio turnover rate (z)^	25%	10%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

18

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1	Organization and Significant Accounting Policies

AXA Premier VIP Trust (the “Trust”) was organized as a Delaware statutory trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with twenty-eight diversified Portfolios (each a “Portfolio” and together “the Portfolios”). These financial statements present two of the Portfolios. The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

On October 30, 2013, AXA Equitable contributed $4,000,000 in seed capital into Class B shares of each of the Portfolios presented in these financial statements.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with certain vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

The Portfolios are types of mutual funds often described as “fund-of-funds.” Each of the Portfolios presented in these financial statements (each a “Charter Allocation Portfolio” and together the “Charter Allocation Portfolios”) pursues its investment objective by investing in other affiliated mutual funds within the EQ Advisors Trust, managed by FMG LLC and other unaffiliated investment companies or exchange-traded funds.

The Trust issues three classes of shares, Class A, Class B and Class K. The Class A and Class B shares are each subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. The Portfolios presented in these financial statements only offer Class B Shares. Under the Trust’s multiple class distribution system, each class of shares has identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans and to portfolios of EQ Advisors Trust.

The investment objectives of each Portfolio are as follows:

CharterSM Fixed Income Portfolio — Seeks a high level of current income.

CharterSM Equity Portfolio — Seeks long-term capital appreciation.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic
946 - Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price

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AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

(“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees (“Pricing Procedures”) of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the net asset values (“NAVs”) of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2014 is included in the Portfolios of Investments. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period. Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price.

Transfers into and transfers out of Level 3, if material, are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and investment sub-advisers (“Advisers”) for each fair valued

20

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by an Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from its pricing agent. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data and actions taken by other clients of the pricing vendor. The Committee also notes the materiality of holdings and price changes on portfolio NAVs.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. At December 31, 2014, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding tax) and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Trust is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized gains in each Statement of Assets and Liabilities.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

Offering costs incurred during the year ended December 31, 2013 by the Portfolios shown below were:

Portfolios:	Amount
CharterSM Fixed Income	$17,579
CharterSM Equity	17,579

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AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Offering costs are amortized by the Portfolios over a twelve-month period on a straight-line basis.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions is required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Portfolios did not incur any interest or penalties. Each of the tax years in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2014 and December 31, 2013, were as follows:

	Year Ended December 31, 2014				Year Ended December 31, 2013
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
CharterSM Fixed Income	$114,004	$—	$1,986	$—	$45,191	$3,835	$—	$—
CharterSM Equity	64,198	61,370	3,898	100,524	61,734	13,706	—	47,664

There was no Return of Capital for any Portfolios during the year ended December 31, 2014.

Additionally, the following Portfolio had a Return of Capital during the year ended December 31, 2013.

Portfolio:	Return of Capital
CharterSM Fixed Income	$10,639

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2014 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
CharterSM Fixed Income	$34,534	$(17,773)	$(16,761)
CharterSM Equity	31,365	(16,005)	(15,360)

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AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the RIC Mod Act, net capital losses incurred by the Portfolios were carried forward for up to eight years and treated as 100% short-term. The RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses, therefore some net capital loss carryforwards that would have been utilized under prior law may expire unused. Pre-enactment and post-enactment net capital losses that will be carried forward, if any, are presented in the table below.

The following Portfolio utilized net capital loss carryforwards during 2014 and/or have losses incurred that will be carried forward under the provisions of the RIC Mod Act as follows:

	Utilized		Losses Carried Forward
Portfolio:	Short Term	Long Term	Short Term	Long Term
CharterSM Fixed Income	$—	$—	$10,134	$—

Note 2	Management of the Trust

The Trust has entered into an investment management agreement (the “Management Agreement”) with FMG LLC. The Management Agreement for the Portfolios obligates the Manager to, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the underlying funds in which to invest and the appropriate allocations for each of the Portfolios; (iii) implement and monitor the investment programs and results; (iv) apprise the Trustees/Trust of developments materially affecting the Portfolios; (v) oversee each Portfolio’s compliance with investment objectives and policies as well as the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board. For the year ended December 31, 2014, for its services under the Management Agreement, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
CharterSM Fixed Income	0.150% of average daily net assets
CharterSM Equity	0.150% of average daily net assets

Note 3	Administrative Fees

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), the Administrator provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays to FMG LLC, as Administrator, an annual fee in accordance with the following schedule:

Each Charter Allocation Portfolio pays the greater of $32,500 or its proportionate share of an asset-based administration fee. The asset-based administration fee is equal to an annual rate of 0.15% of the aggregate average daily net assets of the Charter Allocation Portfolios (the CharterSM Fixed Income Portfolio, CharterSM Conservative Portfolio, CharterSM Moderate Portfolio, CharterSM Moderate Growth Portfolio, CharterSM Growth Portfolio, CharterSM Aggressive Growth Portfolio, CharterSM Equity Portfolio, CharterSM International Conservative Portfolio, CharterSM International Moderate Portfolio, CharterSM International Growth Portfolio, CharterSM Income Strategies Portfolio, CharterSM Interest Rate Strategies Portfolio, CharterSM Multi-Sector Bond Portfolio (prior to conversion known as Multimanager Multi-Sector Bond Portfolio), CharterSM Real Assets Portfolio, CharterSM Small Cap Growth Portfolio (prior to conversion known as Multimanager Small Cap Growth Portfolio), CharterSM Small Cap Value Portfolio (prior to conversion known as Multimanager Small Cap Growth Portfolio), CharterSM Alternative 100 Conservative Plus Portfolio,

23

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

CharterSM Alternative 100 Moderate Portfolio, and CharterSM Alternative 100 Growth Portfolio), including Portfolios of the Trust not presented in these financial statements.

Prior to October 1, 2014, the administration fee for the Charter Allocation Portfolios was as follows:

(i) $32,500 for each Charter Allocation Portfolio; plus

(ii) With respect to the Charter Allocation Portfolios:

0.150% of the total average net assets.

To be calculated on a per Portfolio basis.

Pursuant to a sub-administration agreement with FMG LLC, the Sub-Administrator provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5	Distribution Plans

The Trust has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class A, Class B and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of the Class A and Class B shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to each of the Trust’s Class A and Class B shares for which it provides service.

Note 6	Expense Limitation

In the interest of limiting through April 30, 2015 (unless the Board consents to an earlier revision or termination of this arrangement) the expenses of certain Portfolios, FMG LLC has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, FMG LLC has agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, expenses of Underlying Portfolios and Underlying ETFs, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), do not exceed the following annualized rates:

24

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

	Maximum Annual Operating Expense Limit
Portfolios:	Class K	Class A+	Class B+
CharterSM Fixed Income*	N/A	N/A	0.65%
CharterSM Equity*	N/A	N/A	0.65

+	Includes amounts payable pursuant to Rule 12b-1
*	Portfolio currently only has Class B shares registered

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses a Portfolio’s expenses out of its own resources. FMG LLC may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and FMG LLC has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. FMG LLC’s selection of Underlying Portfolios and Underlying ETFs may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

During the year ended December 31, 2014, FMG LLC received total recoupments of $1,252,578 of Portfolios of the Trust not included in these financial statements.

Recoupments in excess of waivers during the period would be presented as Recoupment Fees in the Statement of Operations. At December 31, 2014, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2015	2016	2017	Total Eligible For Reimbursement
CharterSM Fixed Income	$—	$59,171	$164,966	$224,137
CharterSM Equity	—	59,165	185,500	244,665

Note 7	Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five- to twenty-year period elected by such Trustee. At December 31, 2014, the total amount deferred by the Trustees participating in the Plan was $804,974.

Note 8	Percentage of Ownership by Affiliates

At December 31, 2014, AXA Equitable held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
CharterSM Fixed Income	78.27%
CharterSM Equity	78.77

Shares of affiliated underlying investment companies may be held by the Portfolios. The following tables represent the percentage of ownership that each Portfolio has in each respective affiliated underlying investment company’s net assets as of December 31, 2014, including Portfolios of the Trust not presented in these financial statements.

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AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Portfolios:	CharterSM Fixed Income		CharterSM Equity
EQ/Energy ETF	—%		—%
EQ/Low Volatility Global ETF	—		1.95
AXA SmartBeta Equity	—		1.12
AXA/Lord Abbett Micro Cap	—		0.10
EQ/AllianceBernstein Small Cap Growth	—		0.01
EQ/BlackRock Basic Value Equity	—		0.01
EQ/Capital Guardian Research	—		0.15
EQ/Convertible Securities	2.51		—
EQ/Core Bond Index	—	#	—
EQ/Emerging Markets Equity PLUS	—		0.57
EQ/GAMCO Small Company Value	—		0.01
EQ/Global Bond PLUS	0.15		—
EQ/High Yield Bond	0.15		—
EQ/Intermediate Government Bond	0.01		—
EQ/International Equity Index	—		0.04
EQ/Invesco Comstock	—		0.12
EQ/MFS International Growth	—		0.03
EQ/Morgan Stanley Mid Cap Growth	—		0.04
EQ/PIMCO Global Real Return	1.35		—
EQ/PIMCO Ultra Short Bond	0.03		—
EQ/Quality Bond PLUS	—	#	—
EQ/T. Rowe Price Growth Stock	—		0.04
EQ/Wells Fargo Omega Growth	—		0.06
Multimanager Core Bond	0.05		—
Multimanager Mid Cap Value	—		0.19

#	Percentage of ownership is less than 0.005%.

Note 9	Substitution, Reorganization and In-Kind Transactions

The following transactions occurred during 2014:

At a meeting held on April 10, 2014, the shareholders approved the conversion of CharterSM Multi-Sector Bond Portfolio (“CMSB”), known at the time as Multimanager Multi-Sector Bond Portfolio, into a fund-of-funds structure. The conversion was effected on April 21, 2014.

Simultaneous with the conversion, there was a redemption in-kind by certain of the AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios (“Allocation Portfolios”) from Class K of CMSB. The redeeming Portfolios then contributed in-kind the securities and currency received from CMSB to EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio and received Class K shares of those Portfolios. Valuation of the securities and currency transferred was as of April 17, 2014 and was in accordance with the Portfolios’ valuation policy.

For U.S. GAAP and tax purposes, the transaction was treated as a sale on the conversion date. The resulting gain/loss based on the values of the securities and currency transferred are listed in the table below. The realized gain/loss is recorded in Net Realized Gain on Investments on the redeeming Portfolio’s Statements of Operations.

Portfolio:	Value of CMSB Class K Shares Redeemed	Realized Gain/(Loss)
CharterSM Fixed Income	$192,563	$(5,371)

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AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

The value of the securities and currency contributed in-kind by the Allocation Portfolios to the EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio and the corresponding Class K shares issued by those Portfolios was as follows:

Portfolios:	Class K Shares Issued to Allocation Portfolios	Value of Securities and Currency Transferred by Allocation Funds
EQ/Core Bond Index (a)	14,728,410	$146,930,927
EQ/High Yield Bond (a)	2,647,274	27,488,183
EQ/Quality Bond PLUS (a)	5,739,906	48,619,304

(a)	A portfolio of EQ Advisors Trust.

The value of shares redeemed in-kind and securities and currency contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At the date of the conversion, CMSB transferred securities and currency to the AXA Allocation Funds in relation to the redemption in-kind. CMSB then transferred its remaining securities and currency into EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio in exchange for Class K shares of those portfolios. Valuation of these securities transferred was as of April 17, 2014 and in accordance with the Portfolios’ valuation policy.

The redemption in-kind by the Allocation Portfolios from CMSB was treated as a sale for U.S. GAAP purposes. CMSB recognized a gain of $4,056,345 based on the value of the securities and currency transferred of $223,038,414 on the date of the conversion. The realized gain is recorded in Net Realized Gain on Investments on CMSB’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio.

The contribution in-kind to the EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio was treated as a sale for U.S. GAAP purposes and accomplished through a taxable transfer. CMSB recognized a gain of $4,556,918 based on the value of the securities and currency transferred of $250,562,433 on the date of the conversion. The realized gain is recognized in Net Realized Gain on Investments on CMSB’s Statement of Operations. The value of the securities and currency contributed in-kind by CMSB to the EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio and the corresponding Class K shares issued by those Portfolios was as follows:

Portfolios:	Class K Shares Issued to CMSB	Value of Securities and Currency Transferred by CMSB
EQ/Core Bond Index (a)	16,545,151	$165,054,782
EQ/High Yield Bond (a)	2,974,905	30,890,166
EQ/Quality Bond PLUS (a)	6,448,041	54,617,485

(a)	A portfolio of EQ Advisors Trust.

The value of securities and currency transferred by CMSB to Allocation Portfolios and EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

27

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Note 10	Subsequent Events

The Manager evaluated subsequent events from December 31, 2014, the date of these financial statements, through the date these financial statements were issued and available. There were no subsequent events to report.

Note 11	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court for the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight portfolios of EQ Advisors Trust, which is also managed by FMG LLC: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. None of the Portfolios involved in the lawsuits are presented in these financial statements. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under: (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, the Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the Court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

No portfolios within the Trust are a party to the Sivolella or Sanford Litigation and any potential damages would be the responsibility of the Defendants. Therefore, no liability for litigation relating to these matters has been accrued in the financial statements of the Portfolios.

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AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

On November 1, 2010, the Trust and EQ Advisors Trust, and several of their respective portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and EQ Advisors Trust, and several of their respective portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit has been consolidated with a number of related lawsuits around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The lawsuits do not allege any misconduct by the Trust, or its portfolios. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as FMG LLC believes a loss is not probable.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AXA Premier VIP Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios of AXA Premier VIP Trust listed in the Table of Contents to the Annual Report in which these financial statements appear (collectively referred to as the “Trust”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2015

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APPROVALS OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS DURING

THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2014 (UNAUDITED)

At a meeting held on September 8-9, 2014, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to the Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the extension of the Investment Management Agreement (the “Agreement”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) with respect to the Portfolios listed for an additional month (i.e., through September 30, 2015), so that the Agreement with respect to the Portfolios will continue for an additional one-year period through September 30, 2015, as discussed below.

AXA Aggressive Allocation Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

(collectively, the “AXA Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

(collectively, the “Target Allocation Portfolios”)

CharterSM Multi-Sector Bond Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio

(collectively, the “Charter Portfolios”)

The Board noted that, at a meeting held on July 8, 2014, it had most recently considered and unanimously approved the renewal of the Agreement with FMG LLC with respect to the Portfolios for an additional one-year period through August 31, 2015. The Board further noted that FMG LLC had requested that the Board approve the extension of the Agreement with respect to the Portfolios for an additional month (i.e., through September 30, 2015) solely for the purposes of shifting the timing of the Board’s consideration of the annual renewal of the Agreement with respect to the Portfolios to its regularly-scheduled meeting typically held in September of each year and adjusting the annual renewal period for the Agreement with respect to the Portfolios to coincide with the annual renewal period for the Agreement with respect to the Trust’s other portfolios.

In reaching its decision to extend the Agreement with respect to each Portfolio through September 30, 2015, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager and its affiliates; (2) comparative performance information; (3) the level of the Portfolio’s management fee and the Portfolio’s expense ratios relative to those of peer funds; (4) the costs of the services to be provided by and the profits to be realized by the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Manager and its affiliates (i.e., any direct or indirect benefits to be derived by the Manager and its affiliates from their relationships with the Trust).

In connection with its deliberations, the Board took into account information prepared by the Manager, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The Board also took into account information provided to the Trustees at prior Board meetings, including its meeting held on July 8, 2014. The information provided to the Trustees described, among other things, the services to be provided by the Manager, as well as the Manager’s investment personnel, proposed management fee, performance information, and other matters. During the meeting, the Trustees met with senior representatives of

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the Manager to discuss the Agreement and the information provided. The Independent Trustees met in advance of the meeting and in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreement, and also received materials discussing the legal standards applicable to their consideration of the Agreement. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective October 1, 2014, to revisions of the Portfolios’ administrative fee rate schedules that may lower the Portfolios’ administrative fees. At current asset levels, the changes effectively reduce the administration fee by up to $32,500 for each Charter Portfolio, but do not currently affect the administration fee for each of the AXA Allocation Portfolios and Target Allocation Portfolios.

In approving the extension of the Agreement with respect to each Portfolio through September 30, 2015, the Board, including the Independent Trustees, determined that the management fee was fair and reasonable and that the extension of the Agreement was in the best interests of the applicable Portfolio and its investors.

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APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2014 (UNAUDITED)

At a meeting held on July 8, 2014, the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not parties to the Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Agreement”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) with respect to the Portfolios listed.

AXA Aggressive Allocation Portfolio

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

(collectively, the “AXA Allocation Portfolios”)

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

(collectively, the “Target Allocation Portfolios”)

CharterSM Multi-Sector Bond Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio

(collectively, the “Charter Portfolios”)

In reaching its decision to renew the Agreement with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager and its affiliates; (2) the investment performance of the Portfolio on both an absolute and a relative basis; (3) the level of the Portfolio’s management fee and the Portfolio’s expense ratios relative to those of peer funds; (4) the costs of the services to be provided by and the profits to be realized by the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Manager and its affiliates (i.e., any direct or indirect benefits to be derived by the Manager and its affiliates from their relationships with the Trust). In considering the Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information provided throughout the year at regular and special Board meetings, as well as information provided specifically in connection with the annual renewal process. Information provided and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on, among other matters, legal, compliance, shareholder and other services provided by the Manager and its affiliates. Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Lipper, Inc. (“Lipper”), an independent organization, regarding each Portfolio, as well as additional material prepared by management regarding each Portfolio. Each Portfolio’s Lipper report compared that Portfolio’s expenses with those of other mutual funds (or peers) deemed by Lipper to be comparable to the Portfolio. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees; expense ratios; expense limitation arrangements; investment performance (including performance information prepared by Lipper); and profitability information, including information regarding the profitability of the Manager’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Manager provided separate materials describing the Portfolio’s investment performance (including the Portfolio’s performance versus benchmark and peers for various time periods) and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

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The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreement and in executive sessions during the meeting to review the information provided. Management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreement and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreement. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreement, and also received materials discussing the legal standards applicable to their consideration of the Agreement. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreement.

Although the Board approved the renewal of the Agreement for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the Agreement with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management fee was fair and reasonable and that the renewal of the Agreement was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreement.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Manager and its affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Manager’s responsibilities with respect to each Portfolio and the Manager’s experience in serving as an investment adviser for the Portfolio and for portfolios and accounts similar to the Portfolio. The Board considered that the Manager is responsible for, among other things, developing investment strategies for the Portfolios; making investment decisions for the Portfolios; monitoring and evaluating the performance of the Portfolios; monitoring the investment operations and composition of the Portfolios and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; placing all orders for the purchase or sale of investments for the Portfolios; coordinating and managing the flow of information and communications relating to the Portfolios among the applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for making investment decisions for the Portfolios, as well as information regarding the backgrounds of the personnel who perform those functions with respect to the Portfolios. The Board also considered that the Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding the Manager’s ongoing risk management activities.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Manager and its affiliates. The Board also considered the Portfolios’ Chief Compliance Officer’s evaluation of the Manager’s compliance program, policies, and procedures. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Manager and reviewed information regarding the Manager’s financial condition and history of operations and conflicts of interest in managing the Portfolios.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Manager and its affiliates had continued or undertaken initiatives intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds.

The Board also considered strategic and other actions taken by the Manager in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, as well as other developments within the mutual fund industry. The Board also considered strategic and other actions taken by the Manager in response to recent market conditions and considered the overall performance of the Manager in this context.

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Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Manager and its affiliates were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the renewal of the Agreement.

Investment Performance. The Board took into account discussions with the Manager about Portfolio investment performance that occur at Board meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s short-, intermediate- and long-term performance, as applicable, on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”), a peer group of other mutual funds deemed by Lipper to be comparable to the Portfolio (“Lipper peer group”), and/or a custom volatility managed index (“VMI”) developed by the Manager and approved by the Board (which, in the case of certain Portfolios, may be a blended index comprising both broad-based and volatility-managed indexes). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and rolling period total returns. In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance.

In addition, the Board received and reviewed information regarding each Portfolio’s performance relative to a benchmark, a Lipper peer group, and/or a VMI for the most recent one-, three-, five- and ten-year periods, as applicable, ended May 31, 2014, as discussed below. The Board noted that this information was provided specifically in connection with the annual renewal process. The Board took into account that the Lipper information reflected the investment performance of Class B shares of each Portfolio. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes. The Board factored into its evaluation of each Portfolio’s performance the limitations inherent in Lipper’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Lipper remained a useful measure of comparative performance.

AXA Allocation Portfolios

With respect to the performance of the AXA Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other investment companies (underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board further considered that the underlying portfolios in which each Portfolio invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Manager had developed and implemented a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the investment strategies of the underlying portfolios, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to the tactical volatility management strategies that the underlying portfolios may employ, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more important than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ a tactical volatility management strategy like that employed by the underlying portfolios in which a Portfolio invests.

The Board evaluated the performance of each Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

AXA Aggressive Allocation, AXA Moderate Allocation and AXA Moderate-Plus Allocation Portfolios. The Board considered that each of the AXA Aggressive Allocation, AXA Moderate Allocation and AXA Moderate-Plus Allocation Portfolios had underperformed its Lipper peer group for the one-, three- and five-year periods ended May 31, 2014. The Board also considered that each Portfolio had underperformed its benchmark and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2014, but the AXA Moderate Allocation Portfolio’s performance was only slightly below that of its VMI for the five-year period. With respect to the benchmark performance comparisons, the Board considered each Portfolio’s performance relative to the S&P 500 Index because each Portfolio had the majority of its assets allocated to equity securities.

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AXA Conservative Allocation Portfolio. The Board considered that the Portfolio had underperformed its Lipper peer group for the one-, three- and five-year periods ended May 31, 2014. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014, and its performance was only slightly below that of its benchmark for the ten-year period ended on that date, and it had underperformed its VMI for the one-, three- and ten-year periods ended May 31, 2014, but its performance was only slightly below that of its VMI for the one-year period, and it had outperformed its VMI for the five-year period ended on that date. With respect to the benchmark performance comparison, the Board considered the Portfolio’s performance relative to the Barclays Intermediate U.S. Government Bond Index because the Portfolio had the majority of its assets allocated to fixed income securities.

AXA Conservative-Plus Allocation Portfolio. The Board considered that the Portfolio had underperformed its Lipper peer group for the three- and five-year periods ended May 31, 2014, but had outperformed its Lipper peer group for the one-year period ended on that date. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014, and it had underperformed its VMI for the one-, three-, five- and ten-year periods ended May 31, 2014, but its performance was only slightly below that of its VMI for the five-year period. With respect to the benchmark performance comparison, the Board considered the Portfolio’s performance relative to the Barclays Intermediate U.S. Government Bond Index because the Portfolio had the majority of its assets allocated to fixed income securities.

The Board factored into its evaluation of each AXA Allocation Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a benchmark that consists entirely of equity or debt securities and to the performance of a Lipper peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes.

The Board and the Manager discussed the performance of each AXA Allocation Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager regarding the performance of each AXA Allocation Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

Target Allocation Portfolios

With respect to the performance of the Target Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other investment companies (underlying portfolios) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board evaluated the performance of each Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

The Board considered that each Portfolio had underperformed its Lipper peer group and its benchmark for the one-, three- and five-year periods ended May 31, 2014. With respect to the benchmark performance comparisons, the Board considered each Portfolio’s performance relative to the S&P 500 Index because each Portfolio had the majority of its assets allocated to equity securities.

The Board factored into its evaluation of each Target Allocation Portfolio’s performance the limitations inherent in comparing the performance of time-weighted asset allocation funds, such as the Portfolios, which may invest in equity and debt securities, to the performance of a benchmark that consists entirely of equity or debt securities and to the performance of a Lipper peer group that includes funds that may allocate their assets between equity and debt securities in different percentages over time than the Portfolios and among other asset classes. The Board also took note of the relatively small size of each Target Allocation Portfolio and the likely impact that a Portfolio’s size has on its relative expenses and performance.

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The Board and the Manager discussed the performance of each Target Allocation Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager regarding the performance of each Target Allocation Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

Charter Portfolios

With respect to the performance of the Charter Portfolios, the Board considered that each Portfolio currently operates as a fund-of-funds and invests in a combination of other investment companies (underlying portfolios). The Board noted, however, that prior to April 18, 2014 (the “Conversion Date”) each Portfolio had different investment policies and operated as a multimanager fund by allocating its assets among multiple investment advisers who managed their allocated portions of a Portfolio using different but complimentary investment strategies. The Board noted that the performance information that had been provided to the Board for each Portfolio reflected the Portfolio’s operation as a multimanager fund prior to the Conversion Date and may have been different if the Portfolio had historically been managed as a fund-of-funds using its current investment policies and strategies.

The Board evaluated the performance of each Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

Charter Multi-Sector Bond Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one- and ten-year periods ended May 31, 2014, but had outperformed its benchmark for the three- and five-year periods ended on that date.

Charter Small Cap Growth Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group and its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014.

Charter Small Cap Value Portfolio: The Board considered that the Portfolio had underperformed its Lipper peer group for the five- and ten-year periods ended May 31, 2014, but had outperformed its Lipper peer group for the one- and three-year periods ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the three-, five- and ten-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the three- and five-year periods, and it had outperformed its benchmark for the one-year period ended on that date.

The Board and the Manager discussed the performance of each Charter Portfolio in detail, including whether the Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark, as well as actions being taken to enhance that Portfolio’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations and undertakings provided by the Manager regarding the performance of each Charter Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

Expenses. The Board considered each Portfolio’s investment management fee in light of the nature, quality and extent of the overall services provided by the Manager. The Board also reviewed a comparative analysis of the contractual and net management fees and expense ratios of each Portfolio compared with those of peer funds selected by Lipper as constituting the Portfolio’s appropriate Lipper expense group. Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within the Portfolio’s Lipper expense group assuming the funds were similar in size to the Portfolio, as well as the Portfolio’s actual management fee and expense ratios in

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comparison with those of other funds within its expense group. The Lipper investment management fee analysis includes within such fee the separate administrative fees paid to FMG LLC. The Board noted that management had separately provided comparative fee information net of administrative fees. The Lipper expense data was based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2013, and the Lipper expense ratios were shown for Class A, Class B and Class K shares, as applicable, of the relevant Portfolio. Where contractual investment management fee comparisons were shown for Class A and/or Class B shares of a Portfolio as well as for Class K shares of that Portfolio, the contractual investment management fee information described below reflects the comparisons for only Class A and/or Class B shares of that Portfolio. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios (prior to any applicable expense limitation arrangement) may increase if assets decline, the Board believed that the independent analysis conducted by Lipper remained a useful measure of comparative expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

AXA Allocation Portfolios

The Board considered that the contractual management fee for each Portfolio was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the actual expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class A, Class B and Class K shares of each Portfolio were at (in the case of the Class A and Class B shares of the AXA Aggressive Allocation Portfolio) or above the medians for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the contractual management fee for each Portfolio and the actual expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class A, Class B and Class K shares of each Portfolio were at or above the medians for the Portfolio’s respective Lipper peer group, the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the AXA Conservative Allocation and AXA Conservative-Plus Allocation Portfolios was lower than the Portfolio’s contractual management fee.

Based on its review, the Board determined, with respect to each AXA Allocation Portfolio, that the Manager’s management fee is fair and reasonable.

Target Allocation Portfolios

The Board considered that the contractual management fee for each Portfolio was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the actual expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class B and Class K shares of each Portfolio were above the medians for the Portfolio’s respective Lipper peer group. The Board also took note of the relatively small size of each Portfolio and the likely impact that a Portfolio’s size has on its relative expenses.

The Board further considered that, although the contractual management fee for each Portfolio and the actual expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class B and Class K shares of each Portfolio were above the medians for the Portfolio’s respective Lipper peer group, the administrative fee rate schedule for each Portfolio includes breakpoints so that the fee rate is reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio was lower than the Portfolio’s contractual management fee.

Based on its review, the Board determined, with respect to each Target Allocation Portfolio, that the Manager’s management fee is fair and reasonable.

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Charter Portfolios

The Board considered that the contractual management fee for each Portfolio was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the actual expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class A, Class B and Class K shares of each Portfolio were below the medians for the Portfolio’s respective Lipper peer group. The Board noted that, due to the limited number of comparable funds-of-funds, the Portfolios’ Lipper peer groups comprised funds that do not operate as funds-of-funds. The Board noted that funds, like the Portfolios, that operate as funds-of-funds typically have lower management fees than funds that do not operate as funds-of-funds due to the different services performed by an investment manager in managing funds-of-funds.

The Board further considered that the Manager had agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each Portfolio was lower than the Portfolio’s contractual management fee.

Based on its review, the Board determined, with respect to each Charter Portfolio, that the Manager’s management fee is fair and reasonable.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2013, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted rules and other regulations. In addition, the Board considered information prepared by management or from third party sources comparing the profitability of the Manager on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Manager).

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether economies of scale or efficiencies are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to the portfolios and their shareholders. The Board noted that the management and administrative fee schedules for the AXA Allocation Portfolios and the administrative fee schedule for the Target Allocation Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase. The Board also noted that, although the management fees for the Target Allocation

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Portfolios and the management and administrative fees for the Charter Portfolios do not include breakpoints, the Manager was subsidizing each of the Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain levels as set forth in their prospectuses. In addition, the Board considered that the Manager shares economies of scale with the Portfolios in other ways, which may include setting the management or other fees for a Portfolio so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Manager could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board further considered that the Manager shares economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Manager and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios. Based on its consideration of the factors above, the Board concluded that there was a reasonable sharing of any economies of scale or efficiencies under the management and administrative fee schedules at the present time.

Fall-Out Benefits. The Board also considered the extent to which the Manager and its affiliates derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. The Board also recognized that AXA Distributors, LLC, an affiliate of the Manager, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class A and Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that the Portfolios invest in other (underlying) portfolios managed by the Manager and advised by advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay advisory fees to an affiliated adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Manager’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Manager are fair and reasonable.

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Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
CharterSM Fixed Income	2.03%	$—	$—	$—
CharterSM Equity	32.76	2,299	35,929	61,370

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MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	113	None
Independent Trustees
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From November 2001 to present	Since 2001, President of Weichert Enterprise, LLC, a private equity investment firm.	28	From 2005 to April 2014, Director of The Jones Group, Inc.; from 2002 to 2011, Director of Cinedigm Digital Cinema Corp.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States; and from 1998 to 2013, Chairman of Ayco Charitable Foundation.	28	From 2014 to present, Lead Independent Trustee of the Westchester Event Driven Fund; from 2007 to present, Independent Lead Director of The Merger Fund.
Thomas P. Lemke c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 1, 2014 to present	From 2005 to 2013, Executive Vice President, General Counsel, and Head of the Governance Group of Legg Mason, Inc.	28	From February 2014 to present, Independent Trustee of the J.P. Morgan Exchange-Traded Fund Trust (4 portfolios); SEI family of funds (from February 2014 to present, Independent Trustee of Advisors’ Inner Circle Fund III (9 portfolios), from May 2014 to present, Independent Trustee of O’Connor Equus and from December 2014 to present, Independent Trustee of Winton Series Trust); from October 2014 to present, Independent Trustee of the Victory Institutional Funds, Victory Portfolios (25 portfolios) and The Victory Variable Insurance Funds.
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1957)	Lead Independent Trustee	Since March 2010; Trustee from November 2001 to March 2010	From January 2014 to present, Assessor, Moraine Township (IL); from June 2006 to April 2012, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.	28	From May 2014 to present, Independent Trustee of the Northern Funds (48 portfolios) and Northern Institutional Funds (8 portfolios).

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From November 2001 to present	From January 2014 to present, Provost of the Camden Campus of Rutgers University; since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior to 1998, an Associate Dean for Academic Affairs at Northwestern University School of Law.	28	None

*	Affiliated with the portfolios’ investment manager and the distributor.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Qualifications and Experience

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry; senior management experience with multiple insurance companies, investment management firms and investment companies; multiple years of service as an officer, Trustee and Chairman of the Trust and other registered investment companies.

Independent Trustees

Gerald C. Crotty — Mr. Crotty has a background in the financial services industry; business management experience, including chief executive and chief operating officer experience, with multiple years of service as a Trustee of the Trust and as a director of publicly-traded operating companies; multiple years of executive experience with a publicly-traded operating company and private equity investment firm; and legal and governmental experience.

Barry Hamerling — Mr. Hamerling has a background in the financial services industry; business management experience, including chief executive officer experience, with multiple years of service as a Trustee of the Trust and another registered investment company; and prior executive experience with a financial consulting firm.

Thomas P. Lemke — Mr. Lemke has a legal background and served as General Counsel in the financial services industry, experience in senior management positions with financial services firms in addition to multiple years of service with a regulatory agency.

Cynthia R. Plouché — Ms. Plouché has a background in the financial services industry; business management experience with multiple years of service as a Trustee of the Trust; and multiple years of executive experience as a chief investment officer and portfolio manager with investment management firms.

Rayman L. Solomon — Mr. Solomon has a legal and higher education background, including executive management experience as Provost and Dean of the Rutgers School of Law — Camden and Associate Dean of Northwestern University School of Law; and multiple years of service as a Trustee of the Trust.

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The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President, MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Brian E. Walsh 525 Washington Boulevard Jersey City, New Jersey 07310 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.
Joseph J. Paolo 1290 Avenue of the Americas New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable FMG.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1955)	Vice President and Secretary	From November 2001 to present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas New York, New York 10104 (1974)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Financial and AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From November 2001 to present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
William T. MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1975)	Vice President and Assistant Secretary	From May 2008 to present	From June 2012 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC; from May 2011 to June 2012, Vice President and Associate Corporate Counsel of FMG LLC; from May 2008 to present, Lead Director and Associate General Counsel of AXA Equitable.

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Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Anthony Geron, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1971)	Vice President and Assistant Secretary	From July 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to May 2014 Associate of Wilkie Farr & Gallagher LLP.
Michael Weiner, Esq. 1290 Avenue of the Americas New York, New York 10104 (1982)	Vice President and Assistant Secretary	From July 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014 Associate of Milbank, Tweed, Hadley & McCloy LLP.
Kenneth T. Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President, AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Richard Guinnessey 1290 Avenue of the Americas New York, New York 10104 (1963)	Vice President	From March 2010 to present	From June 2012 to present, Vice President of FMG LLC, from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
James Kelly 525 Washington Boulevard Jersey City, New Jersey 07310 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Roselle Ibanga 525 Washington Boulevard Jersey City, New Jersey 07310 (1978)	Assistant Controller	From February 2009 to present	From February 2009 to present, Director of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable FMG.
Lisa Perrelli 525 Washington Boulevard Jersey City, New Jersey 07310 (1974)	Assistant Controller	From February 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of AXA Equitable FMG.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Lorelei Fajardo 1290 Avenue of the Americas New York, New York 10104 (1978)	Assistant Secretary	From March 2014 to present	From July 2013 to present, Senior Manager/Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.

*	Each officer (except Ms. Fajardo) holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

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PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at
www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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EQ Advisors Trust

Annual Report

December 31, 2014

EQ Advisors Trust Annual Report

December 31, 2014

Overview

2014 Market Overview

Economy

In 2014, unemployment in the U.S. fell as a result of what experts describe as the best hiring stretch since the late 1990s. In addition, the Federal Reserve appeared to signal its belief in the economy’s ability to grow without assistance by concluding its bond purchasing program known as Quantitative Easing (QE), in October 2014. Although investors seem to expect the Fed to raise interest rates sometime in 2015, overall monetary policy remains accommodative. In this environment, manufacturing indicators rose, and unemployment fell from 6.7% at the beginning of the year to 5.6% in December, bolstering consumer confidence and increasing the market’s expectations for a 2015 rate hike.

In the currency markets, investors pointed to relatively better growth levels in the U.S. as a critical support for the dollar, a trend that picked up as the year progressed. Currency volatility remained high as monetary policies worldwide diverged, and emerging market currencies were particularly volatile as lower oil prices weighed on the finances of large exporters.

Market watchers found that global economic growth continued at a slow and uneven pace. The euro-area economy remained stuck in slow or negative growth mode. Participants widely anticipated the European Central Bank to launch a quantitative easing program in early 2015 in an effort to prevent deflation and reignite growth. In Japan, GDP had risen by only 0.3% over the six quarters since the Bank of Japan’s aggressive stimulus program began in April 2013.

In the fourth quarter, a plunge in oil prices appeared to rattle the credit markets, pressured emerging-market currencies and added to deflationary pressures in Europe and Japan.

Fixed Income

Bond markets turned more volatile in 2014, apparently in reaction to growth trends and monetary policies in the world’s biggest economies heading in different directions.

The U.S. Treasury yield curve flattened and the 10-year U.S. Treasury yield ended 2014 roughly 0.86% below where it began the year. The market appeared to assign higher risk to U.S. corporate bonds, as the yield spread (or difference) between corporate and government bonds widened domestically, but narrowed slightly in Europe; globally, most credit sectors underperformed developed-market government debt.

The high yield market posted its sixth consecutive positive, although modest, annual return for full year 2014. Returns were stronger in the first half of the year, followed by negative total returns in the third quarter and fourth quarter. Experts believe that returns in the high yield market were largely impacted by the sharp drop in oil prices in the second half of 2014, as the energy sector, a large proportion of the high-yield market, sharply underperformed the broader market. There were record outflows from high-yield funds in 2014 but new issuance was steady, and defaults would have been historically low, excluding the failure of two long-distressed issuers.

U.S. Equity

For domestic equity investors, the phrase “There’s No Place Like Home” proved to be an accurate summary of market activity in 2014. The U.S. economy was among the few globally that appeared to produce clear, self-sustaining growth. This positive economic data, coupled with strong corporate earnings combined to produce squarely positive U.S. equity returns in 2014.

Experts agree that 2014 was a difficult year for stockpickers. While U.S. stocks outperformed the vast majority of both developed and emerging markets last year, market volatility was a near constant in 2014. Beginning in the first quarter, a series of geopolitical and macro-economic issues appeared to weigh on investor risk tolerances. Concern over the ultimate path of U.S. monetary policy under a new Federal Reserve chair seemed to add to the malaise. Given this heightened uncertainty, it appears that equity investors sought out the perceived safety of larger-capitalization stocks with lower relative valuations and higher dividend yields. Conversely, higher growth stocks with premium valuations were, at times, sold indiscriminately of their underlying fundamentals. Specifically during a six-week period that stretched through the end of April, experts agree that the market had absolutely no appetite for higher growth, higher valuation equities.

Despite a difficult start to the year, small- and mid-cap stocks finished 2014 on a positive note to close the year with small gains. Investors appeared to react to an unexpected decline in bond yields by seeking income in higher-yielding equities. This development helped the utility sector to lead all others in the small/mid-cap space. In contrast, the energy sector posted the worst results as oil prices plunged by nearly 50% in the second half of 2014.

International Equity

Market strategists agree that it was an unpleasant start to the year for international equity investors. Volatility ticked up amid what appeared to be heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve scaling back on its stimulus program. Equity markets around the world declined sharply in January, but the sell-off was short-lived and international equities rebounded in February, particularly in Europe.

Nonetheless, high valuations and uncertainty around global central bank policies apparently left equities particularly vulnerable to bad news. Consequently, geopolitical risks took a toll on international equity prices as tensions between Russia and Ukraine mounted and the fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of a civilian airliner over Ukraine, and Scotland’s flirtation with independence from the United Kingdom all seemed to add to global headwinds, causing many investors to retreat from riskier assets.

In the latter part of the year, most European developed economies again struggled with sluggish activity and experts agree that equity prices were tossed about between investors’ concerns about geopolitical turmoil and hopes for central bank stimulus. The continuation of the Russia-Ukraine conflict and a Russian currency crisis, as well as Greece’s failure to successfully elect a new president, also apparently drove volatility higher. In the eurozone, market watchers appeared to find inflation dangerously low. Another round of policy easing from the ECB appeared to give international equities a much-needed boost, but the significant depreciation of the euro and other currencies versus the U.S. dollar resulted in falling stock prices for U.S.–based investors.

Similarly, Asian developed market equities performed well in local currency terms, but generated negative results on a U.S. dollar basis. Market strategists agree that, as the Japanese economy struggled to get on its legs, the nation’s equity market benefited from central bank stimulus and positive sentiment toward structural reform. Strong corporate earnings results also appeared to have pushed Japanese stocks higher, as did a surge of domestic inflows due to the reallocation of Japan’s Government Pension Investment Fund. However, a weakening yen versus a strengthening U.S. dollar resulted in Japanese equities having the largest negative effect on the performance of international stocks.

In the latter months of 2014, the divergence in global central bank policies became a major theme in equity markets and the strong appreciation in the U.S. dollar pressured commodity prices. Oil prices in particular plunged as a global supply-and-demand imbalance materialized. While lower prices were harmful to economies that rely heavily on oil exports, most developed markets derived a boost in consumer spending, a positive for equity markets.

Source: AXA Equitable Funds Management Group, LLC. As of 12/31/2014.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

AXA Equitable Life Insurance Company (New York, NY). Distributors: AXA Advisors, LLC and AXA Distributors, LLC.

AXA Equitable Funds Management Group, LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company.

AXA Equitable Life Insurance Company, AXA Advisors and AXA Distributors are affiliated companies.

GE-101091(2/15) (Exp. 2/17)

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2004, through December 31, 2014. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”)

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Russell 3000® Index (“Russell 3000”)

An index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.05%	14.97%	5.77%
Portfolio – Class IB Shares	12.03	14.86	5.58
Russell 3000® Index	12.56	15.63	7.94
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.03% for the year ended December 31, 2014. The Portfolio’s benchmark, Russell 3000® Index, returned 12.56% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year ended December 31, 2014 were Information Technology, Health Care, Financials, Consumer Staples and Consumer Discretionary.

•

The top five stocks that provided the most positive impact to the Russell 3000® Index performance for the year ended December 31, 2014 were Apple Inc., Microsoft Corp., Berkshire Hathaway Inc., Intel Corp., and Wells Fargo & Co.

What hurt performance during the year:

•	The most negative sector contributors to performance for year ended December 31, 2014 were Energy, Telecommunication Services, Materials, Utilities and Industrials.

•

The five stocks that were most detrimental to performance in the Russell 3000® Index for the year ended December 31, 2014 were Amazon.com Inc., Exxon Mobil Corp., International Business Machines, General Electric Co. and Chevron Corp.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	18.8%
Financials	17.8
Health Care	13.9
Consumer Discretionary	12.7
Industrials	11.3
Consumer Staples	8.5
Energy	7.5
Materials	3.6
Utilities	3.2
Telecommunication Services	2.0
Cash and Other	0.7

100.0%

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,049.72	$3.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.63
Class IB
Actual	1,000.00	1,050.01	3.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.63

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.71% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.7%)
Auto Components (0.4%)
BorgWarner, Inc.	65,260	$3,586,037
Cooper Tire & Rubber Co.	16,700	578,655
Dana Holding Corp.	52,900	1,150,046
Federal-Mogul Holdings Corp.*	32,700	526,143
Gentex Corp.	37,800	1,365,714
Gentherm, Inc.*	9,100	333,242
Goodyear Tire & Rubber Co.	69,700	1,991,329
Johnson Controls, Inc.	173,030	8,364,270
Lear Corp.	21,400	2,098,912
Tenneco, Inc.*	22,600	1,279,386
TRW Automotive Holdings Corp.*	28,800	2,962,080
Visteon Corp.*	12,600	1,346,436

		25,582,250

Automobiles (0.7%)
Ford Motor Co.	991,736	15,371,908
General Motors Co.	402,600	14,054,766
Harley-Davidson, Inc.	55,450	3,654,709
Tesla Motors, Inc.*	24,800	5,515,768
Thor Industries, Inc.	14,600	815,702

		39,412,853

Distributors (0.1%)
Genuine Parts Co.	40,000	4,262,800
LKQ Corp.*	89,000	2,502,680
Pool Corp.	15,900	1,008,696

		7,774,176

Diversified Consumer Services (0.2%)
Apollo Education Group, Inc.*	26,330	898,116
Bright Horizons Family Solutions, Inc.*	10,700	503,007
DeVry Education Group, Inc.	16,100	764,267
Graham Holdings Co., Class B	1,300	1,122,823
Grand Canyon Education, Inc.*	12,900	601,914
H&R Block, Inc.	69,550	2,342,444
Houghton Mifflin Harcourt Co.*	28,400	588,164
Service Corp. International	56,100	1,273,470
Sotheby’s, Inc.	25,300	1,092,454

		9,186,659

Hotels, Restaurants & Leisure (1.9%)
Aramark	2,900	90,335
Bloomin’ Brands, Inc.*	19,400	480,344
Brinker International, Inc.	20,490	1,202,558
Buffalo Wild Wings, Inc.*	6,100	1,100,318
Carnival Corp.	106,660	4,834,898
Cheesecake Factory, Inc.	12,800	643,968
Chipotle Mexican Grill, Inc.*	8,000	5,476,080
Choice Hotels International, Inc.	6,000	336,120
Cracker Barrel Old Country Store, Inc.	5,800	816,408
Darden Restaurants, Inc.	33,250	1,949,447
Domino’s Pizza, Inc.	16,400	1,544,388
Dunkin’ Brands Group, Inc.	30,300	1,292,295
Hilton Worldwide Holdings, Inc.*	35,800	934,022

Hyatt Hotels Corp., Class A*	16,500	$993,465
International Game Technology	81,360	1,403,460
Jack in the Box, Inc.	9,900	791,604
La Quinta Holdings, Inc.*	24,000	529,440
Las Vegas Sands Corp.	98,000	5,699,680
Life Time Fitness, Inc.*	14,000	792,680
Marriott International, Inc., Class A	57,725	4,504,282
Marriott Vacations Worldwide Corp.	7,300	544,142
McDonald’s Corp.	252,440	23,653,628
MGM Resorts International*	101,700	2,174,346
Norwegian Cruise Line Holdings Ltd.*	23,600	1,103,536
Panera Bread Co., Class A*	7,100	1,241,080
Restaurant Brands International LP*	285	10,754
Restaurant Brands International, Inc.*	53,615	2,093,130
Royal Caribbean Cruises Ltd.	41,650	3,433,209
SeaWorld Entertainment, Inc.	4,700	84,130
Six Flags Entertainment Corp.	24,684	1,065,115
Starbucks Corp.	193,850	15,905,393
Starwood Hotels & Resorts Worldwide, Inc.	51,400	4,166,998
Texas Roadhouse, Inc.	18,200	614,432
Vail Resorts, Inc.	10,200	929,526
Wendy’s Co.	84,400	762,132
Wyndham Worldwide Corp.	36,970	3,170,547
Wynn Resorts Ltd.	22,100	3,287,596
Yum! Brands, Inc.	114,940	8,373,379

		108,028,865

Household Durables (0.5%)
D.R. Horton, Inc.	88,100	2,228,049
Garmin Ltd.	35,500	1,875,465
Harman International Industries, Inc.	19,190	2,047,765
Helen of Troy Ltd.*	6,000	390,360
Jarden Corp.*	52,425	2,510,109
Leggett & Platt, Inc.	42,200	1,798,142
Lennar Corp., Class A	49,300	2,209,133
Mohawk Industries, Inc.*	17,000	2,641,120
Newell Rubbermaid, Inc.	80,500	3,066,245
NVR, Inc.*	1,200	1,530,396
PulteGroup, Inc.	104,800	2,249,008
Ryland Group, Inc.	13,600	524,416
Standard Pacific Corp.*	62,400	454,896
Taylor Morrison Home Corp., Class A*	23,000	434,470
Tempur Sealy International, Inc.*	17,200	944,452
Toll Brothers, Inc.*	44,200	1,514,734
TRI Pointe Homes, Inc.*	38,000	579,500
Tupperware Brands Corp.	15,000	945,000
Whirlpool Corp.	20,120	3,898,049

		31,841,309

Internet & Catalog Retail (1.1%)
Amazon.com, Inc.*	95,280	29,570,148
Expedia, Inc.	27,205	2,322,219
FTD Cos., Inc.*	2,020	70,336

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Groupon, Inc.*	119,200	$984,592
HomeAway, Inc.*	24,400	726,632
HSN, Inc.	13,200	1,003,200
Liberty Interactive Corp.*	131,830	3,878,438
Liberty TripAdvisor Holdings, Inc.*	17,402	468,114
Liberty Ventures*	36,144	1,363,352
Netflix, Inc.*	15,600	5,329,116
Priceline Group, Inc.*	12,980	14,799,926
Shutterfly, Inc.*	10,000	416,950
TripAdvisor, Inc.*	31,805	2,374,561
zulily, Inc., Class A*	400	9,360

		63,316,944

Leisure Products (0.2%)
Brunswick Corp.	22,600	1,158,476
Hasbro, Inc.	33,900	1,864,161
Mattel, Inc.	94,800	2,933,586
Polaris Industries, Inc.	19,200	2,903,808

		8,860,031

Media (3.5%)
AMC Entertainment Holdings, Inc., Class A	18,500	484,330
AMC Networks, Inc., Class A*	21,212	1,352,689
Cablevision Systems Corp. – New York Group, Class A	61,150	1,262,136
CBS Corp. (Non-Voting), Class B	135,820	7,516,279
Charter Communications, Inc., Class A*	20,700	3,449,034
Cinemark Holdings, Inc.	31,500	1,120,770
Clear Channel Outdoor Holdings, Inc., Class A	69,700	738,123
Comcast Corp., Class A	653,824	37,928,330
DIRECTV*	121,846	10,564,048
Discovery Communications, Inc., Class A*	59,800	2,060,110
Discovery Communications, Inc., Class C*	59,800	2,016,456
DISH Network Corp., Class A*	55,660	4,057,057
DreamWorks Animation SKG, Inc., Class A*	20,600	459,998
Gannett Co., Inc.	69,600	2,222,328
Interpublic Group of Cos., Inc.	119,600	2,484,092
John Wiley & Sons, Inc., Class A	17,000	1,007,080
Liberty Broadband Corp.*	14,322	714,055
Liberty Media Corp.*	74,091	2,601,335
Lions Gate Entertainment Corp.	22,800	730,056
Live Nation Entertainment, Inc.*	33,200	866,852
Madison Square Garden Co., Class A*	17,787	1,338,650
Meredith Corp.	9,100	494,312
Morningstar, Inc.	1,800	116,478
New York Times Co., Class A	38,000	502,360
News Corp., Class A*	141,361	2,217,954
Omnicom Group, Inc.	68,500	5,306,695
Regal Entertainment Group, Class A	20,900	446,424

Scripps Networks Interactive, Inc., Class A	31,100	$2,340,897
Sinclair Broadcast Group, Inc., Class A	19,400	530,784
Sirius XM Holdings, Inc.*	718,400	2,514,400
Starz, Class A*	32,997	980,011
Thomson Reuters Corp.	89,700	3,618,498
Time Warner Cable, Inc.	72,602	11,039,860
Time Warner, Inc.	221,426	18,914,209
Time, Inc.	29,203	718,686
Twenty-First Century Fox, Inc., Class A	480,726	18,462,282
Viacom, Inc., Class B	111,960	8,424,990
Walt Disney Co.	439,368	41,384,072

		202,986,720

Multiline Retail (0.7%)
Big Lots, Inc.	15,500	620,310
Dillard’s, Inc., Class A	6,600	826,188
Dollar General Corp.*	81,900	5,790,330
Dollar Tree, Inc.*	55,050	3,874,419
Family Dollar Stores, Inc.	24,450	1,936,685
J.C. Penney Co., Inc.*	63,200	409,536
Kohl’s Corp.	54,310	3,315,082
Macy’s, Inc.	95,600	6,285,700
Nordstrom, Inc.	39,390	3,127,172
Target Corp.	165,060	12,529,705

		38,715,127

Specialty Retail (2.5%)
Aaron’s, Inc.	17,500	534,975
Abercrombie & Fitch Co., Class A	18,800	538,432
Advance Auto Parts, Inc.	20,750	3,305,060
American Eagle Outfitters, Inc.	60,700	842,516
ANN, Inc.*	12,600	459,648
Asbury Automotive Group, Inc.*	8,300	630,136
Ascena Retail Group, Inc.*	2,000	25,120
AutoNation, Inc.*	18,900	1,141,749
AutoZone, Inc.*	8,490	5,256,244
Bed Bath & Beyond, Inc.*	46,950	3,576,181
Best Buy Co., Inc.	83,910	3,270,812
Buckle, Inc.	9,900	519,948
Cabela’s, Inc.*	15,800	832,818
CarMax, Inc.*	59,950	3,991,471
Chico’s FAS, Inc.	39,950	647,589
CST Brands, Inc.	18,058	787,509
Dick’s Sporting Goods, Inc.	31,100	1,544,115
DSW, Inc., Class A	15,200	566,960
Five Below, Inc.*	14,100	575,703
Foot Locker, Inc.	40,100	2,252,818
GameStop Corp., Class A	33,700	1,139,060
Gap, Inc.	68,890	2,900,958
Genesco, Inc.*	7,800	597,636
GNC Holdings, Inc., Class A	27,900	1,310,184
Group 1 Automotive, Inc.	5,800	519,796
Guess?, Inc.	17,600	371,008
Home Depot, Inc.	345,205	36,236,169
L Brands, Inc.	63,090	5,460,439
Lithia Motors, Inc., Class A	5,700	494,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Lowe’s Cos., Inc.	255,740	$17,594,912
Lumber Liquidators Holdings, Inc.*	400	26,524
Men’s Wearhouse, Inc.	19,100	843,265
Murphy USA, Inc.*	14,655	1,009,143
Office Depot, Inc.*	132,429	1,135,579
O’Reilly Automotive, Inc.*	27,650	5,325,943
Penske Automotive Group, Inc.	8,900	436,723
PetSmart, Inc.	25,700	2,089,282
Restoration Hardware Holdings, Inc.*	8,200	787,282
Ross Stores, Inc.	55,360	5,218,234
Sally Beauty Holdings, Inc.*	48,300	1,484,742
Signet Jewelers Ltd.	20,880	2,747,182
Staples, Inc.	184,150	3,336,798
Tiffany & Co.	31,700	3,387,462
TJX Cos., Inc.	182,400	12,508,992
Tractor Supply Co.	39,600	3,121,272
Ulta Salon Cosmetics & Fragrance, Inc.*	19,600	2,505,664
Urban Outfitters, Inc.*	35,150	1,234,820
Williams-Sonoma, Inc.	26,900	2,035,792

		147,158,798

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.	15,680	1,369,021
Coach, Inc.	76,820	2,885,359
Columbia Sportswear Co.	7,800	347,412
Deckers Outdoor Corp.*	12,800	1,165,312
Fossil Group, Inc.*	15,800	1,749,692
G-III Apparel Group Ltd.*	4,800	484,848
Hanesbrands, Inc.	25,600	2,857,472
Iconix Brand Group, Inc.*	12,800	432,512
Kate Spade & Co.*	29,900	957,099
Michael Kors Holdings Ltd.*	57,200	4,295,720
NIKE, Inc., Class B	176,360	16,957,014
PVH Corp.	20,781	2,663,501
Ralph Lauren Corp.	15,370	2,845,909
Skechers U.S.A., Inc., Class A*	10,200	563,550
Steven Madden Ltd.*	19,102	608,017
Under Armour, Inc., Class A*	44,900	3,048,710
VF Corp.	89,500	6,703,550
Wolverine World Wide, Inc.	27,700	816,319

		50,751,017

Total Consumer Discretionary		733,614,749

Consumer Staples (8.5%)
Beverages (1.7%)
Boston Beer Co., Inc., Class A*	2,300	665,942
Brown-Forman Corp., Class B	42,400	3,724,416
Coca-Cola Co.	996,540	42,073,919
Coca-Cola Enterprises, Inc.	70,600	3,121,932
Constellation Brands, Inc., Class A*	42,200	4,142,774
Dr. Pepper Snapple Group, Inc.	51,110	3,663,565
Molson Coors Brewing Co., Class B	39,750	2,962,170
Monster Beverage Corp.*	36,700	3,976,445
PepsiCo, Inc.	384,590	36,366,830

		100,697,993

Food & Staples Retailing (2.2%)
Andersons, Inc.	1,550	$82,367
Casey’s General Stores, Inc.	9,800	885,136
Costco Wholesale Corp.	113,250	16,053,187
CVS Health Corp.	293,510	28,267,948
Kroger Co.	129,310	8,302,995
Rite Aid Corp.*	254,100	1,910,832
Safeway, Inc.	68,840	2,417,661
Sprouts Farmers Market, Inc.*	25,500	866,490
SUPERVALU, Inc.*	52,600	510,220
Sysco Corp.	152,250	6,042,803
United Natural Foods, Inc.*	13,800	1,067,085
Walgreens Boots Alliance, Inc.	239,580	18,255,996
Wal-Mart Stores, Inc.	402,120	34,534,066
Whole Foods Market, Inc.	93,300	4,704,186

		123,900,972

Food Products (1.6%)
Archer-Daniels-Midland Co.	166,060	8,635,120
Bunge Ltd.	40,580	3,689,128
Campbell Soup Co.	49,800	2,191,200
ConAgra Foods, Inc.	112,750	4,090,570
Darling Ingredients, Inc.*	43,000	780,880
Flowers Foods, Inc.	47,400	909,606
General Mills, Inc.	160,100	8,538,133
Hain Celestial Group, Inc.*	25,800	1,503,882
Hershey Co.	40,550	4,214,361
Hormel Foods Corp.	40,000	2,084,000
Ingredion, Inc.	23,600	2,002,224
J.M. Smucker Co.	25,827	2,608,010
Kellogg Co.	66,400	4,345,216
Keurig Green Mountain, Inc.	36,866	4,880,874
Kraft Foods Group, Inc.	155,036	9,714,556
McCormick & Co., Inc. (Non-Voting)	35,050	2,604,215
Mead Johnson Nutrition Co.	51,300	5,157,702
Mondelez International, Inc., Class A	431,910	15,689,131
Pilgrim’s Pride Corp.*	17,800	583,662
Pinnacle Foods, Inc.	14,000	494,200
Post Holdings, Inc.*	11,000	460,790
Sanderson Farms, Inc.	4,600	386,515
TreeHouse Foods, Inc.*	10,000	855,300
Tyson Foods, Inc., Class A	79,200	3,175,128
WhiteWave Foods Co.*	39,703	1,389,208

		90,983,611

Household Products (1.7%)
Church & Dwight Co., Inc.	34,300	2,703,183
Clorox Co.	33,450	3,485,825
Colgate-Palmolive Co.	231,020	15,984,274
Energizer Holdings, Inc.	16,450	2,114,812
Harbinger Group, Inc.*	8,500	120,360
Kimberly-Clark Corp.	98,200	11,346,028
Procter & Gamble Co.	683,080	62,221,757
Spectrum Brands Holdings, Inc.	3,500	334,880

		98,311,119

Personal Products (0.1%)
Avon Products, Inc.	123,850	1,162,951
Estee Lauder Cos., Inc., Class A	61,600	4,693,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Herbalife Ltd.	24,100	$908,570
Nu Skin Enterprises, Inc., Class A	15,500	677,350

		7,442,791

Tobacco (1.2%)
Altria Group, Inc.	498,390	24,555,675
Lorillard, Inc.	92,550	5,825,097
Philip Morris International, Inc.	397,030	32,338,094
Reynolds American, Inc.	79,500	5,109,465

		67,828,331

Total Consumer Staples		489,164,817

Energy (7.5%)
Energy Equipment & Services (1.3%)
Atwood Oceanics, Inc.*	17,200	487,964
Baker Hughes, Inc.	112,284	6,295,764
Bristow Group, Inc.	11,000	723,690
Cameron International Corp.*	52,750	2,634,862
Diamond Offshore Drilling, Inc.	23,210	852,039
Dresser-Rand Group, Inc.*	19,700	1,611,460
Dril-Quip, Inc.*	12,800	982,144
Era Group, Inc.*	3,200	67,680
Exterran Holdings, Inc.	19,800	645,084
FMC Technologies, Inc.*	62,800	2,941,552
Forum Energy Technologies, Inc.*	4,200	87,066
Frank’s International N.V.	15,300	254,439
Halliburton Co.	220,030	8,653,780
Helix Energy Solutions Group, Inc.*	36,700	796,390
Helmerich & Payne, Inc.	28,600	1,928,212
McDermott International, Inc.*	84,700	246,477
Nabors Industries Ltd.	78,990	1,025,290
National Oilwell Varco, Inc.	114,080	7,475,662
North Atlantic Drilling Ltd.	37,300	60,799
Oceaneering International, Inc.	33,600	1,976,016
Oil States International, Inc.*	18,900	924,210
Patterson-UTI Energy, Inc.	45,900	761,481
Rowan Cos., plc, Class A	43,300	1,009,756
Schlumberger Ltd.	328,255	28,036,260
SEACOR Holdings, Inc.*	3,100	228,811
Seadrill Ltd.	100,300	1,197,582
Superior Energy Services, Inc.	42,271	851,761
Tidewater, Inc.	6,100	197,701
Unit Corp.*	6,900	235,290

		73,189,222

Oil, Gas & Consumable Fuels (6.2%)
Anadarko Petroleum Corp.	128,180	10,574,850
Antero Resources Corp.*	13,800	560,004
Apache Corp.	100,480	6,297,082
Cabot Oil & Gas Corp.	108,700	3,218,607
California Resources Corp.*	79,744	439,389
Cheniere Energy, Inc.*	61,700	4,343,680
Chesapeake Energy Corp.	137,210	2,685,200
Chevron Corp.	480,500	53,902,490
Cimarex Energy Co.	24,260	2,571,560
Cobalt International Energy, Inc.*	91,500	813,435
Concho Resources, Inc.*	29,200	2,912,700

ConocoPhillips Co.	311,476	$21,510,533
CONSOL Energy, Inc.	68,950	2,331,199
Continental Resources, Inc.*	23,200	889,952
CVR Energy, Inc.	4,900	189,679
Delek U.S. Holdings, Inc.	9,400	256,432
Denbury Resources, Inc.	91,659	745,188
Devon Energy Corp.	104,730	6,410,523
Diamondback Energy, Inc.*	9,900	591,822
Energen Corp.	20,400	1,300,704
EOG Resources, Inc.	141,300	13,009,491
EP Energy Corp., Class A*	15,200	158,688
EQT Corp.	42,700	3,232,390
Exxon Mobil Corp.#	1,078,065	99,667,109
GasLog Ltd.	300	6,105
Gulfport Energy Corp.*	22,300	930,802
Hess Corp.	72,120	5,323,898
HollyFrontier Corp.	53,732	2,013,875
Kinder Morgan, Inc.	343,971	14,553,413
Marathon Oil Corp.	175,390	4,961,783
Marathon Petroleum Corp.	65,495	5,911,579
Matador Resources Co.*	8,300	167,909
Murphy Oil Corp.	50,920	2,572,478
Newfield Exploration Co.*	35,850	972,252
Noble Energy, Inc.	94,960	4,503,953
Oasis Petroleum, Inc.*	24,900	411,846
Occidental Petroleum Corp.	199,360	16,070,410
ONEOK, Inc.	56,500	2,813,135
Peabody Energy Corp.	78,700	609,138
Phillips 66	147,388	10,567,720
Pioneer Natural Resources Co.	37,250	5,544,662
QEP Resources, Inc.	53,400	1,079,748
Range Resources Corp.	44,350	2,370,507
Rosetta Resources, Inc.*	19,900	443,969
RSP Permian, Inc.*	8,400	211,176
SandRidge Energy, Inc.*	141,444	257,428
Scorpio Tankers, Inc.	24,200	210,298
SemGroup Corp., Class A	9,800	670,222
SM Energy Co.	20,900	806,322
Southwestern Energy Co.*	95,550	2,607,560
Spectra Energy Corp.	174,700	6,341,610
Targa Resources Corp.	9,000	954,450
Teekay Corp.	10,600	539,434
Tesoro Corp.	33,710	2,506,339
Ultra Petroleum Corp.*	40,500	532,980
Valero Energy Corp.	139,030	6,881,985
Western Refining, Inc.	17,900	676,262
Whiting Petroleum Corp.*	46,995	1,550,845
Williams Cos., Inc.	193,800	8,709,372
World Fuel Services Corp.	27,400	1,285,882
WPX Energy, Inc.*	64,033	744,704

		355,928,758

Total Energy		429,117,980

Financials (17.8%)
Banks (5.7%)
Associated Banc-Corp	40,500	754,515
BancorpSouth, Inc.	31,550	710,190
Bank of America Corp.	2,639,792	47,225,879
Bank of Hawaii Corp.	12,700	753,237
Bank of the Ozarks, Inc.	17,400	659,808
BankUnited, Inc.	26,500	767,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

BB&T Corp.	187,250	$7,282,152
BOK Financial Corp.	7,850	471,314
Cathay General Bancorp	21,630	553,512
CIT Group, Inc.	56,100	2,683,263
Citigroup, Inc.	770,672	41,701,062
City Holding Co.	10,030	466,696
City National Corp./California	17,200	1,389,932
Comerica, Inc.	53,000	2,482,520
Commerce Bancshares, Inc./Missouri	22,933	997,358
Community Bank System, Inc.	12,000	457,560
Cullen/Frost Bankers, Inc.	17,300	1,222,072
CVB Financial Corp.	30,200	483,804
East West Bancorp, Inc.	39,500	1,529,045
F.N.B. Corp./Pennsylvania	48,700	648,684
Fifth Third Bancorp	221,550	4,514,081
First Busey Corp.	15,800	102,858
First Citizens BancShares, Inc./North Carolina, Class A	2,200	556,138
First Commonwealth Financial Corp.	17,700	163,194
First Financial Bankshares, Inc.	18,800	561,744
First Financial Corp./Indiana	10,000	356,200
First Horizon National Corp.	68,162	925,640
First Midwest Bancorp, Inc./Illinois	13,900	237,829
First Niagara Financial Group, Inc.	122,945	1,036,426
First Republic Bank/California	31,800	1,657,416
FirstMerit Corp.	47,495	897,181
Fulton Financial Corp.	75,000	927,000
Glacier Bancorp, Inc.	24,600	683,142
Hancock Holding Co.	24,124	740,607
Hilltop Holdings, Inc.*	25,700	512,715
Home BancShares, Inc./Arkansas	12,400	398,784
Huntington Bancshares, Inc./Ohio	223,800	2,354,376
Iberiabank Corp.	8,400	544,740
International Bancshares Corp.	19,700	522,838
Investors Bancorp, Inc.	92,965	1,043,532
JPMorgan Chase & Co.	955,325	59,784,238
KeyCorp	224,100	3,114,990
M&T Bank Corp.	34,457	4,328,488
MB Financial, Inc.	13,100	430,466
National Penn Bancshares, Inc.	37,700	396,792
NBT Bancorp, Inc.	16,500	433,455
Old National Bancorp/Indiana	28,300	421,104
PacWest Bancorp	26,596	1,209,054
Pinnacle Financial Partners, Inc.	12,800	506,112
PNC Financial Services Group, Inc.	135,518	12,363,307
Popular, Inc.*	38,050	1,295,603
PrivateBancorp, Inc.	18,000	601,200
Prosperity Bancshares, Inc.	15,900	880,224
Regions Financial Corp.	355,100	3,749,856
S&T Bancorp, Inc.	12,500	372,625
Signature Bank/New York*	14,900	1,876,804
SunTrust Banks, Inc./Georgia	133,750	5,604,125
Susquehanna Bancshares, Inc.	58,700	788,341
SVB Financial Group*	13,400	1,555,338
Synovus Financial Corp.	42,300	1,145,907

TCF Financial Corp.	56,950	$904,936
Texas Capital Bancshares, Inc.*	12,000	651,960
Tompkins Financial Corp.	9,239	510,917
Towne Bank/Virginia	17,479	264,282
Trustmark Corp.	15,050	369,327
U.S. Bancorp/Minnesota	435,790	19,588,761
UMB Financial Corp.	10,600	603,034
Umpqua Holdings Corp.	44,690	760,177
United Bankshares, Inc./West Virginia	14,100	528,045
Valley National Bancorp	71,829	697,460
Webster Financial Corp.	25,700	836,021
Wells Fargo & Co.	1,205,519	66,086,552
WesBanco, Inc.	15,000	522,000
Western Alliance Bancorp*	14,200	394,760
Wintrust Financial Corp.	11,500	537,740
Zions Bancorp	49,600	1,414,096

		327,504,846

Capital Markets (2.3%)
Affiliated Managers Group, Inc.*	15,940	3,383,106
Ameriprise Financial, Inc.	50,460	6,673,335
Bank of New York Mellon Corp.	297,050	12,051,318
BlackRock, Inc.	33,210	11,874,568
Charles Schwab Corp.	283,734	8,565,929
Cohen & Steers, Inc.	11,400	479,712
E*TRADE Financial Corp.*	83,210	2,018,259
Eaton Vance Corp.	34,740	1,421,908
Evercore Partners, Inc., Class A	10,600	555,122
Federated Investors, Inc., Class B	36,800	1,211,824
Financial Engines, Inc.	13,900	508,045
Franklin Resources, Inc.	103,390	5,724,704
GAMCO Investors, Inc., Class A	6,700	595,898
Goldman Sachs Group, Inc.	113,500	21,999,705
Greenhill & Co., Inc.	7,500	327,000
Interactive Brokers Group, Inc., Class A	17,040	496,886
Invesco Ltd.	112,700	4,453,904
Janus Capital Group, Inc.	31,300	504,869
Lazard Ltd., Class A	34,700	1,736,041
Legg Mason, Inc.	30,750	1,641,128
LPL Financial Holdings, Inc.	22,800	1,015,740
Morgan Stanley	389,173	15,099,912
Northern Trust Corp.	65,350	4,404,590
NorthStar Asset Management Group, Inc.	48,550	1,095,774
Piper Jaffray Cos.*	7,900	458,911
Raymond James Financial, Inc.	37,500	2,148,375
SEI Investments Co.	42,150	1,687,686
State Street Corp.	109,250	8,576,125
Stifel Financial Corp.*	15,339	782,596
T. Rowe Price Group, Inc.	66,280	5,690,801
TD Ameritrade Holding Corp.	67,936	2,430,750
Virtus Investment Partners, Inc.	491	83,711
Waddell & Reed Financial, Inc., Class A	23,920	1,191,694
WisdomTree Investments, Inc.	27,400	429,495

		131,319,421

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Consumer Finance (0.9%)
Ally Financial, Inc.*	70,400	$1,662,848
American Express Co.	230,156	21,413,714
Capital One Financial Corp.	148,870	12,289,219
Credit Acceptance Corp.*	2,800	381,948
Discover Financial Services	121,470	7,955,070
Navient Corp.	117,584	2,540,990
Nelnet, Inc., Class A	2,300	106,559
PRA Group, Inc.*	17,400	1,007,982
SLM Corp.	117,584	1,198,181
Springleaf Holdings, Inc.*	14,300	517,231
Synchrony Financial*	32,800	975,800

		50,049,542

Diversified Financial Services (1.8%)
Berkshire Hathaway, Inc., Class B*	461,985	69,367,048
CBOE Holdings, Inc.	27,200	1,725,024
CME Group, Inc./Illinois	83,065	7,363,712
Intercontinental Exchange, Inc.	29,178	6,398,444
Leucadia National Corp.	91,388	2,048,919
MarketAxess Holdings, Inc.	10,860	778,771
McGraw Hill Financial, Inc.	69,030	6,142,289
Moody’s Corp.	49,250	4,718,642
MSCI, Inc.	36,334	1,723,685
NASDAQ OMX Group, Inc.	29,600	1,419,616
Voya Financial, Inc.	37,300	1,580,774

		103,266,924

Insurance (3.1%)
ACE Ltd.	87,300	10,029,024
Aflac, Inc.	116,950	7,144,475
Alleghany Corp.*	4,754	2,203,479
Allied World Assurance Co. Holdings AG	25,640	972,269
Allstate Corp.	114,740	8,060,485
American Equity Investment Life Holding Co.	17,400	507,906
American Financial Group, Inc./Ohio	23,830	1,446,958
American International Group, Inc.	367,036	20,557,686
American National Insurance Co.	4,400	502,744
AmTrust Financial Services, Inc.	1,336	75,150
Aon plc	77,278	7,328,273
Arch Capital Group Ltd.*	35,700	2,109,870
Arthur J. Gallagher & Co.	39,500	1,859,660
Aspen Insurance Holdings Ltd.	18,170	795,301
Assurant, Inc.	24,600	1,683,378
Assured Guaranty Ltd.	49,500	1,286,505
Axis Capital Holdings Ltd.	34,070	1,740,636
Brown & Brown, Inc.	35,300	1,161,723
Chubb Corp.	64,960	6,721,411
Cincinnati Financial Corp.	48,520	2,514,792
CNA Financial Corp.	10,500	406,455
CNO Financial Group, Inc.	59,300	1,021,146
Endurance Specialty Holdings Ltd.	11,700	700,128
Enstar Group Ltd.*	800	122,312
Erie Indemnity Co., Class A	10,800	980,316
Everest Reinsurance Group Ltd.	12,500	2,128,750

First American Financial Corp.	39,300	$1,332,270
FNF Group	78,189	2,693,611
FNFV Group*	26,060	410,184
Genworth Financial, Inc., Class A*	142,000	1,207,000
Hanover Insurance Group, Inc.	10,690	762,411
Hartford Financial Services Group, Inc.	121,210	5,053,245
HCC Insurance Holdings, Inc.	27,780	1,486,786
Kemper Corp.	14,900	538,039
Lincoln National Corp.	68,750	3,964,813
Loews Corp.	87,192	3,663,808
Markel Corp.*	4,060	2,772,330
Marsh & McLennan Cos., Inc.	143,150	8,193,906
Mercury General Corp.	6,500	368,355
MetLife, Inc.	234,860	12,703,577
Old Republic International Corp.	71,894	1,051,809
OneBeacon Insurance Group Ltd., Class A	21,600	349,920
PartnerReinsurance Ltd.	13,560	1,547,603
Phoenix Cos., Inc.*	2,840	195,591
Platinum Underwriters Holdings Ltd.	7,300	535,966
Primerica, Inc.	14,700	797,622
Principal Financial Group, Inc.	76,600	3,978,604
ProAssurance Corp.	19,000	857,850
Progressive Corp.	151,200	4,080,888
Protective Life Corp.	20,500	1,427,825
Prudential Financial, Inc.	119,831	10,839,912
Reinsurance Group of America, Inc.	19,910	1,744,514
RenaissanceReinsurance Holdings Ltd.	11,000	1,069,420
RLI Corp.	16,280	804,232
StanCorp Financial Group, Inc.	12,780	892,811
Symetra Financial Corp.	21,300	490,965
Torchmark Corp.	40,905	2,215,824
Travelers Cos., Inc.	90,170	9,544,495
Unum Group	72,500	2,528,800
Validus Holdings Ltd.	24,958	1,037,254
W. R. Berkley Corp.	27,100	1,389,146
White Mountains Insurance Group Ltd.	1,700	1,071,187
XL Group plc	73,270	2,518,290

		180,181,695

Real Estate Investment Trusts (REITs) (3.6%)
Acadia Realty Trust (REIT)	9,800	313,894
Alexander’s, Inc. (REIT)	1,600	699,488
Alexandria Real Estate Equities, Inc. (REIT)	18,480	1,639,915
Altisource Residential Corp. (REIT)	10,700	207,580
American Campus Communities, Inc. (REIT)	28,300	1,170,488
American Capital Agency Corp. (REIT)	95,100	2,076,033
American Homes 4 Rent (REIT), Class A	30,400	517,712
American Realty Capital Healthcare Trust, Inc. (REIT)	44,100	524,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

American Realty Capital Properties, Inc. (REIT)	236,500	$2,140,325
American Tower Corp. (REIT)	99,900	9,875,115
Annaly Capital Management, Inc. (REIT)	250,458	2,707,451
Apartment Investment & Management Co. (REIT), Class A	43,188	1,604,434
ARMOUR Residential REIT, Inc. (REIT)	104,400	384,192
AvalonBay Communities, Inc. (REIT)	33,649	5,497,910
BioMed Realty Trust, Inc. (REIT)	49,800	1,072,692
Boston Properties, Inc. (REIT)	41,070	5,285,298
Brandywine Realty Trust (REIT)	51,000	814,980
Camden Property Trust (REIT)	24,880	1,837,139
CBL & Associates Properties, Inc. (REIT)	47,891	930,043
Chambers Street Properties (REIT)	70,700	569,842
Chesapeake Lodging Trust (REIT)	13,900	517,219
Chimera Investment Corp. (REIT)	360,700	1,147,026
Colony Financial, Inc. (REIT)	19,100	454,962
Columbia Property Trust, Inc. (REIT)	32,600	826,410
Corporate Office Properties Trust/Maryland (REIT)	24,809	703,831
Corrections Corp. of America (REIT)	34,743	1,262,561
Cousins Properties, Inc. (REIT)	51,713	590,562
Crown Castle International Corp. (REIT)	86,250	6,787,875
CubeSmart (REIT)	39,700	876,179
DCT Industrial Trust, Inc. (REIT)	22,850	814,831
DDR Corp. (REIT)	84,708	1,555,239
DiamondRock Hospitality Co. (REIT)	58,300	866,921
Digital Realty Trust, Inc. (REIT)	37,589	2,492,151
Douglas Emmett, Inc. (REIT)	37,000	1,050,800
Duke Realty Corp. (REIT)	84,800	1,712,960
DuPont Fabros Technology, Inc. (REIT)	11,800	392,232
EastGroup Properties, Inc. (REIT)	12,100	766,172
EPR Properties (REIT)	14,840	855,229
Equity Commonwealth (REIT)	33,000	847,110
Equity LifeStyle Properties, Inc. (REIT)	21,800	1,123,790
Equity One, Inc. (REIT)	1,500	38,040
Equity Residential (REIT)	94,087	6,759,210
Essex Property Trust, Inc. (REIT)	15,977	3,300,848
Extra Space Storage, Inc. (REIT)	33,000	1,935,120
Federal Realty Investment Trust (REIT)	17,380	2,319,535

First Industrial Realty Trust, Inc. (REIT)	29,500	$606,520
Franklin Street Properties Corp. (REIT)	600	7,362
Gaming and Leisure Properties, Inc. (REIT)	30,730	901,618
General Growth Properties, Inc. (REIT)	144,807	4,073,421
Geo Group, Inc. (REIT)	24,883	1,004,278
Glimcher Realty Trust (REIT)	44,100	605,934
Government Properties Income Trust (REIT)	16,900	388,869
Hatteras Financial Corp. (REIT)	17,200	316,996
HCP, Inc. (REIT)	114,997	5,063,318
Health Care REIT, Inc. (REIT)	83,317	6,304,597
Healthcare Realty Trust, Inc. (REIT)	23,600	644,752
Healthcare Trust of America, Inc. (REIT), Class A	30,900	832,446
Hersha Hospitality Trust (REIT)	44,800	314,944
Highwoods Properties, Inc. (REIT)	29,530	1,307,588
Home Properties, Inc. (REIT)	13,610	892,816
Hospitality Properties Trust (REIT)	43,400	1,345,400
Host Hotels & Resorts, Inc. (REIT)	199,613	4,744,801
Inland Real Estate Corp. (REIT)	39,600	433,620
Invesco Mortgage Capital, Inc. (REIT)	38,200	590,572
Investors Real Estate Trust (REIT)	21,400	174,838
Iron Mountain, Inc. (REIT)	56,801	2,195,927
Kilroy Realty Corp. (REIT)	21,800	1,505,726
Kimco Realty Corp. (REIT)	118,722	2,984,671
Lamar Advertising Co. (REIT), Class A	21,400	1,147,896
LaSalle Hotel Properties (REIT)	26,100	1,056,267
Lexington Realty Trust (REIT)	45,500	499,590
Liberty Property Trust (REIT)	38,452	1,446,949
LTC Properties, Inc. (REIT)	7,600	328,092
Macerich Co. (REIT)	35,484	2,959,720
Mack-Cali Realty Corp. (REIT)	25,239	481,055
Medical Properties Trust, Inc. (REIT)	42,800	589,784
MFA Financial, Inc. (REIT)	120,050	959,200
Mid-America Apartment Communities, Inc. (REIT)	19,716	1,472,391
National Health Investors, Inc. (REIT)	7,000	489,720
National Retail Properties, Inc. (REIT)	38,290	1,507,477
New Residential Investment Corp. (REIT)	26,550	339,044
New York REIT, Inc. (REIT)	45,900	486,081
NorthStar Realty Finance Corp. (REIT)	48,550	853,509

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Omega Healthcare Investors, Inc. (REIT)	35,140	$1,372,920
Outfront Media, Inc. (REIT)	31,000	832,040
Pebblebrook Hotel Trust (REIT)	16,400	748,332
PennyMac Mortgage Investment Trust (REIT)	18,000	379,620
Piedmont Office Realty Trust, Inc. (REIT), Class A	58,600	1,104,024
Plum Creek Timber Co., Inc. (REIT)	51,914	2,221,400
Post Properties, Inc. (REIT)	18,200	1,069,614
Potlatch Corp. (REIT)	10,100	422,887
Prologis, Inc. (REIT)	126,164	5,428,837
PS Business Parks, Inc. (REIT)	5,200	413,608
Public Storage (REIT)	36,402	6,728,910
Rayonier, Inc. (REIT)	40,425	1,129,475
Realty Income Corp. (REIT)	60,028	2,863,936
Redwood Trust, Inc. (REIT)	21,900	431,430
Regency Centers Corp. (REIT)	23,586	1,504,315
Retail Properties of America, Inc. (REIT), Class A	61,600	1,028,104
RLJ Lodging Trust (REIT)	33,200	1,113,196
Ryman Hospitality Properties, Inc. (REIT)	10,751	567,008
Senior Housing Properties Trust (REIT)	54,290	1,200,352
Silver Bay Realty Trust Corp. (REIT)	1,008	16,692
Simon Property Group, Inc. (REIT)	79,959	14,561,334
SL Green Realty Corp. (REIT)	24,000	2,856,480
Sovran Self Storage, Inc. (REIT)	6,900	601,818
Spirit Realty Capital, Inc. (REIT)	104,667	1,244,491
Strategic Hotels & Resorts, Inc. (REIT)*	53,000	701,190
Sun Communities, Inc. (REIT)	12,300	743,658
Sunstone Hotel Investors, Inc. (REIT)	53,300	879,983
Tanger Factory Outlet Centers, Inc. (REIT)	29,500	1,090,320
Taubman Centers, Inc. (REIT)	20,600	1,574,252
Two Harbors Investment Corp. (REIT)	86,200	863,724
UDR, Inc. (REIT)	77,036	2,374,250
Ventas, Inc. (REIT)	77,535	5,559,260
Vornado Realty Trust (REIT)	47,847	5,632,070
Washington Prime Group, Inc. (REIT)	41,379	712,546
Washington Real Estate Investment Trust (REIT)	16,270	450,028
Weingarten Realty Investors (REIT)	36,986	1,291,551
Weyerhaeuser Co. (REIT)	136,533	4,900,169
WP Carey, Inc. (REIT)	25,900	1,815,590

		210,153,337

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	15,180	595,967
Altisource Portfolio Solutions S.A.*	900	30,411

CBRE Group, Inc., Class A*	79,250	$2,714,312
Forest City Enterprises, Inc., Class A*	50,700	1,079,910
Howard Hughes Corp.*	11,200	1,460,704
Jones Lang LaSalle, Inc.	12,100	1,814,153
Kennedy-Wilson Holdings, Inc.	17,400	440,220
Realogy Holdings Corp.*	34,100	1,517,109

		9,652,786

Thrifts & Mortgage Finance (0.2%)
Astoria Financial Corp.	25,900	346,024
Bank Mutual Corp.	33,400	229,124
Beneficial Mutual Bancorp, Inc.*	34,200	419,634
Brookline Bancorp, Inc.	34,700	348,041
Capitol Federal Financial, Inc.	40,986	523,801
Dime Community Bancshares, Inc.	25,700	418,396
Essent Group Ltd.*	18,300	470,493
EverBank Financial Corp.	18,800	358,328
Flagstar Bancorp, Inc.*	100	1,573
Home Loan Servicing Solutions Ltd.	7,600	148,352
Hudson City Bancorp, Inc.	178,590	1,807,331
Kearny Financial Corp.*	36,100	496,375
Ladder Capital Corp. (REIT), Class A*	25,500	500,055
MGIC Investment Corp.*	75,800	706,456
New York Community Bancorp, Inc.	134,950	2,159,200
Northwest Bancshares, Inc.	25,100	314,503
Ocwen Financial Corp.*	32,700	493,770
People’s United Financial, Inc.	101,400	1,539,252
Radian Group, Inc.	50,400	842,688
TFS Financial Corp.	36,000	535,860
TrustCo Bank Corp.	25,600	185,856
Washington Federal, Inc.	42,500	941,375

		13,786,487

Total Financials		1,025,915,038

Health Care (13.9%)
Biotechnology (3.0%)
ACADIA Pharmaceuticals, Inc.*	22,600	717,550
Achillion Pharmaceuticals, Inc.*	16,100	197,225
Acorda Therapeutics, Inc.*	8,500	347,395
Aegerion Pharmaceuticals, Inc.*	8,100	169,614
Alexion Pharmaceuticals, Inc.*	50,200	9,288,506
Alkermes plc*	37,600	2,201,856
Alnylam Pharmaceuticals, Inc.*	15,400	1,493,800
Amgen, Inc.	192,039	30,589,892
Arena Pharmaceuticals, Inc.*	66,800	231,796
ARIAD Pharmaceuticals, Inc.*	49,900	342,813
Biogen Idec, Inc.*	60,160	20,421,312
BioMarin Pharmaceutical, Inc.*	39,500	3,570,800
Bluebird Bio, Inc.*	5,500	504,460
Celgene Corp.*	203,138	22,723,017
Celldex Therapeutics, Inc.*	27,100	494,575
Cepheid, Inc.*	14,400	779,616
Clovis Oncology, Inc.*	6,700	375,200
Cubist Pharmaceuticals, Inc.*	17,600	1,771,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Dyax Corp.*	34,100	$479,446
Exact Sciences Corp.*	29,500	809,480
Exelixis, Inc.*	46,100	66,384
Genomic Health, Inc.*	9,100	290,927
Gilead Sciences, Inc.*	385,500	36,337,230
Halozyme Therapeutics, Inc.*	45,200	436,180
ImmunoGen, Inc.*	10,900	66,490
Incyte Corp.*	37,700	2,756,247
Insys Therapeutics, Inc.*	9,500	400,520
Intercept Pharmaceuticals, Inc.*	3,200	499,200
Intrexon Corp.*	4,300	118,379
Ironwood Pharmaceuticals, Inc.*	22,200	340,104
Isis Pharmaceuticals, Inc.*	31,900	1,969,506
Karyopharm Therapeutics, Inc.*	10,700	400,501
Keryx Biopharmaceuticals, Inc.*	30,700	434,405
Lexicon Pharmaceuticals, Inc.*	6,100	5,550
Ligand Pharmaceuticals, Inc.*	7,500	399,075
MannKind Corp.*	59,400	309,771
Medivation, Inc.*	20,600	2,051,966
MiMedx Group, Inc.*	500	5,765
Momenta Pharmaceuticals, Inc.*	1,100	13,244
Myriad Genetics, Inc.*	25,650	873,639
Neurocrine Biosciences, Inc.*	9,100	203,294
NPS Pharmaceuticals, Inc.*	21,900	783,363
Ophthotech Corp.*	8,900	399,343
OPKO Health, Inc.*	49,000	489,510
PDL BioPharma, Inc.	58,500	451,035
Pharmacyclics, Inc.*	16,500	2,017,290
Puma Biotechnology, Inc.*	6,100	1,154,547
Receptos, Inc.*	4,700	575,797
Regeneron Pharmaceuticals, Inc.*	20,500	8,410,125
Sarepta Therapeutics, Inc.*	10,100	146,147
Seattle Genetics, Inc.*	33,200	1,066,716
Synageva BioPharma Corp.*	5,400	501,066
TESARO, Inc.*	3,400	126,446
Ultragenyx Pharmaceutical, Inc.*	10,200	447,576
United Therapeutics Corp.*	13,000	1,683,370
Vertex Pharmaceuticals, Inc.*	60,700	7,211,160

		170,951,661

Health Care Equipment & Supplies (2.3%)
Abaxis, Inc.	1,500	85,245
Abbott Laboratories	379,150	17,069,333
Alere, Inc.*	21,250	807,500
Align Technology, Inc.*	21,700	1,213,247
Baxter International, Inc.	140,280	10,281,121
Becton, Dickinson and Co.	50,340	7,005,314
Boston Scientific Corp.*	344,600	4,565,950
C.R. Bard, Inc.	19,480	3,245,758
Cantel Medical Corp.	14,350	620,781
CareFusion Corp.*	52,900	3,139,086
CONMED Corp.	1,900	85,424
Cooper Cos., Inc.	14,400	2,334,096
Covidien plc	117,500	12,017,900
Cyberonics, Inc.*	8,600	478,848
DENTSPLY International, Inc.	37,900	2,018,933
DexCom, Inc.*	20,100	1,106,505
Edwards Lifesciences Corp.*	28,400	3,617,592
Endologix, Inc.*	9,700	148,313

Globus Medical, Inc., Class A*	14,100	$335,157
Greatbatch, Inc.*	10,500	517,650
Haemonetics Corp.*	21,800	815,756
Halyard Health, Inc.*	12,275	558,144
HeartWare International, Inc.*	4,300	315,749
Hill-Rom Holdings, Inc.	14,830	676,545
Hologic, Inc.*	62,600	1,673,924
ICU Medical, Inc.*	2,100	171,990
IDEXX Laboratories, Inc.*	14,600	2,164,742
Insulet Corp.*	17,800	819,868
Integra LifeSciences Holdings Corp.*	10,300	558,569
Intuitive Surgical, Inc.*	9,300	4,919,142
Masimo Corp.*	25,600	674,304
Medtronic, Inc.	253,440	18,298,368
Meridian Bioscience, Inc.	16,100	265,006
Neogen Corp.*	9,900	490,941
NuVasive, Inc.*	12,950	610,722
NxStage Medical, Inc.*	4,700	84,271
Quidel Corp.*	2,900	83,868
ResMed, Inc.	41,700	2,337,702
Sirona Dental Systems, Inc.*	18,900	1,651,293
Spectranetics Corp.*	4,100	141,778
St. Jude Medical, Inc.	75,600	4,916,268
STERIS Corp.	16,360	1,060,946
Stryker Corp.	84,370	7,958,622
Teleflex, Inc.	10,900	1,251,538
Thoratec Corp.*	23,300	756,318
Varian Medical Systems, Inc.*	27,110	2,345,286
West Pharmaceutical Services, Inc.	23,000	1,224,520
Wright Medical Group, Inc.*	21,200	569,644
Zimmer Holdings, Inc.	42,400	4,809,008

		132,898,585

Health Care Providers & Services (2.6%)
Acadia Healthcare Co., Inc.*	14,500	887,545
Aetna, Inc.	94,497	8,394,169
Air Methods Corp.*	12,600	554,778
AmerisourceBergen Corp.	57,700	5,202,232
AMN Healthcare Services, Inc.*	4,000	78,400
Amsurg Corp.*	10,200	558,246
Anthem, Inc.	71,380	8,970,325
Bio-Reference Laboratories, Inc.*	3,200	102,816
BioScrip, Inc.*	300	2,097
Brookdale Senior Living, Inc.*	50,735	1,860,452
Cardinal Health, Inc.	90,500	7,306,065
Catamaran Corp.*	55,692	2,882,061
Centene Corp.*	14,900	1,547,365
Chemed Corp.	4,200	443,814
Cigna Corp.	71,040	7,310,726
Community Health Systems, Inc.*	33,267	1,793,757
DaVita HealthCare Partners, Inc.*	45,900	3,476,466
Ensign Group, Inc.	100	4,439
Envision Healthcare Holdings, Inc.*	21,100	731,959
Express Scripts Holding Co.*	194,151	16,438,765
HCA Holdings, Inc.*	85,000	6,238,150
Health Net, Inc.*	20,940	1,120,918

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

HealthSouth Corp.	24,800	$953,808
Henry Schein, Inc.*	22,250	3,029,338
Humana, Inc.	40,300	5,788,289
IPC The Hospitalist Co., Inc.*	100	4,589
Kindred Healthcare, Inc.	27,300	496,314
Laboratory Corp. of America Holdings*	23,750	2,562,625
LifePoint Hospitals, Inc.*	14,250	1,024,717
Magellan Health, Inc.*	9,200	552,276
McKesson Corp.	58,880	12,222,310
MEDNAX, Inc.*	29,640	1,959,500
Molina Healthcare, Inc.*	12,900	690,537
MWI Veterinary Supply, Inc.*	4,000	679,640
Omnicare, Inc.	29,620	2,160,187
Owens & Minor, Inc.	26,850	942,703
Patterson Cos., Inc.	27,600	1,327,560
PharMerica Corp.*	14,270	295,532
Premier, Inc., Class A*	17,800	596,834
Quest Diagnostics, Inc.	38,630	2,590,528
Select Medical Holdings Corp.	28,400	408,960
Team Health Holdings, Inc.*	19,500	1,121,835
Tenet Healthcare Corp.*	31,275	1,584,704
Triple-S Management Corp., Class B*	600	14,346
UnitedHealth Group, Inc.	248,620	25,132,996
Universal American Corp.*	30,800	285,824
Universal Health Services, Inc., Class B	23,080	2,567,881
VCA, Inc.*	23,650	1,153,411
WellCare Health Plans, Inc.*	14,900	1,222,694

		147,275,483

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	64,450	823,026
athenahealth, Inc.*	11,900	1,733,830
Castlight Health, Inc., Class B*	28,700	335,790
Cerner Corp.*	76,700	4,959,422
HealthStream, Inc.*	300	8,844
HMS Holdings Corp.*	28,800	608,832
IMS Health Holdings, Inc.*	19,500	499,980
MedAssets, Inc.*	10,400	205,504
Medidata Solutions, Inc.*	13,600	649,400
Quality Systems, Inc.	9,100	141,869
Veeva Systems, Inc., Class A*	11,500	303,715

		10,270,212

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	86,230	3,530,256
Bio-Rad Laboratories, Inc., Class A*	8,500	1,024,760
Bio-Techne Corp.	11,450	1,057,980
Bruker Corp.*	27,900	547,398
Charles River Laboratories International, Inc.*	12,250	779,590
Covance, Inc.*	16,700	1,734,128
Illumina, Inc.*	35,900	6,626,422
Luminex Corp.*	1,300	24,388
Mettler-Toledo International, Inc.*	8,600	2,601,156
PAREXEL International Corp.*	14,570	809,509

PerkinElmer, Inc.	36,100	$1,578,653
QIAGEN N.V.*	59,200	1,388,832
Quintiles Transnational Holdings, Inc.*	14,700	865,389
Thermo Fisher Scientific, Inc.	100,750	12,622,968
Waters Corp.*	21,500	2,423,480

		37,614,909

Pharmaceuticals (5.2%)
AbbVie, Inc.	399,150	26,120,376
Actavis plc*	63,762	16,412,976
Akorn, Inc.*	16,200	586,440
Allergan, Inc.	74,670	15,874,095
Auxilium Pharmaceuticals, Inc.*	3,500	120,347
Avanir Pharmaceuticals, Inc.*	43,900	744,105
Bristol-Myers Squibb Co.	418,330	24,694,020
Catalent, Inc.*	3,400	94,792
Eli Lilly & Co.	248,310	17,130,907
Endo International plc*	39,700	2,863,164
Hospira, Inc.*	46,750	2,863,438
Impax Laboratories, Inc.*	17,900	567,072
Jazz Pharmaceuticals plc*	15,500	2,537,815
Johnson & Johnson	710,160	74,261,431
Lannett Co., Inc.*	9,600	411,648
Mallinckrodt plc*	32,692	3,237,489
Medicines Co.*	11,200	309,904
Merck & Co., Inc.	733,590	41,660,576
Mylan, Inc.*	97,350	5,487,620
Nektar Therapeutics*	37,000	573,500
Pacira Pharmaceuticals, Inc.*	7,500	664,950
Perrigo Co. plc	34,300	5,733,588
Pfizer, Inc.	1,601,317	49,881,025
Prestige Brands Holdings, Inc.*	14,500	503,440
Salix Pharmaceuticals Ltd.*	16,600	1,908,004
Theravance Biopharma, Inc.*	5,000	74,600
Theravance, Inc.	17,500	247,625
Zoetis, Inc.	127,100	5,469,113

		301,034,060

Total Health Care		800,044,910

Industrials (11.3%)
Aerospace & Defense (2.6%)
Alliant Techsystems, Inc.	9,100	1,057,875
American Science & Engineering, Inc.	4,700	243,930
B/E Aerospace, Inc.*	27,460	1,593,229
Boeing Co.	186,200	24,202,276
Cubic Corp.	4,000	210,560
Curtiss-Wright Corp.	12,700	896,493
DigitalGlobe, Inc.*	15,800	489,326
Engility Holdings, Inc.*	661	28,291
Esterline Technologies Corp.*	11,300	1,239,384
Exelis, Inc.	60,850	1,066,700
General Dynamics Corp.	77,170	10,620,135
HEICO Corp.	21,093	1,274,017
Hexcel Corp.*	29,600	1,228,104
Honeywell International, Inc.	198,700	19,854,104
Huntington Ingalls Industries, Inc.	12,700	1,428,242
KLX, Inc.*	13,730	566,362
L-3 Communications Holdings, Inc.	22,470	2,835,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Lockheed Martin Corp.	69,960	$13,472,197
Moog, Inc., Class A*	12,000	888,360
Northrop Grumman Corp.	51,250	7,553,738
Orbital Sciences Corp.*	10,400	279,656
Precision Castparts Corp.	37,270	8,977,598
Raytheon Co.	80,890	8,749,871
Rockwell Collins, Inc.	37,450	3,163,776
Spirit AeroSystems Holdings, Inc., Class A*	32,900	1,416,016
Teledyne Technologies, Inc.*	13,700	1,407,538
Textron, Inc.	70,800	2,981,388
TransDigm Group, Inc.	15,150	2,974,703
Triumph Group, Inc.	12,400	833,528
United Technologies Corp.	230,140	26,466,100

		147,999,436

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	41,200	3,085,468
Expeditors International of Washington, Inc.	58,600	2,614,146
FedEx Corp.	74,950	13,015,817
Hub Group, Inc., Class A*	400	15,232
United Parcel Service, Inc., Class B	179,550	19,960,573
UTi Worldwide, Inc.*	16,500	199,155
XPO Logistics, Inc.*	13,500	551,880

		39,442,271

Airlines (0.7%)
Alaska Air Group, Inc.	39,800	2,378,448
Allegiant Travel Co.	4,000	601,320
American Airlines Group, Inc.	187,600	10,060,988
Copa Holdings S.A., Class A	11,600	1,202,224
Delta Air Lines, Inc.	215,150	10,583,228
JetBlue Airways Corp.*	69,900	1,108,614
SkyWest, Inc.	11,300	150,064
Southwest Airlines Co.	180,200	7,626,064
Spirit Airlines, Inc.*	17,100	1,292,418
United Continental Holdings, Inc.*	97,240	6,504,384

		41,507,752

Building Products (0.2%)
A.O. Smith Corp.	19,000	1,071,790
Allegion plc	28,166	1,562,086
Armstrong World Industries, Inc.*	8,100	414,072
Fortune Brands Home & Security, Inc.	46,150	2,089,210
Insteel Industries, Inc.	200	4,716
Lennox International, Inc.	16,510	1,569,606
Masco Corp.	104,600	2,635,920
Masonite International Corp.*	8,200	503,972
Owens Corning, Inc.	35,170	1,259,438
Simpson Manufacturing Co., Inc.	7,600	262,960
USG Corp.*	22,500	629,775

		12,003,545

Commercial Services & Supplies (0.6%)
ABM Industries, Inc.	6,200	177,630
ADT Corp.	45,350	1,643,030

Brady Corp., Class A	7,500	$205,050
Brink’s Co.	1,200	29,292
Cintas Corp.	28,800	2,259,072
Civeo Corp.	9,600	39,456
Clean Harbors, Inc.*	16,200	778,410
Copart, Inc.*	37,000	1,350,130
Covanta Holding Corp.	32,000	704,320
Deluxe Corp.	17,000	1,058,250
Healthcare Services Group, Inc.	21,900	677,367
Herman Miller, Inc.	11,700	344,331
HNI Corp.	11,700	597,402
Interface, Inc.	700	11,529
KAR Auction Services, Inc.	36,400	1,261,260
Mobile Mini, Inc.	8,300	336,233
MSA Safety, Inc.	7,100	376,939
Pitney Bowes, Inc.	54,520	1,328,652
R.R. Donnelley & Sons Co.	49,130	825,630
Republic Services, Inc.	76,735	3,088,584
Rollins, Inc.	21,000	695,100
Steelcase, Inc., Class A	12,800	229,760
Stericycle, Inc.*	21,800	2,857,544
Tetra Tech, Inc.	18,300	488,610
Tyco International plc	120,200	5,271,972
UniFirst Corp.	2,000	242,900
United Stationers, Inc.	12,100	510,136
Waste Connections, Inc.	37,550	1,651,825
Waste Management, Inc.	123,450	6,335,454
West Corp.	17,700	584,100

		35,959,968

Construction & Engineering (0.2%)
AECOM Technology Corp.*	32,802	996,197
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	31,625	1,327,617
EMCOR Group, Inc.	25,100	1,116,699
Fluor Corp.	45,460	2,756,240
Granite Construction, Inc.	4,900	186,298
Jacobs Engineering Group, Inc.*	37,100	1,657,999
KBR, Inc.	48,800	827,160
MasTec, Inc.*	18,700	422,807
Primoris Services Corp.	700	16,268
Quanta Services, Inc.*	64,850	1,841,092

		11,148,377

Electrical Equipment (0.6%)
Acuity Brands, Inc.	12,200	1,708,854
AMETEK, Inc.	64,975	3,419,634
Babcock & Wilcox Co.	37,600	1,139,280
Eaton Corp. plc	119,697	8,134,608
Emerson Electric Co.	182,810	11,284,862
EnerSys, Inc.	13,300	820,876
Franklin Electric Co., Inc.	13,400	502,902
Generac Holdings, Inc.*	14,600	682,696
Hubbell, Inc., Class B	15,400	1,645,182
Polypore International, Inc.*	12,300	578,715
Regal-Beloit Corp.	13,900	1,045,280
Rockwell Automation, Inc.	38,500	4,281,200
SolarCity Corp.*	11,100	593,628

		35,837,717

Industrial Conglomerates (1.9%)
3M Co.	166,030	27,282,050
Carlisle Cos., Inc.	17,300	1,561,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Danaher Corp.	154,160	$13,213,054
General Electric Co.	2,531,292	63,965,749
Raven Industries, Inc.	2,700	67,500
Roper Industries, Inc.	25,850	4,041,647

		110,131,152

Machinery (2.0%)
Actuant Corp., Class A	23,500	640,140
AGCO Corp.	27,500	1,243,000
Allison Transmission Holdings, Inc.	35,200	1,193,280
Barnes Group, Inc.	15,200	562,552
Caterpillar, Inc.	160,310	14,673,174
Chart Industries, Inc.*	10,080	344,736
CLARCOR, Inc.	14,000	932,960
Colfax Corp.*	27,730	1,430,036
Crane Co.	18,600	1,091,820
Cummins, Inc.	47,360	6,827,891
Deere & Co.	94,740	8,381,648
Donaldson Co., Inc.	36,700	1,417,721
Dover Corp.	43,390	3,111,931
Flowserve Corp.	35,740	2,138,324
Graco, Inc.	17,860	1,432,015
Greenbrier Cos., Inc.	7,600	408,348
Harsco Corp.	18,300	345,687
Hillenbrand, Inc.	9,800	338,100
IDEX Corp.	23,240	1,809,002
Illinois Tool Works, Inc.	89,010	8,429,247
Ingersoll-Rand plc	74,200	4,703,538
ITT Corp.	30,425	1,230,995
Joy Global, Inc.	26,480	1,231,850
Kennametal, Inc.	26,190	937,340
Lincoln Electric Holdings, Inc.	20,960	1,448,126
Manitowoc Co., Inc.	46,900	1,036,490
Middleby Corp.*	18,000	1,783,800
Mueller Industries, Inc.	16,400	559,896
Navistar International Corp.*	15,400	515,592
Nordson Corp.	20,060	1,563,878
Oshkosh Corp.	24,700	1,201,655
PACCAR, Inc.	93,630	6,367,776
Pall Corp.	30,000	3,036,300
Parker-Hannifin Corp.	37,610	4,849,809
Pentair plc	50,387	3,346,705
Proto Labs, Inc.*	5,900	396,244
RBC Bearings, Inc.	3,900	251,667
Rexnord Corp.*	19,600	552,916
Snap-on, Inc.	14,900	2,037,426
SPX Corp.	13,300	1,142,736
Stanley Black & Decker, Inc.	40,635	3,904,211
Terex Corp.	33,030	920,876
Timken Co.	21,240	906,523
Toro Co.	19,440	1,240,466
Trinity Industries, Inc.	48,740	1,365,207
Valmont Industries, Inc.	7,700	977,900
WABCO Holdings, Inc.*	16,570	1,736,205
Wabtec Corp.	25,700	2,233,073
Watts Water Technologies, Inc., Class A	8,000	507,520
Woodward, Inc.	23,030	1,133,767
Xylem, Inc.	47,850	1,821,650

		111,693,749

Marine (0.0%)
Kirby Corp.*	14,250	$1,150,545
Matson, Inc.	11,880	410,098

		1,560,643

Professional Services (0.4%)
Advisory Board Co.*	11,680	572,086
CBIZ, Inc.*	37,720	322,883
Corporate Executive Board Co.	11,800	855,854
Dun & Bradstreet Corp.	9,600	1,161,216
Equifax, Inc.	34,820	2,815,893
FTI Consulting, Inc.*	12,600	486,738
IHS, Inc., Class A*	18,700	2,129,556
ManpowerGroup, Inc.	20,980	1,430,207
Nielsen N.V.	73,400	3,283,182
Resources Connection, Inc.	25,650	421,943
Robert Half International, Inc.	37,260	2,175,239
Towers Watson & Co., Class A	17,900	2,025,743
TriNet Group, Inc.*	12,400	387,872
Verisk Analytics, Inc., Class A*	45,800	2,933,490
WageWorks, Inc.*	9,100	587,587

		21,589,489

Road & Rail (1.1%)
AMERCO	2,200	625,372
Avis Budget Group, Inc.*	28,490	1,889,742
Con-way, Inc.	19,100	939,338
CSX Corp.	257,950	9,345,528
Genesee & Wyoming, Inc., Class A*	14,700	1,321,824
Heartland Express, Inc.	7,700	207,977
Hertz Global Holdings, Inc.*	116,600	2,908,004
J.B. Hunt Transport Services, Inc.	23,050	1,941,962
Kansas City Southern	28,650	3,496,159
Knight Transportation, Inc.	19,600	659,736
Landstar System, Inc.	15,650	1,135,095
Norfolk Southern Corp.	79,070	8,666,863
Old Dominion Freight Line, Inc.*	15,750	1,222,830
Ryder System, Inc.	16,900	1,569,165
Swift Transportation Co.*	17,600	503,888
Union Pacific Corp.	227,420	27,092,545
Werner Enterprises, Inc.	18,100	563,815

		64,089,843

Trading Companies & Distributors (0.3%)
Air Lease Corp.	21,000	720,510
Applied Industrial Technologies, Inc.	15,500	706,645
Fastenal Co.	83,300	3,961,748
GATX Corp.	13,700	788,298
HD Supply Holdings, Inc.*	27,600	813,924
MRC Global, Inc.*	23,600	357,540
MSC Industrial Direct Co., Inc., Class A	12,200	991,250
NOW, Inc.*	27,920	718,382
TAL International Group, Inc.*	600	26,142
Textainer Group Holdings Ltd.	11,200	384,384
United Rentals, Inc.*	27,722	2,827,921
Veritiv Corp.*	233	12,086
W.W. Grainger, Inc.	15,650	3,989,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Watsco, Inc.	7,310	$782,170
WESCO International, Inc.*	15,220	1,159,916

		18,239,944

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	20,600	287,988

Total Industrials		651,491,874

Information Technology (18.8%)
Communications Equipment (1.6%)
ADTRAN, Inc.	13,900	303,020
ARRIS Group, Inc.*	41,000	1,237,790
Aruba Networks, Inc.*	27,400	498,132
Brocade Communications Systems, Inc.	132,560	1,569,510
Ciena Corp.*	31,400	609,474
Cisco Systems, Inc.	1,293,070	35,966,742
CommScope Holding Co., Inc.*	19,100	436,053
EchoStar Corp., Class A*	10,500	551,250
F5 Networks, Inc.*	21,200	2,765,858
Finisar Corp.*	27,300	529,893
Harris Corp.	32,840	2,358,569
Infinera Corp.*	18,700	275,264
InterDigital, Inc.	10,700	566,030
JDS Uniphase Corp.*	76,350	1,047,522
Juniper Networks, Inc.	123,400	2,754,288
Motorola Solutions, Inc.	60,421	4,053,041
Palo Alto Networks, Inc.*	13,500	1,654,695
Plantronics, Inc.	17,400	922,548
Polycom, Inc.*	40,400	545,400
QUALCOMM, Inc.	426,080	31,670,526
Riverbed Technology, Inc.*	47,200	963,352
ViaSat, Inc.*	12,200	768,966

		92,047,923

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	80,840	4,350,000
Anixter International, Inc.*	7,700	681,142
Arrow Electronics, Inc.*	26,000	1,505,140
Avnet, Inc.	38,720	1,665,734
AVX Corp.	25,300	354,200
Belden, Inc.	10,900	859,029
CDW Corp.	22,600	794,842
Cognex Corp.*	29,800	1,231,634
Coherent, Inc.*	7,000	425,040
Corning, Inc.	345,890	7,931,258
Dolby Laboratories, Inc., Class A	12,700	547,624
FEI Co.	10,800	975,780
FLIR Systems, Inc.	42,200	1,363,482
II-VI, Inc.*	2,700	36,855
Ingram Micro, Inc., Class A*	41,200	1,138,768
InvenSense, Inc.*	21,300	346,338
IPG Photonics Corp.*	9,100	681,772
Itron, Inc.*	6,710	283,766
Jabil Circuit, Inc.	68,100	1,486,623
Keysight Technologies, Inc.*	43,115	1,455,994
Knowles Corp.*	25,045	589,810
Littelfuse, Inc.	6,500	628,355
National Instruments Corp.	35,700	1,109,913
Plexus Corp.*	8,300	342,043

Sanmina Corp.*	14,400	$338,832
SYNNEX Corp.	7,200	562,752
Tech Data Corp.*	11,200	708,176
Trimble Navigation Ltd.*	77,400	2,054,196
Vishay Intertechnology, Inc.	39,600	560,340
Zebra Technologies Corp., Class A*	16,700	1,292,747

		36,302,185

Internet Software & Services (3.1%)
Akamai Technologies, Inc.*	45,800	2,883,568
AOL, Inc.*	20,956	967,539
Bankrate, Inc.*	33,000	410,190
Cimpress N.V.*	9,700	725,948
Cornerstone OnDemand, Inc.*	13,300	468,160
CoStar Group, Inc.*	7,535	1,383,652
Dealertrack Technologies, Inc.*	13,300	589,323
Demandware, Inc.*	300	17,262
eBay, Inc.*	321,570	18,046,508
Endurance International Group Holdings, Inc.*	26,800	493,924
Equinix, Inc.	14,739	3,341,773
Facebook, Inc., Class A*	500,900	39,080,218
Google, Inc., Class A*	71,225	37,796,258
Google, Inc., Class C*	72,025	37,913,960
GrubHub, Inc.*	8,200	297,824
IAC/InterActiveCorp	24,850	1,510,632
j2 Global, Inc.	14,600	905,200
LinkedIn Corp., Class A*	27,000	6,202,170
NIC, Inc.	1,500	26,985
Pandora Media, Inc.*	53,500	953,905
Rackspace Hosting, Inc.*	31,500	1,474,515
Trulia, Inc.*	9,600	441,888
Twitter, Inc.*	124,800	4,476,576
VeriSign, Inc.*	35,250	2,009,250
Yahoo!, Inc.*	252,750	12,766,403
Yelp, Inc.*	13,200	722,436
Zillow, Inc., Class A*	7,500	794,175

		176,700,242

IT Services (3.2%)
Accenture plc, Class A	158,800	14,182,428
Alliance Data Systems Corp.*	15,752	4,505,860
Amdocs Ltd.	45,210	2,109,272
Automatic Data Processing, Inc.	125,550	10,467,103
Blackhawk Network Holdings, Inc.*	13,400	519,920
Booz Allen Hamilton Holding Corp.	19,800	525,294
Broadridge Financial Solutions, Inc.	30,410	1,404,334
CACI International, Inc., Class A*	6,000	517,080
Cardtronics, Inc.*	7,000	270,060
Cognizant Technology Solutions Corp., Class A*	152,700	8,041,182
Computer Sciences Corp.	37,740	2,379,507
Convergys Corp.	37,300	759,801
CoreLogic, Inc.*	26,300	830,817
DST Systems, Inc.	11,580	1,090,257
EPAM Systems, Inc.*	7,600	362,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Euronet Worldwide, Inc.*	14,700	$807,030
EVERTEC, Inc.	13,200	292,116
Fidelity National Information Services, Inc.	74,625	4,641,675
Fiserv, Inc.*	66,500	4,719,505
FleetCor Technologies, Inc.*	21,600	3,212,136
Gartner, Inc.*	25,500	2,147,355
Genpact Ltd.*	41,700	789,381
Global Payments, Inc.	21,600	1,743,768
Heartland Payment Systems, Inc.	9,200	496,340
iGATE Corp.*	12,300	485,604
International Business Machines Corp.	240,031	38,510,574
Jack Henry & Associates, Inc.	23,030	1,431,084
Leidos Holdings, Inc.	21,037	915,530
ManTech International Corp., Class A	6,200	187,426
MasterCard, Inc., Class A	255,100	21,979,416
MAXIMUS, Inc.	24,800	1,360,032
NeuStar, Inc., Class A*	17,390	483,442
Paychex, Inc.	83,810	3,869,508
Sabre Corp.	15,600	316,212
Sapient Corp.*	34,200	850,896
Science Applications International Corp.	12,021	595,400
Syntel, Inc.*	9,400	422,812
TeleTech Holdings, Inc.*	18,950	448,736
Teradata Corp.*	49,760	2,173,517
Total System Services, Inc.	46,200	1,568,952
Unisys Corp.*	9,696	285,838
Vantiv, Inc., Class A*	32,500	1,102,400
VeriFone Systems, Inc.*	29,900	1,112,280
Visa, Inc., Class A	125,850	32,997,870
Western Union Co.	139,760	2,503,102
WEX, Inc.*	10,100	999,092
Xerox Corp.	298,131	4,132,096

		185,546,940

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	188,500	503,295
Altera Corp.	86,250	3,186,075
Amkor Technology, Inc.*	39,100	277,610
Analog Devices, Inc.	80,670	4,478,798
Applied Materials, Inc.	308,820	7,695,794
Atmel Corp.*	109,700	920,931
Avago Technologies Ltd.	66,900	6,729,471
Broadcom Corp., Class A	138,770	6,012,904
Cavium, Inc.*	16,300	1,007,666
Cree, Inc.*	32,700	1,053,594
Entegris, Inc.*	19,240	254,160
Fairchild Semiconductor International, Inc.*	36,000	607,680
First Solar, Inc.*	17,400	775,953
Freescale Semiconductor Ltd.*	27,400	691,302
Integrated Device Technology, Inc.*	34,800	682,080
Intel Corp.	1,249,690	45,351,250
International Rectifier Corp.*	21,300	849,870
Intersil Corp., Class A	33,600	486,192
KLA-Tencor Corp.	47,080	3,310,666
Lam Research Corp.	46,175	3,663,525

Linear Technology Corp.	67,650	$3,084,840
Marvell Technology Group Ltd.	129,930	1,883,985
Maxim Integrated Products, Inc.	81,250	2,589,438
Microchip Technology, Inc.	55,700	2,512,627
Micron Technology, Inc.*	270,150	9,457,952
Microsemi Corp.*	31,400	891,132
MKS Instruments, Inc.	13,200	483,120
Monolithic Power Systems, Inc.	9,900	492,426
NVIDIA Corp.	161,260	3,233,263
ON Semiconductor Corp.*	113,500	1,149,755
PMC-Sierra, Inc.*	34,200	313,272
Power Integrations, Inc.	6,400	331,136
Rambus, Inc.*	37,500	415,875
RF Micro Devices, Inc.*	74,800	1,240,932
Semtech Corp.*	18,000	496,260
Silicon Laboratories, Inc.*	13,440	640,013
Skyworks Solutions, Inc.	49,400	3,591,874
Spansion, Inc., Class A*	15,200	520,144
SunEdison, Inc.*	73,470	1,433,400
SunPower Corp.*	11,900	307,377
Synaptics, Inc.*	10,300	709,052
Teradyne, Inc.	61,310	1,213,325
Tessera Technologies, Inc.	13,400	479,184
Texas Instruments, Inc.	270,990	14,488,480
TriQuint Semiconductor, Inc.*	37,300	1,027,615
Veeco Instruments, Inc.*	11,300	394,144
Xilinx, Inc.	70,200	3,038,958

		144,958,395

Software (3.9%)
ACI Worldwide, Inc.*	37,500	756,375
Activision Blizzard, Inc.	129,100	2,601,365
Adobe Systems, Inc.*	129,620	9,423,374
Advent Software, Inc.	14,000	428,960
ANSYS, Inc.*	23,300	1,910,600
Aspen Technology, Inc.*	32,500	1,138,150
Autodesk, Inc.*	62,550	3,756,753
Blackbaud, Inc.	13,000	562,380
CA, Inc.	93,050	2,833,372
Cadence Design Systems, Inc.*	82,930	1,573,182
CDK Global, Inc.	41,850	1,705,806
Citrix Systems, Inc.*	43,350	2,765,730
CommVault Systems, Inc.*	15,300	790,857
Covisint Corp.*	11,928	31,609
Electronic Arts, Inc.*	87,900	4,132,618
Epiq Systems, Inc.	27,700	473,116
FactSet Research Systems, Inc.	12,500	1,759,375
Fair Isaac Corp.	13,100	947,130
FireEye, Inc.*	22,300	704,234
Fortinet, Inc.*	40,400	1,238,664
Guidewire Software, Inc.*	13,500	683,505
Infoblox, Inc.*	2,200	44,462
Informatica Corp.*	37,700	1,437,689
Intuit, Inc.	72,950	6,725,260
Manhattan Associates, Inc.*	24,000	977,280
Mentor Graphics Corp.	37,800	828,576
Microsoft Corp.	2,073,650	96,321,043
MicroStrategy, Inc., Class A*	3,000	487,200
NetScout Systems, Inc.*	10,700	390,978
NetSuite, Inc.*	8,900	971,613
Nuance Communications, Inc.*	84,490	1,205,672
Oracle Corp.	829,112	37,285,167

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Pegasystems, Inc.	13,500	$280,395
Progress Software Corp.*	19,000	513,380
PTC, Inc.*	33,950	1,244,268
Qlik Technologies, Inc.*	23,900	738,271
Red Hat, Inc.*	53,800	3,719,732
Rovi Corp.*	41,550	938,615
Salesforce.com, Inc.*	154,100	9,139,671
ServiceNow, Inc.*	37,500	2,544,375
SolarWinds, Inc.*	19,400	966,702
Solera Holdings, Inc.	21,110	1,080,410
Splunk, Inc.*	29,100	1,715,445
SS&C Technologies Holdings, Inc.	14,100	824,709
Symantec Corp.	178,090	4,568,899
Synchronoss Technologies, Inc.*	10,910	456,693
Synopsys, Inc.*	48,120	2,091,776
Tableau Software, Inc., Class A*	9,900	839,124
Take-Two Interactive Software, Inc.*	25,800	723,174
Tyler Technologies, Inc.*	9,400	1,028,736
Ultimate Software Group, Inc.*	6,600	968,979
Verint Systems, Inc.*	14,800	862,544
VMware, Inc., Class A*	23,100	1,906,212
Workday, Inc., Class A*	24,400	1,991,284
Zynga, Inc., Class A*	123,800	329,308

		226,364,797

Technology Hardware, Storage & Peripherals (3.9%)
3D Systems Corp.*	28,530	937,781
Apple, Inc.	1,513,695	167,081,654
Diebold, Inc.	16,050	555,972
Electronics for Imaging, Inc.*	12,900	552,507
EMC Corp.	516,790	15,369,335
Hewlett-Packard Co.	480,832	19,295,788
Lexmark International, Inc., Class A	18,690	771,336
NCR Corp.*	45,900	1,337,526
NetApp, Inc.	83,650	3,467,293
Nimble Storage, Inc.*	15,300	420,750
SanDisk Corp.	57,090	5,593,678
Stratasys Ltd.*	12,900	1,072,119
Western Digital Corp.	59,770	6,616,539

		223,072,278

Total Information Technology		1,084,992,760

Materials (3.6%)
Chemicals (2.5%)
Air Products and Chemicals, Inc.	55,380	7,987,457
Airgas, Inc.	17,300	1,992,614
Albemarle Corp.	23,000	1,382,990
Ashland, Inc.	21,064	2,522,625
Axiall Corp.	20,500	870,635
Balchem Corp.	7,700	513,128
Cabot Corp.	19,700	864,042
Celanese Corp.	44,500	2,668,220
CF Industries Holdings, Inc.	14,702	4,006,883
Chemtura Corp.*	31,600	781,468
Cytec Industries, Inc.	23,800	1,098,846
Dow Chemical Co.	303,980	13,864,528
E.I. du Pont de Nemours & Co.	231,840	17,142,250

Eastman Chemical Co.	39,128	$2,968,250
Ecolab, Inc.	66,888	6,991,134
FMC Corp.	38,600	2,201,358
H.B. Fuller Co.	16,100	716,933
Huntsman Corp.	55,200	1,257,456
International Flavors & Fragrances, Inc.	22,000	2,229,920
Kronos Worldwide, Inc.	20,400	265,608
LyondellBasell Industries N.V., Class A	106,200	8,431,218
Minerals Technologies, Inc.	11,400	791,730
Monsanto Co.	132,300	15,805,881
Mosaic Co.	86,530	3,950,094
NewMarket Corp.	3,300	1,331,649
Olin Corp.	21,500	489,555
Platform Specialty Products Corp.*	22,200	515,484
PolyOne Corp.	31,700	1,201,747
PPG Industries, Inc.	36,000	8,321,400
Praxair, Inc.	76,300	9,885,428
Rockwood Holdings, Inc.	19,730	1,554,724
RPM International, Inc.	37,150	1,883,876
Scotts Miracle-Gro Co., Class A	11,900	741,608
Sensient Technologies Corp.	12,500	754,250
Sherwin-Williams Co.	22,300	5,865,792
Sigma-Aldrich Corp.	30,500	4,186,735
Valspar Corp.	25,300	2,187,944
W.R. Grace & Co.*	22,000	2,098,580
Westlake Chemical Corp.	14,400	879,696

		143,203,736

Construction Materials (0.1%)
Eagle Materials, Inc.	14,400	1,094,832
Martin Marietta Materials, Inc.	17,730	1,955,974
Vulcan Materials Co.	33,100	2,175,663

		5,226,469

Containers & Packaging (0.4%)
AptarGroup, Inc.	20,200	1,350,168
Avery Dennison Corp.	26,550	1,377,414
Ball Corp.	37,200	2,535,924
Bemis Co., Inc.	29,800	1,347,258
Berry Plastics Group, Inc.*	23,400	738,270
Crown Holdings, Inc.*	37,150	1,890,935
Graphic Packaging Holding Co.*	85,200	1,160,424
Greif, Inc., Class A	1,400	66,122
MeadWestvaco Corp.	49,400	2,192,866
Owens-Illinois, Inc.*	46,650	1,259,083
Packaging Corp. of America	26,500	2,068,325
Rock-Tenn Co., Class A	38,600	2,353,828
Sealed Air Corp.	55,360	2,348,925
Silgan Holdings, Inc.	11,600	621,760
Sonoco Products Co.	32,660	1,427,242

		22,738,544

Metals & Mining (0.5%)
Alcoa, Inc.	296,150	4,676,208
Allegheny Technologies, Inc.	35,260	1,225,990
Carpenter Technology Corp.	14,900	733,825
Commercial Metals Co.	49,390	804,563
Compass Minerals International, Inc.	12,400	1,076,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Freeport-McMoRan, Inc.	267,494	$6,248,660
Newmont Mining Corp.	129,300	2,443,770
Nucor Corp.	87,620	4,297,761
Reliance Steel & Aluminum Co.	22,200	1,360,194
Royal Gold, Inc.	18,000	1,128,600
Southern Copper Corp.	50,544	1,425,341
Steel Dynamics, Inc.	71,300	1,407,462
Tahoe Resources, Inc.	14,900	206,663
United States Steel Corp.	37,490	1,002,483
Worthington Industries, Inc.	12,400	373,116

		28,411,328

Paper & Forest Products (0.1%)
Domtar Corp.	18,480	743,266
International Paper Co.	116,850	6,260,823
KapStone Paper and Packaging Corp.	23,200	679,992
Louisiana-Pacific Corp.*	42,500	703,800

		8,387,881

Total Materials		207,967,958

Telecommunication Services (2.0%)
Diversified Telecommunication Services (1.9%)
8x8, Inc.*	1,000	9,160
AT&T, Inc.	1,302,984	43,767,232
CenturyLink, Inc.	152,979	6,054,909
Cincinnati Bell, Inc.*	10,800	34,452
Cogent Communications Holdings, Inc.	8,900	314,971
Consolidated Communications Holdings, Inc.	2,300	64,009
FairPoint Communications, Inc.*	1,500	21,315
Frontier Communications Corp.	280,290	1,869,534
General Communication, Inc., Class A*	2,200	30,250
Globalstar, Inc.*	81,800	224,950
Hawaiian Telcom Holdco, Inc.*	600	16,542
IDT Corp., Class B	2,400	48,744
inContact, Inc.*	6,800	59,772
Intelsat S.A.*	3,600	62,496
Iridium Communications, Inc.*	300	2,925
Level 3 Communications, Inc.*	76,836	3,794,162
Lumos Networks Corp.	100	1,682
magicJack VocalTec Ltd.*	100	812
ORBCOMM, Inc.*	3,100	20,274
Premiere Global Services, Inc.*	1,700	18,054
Verizon Communications, Inc.	1,045,340	48,901,005
Windstream Holdings, Inc.	157,011	1,293,771

		106,611,021

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	3,100	23,777
Leap Wireless International, Inc. (b)*	1,900	4,788
NTELOS Holdings Corp.	3,600	15,084
RingCentral, Inc., Class A*	2,000	29,840
SBA Communications Corp., Class A*	33,300	3,688,308
Shenandoah Telecommunications Co.	300	9,375

Spok Holdings, Inc.	1,900	$32,984
Sprint Corp.*	240,579	998,403
Telephone & Data Systems, Inc.	28,186	711,697
T-Mobile US, Inc.*	69,200	1,864,248
U.S. Cellular Corp.*	12,100	481,943

		7,860,447

Total Telecommunication Services		114,471,468

Utilities (3.2%)
Electric Utilities (1.7%)
ALLETE, Inc.	10,500	578,970
American Electric Power Co., Inc.	122,670	7,448,522
Cleco Corp.	16,100	878,094
Duke Energy Corp.	176,085	14,710,141
Edison International	83,360	5,458,413
Entergy Corp.	45,100	3,945,348
Exelon Corp.	223,156	8,274,624
FirstEnergy Corp.	106,804	4,164,288
Great Plains Energy, Inc.	43,600	1,238,676
Hawaiian Electric Industries, Inc.	34,200	1,145,016
IDACORP, Inc.	11,450	757,875
ITC Holdings Corp.	44,400	1,795,092
NextEra Energy, Inc.	111,450	11,846,020
Northeast Utilities	82,209	4,399,826
OGE Energy Corp.	48,600	1,724,328
Pepco Holdings, Inc.	69,250	1,864,903
Pinnacle West Capital Corp.	32,500	2,220,075
PNM Resources, Inc.	28,700	850,381
Portland General Electric Co.	15,800	597,714
PPL Corp.	171,050	6,214,246
Southern Co.	221,750	10,890,143
UIL Holdings Corp.	18,500	805,490
Westar Energy, Inc.	30,000	1,237,200
Xcel Energy, Inc.	122,480	4,399,482

		97,444,867

Gas Utilities (0.2%)
AGL Resources, Inc.	28,683	1,563,510
Atmos Energy Corp.	25,200	1,404,648
Laclede Group, Inc.	11,200	595,840
National Fuel Gas Co.	21,100	1,467,083
New Jersey Resources Corp.	9,800	599,760
ONE Gas, Inc.	14,125	582,232
Piedmont Natural Gas Co., Inc.	19,900	784,259
Questar Corp.	47,000	1,188,160
South Jersey Industries, Inc.	12,100	713,053
Southwest Gas Corp.	17,200	1,063,132
UGI Corp.	48,675	1,848,677
WGL Holdings, Inc.	19,100	1,043,242

		12,853,596

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	188,995	2,602,461
Calpine Corp.*	110,300	2,440,939
Dynegy, Inc.*	28,400	861,940
NRG Energy, Inc.	87,821	2,366,776

		8,272,116

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Multi-Utilities (1.1%)
Alliant Energy Corp.	26,900	$1,786,698
Ameren Corp.	65,000	2,998,450
Avista Corp.	19,200	678,720
Black Hills Corp.	13,000	689,520
CenterPoint Energy, Inc.	116,450	2,728,423
CMS Energy Corp.	71,500	2,484,625
Consolidated Edison, Inc.	74,600	4,924,346
Dominion Resources, Inc.	144,850	11,138,965
DTE Energy Co.	46,500	4,016,205
Integrys Energy Group, Inc.	20,300	1,580,355
MDU Resources Group, Inc.	48,250	1,133,875
NiSource, Inc.	79,300	3,363,906
NorthWestern Corp.	8,700	492,246
PG&E Corp.	121,220	6,453,753
Public Service Enterprise Group, Inc.	128,100	5,304,621
SCANA Corp.	38,550	2,328,420
Sempra Energy	62,290	6,936,614
TECO Energy, Inc.	59,350	1,216,082
Vectren Corp.	18,000	832,140
Wisconsin Energy Corp.	55,100	2,905,974

		63,993,938

Water Utilities (0.1%)
American Water Works Co., Inc.	44,000	2,345,200
Aqua America, Inc.	50,062	1,336,656

		3,681,856

Total Utilities		186,246,373

Total Common Stocks (99.3%) (Cost $2,956,563,194)		5,723,027,927

	Number of Rights	Value (Note 1)

RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Liberty Broadband Corp., expiring 1/9/15*	3,707	$35,216

Total Consumer Discretionary		35,216

Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	8,800	352

Total Health Care		352

Total Rights (0.0%) (Cost $—)		35,568

Total Investments (99.3%) (Cost $2,956,563,194)		5,723,063,495
Other Assets Less Liabilities (0.7%)		42,612,773

Net Assets (100%)		$5,765,676,268

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $28,289,700.
(b)	Illiquid security.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	39	March-15	$4,537,531	$4,682,730	$145,199
S&P 500 E-Mini Index	313	March-15	31,746,203	32,120,060	373,857

					$519,056

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets For Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$733,614,749	$—	$—	$733,614,749
Consumer Staples	489,164,817	—	—	489,164,817
Energy	429,117,980	—	—	429,117,980
Financials	1,025,915,038	—	—	1,025,915,038
Health Care	800,044,910	—	—	800,044,910
Industrials	651,491,874	—	—	651,491,874
Information Technology	1,084,992,760	—	—	1,084,992,760
Materials	207,967,958	—	—	207,967,958
Telecommunication Services	114,466,680	4,788	—	114,471,468
Utilities	186,246,373	—	—	186,246,373
Futures	519,056	—	—	519,056
Rights
Consumer Discretionary	35,216	—	—	35,216
Health Care	352	—	—	352

Total Assets	$5,723,577,763	$4,788	$—	$5,723,582,551

Total Liabilities	$—	$—	$—	$—

Total	$5,723,577,763	$4,788	$—	$5,723,582,551

(a)	A security with a market value of $3,724,416 transferred from Level 2 to Level 1 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$519,056	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$3,104,439	$3,104,439

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$74,353	$74,353

^	The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $40,930,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$199,699,142
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$661,481,810

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,982,259,355
Aggregate gross unrealized depreciation	(252,306,680)

Net unrealized appreciation	$2,729,952,675

Federal income tax cost of investments	$2,993,110,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

ASSETS
Investments at value (Cost $2,956,563,194)	$5,723,063,495
Cash	40,270,695
Dividends, interest and other receivables	7,515,302
Receivable from Separate Accounts for Trust shares sold	2,100,800
Other assets	11,776

Total assets	5,772,962,068

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	3,180,183
Investment management fees payable	1,699,312
Distribution fees payable – Class IA	911,619
Administrative fees payable	494,754
Due to broker for futures variation margin	418,125
Distribution fees payable – Class IB	312,895
Trustees’ fees payable	21,842
Accrued expenses	247,070

Total liabilities	7,285,800

NET ASSETS	$5,765,676,268

Net assets were comprised of:
Paid in capital	$4,454,388,638
Accumulated undistributed net investment income (loss)	6,883,471
Accumulated undistributed net realized gain (loss) on investments and futures	(1,462,615,198)
Net unrealized appreciation (depreciation) on investments and futures	2,767,019,357

Net assets	$5,765,676,268

Class IA
Net asset value, offering and redemption price per share, $4,292,750,480 / 163,395,617 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.27

Class IB
Net asset value, offering and redemption price per share, $1,472,925,788 / 56,367,324 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $32,994 foreign withholding tax)	$111,119,006
Interest	40,141

Total income	111,159,147

EXPENSES
Investment management fees	19,655,213
Distribution fees – Class IA	10,527,473
Administrative fees	5,731,635
Distribution fees – Class IB	3,630,770
Printing and mailing expenses	427,867
Professional fees	162,414
Custodian fees	151,500
Trustees’ fees	143,710
Miscellaneous	144,009

Total expenses	40,574,591

NET INVESTMENT INCOME (LOSS)	70,584,556

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	269,491,625
Futures	3,104,439

Net realized gain (loss)	272,596,064

Change in unrealized appreciation (depreciation) on:
Investments	301,806,406
Futures	74,353

Net change in unrealized appreciation (depreciation)	301,880,759

NET REALIZED AND UNREALIZED GAIN (LOSS)	574,476,823

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$645,061,379

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$70,584,556	$68,233,177
Net realized gain (loss) on investments and futures	272,596,064	222,943,858
Net change in unrealized appreciation (depreciation) on investments and futures	301,880,759	1,174,006,009

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	645,061,379	1,465,183,044

DIVIDENDS :
Dividends from net investment income
Class IA	(51,658,815)	(50,063,367)
Class IB	(17,849,224)	(17,454,803)

TOTAL DIVIDENDS :	(69,508,039)	(67,518,170)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,026,588 and 2,307,638 shares, respectively ]	50,668,821	48,773,350
Capital shares issued in reinvestment of dividends [ 1,968,067 and 2,155,506 shares, respectively ]	51,658,815	50,063,367
Capital shares repurchased [ (17,757,923) and (22,111,499) shares, respectively ]	(442,333,192)	(466,270,226)

Total Class IA transactions	(340,005,556)	(367,433,509)

Class IB
Capital shares sold [ 2,585,192 and 4,387,904 shares, respectively ]	63,347,697	91,232,820
Capital shares issued in reinvestment of dividends [ 683,686 and 755,531 shares, respectively ]	17,849,224	17,454,803
Capital shares repurchased [ (8,854,542) and (9,429,127) shares, respectively ]	(217,603,296)	(199,841,093)

Total Class IB transactions	(136,406,375)	(91,153,470)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(476,411,931)	(458,586,979)

TOTAL INCREASE (DECREASE) IN NET ASSETS	99,141,409	939,077,895
NET ASSETS:
Beginning of year	5,666,534,859	4,727,456,964

End of year (a)	$5,765,676,268	$5,666,534,859

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$6,883,471	$5,352,127

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.73	$18.13	$15.94	$16.07	$14.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.27	0.27	0.25	0.22
Net realized and unrealized gain (loss) on investments and futures	2.55	5.61	2.21	(0.13)	2.04

Total from investment operations	2.86	5.88	2.48	0.12	2.26

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.25)	(0.23)

Net asset value, end of year	$26.27	$23.73	$18.13	$15.94	$16.07

Total return	12.05%	32.49%	15.54%	0.82%	16.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,292,750	$4,204,128	$3,532,647	$3,421,651	$3,823,474
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets	1.25%	1.30%	1.54%	1.50%	1.53%
Portfolio turnover rate^	4%	4%	3%	5%	10%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.61	$18.04	$15.85	$15.99	$13.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.27	0.27	0.20	0.18
Net realized and unrealized gain (loss) on investments and futures	2.53	5.58	2.21	(0.13)	2.04

Total from investment operations	2.84	5.85	2.48	0.07	2.22

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.21)	(0.19)

Net asset value, end of year	$26.13	$23.61	$18.04	$15.85	$15.99

Total return	12.03%	32.48%	15.62%	0.50%	15.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,472,926	$1,462,407	$1,194,810	$1,152,609	$1,297,833
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	1.25%	1.30%	1.54%	1.25%	1.28%
Portfolio turnover rate^	4%	4%	3%	5%	10%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	2.36%	2.97%	1.86%
Portfolio – Class IB Shares	2.46	2.88	1.68
Portfolio – Class K Shares***	2.62	N/A	1.62
Barclays U.S. Intermediate Government/Credit Bond Index	3.13	3.54	4.10
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.46% for the year ended December 31, 2014. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, returned 3.13% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

2014 was an unexpected year for U.S. fixed income as treasuries posted their biggest returns since 2011, bolstered by a global slowdown and low inflation, even as the U.S. economy displayed signs of healthy growth from mid-year onward. Conversely, the year didn’t begin as it ended, starting off with weak employment reports and a dismal first quarter gross domestic product (GDP). Things quickly changed, however, with a clearer growth picture showing better GDP and employment prints from second quarter and onward. The Federal Reserve also weighed in on the situation, showing patience with any possible rate increases over the course of the year but notably ending the quantitative easing (QE) program in October that began in 2008.

The annual return information by major components came in as follows: Intermediate U.S. Treasury 2.57%, Intermediate U.S. Agency 2.05%, Intermediate Corporate 4.35% and Intermediate Non-Corporate at 3.46%.

It was a series of geopolitical events and increased volatility in stock and commodity markets over the course of 2014, that provided support for U.S. government bonds as tensions between Russia and Ukraine peaked in the second quarter, the U.S. began airstrikes in Syria to battle ISIS and the Scottish independence referendum caused investor uneasiness in quarter three. The relatively higher yields on U.S. bonds versus other countries such as Germany and Japan also assisted in the rally as spreads between the U.S. generic 10 year Treasury and its G7 peers hit the highest since November 2006 with the soaring U.S. dollar adding to the allure for U.S. denominated assets. Against this backdrop, the Portfolio slightly underperformed its benchmark.

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	4.17
Weighted Average Coupon (%)	2.75
Weighted Average Modified Duration (Years)*	3.89
Weighted Average Rating**	AA3

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2014	% of Net Assets
Government Securities	61.3%
Corporate Bonds	31.7
Investment Companies	6.2
Preferred Stocks	0.0 #
Cash and Other	0.8

Total	100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,004.31	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.62
Class IB
Actual	1,000.00	1,005.32	3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.62
Class K
Actual	1,000.00	1,005.85	2.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.88	2.35

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.71%, 0.71% and 0.46%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (31.7%)
Consumer Discretionary (2.0%)
Auto Components (0.1%)
Delphi Corp.
6.125%, 5/15/21	$1,500,000	$1,621,875
4.150%, 3/15/24	865,000	886,625
Johnson Controls, Inc.
5.500%, 1/15/16	1,000,000	1,047,225
1.400%, 11/2/17	360,000	357,383
5.000%, 3/30/20	919,000	1,007,272
4.250%, 3/1/21	680,000	728,512
3.625%, 7/2/24	214,000	215,447
Magna International, Inc.
3.625%, 6/15/24	1,200,000	1,205,031

		7,069,370

Diversified Consumer Services (0.0%)
Graham Holdings Co.
7.250%, 2/1/19	500,000	562,359

Hotels, Restaurants & Leisure (0.2%)
Brinker International, Inc.
2.600%, 5/15/18	175,000	174,562
3.875%, 5/15/23	250,000	249,063
Carnival Corp.
1.875%, 12/15/17	600,000	595,428
3.950%, 10/15/20	666,000	694,954
Hyatt Hotels Corp.
3.875%, 8/15/16	350,000	364,066
5.375%, 8/15/21	350,000	401,605
International Game Technology
7.500%, 6/15/19	1,202,000	1,285,886
5.500%, 6/15/20	100,000	102,471
Marriott International, Inc.
3.375%, 10/15/20	626,000	639,552
3.250%, 9/15/22	1,700,000	1,704,510
McDonald’s Corp.
5.800%, 10/15/17	1,000,000	1,115,933
5.350%, 3/1/18	968,000	1,076,038
5.000%, 2/1/19	750,000	833,698
3.500%, 7/15/20	150,000	158,628
3.625%, 5/20/21	400,000	424,609
3.250%, 6/10/24	1,000,000	1,015,897
Starbucks Corp.
0.875%, 12/5/16	286,000	284,912
6.250%, 8/15/17	600,000	673,559
3.850%, 10/1/23	850,000	904,939
Wyndham Worldwide Corp.
2.500%, 3/1/18	950,000	950,000
4.250%, 3/1/22	1,094,000	1,115,880
Yum! Brands, Inc.
5.300%, 9/15/19	100,000	110,661
3.875%, 11/1/20	1,125,000	1,186,861

		16,063,712

Household Durables (0.0%)
Leggett & Platt, Inc.
3.400%, 8/15/22	250,000	251,924
3.800%, 11/15/24	300,000	304,630
Mohawk Industries, Inc.
3.850%, 2/1/23	1,200,000	1,202,384

Newell Rubbermaid, Inc.
2.875%, 12/1/19	$550,000	$550,999
4.000%, 12/1/24	400,000	408,037
NVR, Inc.
3.950%, 9/15/22	150,000	154,286
Tupperware Brands Corp.
4.750%, 6/1/21	500,000	536,385
Whirlpool Corp.
1.650%, 11/1/17	175,000	174,674
2.400%, 3/1/19	900,000	893,994
4.850%, 6/15/21	400,000	440,374
3.700%, 3/1/23	250,000	254,334
3.700%, 5/1/25	500,000	506,758

		5,678,779

Internet & Catalog Retail (0.1%)
Amazon.com, Inc.
1.200%, 11/29/17	1,500,000	1,481,843
2.600%, 12/5/19	450,000	454,361
3.300%, 12/5/21	1,050,000	1,065,432
2.500%, 11/29/22	1,200,000	1,135,801
3.800%, 12/5/24	1,000,000	1,024,107
Expedia, Inc.
7.456%, 8/15/18	500,000	581,075
5.950%, 8/15/20	1,394,000	1,556,052
QVC, Inc.
3.125%, 4/1/19	333,000	332,527
5.125%, 7/2/22	500,000	525,725
4.375%, 3/15/23	300,000	300,723
4.850%, 4/1/24	500,000	508,575
4.450%, 2/15/25	670,000	655,763

		9,621,984

Leisure Products (0.0%)
Hasbro, Inc.
3.150%, 5/15/21	500,000	499,218
Mattel, Inc.
1.700%, 3/15/18	500,000	494,477
2.350%, 5/6/19	500,000	498,158
3.150%, 3/15/23	300,000	294,953

		1,786,806

Media (1.1%)
21st Century Fox America, Inc.
8.000%, 10/17/16	2,300,000	2,567,929
6.900%, 3/1/19	596,000	702,279
5.650%, 8/15/20	594,000	680,601
4.500%, 2/15/21	500,000	547,345
3.000%, 9/15/22	1,000,000	992,472
CBS Corp.
5.750%, 4/15/20	1,256,000	1,430,915
3.375%, 3/1/22	2,000,000	2,008,775
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	62,000	89,116
Comcast Corp.
5.900%, 3/15/16	2,562,000	2,717,271
6.500%, 1/15/17	1,841,000	2,032,885
5.700%, 7/1/19	1,289,000	1,477,381
5.150%, 3/1/20	2,806,000	3,163,686
3.125%, 7/15/22	1,050,000	1,070,967
2.850%, 1/15/23	2,150,000	2,147,614
3.600%, 3/1/24	2,000,000	2,087,794

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.125%, 2/15/16	$1,062,000	$1,085,889
2.400%, 3/15/17	2,000,000	2,038,135
1.750%, 1/15/18	1,000,000	994,190
5.875%, 10/1/19	800,000	912,008
5.200%, 3/15/20	604,000	670,311
4.600%, 2/15/21	1,312,000	1,410,112
5.000%, 3/1/21	1,800,000	1,975,021
3.800%, 3/15/22	850,000	867,167
4.450%, 4/1/24	1,500,000	1,579,465
Discovery Communications LLC
5.050%, 6/1/20	2,262,000	2,482,784
4.375%, 6/15/21	62,000	65,736
3.300%, 5/15/22	500,000	491,954
3.250%, 4/1/23	1,000,000	973,034
Grupo Televisa S.A.B.
6.000%, 5/15/18	600,000	669,360
Historic TW, Inc.
6.875%, 6/15/18	62,000	71,497
Interpublic Group of Cos., Inc.
2.250%, 11/15/17	900,000	901,377
4.000%, 3/15/22	315,000	322,516
NBCUniversal Media LLC
5.150%, 4/30/20	1,983,000	2,248,415
4.375%, 4/1/21	1,971,000	2,161,658
2.875%, 1/15/23	156,000	155,706
Omnicom Group, Inc.
5.900%, 4/15/16	62,000	65,545
6.250%, 7/15/19	673,000	780,819
4.450%, 8/15/20	1,280,000	1,375,234
3.625%, 5/1/22	1,281,000	1,315,469
3.650%, 11/1/24	750,000	754,316
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	1,691,000	2,060,196
Scripps Networks Interactive, Inc.
2.750%, 11/15/19	500,000	501,085
3.900%, 11/15/24	800,000	810,282
Thomson Reuters Corp.
0.875%, 5/23/16	1,313,000	1,305,676
1.650%, 9/29/17	500,000	497,541
6.500%, 7/15/18	1,058,000	1,203,756
4.700%, 10/15/19	369,000	398,988
4.300%, 11/23/23	500,000	529,409
Time Warner Cable, Inc.
5.850%, 5/1/17	1,706,000	1,860,967
6.750%, 7/1/18	2,500,000	2,863,002
8.750%, 2/14/19	1,000,000	1,234,699
8.250%, 4/1/19	1,846,000	2,253,845
5.000%, 2/1/20	1,061,000	1,164,495
4.000%, 9/1/21	1,500,000	1,591,473
Time Warner, Inc.
5.875%, 11/15/16	1,480,000	1,601,921
4.875%, 3/15/20	2,700,000	2,957,136
4.700%, 1/15/21	1,812,000	1,972,472
3.400%, 6/15/22	500,000	504,998
4.050%, 12/15/23	1,250,000	1,305,694
3.550%, 6/1/24	2,000,000	2,007,157
Viacom, Inc.
6.250%, 4/30/16	1,339,000	1,430,253
3.500%, 4/1/17	156,000	162,527

2.500%, 9/1/18	$200,000	$201,626
2.200%, 4/1/19	600,000	591,720
5.625%, 9/15/19	1,641,000	1,848,897
3.875%, 12/15/21	125,000	129,522
3.125%, 6/15/22	500,000	486,701
3.250%, 3/15/23	1,000,000	964,868
4.250%, 9/1/23	1,100,000	1,136,311
Walt Disney Co.
6.000%, 7/17/17	446,000	497,578
1.100%, 12/1/17	2,000,000	1,981,455
5.500%, 3/15/19	500,000	570,807
1.850%, 5/30/19	1,000,000	993,447
3.750%, 6/1/21	181,000	195,602
2.750%, 8/16/21	1,000,000	1,017,225
2.550%, 2/15/22	2,000,000	1,990,536
2.350%, 12/1/22	650,000	633,440
WPP Finance 2010
4.750%, 11/21/21	160,000	175,687
3.750%, 9/19/24	1,000,000	1,004,670

		94,722,412

Multiline Retail (0.2%)
Dollar General Corp.
4.125%, 7/15/17	1,000,000	1,037,374
1.875%, 4/15/18	194,000	187,102
3.250%, 4/15/23	1,150,000	1,048,638
Family Dollar Stores, Inc.
5.000%, 2/1/21	300,000	313,804
Kohl’s Corp.
6.250%, 12/15/17	748,000	832,506
4.750%, 12/15/23	800,000	856,750
Macy’s Retail Holdings, Inc.
5.900%, 12/1/16	1,112,000	1,205,130
3.875%, 1/15/22	400,000	415,500
4.375%, 9/1/23	635,000	678,656
3.625%, 6/1/24	1,000,000	1,011,250
Nordstrom, Inc.
6.250%, 1/15/18	277,000	312,286
4.750%, 5/1/20	584,000	645,609
4.000%, 10/15/21	600,000	642,893
Target Corp.
5.875%, 7/15/16	1,000,000	1,075,714
6.000%, 1/15/18	1,550,000	1,747,325
2.300%, 6/26/19	1,500,000	1,515,292
3.875%, 7/15/20	1,000,000	1,075,666

		14,601,495

Specialty Retail (0.3%)
Advance Auto Parts, Inc.
4.500%, 1/15/22	160,000	170,227
4.500%, 12/1/23	1,000,000	1,066,926
AutoZone, Inc.
4.000%, 11/15/20	1,956,000	2,067,973
3.700%, 4/15/22	350,000	360,657
Bed Bath & Beyond, Inc.
3.749%, 8/1/24	350,000	356,358
Gap, Inc.
5.950%, 4/12/21	1,094,000	1,242,027
Home Depot, Inc.
5.400%, 3/1/16	3,758,000	3,967,247
2.250%, 9/10/18	742,000	755,691

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

2.000%, 6/15/19	$1,000,000	$999,992
4.400%, 4/1/21	650,000	720,496
2.700%, 4/1/23	800,000	791,152
3.750%, 2/15/24	1,000,000	1,066,547
Lowe’s Cos., Inc.
2.125%, 4/15/16	1,150,000	1,167,267
5.400%, 10/15/16	94,000	100,860
1.625%, 4/15/17	250,000	251,565
4.625%, 4/15/20	1,089,000	1,210,883
3.120%, 4/15/22	750,000	769,334
3.875%, 9/15/23	1,000,000	1,070,405
3.125%, 9/15/24	500,000	503,805
O’Reilly Automotive, Inc.
4.875%, 1/14/21	285,000	315,529
4.625%, 9/15/21	300,000	328,164
3.800%, 9/1/22	300,000	310,224
3.850%, 6/15/23	250,000	259,642
Ross Stores, Inc.
3.375%, 9/15/24	300,000	299,325
Signet UK Finance plc
4.700%, 6/15/24	500,000	481,875
Staples, Inc.
2.750%, 1/12/18	1,000,000	997,431
4.375%, 1/12/23	100,000	99,688
TJX Cos., Inc.
6.950%, 4/15/19	385,000	458,231
2.750%, 6/15/21	750,000	751,341
2.500%, 5/15/23	450,000	431,559

		23,372,421

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
2.850%, 6/1/16	437,000	447,509
6.125%, 12/1/17	100,000	112,052
NIKE, Inc.
2.250%, 5/1/23	450,000	436,090
Ralph Lauren Corp.
2.125%, 9/26/18	300,000	301,932

		1,297,583

Total Consumer Discretionary		174,776,921

Consumer Staples (2.3%)
Beverages (0.8%)
Anheuser-Busch Cos. LLC
5.050%, 10/15/16	1,000,000	1,067,574
5.000%, 3/1/19	62,000	68,836
Anheuser-Busch InBev Finance, Inc.
0.800%, 1/15/16	2,000,000	2,001,034
1.125%, 1/27/17	850,000	850,009
1.250%, 1/17/18	500,000	493,719
2.625%, 1/17/23	2,356,000	2,288,675
3.700%, 2/1/24	2,500,000	2,587,025
Anheuser-Busch InBev Worldwide, Inc.
2.875%, 2/15/16	250,000	255,663
1.375%, 7/15/17	1,414,000	1,412,886
7.750%, 1/15/19	3,300,000	3,994,044
5.375%, 1/15/20	2,181,000	2,467,795
4.375%, 2/15/21	1,158,000	1,268,095
2.500%, 7/15/22	1,300,000	1,265,747

Beam Suntory, Inc.
5.375%, 1/15/16	$45,000	$47,008
1.750%, 6/15/18	500,000	495,215
3.250%, 5/15/22	250,000	248,703
3.250%, 6/15/23	500,000	490,396
Bottling Group LLC
5.125%, 1/15/19	846,000	943,069
Brown-Forman Corp.
2.500%, 1/15/16	350,000	355,501
1.000%, 1/15/18	500,000	490,171
Coca-Cola Co.
1.800%, 9/1/16	1,896,000	1,928,256
0.750%, 11/1/16	667,000	665,389
1.650%, 3/14/18	1,800,000	1,809,923
1.150%, 4/1/18	500,000	494,690
2.450%, 11/1/20	1,000,000	1,005,837
3.150%, 11/15/20	2,401,000	2,505,435
3.300%, 9/1/21	1,000,000	1,051,731
2.500%, 4/1/23	1,000,000	976,508
3.200%, 11/1/23	2,650,000	2,720,058
Coca-Cola Enterprises, Inc.
2.000%, 8/19/16	250,000	253,018
3.500%, 9/15/20	150,000	154,611
3.250%, 8/19/21	350,000	360,362
Coca-Cola Femsa S.A.B. de C.V.
2.375%, 11/26/18	1,450,000	1,445,795
3.875%, 11/26/23	500,000	523,400
Diageo Capital plc
0.625%, 4/29/16	2,000,000	1,994,027
5.500%, 9/30/16	187,000	201,143
5.750%, 10/23/17	1,700,000	1,891,363
1.125%, 4/29/18	1,250,000	1,219,190
2.625%, 4/29/23	1,500,000	1,457,068
Diageo Investment Corp.
2.875%, 5/11/22	1,000,000	996,945
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	1,794,000	1,830,447
2.600%, 1/15/19	300,000	303,697
3.200%, 11/15/21	300,000	305,831
Fomento Economico Mexicano S.A.B. de C.V.
2.875%, 5/10/23	150,000	139,485
Molson Coors Brewing Co.
3.500%, 5/1/22	500,000	502,685
PepsiCo, Inc.
0.700%, 2/26/16	1,150,000	1,149,516
2.500%, 5/10/16	300,000	306,643
0.950%, 2/22/17	1,036,000	1,029,848
1.250%, 8/13/17	1,900,000	1,890,451
5.000%, 6/1/18	156,000	172,617
7.900%, 11/1/18	1,297,000	1,575,148
2.250%, 1/7/19	1,000,000	1,011,037
4.500%, 1/15/20	2,700,000	2,977,050
3.125%, 11/1/20	250,000	258,097
2.750%, 3/5/22	1,750,000	1,736,696
2.750%, 3/1/23	1,000,000	983,874
3.600%, 3/1/24	1,000,000	1,042,086

		63,961,122

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
5.500%, 3/15/17	1,730,000	1,892,725
1.125%, 12/15/17	1,000,000	992,618
1.700%, 12/15/19	1,000,000	977,492

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

CVS Health Corp.
6.125%, 8/15/16	$346,000	$373,091
5.750%, 6/1/17	1,545,000	1,704,636
2.250%, 12/5/18	694,000	700,484
2.250%, 8/12/19	1,500,000	1,493,141
4.750%, 5/18/20	304,000	334,064
2.750%, 12/1/22	2,000,000	1,942,604
4.000%, 12/5/23	1,100,000	1,166,490
Delhaize Group S.A.
4.125%, 4/10/19	350,000	366,926
Kroger Co.
6.400%, 8/15/17	100,000	111,676
6.150%, 1/15/20	1,602,000	1,849,937
3.300%, 1/15/21	100,000	101,546
2.950%, 11/1/21	960,000	953,589
3.400%, 4/15/22	350,000	355,993
3.850%, 8/1/23	1,250,000	1,295,788
4.000%, 2/1/24	190,000	198,624
Safeway, Inc.
5.000%, 8/15/19 (b)	568,000	577,940
3.950%, 8/15/20 (b)	1,151,000	1,162,510
Sysco Corp.
1.450%, 10/2/17	555,000	553,874
5.250%, 2/12/18	1,139,000	1,260,962
3.000%, 10/2/21	580,000	591,445
Walgreens Boots Alliance, Inc.
1.800%, 9/15/17	800,000	800,863
1.750%, 11/17/17	1,000,000	1,002,715
5.250%, 1/15/19	650,000	720,692
2.700%, 11/18/19	1,000,000	1,004,400
3.300%, 11/18/21	940,000	945,288
3.100%, 9/15/22	1,281,000	1,267,082
3.800%, 11/18/24	2,000,000	2,038,762
Wal-Mart Stores, Inc.
0.600%, 4/11/16	1,000,000	1,000,330
2.800%, 4/15/16	3,000,000	3,084,504
1.000%, 4/21/17	1,000,000	997,190
5.800%, 2/15/18	596,000	673,415
1.125%, 4/11/18	1,625,000	1,606,327
4.125%, 2/1/19	1,750,000	1,903,602
3.625%, 7/8/20	187,000	199,733
3.250%, 10/25/20	3,037,000	3,172,715
2.550%, 4/11/23	1,650,000	1,626,531
3.300%, 4/22/24	2,000,000	2,060,951

		45,063,255

Food Products (0.5%)
Archer-Daniels-Midland Co.
5.450%, 3/15/18	1,300,000	1,441,237
4.479%, 3/1/21	250,000	275,170
Bunge Ltd. Finance Corp.
4.100%, 3/15/16	250,000	258,142
8.500%, 6/15/19	565,000	692,404
Campbell Soup Co.
3.050%, 7/15/17	269,000	277,335
4.500%, 2/15/19	521,000	560,674
4.250%, 4/15/21	100,000	108,043
2.500%, 8/2/22	363,000	345,463
ConAgra Foods, Inc.
1.300%, 1/25/16	1,000,000	1,002,257
1.900%, 1/25/18	1,375,000	1,361,775
7.000%, 4/15/19	1,150,000	1,348,305
3.200%, 1/25/23	2,306,000	2,254,666

General Mills, Inc.
5.650%, 2/15/19	$1,202,000	$1,357,245
2.200%, 10/21/19	1,000,000	992,275
3.150%, 12/15/21	2,000,000	2,050,596
Hershey Co.
1.500%, 11/1/16	280,000	282,545
4.125%, 12/1/20	500,000	541,300
2.625%, 5/1/23	250,000	243,922
Hormel Foods Corp.
4.125%, 4/15/21	350,000	381,723
Ingredion, Inc.
1.800%, 9/25/17	250,000	249,622
4.625%, 11/1/20	269,000	288,423
J.M. Smucker Co.
3.500%, 10/15/21	750,000	783,489
Kellogg Co.
4.450%, 5/30/16	620,000	647,758
1.750%, 5/17/17	1,000,000	1,005,016
3.250%, 5/21/18	290,000	300,925
4.150%, 11/15/19	500,000	538,955
4.000%, 12/15/20	542,000	582,525
3.125%, 5/17/22	500,000	504,341
Kraft Foods Group, Inc.
2.250%, 6/5/17	1,000,000	1,016,174
6.125%, 8/23/18	1,250,000	1,425,141
5.375%, 2/10/20	1,163,000	1,320,715
3.500%, 6/6/22	1,700,000	1,742,015
McCormick & Co., Inc.
3.900%, 7/15/21	250,000	270,391
3.500%, 9/1/23	357,000	373,903
Mead Johnson Nutrition Co.
4.900%, 11/1/19	804,000	881,602
Mondelez International, Inc.
4.125%, 2/9/16	3,154,000	3,270,765
6.125%, 2/1/18	1,866,000	2,095,394
4.000%, 2/1/24	2,150,000	2,254,428
Tyson Foods, Inc.
2.650%, 8/15/19	2,750,000	2,783,923
4.500%, 6/15/22	1,375,000	1,490,185
Unilever Capital Corp.
2.750%, 2/10/16	700,000	717,816
0.850%, 8/2/17	1,500,000	1,485,548
4.800%, 2/15/19	1,296,000	1,438,176
2.200%, 3/6/19	500,000	505,017
4.250%, 2/10/21	350,000	385,374

		44,132,698

Household Products (0.2%)
Church & Dwight Co., Inc.
2.450%, 12/15/19	500,000	496,476
Clorox Co.
3.800%, 11/15/21	500,000	530,488
3.050%, 9/15/22	610,000	602,540
3.500%, 12/15/24	500,000	501,264
Colgate-Palmolive Co.
1.500%, 11/1/18	500,000	497,782
2.300%, 5/3/22	1,000,000	982,061
2.100%, 5/1/23	1,000,000	952,186
3.250%, 3/15/24	500,000	516,097
Energizer Holdings, Inc.
4.700%, 5/19/21	650,000	674,515

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Kimberly-Clark Corp.
6.125%, 8/1/17	$1,858,000	$2,077,237
7.500%, 11/1/18	800,000	961,818
1.900%, 5/22/19	500,000	495,166
3.875%, 3/1/21	100,000	108,316
Procter & Gamble Co.
1.600%, 11/15/18	900,000	897,755
4.700%, 2/15/19	2,465,000	2,739,125
3.100%, 8/15/23	2,625,000	2,694,078

		15,726,904

Tobacco (0.3%)
Altria Group, Inc.
9.700%, 11/10/18	913,000	1,160,114
9.250%, 8/6/19	2,437,000	3,129,898
2.625%, 1/14/20	1,500,000	1,503,690
4.750%, 5/5/21	950,000	1,051,980
2.850%, 8/9/22	1,700,000	1,647,039
2.950%, 5/2/23	156,000	151,111
Lorillard Tobacco Co.
3.500%, 8/4/16	355,000	365,007
8.125%, 6/23/19	572,000	693,405
6.875%, 5/1/20	1,266,000	1,491,037
3.750%, 5/20/23	500,000	495,448
Philip Morris International, Inc.
2.500%, 5/16/16	600,000	614,058
1.625%, 3/20/17	250,000	252,707
1.125%, 8/21/17	1,000,000	994,298
1.250%, 11/9/17	160,000	159,084
5.650%, 5/16/18	2,689,000	3,030,891
1.875%, 1/15/19	600,000	594,975
4.500%, 3/26/20	1,000,000	1,099,782
4.125%, 5/17/21	300,000	326,003
2.500%, 8/22/22	1,000,000	973,052
2.625%, 3/6/23	1,150,000	1,121,016
3.600%, 11/15/23	600,000	625,433
3.250%, 11/10/24	500,000	500,278
Reynolds American, Inc.
6.750%, 6/15/17	900,000	1,000,311
3.250%, 11/1/22	694,000	675,850
4.850%, 9/15/23	1,500,000	1,610,998

		25,267,465

Total Consumer Staples		194,151,444

Energy (3.3%)
Energy Equipment & Services (0.3%)
Baker Hughes, Inc.
3.200%, 8/15/21	1,000,000	1,011,903
Cameron International Corp.
1.150%, 12/15/16	468,000	461,852
6.375%, 7/15/18	300,000	336,824
4.500%, 6/1/21	350,000	366,855
4.000%, 12/15/23	750,000	756,270
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	915,000	992,075
Ensco plc
3.250%, 3/15/16	501,000	510,265
4.700%, 3/15/21	2,166,000	2,173,155
FMC Technologies, Inc.
2.000%, 10/1/17	250,000	248,039
3.450%, 10/1/22	400,000	385,415

Halliburton Co.
2.000%, 8/1/18	$250,000	$248,947
6.150%, 9/15/19	1,723,000	1,989,587
3.250%, 11/15/21	350,000	354,415
3.500%, 8/1/23	800,000	806,252
Nabors Industries, Inc.
2.350%, 9/15/16	500,000	501,952
6.150%, 2/15/18	800,000	832,001
9.250%, 1/15/19	1,300,000	1,510,233
5.000%, 9/15/20	700,000	680,698
4.625%, 9/15/21	156,000	146,367
National Oilwell Varco, Inc.
1.350%, 12/1/17	500,000	491,996
2.600%, 12/1/22	687,000	638,870
Oceaneering International, Inc.
4.650%, 11/15/24	500,000	489,453
Pride International, Inc.
8.500%, 6/15/19	125,000	149,045
Rowan Cos., Inc.
7.875%, 8/1/19	345,000	389,726
4.875%, 6/1/22	47,000	46,322
4.750%, 1/15/24	1,000,000	942,783
Transocean, Inc.
2.500%, 10/15/17	156,000	137,396
6.000%, 3/15/18	645,000	615,375
6.500%, 11/15/20	1,189,000	1,122,271
6.375%, 12/15/21	150,000	137,487
3.800%, 10/15/22	1,100,000	892,554
Weatherford International Ltd.
5.500%, 2/15/16	597,000	617,340
6.000%, 3/15/18	408,000	434,419
9.625%, 3/1/19	1,559,000	1,835,503
5.125%, 9/15/20	1,000,000	1,015,714
4.500%, 4/15/22	250,000	222,912
Western Atlas, Inc.
6.000%, 6/1/18	200,000	224,502

		24,716,773

Oil, Gas & Consumable Fuels (3.0%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	1,673,000	1,787,623
6.375%, 9/15/17	1,500,000	1,668,647
8.700%, 3/15/19	927,000	1,139,259
3.450%, 7/15/24	800,000	778,464
Apache Corp.
5.625%, 1/15/17	890,000	958,743
1.750%, 4/15/17	500,000	498,477
3.625%, 2/1/21	1,000,000	1,009,929
3.250%, 4/15/22	362,000	355,791
Boardwalk Pipelines LP
5.750%, 9/15/19	739,000	794,611
BP Capital Markets plc
3.200%, 3/11/16	1,250,000	1,283,405
1.375%, 11/6/17	750,000	742,826
1.375%, 5/10/18	2,519,000	2,473,669
2.241%, 9/26/18	1,500,000	1,507,688
4.750%, 3/10/19	1,121,000	1,223,950
2.237%, 5/10/19	100,000	99,370
2.521%, 1/15/20	880,000	870,706
4.500%, 10/1/20	1,637,000	1,763,819
4.742%, 3/11/21	1,000,000	1,088,851

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

3.561%, 11/1/21	$1,500,000	$1,531,769
3.245%, 5/6/22	1,375,000	1,351,409
2.500%, 11/6/22	1,500,000	1,391,056
2.750%, 5/10/23	1,000,000	937,216
3.994%, 9/26/23	500,000	514,440
3.814%, 2/10/24	1,150,000	1,156,814
3.535%, 11/4/24	1,150,000	1,139,103
Buckeye Partners LP
5.500%, 8/15/19	479,000	524,452
4.875%, 2/1/21	1,420,000	1,489,194
Canadian Natural Resources Ltd.
5.700%, 5/15/17	2,095,000	2,280,223
1.750%, 1/15/18	875,000	867,563
5.900%, 2/1/18	100,000	110,602
3.800%, 4/15/24	64,000	62,967
Cenovus Energy, Inc.
5.700%, 10/15/19	1,673,000	1,848,696
3.800%, 9/15/23	500,000	488,359
Chevron Corp.
0.889%, 6/24/16	1,000,000	1,001,330
1.104%, 12/5/17	1,500,000	1,490,964
1.718%, 6/24/18	2,000,000	2,001,810
4.950%, 3/3/19	1,346,000	1,497,181
2.193%, 11/15/19	715,000	718,076
2.427%, 6/24/20	2,250,000	2,265,689
2.355%, 12/5/22	1,800,000	1,729,355
3.191%, 6/24/23	1,425,000	1,451,907
CNOOC Finance 2013 Ltd.
1.125%, 5/9/16	231,000	230,042
1.750%, 5/9/18	254,000	249,504
3.000%, 5/9/23	2,450,000	2,315,593
CNOOC Nexen Finance 2014 ULC
1.625%, 4/30/17	2,000,000	1,985,863
4.250%, 4/30/24	1,100,000	1,136,575
ConocoPhillips Co.
1.050%, 12/15/17	1,750,000	1,723,596
5.750%, 2/1/19	2,166,000	2,462,611
6.000%, 1/15/20	1,000,000	1,158,675
2.400%, 12/15/22	1,806,000	1,711,878
3.350%, 11/15/24	250,000	250,947
Continental Resources, Inc.
4.500%, 4/15/23	3,650,000	3,402,285
3.800%, 6/1/24	685,000	606,335
Devon Energy Corp.
2.250%, 12/15/18	250,000	248,606
6.300%, 1/15/19	1,000,000	1,143,096
4.000%, 7/15/21	837,000	864,097
3.250%, 5/15/22	750,000	733,707
Ecopetrol S.A.
4.250%, 9/18/18	1,000,000	1,027,500
7.625%, 7/23/19	1,859,000	2,142,497
El Paso Natural Gas Co. LLC
5.950%, 4/15/17	500,000	536,883
El Paso Pipeline Partners Operating Co. LLC
6.500%, 4/1/20	375,000	423,123
Enable Midstream Partners LP
2.400%, 5/15/19§	750,000	729,221
3.900%, 5/15/24§	750,000	728,250
Enbridge Energy Partners LP
9.875%, 3/1/19	500,000	634,713
5.200%, 3/15/20	1,081,000	1,177,909
4.200%, 9/15/21	500,000	517,920

Enbridge, Inc.
5.600%, 4/1/17	$200,000	$213,457
3.500%, 6/10/24	1,000,000	919,599
EnCana Corp.
5.900%, 12/1/17	1,669,000	1,817,376
6.500%, 5/15/19	618,000	696,982
Energy Transfer Partners LP
6.700%, 7/1/18	844,000	946,509
9.700%, 3/15/19	346,000	432,388
9.000%, 4/15/19	1,000,000	1,228,388
4.150%, 10/1/20	800,000	819,367
4.650%, 6/1/21	250,000	260,316
5.200%, 2/1/22	1,000,000	1,065,568
3.600%, 2/1/23	1,150,000	1,110,439
EnLink Midstream Partners LP
4.400%, 4/1/24	1,000,000	1,010,027
Enterprise Products Operating LLC
3.200%, 2/1/16	2,000,000	2,045,960
6.300%, 9/15/17	100,000	111,438
6.650%, 4/15/18	2,000,000	2,274,090
2.550%, 10/15/19	750,000	740,520
5.250%, 1/31/20	200,000	220,146
5.200%, 9/1/20	1,500,000	1,651,707
4.050%, 2/15/22	500,000	517,022
3.350%, 3/15/23	1,356,000	1,330,326
3.750%, 2/15/25	415,000	411,431
EOG Resources, Inc.
5.625%, 6/1/19	1,094,000	1,233,761
4.100%, 2/1/21	1,625,000	1,723,243
EQT Corp.
6.500%, 4/1/18	500,000	559,880
8.125%, 6/1/19	1,027,000	1,244,800
4.875%, 11/15/21	156,000	167,057
EQT Midstream Partners LP
4.000%, 8/1/24	415,000	410,591
Exxon Mobil Corp.
0.921%, 3/15/17	3,150,000	3,145,348
1.819%, 3/15/19	1,500,000	1,500,197
3.176%, 3/15/24	2,000,000	2,052,004
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
6.500%, 11/15/20	163,000	176,370
Gulf South Pipeline Co. LP
4.000%, 6/15/22	750,000	735,686
Hess Corp.
1.300%, 6/15/17	200,000	197,409
8.125%, 2/15/19	1,140,000	1,354,863
Husky Energy, Inc.
7.250%, 12/15/19	295,000	346,548
3.950%, 4/15/22	2,000,000	2,002,081
4.000%, 4/15/24	125,000	122,156
Kinder Morgan Energy Partners LP
6.000%, 2/1/17	685,000	739,711
2.650%, 2/1/19	500,000	491,876
9.000%, 2/1/19	793,000	958,249
6.850%, 2/15/20	1,061,000	1,215,607
5.300%, 9/15/20	202,000	217,573
3.500%, 3/1/21	2,040,000	1,998,866
5.800%, 3/1/21	1,000,000	1,105,009
4.150%, 3/1/22	500,000	502,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

3.950%, 9/1/22	$750,000	$739,789
3.450%, 2/15/23	500,000	474,087
3.500%, 9/1/23	100,000	94,850
4.250%, 9/1/24	750,000	746,935
Kinder Morgan, Inc.
2.000%, 12/1/17	1,110,000	1,103,808
Magellan Midstream Partners LP
6.550%, 7/15/19	287,000	334,542
4.250%, 2/1/21	624,000	676,223
Marathon Oil Corp.
6.000%, 10/1/17	500,000	550,649
5.900%, 3/15/18	283,000	312,508
2.800%, 11/1/22	875,000	811,817
Marathon Petroleum Corp.
3.500%, 3/1/16	1,820,000	1,862,794
5.125%, 3/1/21	391,000	428,694
Murphy Oil Corp.
3.700%, 12/1/22	1,125,000	995,118
Nexen Energy ULC
6.200%, 7/30/19	500,000	574,960
Noble Energy, Inc.
8.250%, 3/1/19	998,000	1,199,144
4.150%, 12/15/21	156,000	158,944
3.900%, 11/15/24	1,500,000	1,474,095
Noble Holding International Ltd.
3.050%, 3/1/16	100,000	100,957
2.500%, 3/15/17	400,000	381,081
4.900%, 8/1/20	677,000	637,353
4.625%, 3/1/21	1,125,000	1,017,919
Occidental Petroleum Corp.
2.500%, 2/1/16	400,000	406,731
4.125%, 6/1/16	873,000	912,325
1.750%, 2/15/17	400,000	402,111
1.500%, 2/15/18	500,000	494,285
4.100%, 2/1/21	1,950,000	2,064,586
3.125%, 2/15/22	1,500,000	1,486,036
2.700%, 2/15/23	1,156,000	1,098,533
ONEOK Partners LP
3.250%, 2/1/16	300,000	305,929
3.200%, 9/15/18	1,500,000	1,509,426
8.625%, 3/1/19	1,602,000	1,930,108
3.375%, 10/1/22	150,000	138,500
5.000%, 9/15/23	1,000,000	1,020,379
Petrobras Global Finance B.V.
2.000%, 5/20/16	444,000	422,777
3.250%, 3/17/17	2,000,000	1,865,400
3.000%, 1/15/19	2,000,000	1,761,840
4.875%, 3/17/20	400,000	370,240
4.375%, 5/20/23	2,800,000	2,410,800
6.250%, 3/17/24	2,000,000	1,896,600
Petrobras International Finance Co. S.A.
3.875%, 1/27/16	3,406,000	3,333,009
6.125%, 10/6/16	846,000	848,631
3.500%, 2/6/17	1,250,000	1,184,375
5.875%, 3/1/18	458,000	449,761
7.875%, 3/15/19	2,239,000	2,328,336
5.750%, 1/20/20	5,622,000	5,422,981
5.375%, 1/27/21	3,969,000	3,669,341
Petroleos Mexicanos
5.750%, 3/1/18§	1,286,000	1,388,880
3.500%, 7/18/18	1,000,000	1,010,000
3.125%, 1/23/19	1,500,000	1,503,750

8.000%, 5/3/19	$1,900,000	$2,246,750
6.000%, 3/5/20	3,323,000	3,730,067
4.875%, 1/24/22	1,500,000	1,567,500
3.500%, 1/30/23	2,381,000	2,273,855
4.875%, 1/18/24	2,000,000	2,085,000
2.378%, 4/15/25	1,080,000	1,069,157
Phillips 66
2.950%, 5/1/17	1,794,000	1,845,963
4.300%, 4/1/22	2,250,000	2,369,412
Pioneer Natural Resources Co.
6.650%, 3/15/17	1,500,000	1,635,653
7.500%, 1/15/20	250,000	292,096
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18	477,000	540,409
8.750%, 5/1/19	404,000	501,980
2.600%, 12/15/19	1,575,000	1,560,381
5.000%, 2/1/21	1,000,000	1,094,299
3.850%, 10/15/23	250,000	252,104
3.600%, 11/1/24	1,250,000	1,217,358
Southwestern Energy Co.
4.100%, 3/15/22	1,667,000	1,632,230
Spectra Energy Capital LLC
6.200%, 4/15/18	984,000	1,088,455
8.000%, 10/1/19	345,000	415,806
3.300%, 3/15/23	500,000	462,424
Spectra Energy Partners LP
2.950%, 9/25/18	1,400,000	1,429,655
Statoil ASA
3.125%, 8/17/17	1,062,000	1,106,394
1.250%, 11/9/17	1,000,000	991,791
1.150%, 5/15/18	1,500,000	1,468,066
5.250%, 4/15/19	1,406,000	1,582,383
2.250%, 11/8/19	1,000,000	1,000,579
2.900%, 11/8/20	1,170,000	1,185,394
2.750%, 11/10/21	1,000,000	1,002,219
3.150%, 1/23/22	1,000,000	1,016,421
2.450%, 1/17/23	500,000	475,284
2.650%, 1/15/24	500,000	479,596
3.700%, 3/1/24	2,000,000	2,083,811
3.250%, 11/10/24	600,000	603,357
Suncor Energy, Inc.
6.100%, 6/1/18	1,925,000	2,153,310
Sunoco Logistics Partners Operations LP
3.450%, 1/15/23	750,000	717,195
4.250%, 4/1/24	1,000,000	1,006,431
Talisman Energy, Inc.
7.750%, 6/1/19	1,412,000	1,625,085
Tennessee Gas Pipeline Co. LLC
7.500%, 4/1/17	550,000	612,042
Total Capital Canada Ltd.
1.450%, 1/15/18	1,150,000	1,142,947
2.750%, 7/15/23	1,000,000	963,750
Total Capital International S.A.
0.750%, 1/25/16	1,000,000	1,000,270
1.000%, 8/12/16	1,000,000	1,002,292
1.000%, 1/10/17	650,000	647,437
1.550%, 6/28/17	1,000,000	1,003,111
2.125%, 1/10/19	1,000,000	1,003,646

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

2.100%, 6/19/19	$1,000,000	$998,618
2.875%, 2/17/22	250,000	247,806
2.700%, 1/25/23	1,187,000	1,145,989
3.750%, 4/10/24	2,000,000	2,068,711
Total Capital S.A.
2.300%, 3/15/16	2,500,000	2,544,228
2.125%, 8/10/18	1,000,000	1,009,221
4.450%, 6/24/20	825,000	903,864
4.125%, 1/28/21	1,100,000	1,184,465
4.250%, 12/15/21	500,000	539,572
TransCanada PipeLines Ltd.
0.750%, 1/15/16	500,000	498,920
7.125%, 1/15/19	1,293,000	1,511,054
3.800%, 10/1/20	1,298,000	1,329,854
2.500%, 8/1/22	850,000	802,969
6.350%, 5/15/67 (l)	1,371,000	1,329,870
Transcontinental Gas Pipe Line Co. LLC
6.050%, 6/15/18	100,000	112,154
Valero Energy Corp.
6.125%, 6/15/17	500,000	548,108
9.375%, 3/15/19	554,000	684,833
6.125%, 2/1/20	1,154,000	1,308,089
Western Gas Partners LP
4.000%, 7/1/22	500,000	504,256
Williams Cos., Inc.
3.700%, 1/15/23	500,000	444,902
4.550%, 6/24/24	2,250,000	2,087,116
Williams Partners LP
5.250%, 3/15/20	1,640,000	1,771,394
4.125%, 11/15/20	250,000	254,536
4.000%, 11/15/21	750,000	750,251
3.350%, 8/15/22	1,200,000	1,158,819
4.500%, 11/15/23	1,000,000	1,001,188
4.300%, 3/4/24	1,000,000	996,033
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	329,000	362,727
XTO Energy, Inc.
6.250%, 8/1/17	1,150,000	1,287,450

		260,944,599

Total Energy		285,661,372

Financials (13.3%)
Banks (6.6%)
American Express Bank FSB
6.000%, 9/13/17	500,000	557,686
Associated Banc-Corp
5.125%, 3/28/16	500,000	521,679
Associated Banc-Corp.
2.750%, 11/15/19	550,000	547,894
Australia & New Zealand Banking Group Ltd./New York
0.900%, 2/12/16	1,000,000	1,001,543
1.250%, 1/10/17	1,250,000	1,249,888
1.250%, 6/13/17	1,500,000	1,493,886
1.875%, 10/6/17	500,000	504,439
1.450%, 5/15/18	750,000	741,579
Banco do Brasil S.A./Cayman Islands
3.875%, 10/10/22	1,700,000	1,547,000

Bancolombia S.A.
5.950%, 6/3/21	$500,000	$533,750
Bank of America Corp.
1.250%, 1/11/16	2,412,000	2,415,011
6.050%, 5/16/16	3,053,000	3,233,334
3.750%, 7/12/16	95,000	98,477
6.500%, 8/1/16	3,785,000	4,087,733
5.625%, 10/14/16	2,971,000	3,188,274
1.350%, 11/21/16	1,000,000	997,495
3.875%, 3/22/17	1,000,000	1,048,110
5.700%, 5/2/17	2,400,000	2,594,113
1.700%, 8/25/17	2,280,000	2,275,526
6.400%, 8/28/17	2,147,000	2,393,245
6.000%, 9/1/17	5,060,000	5,600,519
5.750%, 12/1/17	1,500,000	1,658,931
2.000%, 1/11/18	1,350,000	1,348,995
6.875%, 4/25/18	4,624,000	5,306,943
5.650%, 5/1/18	4,289,000	4,768,157
6.875%, 11/15/18	130,000	151,481
2.600%, 1/15/19	1,742,000	1,754,437
2.650%, 4/1/19	1,133,000	1,141,212
7.625%, 6/1/19	3,439,000	4,181,474
5.625%, 7/1/20	5,310,000	6,045,642
5.000%, 5/13/21	1,500,000	1,670,057
5.700%, 1/24/22	2,500,000	2,893,742
3.300%, 1/11/23	4,300,000	4,295,525
4.100%, 7/24/23	2,000,000	2,102,725
4.125%, 1/22/24	1,200,000	1,261,364
4.000%, 4/1/24	5,000,000	5,206,190
4.200%, 8/26/24	625,000	634,629
Bank of America N.A.
1.125%, 11/14/16	1,000,000	993,505
1.250%, 2/14/17	1,000,000	995,604
5.300%, 3/15/17	1,300,000	1,394,903
Bank of Montreal
1.300%, 7/15/16	1,500,000	1,506,273
2.500%, 1/11/17	1,000,000	1,024,041
1.300%, 7/14/17	1,250,000	1,241,901
1.400%, 9/11/17	1,700,000	1,690,267
1.450%, 4/9/18	1,000,000	988,242
2.550%, 11/6/22	1,300,000	1,266,641
Bank of Nova Scotia
0.950%, 3/15/16	600,000	601,165
2.900%, 3/29/16	1,537,000	1,576,704
1.375%, 7/15/16	2,000,000	2,012,758
1.100%, 12/13/16	950,000	948,420
1.250%, 4/11/17	1,250,000	1,246,860
1.300%, 7/21/17	1,000,000	994,359
1.450%, 4/25/18	1,150,000	1,134,864
2.050%, 6/5/19	1,000,000	994,467
4.375%, 1/13/21	1,150,000	1,270,963
2.800%, 7/21/21	1,000,000	1,000,366
Barclays Bank plc
5.000%, 9/22/16	2,150,000	2,284,353
2.500%, 2/20/19	2,000,000	2,016,946
5.125%, 1/8/20	1,200,000	1,347,876
5.140%, 10/14/20	2,269,000	2,461,302
3.750%, 5/15/24	1,250,000	1,283,622
Barclays plc
2.750%, 11/8/19	2,250,000	2,246,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

BB&T Corp.
3.200%, 3/15/16	$1,612,000	$1,651,724
3.950%, 4/29/16	954,000	993,460
4.900%, 6/30/17	693,000	747,328
1.600%, 8/15/17	1,200,000	1,197,491
2.050%, 6/19/18	850,000	854,184
2.250%, 2/1/19	600,000	602,171
6.850%, 4/30/19	100,000	118,221
5.250%, 11/1/19	460,000	515,403
3.950%, 3/22/22	250,000	261,859
BNP Paribas S.A.
1.375%, 3/17/17	4,000,000	3,991,655
2.375%, 9/14/17	1,000,000	1,017,451
2.700%, 8/20/18	2,000,000	2,045,325
2.400%, 12/12/18	100,000	100,951
2.450%, 3/17/19	1,700,000	1,720,711
5.000%, 1/15/21	2,569,000	2,899,429
3.250%, 3/3/23	650,000	661,380
4.250%, 10/15/24	1,000,000	1,010,449
Branch Banking & Trust Co.
1.450%, 10/3/16	1,000,000	1,006,459
1.050%, 12/1/16	250,000	249,593
1.000%, 4/3/17	2,000,000	1,981,784
2.300%, 10/15/18	1,000,000	1,009,162
3.800%, 10/30/26	300,000	306,058
Canadian Imperial Bank of Commerce
1.350%, 7/18/16	1,200,000	1,205,870
1.550%, 1/23/18	100,000	99,259
Capital One Bank USA N.A.
1.150%, 11/21/16	1,000,000	995,668
2.150%, 11/21/18	250,000	249,659
2.250%, 2/13/19	2,000,000	1,991,784
8.800%, 7/15/19	1,787,000	2,239,317
3.375%, 2/15/23	1,000,000	991,850
Capital One N.A./Virginia
1.500%, 9/5/17	3,000,000	2,977,503
1.500%, 3/22/18	1,000,000	984,055
2.950%, 7/23/21	1,000,000	994,973
Citigroup, Inc.
5.300%, 1/7/16	156,000	162,583
1.300%, 4/1/16	1,062,000	1,063,550
3.953%, 6/15/16	3,000,000	3,113,597
1.700%, 7/25/16	1,150,000	1,156,905
5.850%, 8/2/16	500,000	535,228
1.300%, 11/15/16	1,200,000	1,196,912
5.500%, 2/15/17	1,650,000	1,774,813
1.550%, 8/14/17	5,000,000	4,980,905
6.125%, 11/21/17	6,517,000	7,290,922
1.850%, 11/24/17	800,000	799,533
1.750%, 5/1/18	1,156,000	1,145,408
6.125%, 5/15/18	2,613,000	2,957,200
2.500%, 9/26/18	3,000,000	3,035,008
8.500%, 5/22/19	4,406,000	5,490,510
5.375%, 8/9/20	2,162,000	2,475,040
4.500%, 1/14/22	200,000	218,776
4.050%, 7/30/22	150,000	155,233
3.375%, 3/1/23	1,150,000	1,162,984
3.500%, 5/15/23	1,000,000	976,084
3.875%, 10/25/23	1,550,000	1,608,291
3.750%, 6/16/24	500,000	510,740
4.000%, 8/5/24	2,500,000	2,498,439

Citizens Bank NA/Providence RI
2.450%, 12/4/19	$750,000	$745,263
Comerica Bank
5.750%, 11/21/16	250,000	270,641
Comerica, Inc.
2.125%, 5/23/19	400,000	397,277
Commonwealth Bank of Australia/New York
1.125%, 3/13/17	1,000,000	995,859
1.900%, 9/18/17	1,250,000	1,261,772
2.500%, 9/20/18	1,000,000	1,018,278
2.250%, 3/13/19	1,350,000	1,354,796
2.300%, 9/6/19	1,000,000	998,828
Compass Bank
1.850%, 9/29/17	500,000	497,679
6.400%, 10/1/17	300,000	329,027
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, 1/19/17	1,350,000	1,406,165
1.700%, 3/19/18	1,000,000	996,191
2.250%, 1/14/19	3,000,000	3,016,352
4.500%, 1/11/21	1,500,000	1,649,481
3.875%, 2/8/22	2,812,000	2,991,163
3.950%, 11/9/22	1,000,000	1,016,915
4.625%, 12/1/23	1,000,000	1,055,338
Corpbanca S.A.
3.125%, 1/15/18	500,000	495,650
Discover Bank/Delaware
7.000%, 4/15/20	1,200,000	1,415,268
3.200%, 8/9/21	350,000	351,176
4.200%, 8/8/23	550,000	578,100
Fifth Third Bancorp
3.625%, 1/25/16	1,950,000	2,002,377
5.450%, 1/15/17	100,000	107,160
4.500%, 6/1/18	1,000,000	1,076,648
2.300%, 3/1/19	1,000,000	998,723
4.300%, 1/16/24	700,000	732,428
Fifth Third Bank/Ohio
1.150%, 11/18/16	1,000,000	997,394
1.450%, 2/28/18	300,000	296,944
2.375%, 4/25/19	1,000,000	1,005,148
First Republic Bank/California
2.375%, 6/17/19	500,000	501,901
Glitnir HF
0.000%, 10/15/08 (h)§	4,650,000	1,395,000
HSBC Bank USA N.A.
6.000%, 8/9/17	750,000	831,414
4.875%, 8/24/20	1,000,000	1,101,805
HSBC Holdings plc
5.100%, 4/5/21	2,700,000	3,063,780
4.875%, 1/14/22	750,000	840,115
4.000%, 3/30/22	1,650,000	1,754,242
4.250%, 3/14/24	1,700,000	1,762,735
Huntington Bancshares, Inc./Ohio
2.600%, 8/2/18	750,000	762,388
7.000%, 12/15/20	80,000	95,763
Huntington National Bank
1.300%, 11/20/16	515,000	513,429
1.375%, 4/24/17	2,000,000	1,996,227
2.200%, 4/1/19	500,000	499,623
Industrial & Commercial Bank of China Ltd./New York
2.351%, 11/13/17	355,000	354,342
3.231%, 11/13/19	700,000	702,945

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Intesa Sanpaolo S.p.A.
3.125%, 1/15/16	$1,400,000	$1,420,682
3.875%, 1/16/18	1,505,000	1,567,056
3.875%, 1/15/19	2,400,000	2,485,769
5.250%, 1/12/24	1,500,000	1,640,827
JPMorgan Chase & Co.
1.125%, 2/26/16	312,000	312,522
3.450%, 3/1/16	2,500,000	2,570,183
3.150%, 7/5/16	2,719,000	2,802,992
1.350%, 2/15/17	3,300,000	3,300,716
2.000%, 8/15/17	1,750,000	1,767,943
6.000%, 1/15/18	4,043,000	4,525,233
1.800%, 1/25/18	1,000,000	999,273
1.625%, 5/15/18	2,156,000	2,130,139
2.350%, 1/28/19	5,000,000	5,030,207
6.300%, 4/23/19	7,707,000	8,942,545
4.950%, 3/25/20	500,000	556,286
4.400%, 7/22/20	3,230,000	3,508,466
4.250%, 10/15/20	874,000	942,267
4.625%, 5/10/21	2,000,000	2,200,628
4.350%, 8/15/21	300,000	325,311
4.500%, 1/24/22	2,000,000	2,185,066
3.250%, 9/23/22	2,849,000	2,866,210
3.200%, 1/25/23	4,369,000	4,366,666
3.375%, 5/1/23	2,075,000	2,048,364
3.875%, 2/1/24	5,000,000	5,226,299
3.625%, 5/13/24	3,000,000	3,072,607
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	3,750,000	4,160,788
KeyBank N.A./Ohio
1.100%, 11/25/16	269,000	268,027
1.650%, 2/1/18	2,000,000	1,989,747
KeyCorp
5.100%, 3/24/21	1,375,000	1,553,202
KfW
2.625%, 2/16/16	6,050,000	6,190,846
5.125%, 3/14/16	4,000,000	4,217,826
0.500%, 4/19/16	6,024,000	6,016,309
0.500%, 7/15/16	8,000,000	7,979,365
0.625%, 12/15/16	3,600,000	3,584,854
4.875%, 1/17/17	2,965,000	3,200,444
1.250%, 2/15/17	812,000	817,311
0.750%, 3/17/17	7,000,000	6,966,651
0.875%, 9/5/17	2,000,000	1,982,651
4.375%, 3/15/18	3,000,000	3,288,186
1.000%, 6/11/18	2,000,000	1,973,178
4.500%, 7/16/18	2,385,000	2,635,976
1.875%, 4/1/19	3,150,000	3,176,786
4.875%, 6/17/19	1,900,000	2,157,530
4.000%, 1/27/20	8,539,000	9,408,667
2.750%, 9/8/20	2,436,000	2,532,965
2.750%, 10/1/20	3,150,000	3,273,647
2.375%, 8/25/21	1,500,000	1,537,137
2.625%, 1/25/22	3,000,000	3,115,479
2.000%, 10/4/22	2,312,000	2,288,747
2.125%, 1/17/23	3,350,000	3,334,353
2.500%, 11/20/24	1,500,000	1,517,870
Landwirtschaftliche Rentenbank
2.500%, 2/15/16	2,400,000	2,454,651
2.125%, 7/15/16	187,000	191,204
5.125%, 2/1/17	2,229,000	2,421,321

0.875%, 9/12/17	$1,000,000	$991,730
2.375%, 9/13/17	1,000,000	1,032,044
1.000%, 4/4/18	3,250,000	3,209,893
1.750%, 4/15/19	2,000,000	2,004,109
1.375%, 10/23/19	829,000	812,808
Lloyds Bank plc
4.200%, 3/28/17	1,500,000	1,588,305
2.300%, 11/27/18	1,200,000	1,207,728
2.350%, 9/5/19	1,000,000	999,708
6.375%, 1/21/21	1,000,000	1,197,036
Manufacturers & Traders Trust Co.
6.625%, 12/4/17	500,000	566,029
1.450%, 3/7/18	1,000,000	989,658
2.300%, 1/30/19	800,000	803,601
2.250%, 7/25/19	1,100,000	1,097,464
MUFG Americas Holdings Corp.
3.500%, 6/18/22	2,200,000	2,290,270
MUFG Union Bank N.A.
3.000%, 6/6/16	1,000,000	1,027,974
1.500%, 9/26/16	343,000	344,461
2.625%, 9/26/18	1,000,000	1,019,359
National Australia Bank Ltd./New York
1.300%, 7/25/16	500,000	502,396
2.750%, 3/9/17	1,800,000	1,854,488
2.300%, 7/25/18	1,250,000	1,265,454
3.000%, 1/20/23	1,350,000	1,347,426
Oesterreichische Kontrollbank AG
4.875%, 2/16/16	2,468,000	2,587,912
5.000%, 4/25/17	1,346,000	1,467,840
1.125%, 5/29/18	2,000,000	1,976,901
1.625%, 3/12/19	1,000,000	998,428
PNC Bank N.A.
1.150%, 11/1/16	250,000	250,604
1.125%, 1/27/17	1,500,000	1,499,823
4.875%, 9/21/17	1,000,000	1,082,025
1.500%, 10/18/17	2,000,000	1,999,627
2.200%, 1/28/19	1,500,000	1,504,428
2.950%, 1/30/23	250,000	243,883
3.800%, 7/25/23	1,000,000	1,026,324
3.300%, 10/30/24	1,000,000	1,019,137
PNC Financial Services Group, Inc.
2.854%, 11/9/22 (e)	2,000,000	1,960,630
3.900%, 4/29/24	500,000	507,053
PNC Funding Corp.
2.700%, 9/19/16	1,050,000	1,079,255
5.625%, 2/1/17	2,050,000	2,212,164
6.700%, 6/10/19	500,000	592,217
5.125%, 2/8/20	981,000	1,104,325
4.375%, 8/11/20	1,839,000	2,007,001
Regions Financial Corp.
2.000%, 5/15/18	650,000	643,110
Royal Bank of Canada
0.850%, 3/8/16	900,000	900,319
2.300%, 7/20/16	2,500,000	2,550,221
1.250%, 6/16/17	500,000	498,026
1.400%, 10/13/17	1,000,000	995,725
1.500%, 1/16/18	2,000,000	1,989,121
2.200%, 7/27/18	2,000,000	2,021,359
2.150%, 3/15/19	750,000	751,287
Royal Bank of Scotland Group plc
1.875%, 3/31/17	2,100,000	2,097,036
6.400%, 10/21/19	1,010,000	1,167,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Royal Bank of Scotland plc
4.375%, 3/16/16	$1,500,000	$1,552,568
5.625%, 8/24/20	1,406,000	1,603,464
6.125%, 1/11/21	1,000,000	1,177,137
Santander Holdings USA, Inc./Pennsylvania
4.625%, 4/19/16	245,000	255,274
Societe Generale S.A.
2.750%, 10/12/17	750,000	769,163
2.625%, 10/1/18	1,000,000	1,016,431
Sumitomo Mitsui Banking Corp.
0.900%, 1/18/16	350,000	349,373
1.450%, 7/19/16	1,000,000	1,002,000
1.800%, 7/18/17	1,000,000	998,944
1.500%, 1/18/18	500,000	492,941
2.500%, 7/19/18	250,000	252,614
2.450%, 1/10/19	800,000	802,438
2.250%, 7/11/19	750,000	744,195
3.200%, 7/18/22	750,000	759,532
3.000%, 1/18/23	1,000,000	993,904
3.950%, 1/10/24	2,250,000	2,381,274
3.400%, 7/11/24	2,000,000	2,047,509
SunTrust Banks, Inc./Georgia
3.600%, 4/15/16	1,294,000	1,334,403
3.500%, 1/20/17	156,000	162,213
1.350%, 2/15/17	750,000	750,163
6.000%, 9/11/17	500,000	556,520
7.250%, 3/15/18	946,000	1,099,353
2.350%, 11/1/18	350,000	352,506
2.500%, 5/1/19	1,250,000	1,252,462
SVB Financial Group
5.375%, 9/15/20	160,000	180,167
Svenska Handelsbanken AB
3.125%, 7/12/16	1,450,000	1,495,262
1.625%, 3/21/18	1,000,000	994,786
2.500%, 1/25/19	3,000,000	3,059,222
Toronto-Dominion Bank
2.500%, 7/14/16	1,650,000	1,689,306
1.500%, 9/9/16	750,000	756,301
2.375%, 10/19/16	1,350,000	1,381,439
1.125%, 5/2/17	1,500,000	1,494,118
1.400%, 4/30/18	1,000,000	987,277
2.625%, 9/10/18	1,000,000	1,022,587
2.125%, 7/2/19	1,000,000	997,947
2.250%, 11/5/19	1,600,000	1,602,596
U.S. Bancorp/Minnesota
3.442%, 2/1/16	1,150,000	1,177,627
2.200%, 11/15/16	312,000	318,457
1.650%, 5/15/17	1,500,000	1,511,149
4.125%, 5/24/21	1,000,000	1,092,246
3.000%, 3/15/22	750,000	764,036
2.950%, 7/15/22	2,125,000	2,089,418
3.700%, 1/30/24	500,000	524,558
3.600%, 9/11/24	1,000,000	1,013,152
U.S. Bank N.A./Ohio
1.100%, 1/30/17	1,000,000	998,468
1.375%, 9/11/17	1,000,000	998,325
2.125%, 10/28/19	2,500,000	2,492,893
Wachovia Corp.
5.625%, 10/15/16	1,447,000	1,556,705
5.750%, 6/15/17	422,000	465,731
5.750%, 2/1/18	4,146,000	4,640,723

Wells Fargo & Co.
1.250%, 7/20/16	$1,500,000	$1,504,962
5.125%, 9/15/16	367,000	391,189
2.625%, 12/15/16	2,000,000	2,055,410
2.100%, 5/8/17	200,000	203,460
1.400%, 9/8/17	1,500,000	1,497,713
5.625%, 12/11/17	3,647,000	4,064,100
1.500%, 1/16/18	1,006,000	1,000,528
2.150%, 1/15/19	1,166,000	1,169,675
2.125%, 4/22/19	5,000,000	4,992,832
3.000%, 1/22/21	1,500,000	1,532,694
4.600%, 4/1/21	2,000,000	2,220,388
3.500%, 3/8/22	1,844,000	1,911,487
3.450%, 2/13/23	1,806,000	1,828,250
4.125%, 8/15/23	3,000,000	3,139,087
3.300%, 9/9/24	2,000,000	2,010,703
Wells Fargo Bank N.A.
6.000%, 11/15/17	500,000	560,642
Westpac Banking Corp.
0.950%, 1/12/16	1,500,000	1,505,226
1.200%, 5/19/17	788,000	785,447
2.000%, 8/14/17	1,700,000	1,723,480
1.500%, 12/1/17	3,000,000	2,991,772
1.600%, 1/12/18	500,000	499,288
4.625%, 6/1/18	62,000	66,761
2.250%, 1/17/19	600,000	604,368
4.875%, 11/19/19	1,800,000	2,005,247

		567,980,527

Capital Markets (2.1%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24	350,000	367,465
Ameriprise Financial, Inc.
7.300%, 6/28/19	1,611,000	1,949,310
5.300%, 3/15/20	156,000	176,719
4.000%, 10/15/23	150,000	158,699
3.700%, 10/15/24	750,000	766,118
Ares Capital Corp.
4.875%, 11/30/18	500,000	524,389
3.875%, 1/15/20	300,000	298,891
Bank of New York Mellon Corp.
2.500%, 1/15/16	300,000	305,553
0.700%, 3/4/16	1,000,000	999,236
1.300%, 1/25/18	250,000	247,693
2.100%, 1/15/19	48,000	48,133
2.300%, 9/11/19	1,500,000	1,504,439
4.150%, 2/1/21	2,187,000	2,374,448
3.550%, 9/23/21	750,000	785,091
3.650%, 2/4/24	2,100,000	2,197,187
BGC Partners, Inc.
5.375%, 12/9/19§	300,000	294,640
BlackRock, Inc.
5.000%, 12/10/19	1,473,000	1,661,309
4.250%, 5/24/21	1,000,000	1,106,452
3.375%, 6/1/22	500,000	516,331
3.500%, 3/18/24	1,400,000	1,440,879
Charles Schwab Corp.
4.450%, 7/22/20	850,000	932,208
3.225%, 9/1/22	1,197,000	1,212,249
Credit Suisse AG/New York
1.375%, 5/26/17	1,000,000	997,039

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

2.300%, 5/28/19	$900,000	$897,522
5.300%, 8/13/19	1,346,000	1,508,958
5.400%, 1/14/20	2,000,000	2,236,206
4.375%, 8/5/20	2,850,000	3,080,256
3.000%, 10/29/21	850,000	843,902
3.625%, 9/9/24	3,000,000	3,047,751
Credit Suisse USA, Inc.
5.375%, 3/2/16	300,000	316,720
5.850%, 8/16/16	1,318,000	1,418,334
Deutsche Bank AG/London
3.250%, 1/11/16	2,000,000	2,041,622
1.400%, 2/13/17	1,250,000	1,246,506
1.350%, 5/30/17	1,650,000	1,638,169
6.000%, 9/1/17	2,096,000	2,325,665
2.500%, 2/13/19	1,600,000	1,616,374
3.700%, 5/30/24	2,000,000	2,042,276
4.296%, 5/24/28 (l)	1,700,000	1,646,118
Eaton Vance Corp.
6.500%, 10/2/17	60,000	67,387
3.625%, 6/15/23	500,000	514,779
Fifth Street Finance Corp.
4.875%, 3/1/19	250,000	260,405
FS Investment Corp.
4.000%, 7/15/19	400,000	397,797
Goldman Sachs Group, Inc.
5.350%, 1/15/16	2,941,000	3,068,092
3.625%, 2/7/16	3,000,000	3,074,243
5.750%, 10/1/16	375,000	402,162
5.625%, 1/15/17	2,543,000	2,724,945
6.250%, 9/1/17	2,219,000	2,464,237
5.950%, 1/18/18	6,451,000	7,172,052
2.375%, 1/22/18	750,000	758,219
6.150%, 4/1/18	1,318,000	1,480,382
2.900%, 7/19/18	3,000,000	3,073,710
7.500%, 2/15/19	2,999,000	3,586,963
2.550%, 10/23/19	1,000,000	994,530
5.375%, 3/15/20	3,650,000	4,094,114
6.000%, 6/15/20	1,428,000	1,649,955
5.250%, 7/27/21	1,905,000	2,147,692
5.750%, 1/24/22	4,400,000	5,091,742
3.625%, 1/22/23	2,244,000	2,276,608
4.000%, 3/3/24	3,045,000	3,158,812
3.850%, 7/8/24	2,000,000	2,049,845
Invesco Finance plc
3.125%, 11/30/22	1,000,000	988,381
Jefferies Group LLC
5.125%, 4/13/18	525,000	554,930
8.500%, 7/15/19	1,446,000	1,734,109
5.125%, 1/20/23	117,000	121,073
Lazard Group LLC
4.250%, 11/14/20	1,000,000	1,052,500
Legg Mason, Inc.
2.700%, 7/15/19	375,000	376,353
Mellon Funding Corp.
5.500%, 11/15/18	1,000,000	1,125,174
Morgan Stanley
1.750%, 2/25/16	420,000	422,951
3.800%, 4/29/16	150,000	154,723
5.750%, 10/18/16	1,500,000	1,611,316
4.750%, 3/22/17	656,000	698,814
5.550%, 4/27/17	7,250,000	7,868,226

6.625%, 4/1/18	$2,848,000	$3,241,896
2.125%, 4/25/18	4,504,000	4,504,019
2.500%, 1/24/19	2,000,000	2,001,653
7.300%, 5/13/19	2,718,000	3,239,155
2.375%, 7/23/19	3,000,000	2,963,662
5.625%, 9/23/19	2,039,000	2,300,784
5.500%, 1/26/20	250,000	281,692
5.500%, 7/24/20	1,522,000	1,723,528
5.750%, 1/25/21	4,112,000	4,724,779
5.500%, 7/28/21	2,130,000	2,414,084
4.875%, 11/1/22	312,000	331,354
3.750%, 2/25/23	3,394,000	3,483,705
4.100%, 5/22/23	2,000,000	2,015,768
3.875%, 4/29/24	4,000,000	4,102,709
3.700%, 10/23/24	2,000,000	2,028,177
Nomura Holdings, Inc.
4.125%, 1/19/16	3,100,000	3,186,668
2.000%, 9/13/16	100,000	100,757
2.750%, 3/19/19	1,000,000	1,011,915
6.700%, 3/4/20	959,000	1,140,319
Northern Trust Corp.
3.450%, 11/4/20	850,000	901,784
3.375%, 8/23/21	375,000	394,500
2.375%, 8/2/22	500,000	491,223
PennantPark Investment Corp.
4.500%, 10/1/19	400,000	400,982
Prospect Capital Corp.
5.000%, 7/15/19	350,000	355,291
Raymond James Financial, Inc.
4.250%, 4/15/16	250,000	259,008
8.600%, 8/15/19	439,000	542,772
Stifel Financial Corp.
4.250%, 7/18/24	600,000	597,105
TD Ameritrade Holding Corp.
5.600%, 12/1/19	100,000	114,373
3.625%, 4/1/25	1,000,000	1,020,956
UBS AG/Connecticut
5.875%, 7/15/16	1,000,000	1,068,825
1.375%, 8/14/17	3,395,000	3,364,226
5.875%, 12/20/17	2,275,000	2,541,185
5.750%, 4/25/18	3,000,000	3,366,832
2.375%, 8/14/19	500,000	500,115
4.875%, 8/4/20	1,812,000	2,013,338

		176,717,217

Consumer Finance (1.3%)
American Express Centurion Bank
6.000%, 9/13/17	1,250,000	1,394,216
American Express Co.
6.150%, 8/28/17	416,000	463,899
7.000%, 3/19/18	3,922,000	4,533,207
1.550%, 5/22/18	2,000,000	1,969,976
8.125%, 5/20/19	1,212,000	1,502,094
2.650%, 12/2/22	1,487,000	1,459,842
3.625%, 12/5/24	1,070,000	1,077,948
6.800%, 9/1/66 (l)	150,000	157,125
American Express Credit Corp.
2.800%, 9/19/16	250,000	257,358
2.375%, 3/24/17	2,000,000	2,046,260
2.125%, 3/18/19	750,000	750,239
2.250%, 8/15/19	2,500,000	2,500,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

American Honda Finance Corp.
1.200%, 7/14/17	$2,150,000	$2,139,973
1.550%, 12/11/17	800,000	800,283
2.125%, 10/10/18	1,000,000	1,003,650
Capital One Financial Corp.
3.150%, 7/15/16	300,000	308,535
6.150%, 9/1/16	669,000	718,405
6.750%, 9/15/17	1,546,000	1,737,961
4.750%, 7/15/21	500,000	551,481
3.750%, 4/24/24	1,000,000	1,015,823
Caterpillar Financial Services Corp.
0.700%, 2/26/16	1,250,000	1,249,474
5.500%, 3/15/16	125,000	132,060
2.050%, 8/1/16	1,700,000	1,730,597
1.750%, 3/24/17	500,000	505,880
1.250%, 8/18/17	1,500,000	1,494,138
1.250%, 11/6/17	250,000	248,707
1.300%, 3/1/18	1,000,000	988,757
5.450%, 4/15/18	1,000,000	1,118,180
7.150%, 2/15/19	2,520,000	3,019,743
2.100%, 6/9/19	700,000	701,308
2.850%, 6/1/22	500,000	500,822
2.625%, 3/1/23	1,000,000	979,147
3.300%, 6/9/24	700,000	716,319
Discover Financial Services
6.450%, 6/12/17	498,000	550,240
5.200%, 4/27/22	100,000	109,669
3.850%, 11/21/22	1,144,000	1,157,291
3.950%, 11/6/24	250,000	250,625
Ford Motor Credit Co. LLC
2.500%, 1/15/16	2,950,000	2,987,857
1.700%, 5/9/16	1,250,000	1,254,744
3.984%, 6/15/16	300,000	310,659
8.000%, 12/15/16	1,250,000	1,396,840
1.500%, 1/17/17	714,000	710,126
4.250%, 2/3/17	300,000	314,967
3.000%, 6/12/17	5,000,000	5,126,206
1.684%, 9/8/17	1,000,000	990,947
1.724%, 12/6/17	1,200,000	1,186,508
2.375%, 1/16/18	1,382,000	1,389,663
5.875%, 8/2/21	5,850,000	6,767,131
4.250%, 9/20/22	2,700,000	2,864,719
HSBC Finance Corp.
5.500%, 1/19/16	2,219,000	2,321,010
6.676%, 1/15/21	3,826,000	4,540,844
HSBC USA, Inc.
1.625%, 1/16/18	1,000,000	994,526
2.250%, 6/23/19	1,250,000	1,250,213
5.000%, 9/27/20	650,000	710,144
3.500%, 6/23/24	900,000	925,868
John Deere Capital Corp.
1.050%, 12/15/16	2,000,000	1,998,391
5.500%, 4/13/17	208,000	227,595
2.800%, 9/18/17	1,500,000	1,560,432
1.200%, 10/10/17	1,000,000	994,219
1.300%, 3/12/18	1,150,000	1,139,080
5.750%, 9/10/18	1,108,000	1,256,508
1.950%, 12/13/18	650,000	649,594
2.250%, 4/17/19	500,000	503,609
2.800%, 3/4/21	1,000,000	1,011,462

3.900%, 7/12/21	$350,000	$379,470
3.150%, 10/15/21	500,000	518,480
2.750%, 3/15/22	1,000,000	992,337
3.350%, 6/12/24	650,000	666,707
PACCAR Financial Corp.
1.400%, 11/17/17	55,000	54,858
PACCAR Financial Corp.
0.800%, 2/8/16	1,000,000	1,001,474
1.150%, 8/16/16	100,000	100,369
1.600%, 3/15/17	750,000	756,428
Synchrony Financial
1.875%, 8/15/17	2,000,000	2,003,225
3.000%, 8/15/19	600,000	606,459
4.250%, 8/15/24	750,000	771,086
Toyota Motor Credit Corp.
2.800%, 1/11/16	2,212,000	2,259,396
0.800%, 5/17/16	1,094,000	1,094,399
2.000%, 9/15/16	850,000	864,863
2.050%, 1/12/17	1,000,000	1,017,400
1.750%, 5/22/17	1,300,000	1,314,971
1.250%, 10/5/17	1,500,000	1,494,358
1.375%, 1/10/18	1,000,000	996,459
2.000%, 10/24/18	200,000	200,746
2.125%, 7/18/19	1,000,000	998,164
4.500%, 6/17/20	300,000	331,848
4.250%, 1/11/21	1,300,000	1,432,122
2.750%, 5/17/21	750,000	758,007
3.400%, 9/15/21	1,050,000	1,098,729
3.300%, 1/12/22	156,000	161,963
2.625%, 1/10/23	1,150,000	1,141,779

		110,241,891

Diversified Financial Services (1.2%)
Alterra Finance LLC 6.250%, 9/30/20	500,000	582,346
Associates Corp. of North America 6.950%, 11/1/18	62,000	72,569
Bear Stearns Cos. LLC
5.550%, 1/22/17	2,721,000	2,939,928
6.400%, 10/2/17	1,346,000	1,508,586
7.250%, 2/1/18	2,070,000	2,391,639
4.650%, 7/2/18	125,000	134,686
Berkshire Hathaway, Inc.
0.800%, 2/11/16	2,000,000	2,003,082
1.900%, 1/31/17	1,000,000	1,014,409
1.550%, 2/9/18	1,000,000	998,782
2.100%, 8/14/19	1,200,000	1,206,893
3.750%, 8/15/21	500,000	533,888
3.400%, 1/31/22	500,000	521,342
3.000%, 2/11/23	1,250,000	1,257,783
Boeing Capital Corp.
2.125%, 8/15/16	1,595,000	1,625,947
2.900%, 8/15/18	156,000	162,518
Braskem Finance Ltd. 6.450%, 2/3/24	1,250,000	1,259,375
CME Group, Inc./Illinois 3.000%, 9/15/22	500,000	508,528
ConocoPhillips Canada Funding Co. I 5.625%, 10/15/16	1,091,000	1,178,135

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

General Electric Capital Corp.
1.000%, 1/8/16	$562,000	$564,190
5.000%, 1/8/16	62,000	64,739
2.950%, 5/9/16	3,000,000	3,085,524
1.500%, 7/12/16	2,312,000	2,332,941
2.900%, 1/9/17	3,000,000	3,102,851
5.400%, 2/15/17	5,487,000	5,963,515
1.250%, 5/15/17	750,000	750,442
5.625%, 9/15/17	62,000	68,862
1.600%, 11/20/17	1,000,000	1,005,909
1.625%, 4/2/18	1,300,000	1,300,610
5.625%, 5/1/18	4,470,000	5,026,124
2.300%, 1/14/19	1,500,000	1,524,194
6.000%, 8/7/19	4,000,000	4,662,160
5.500%, 1/8/20	1,000,000	1,145,116
4.625%, 1/7/21	1,750,000	1,947,873
5.300%, 2/11/21	3,027,000	3,462,596
4.650%, 10/17/21	2,800,000	3,147,222
3.150%, 9/7/22	1,800,000	1,835,032
3.100%, 1/9/23	2,875,000	2,910,723
3.450%, 5/15/24	1,000,000	1,034,854
6.375%, 11/15/67 (b)(l)	625,000	671,875
Intercontinental Exchange, Inc. 4.000%, 10/15/23	850,000	904,173
Leucadia National Corp. 5.500%, 10/18/23	800,000	817,920
McGraw Hill Financial, Inc. 5.900%, 11/15/17	500,000	543,332
Moody’s Corp.
2.750%, 7/15/19	500,000	503,292
5.500%, 9/1/20	500,000	566,561
4.500%, 9/1/22	31,000	33,284
4.875%, 2/15/24	500,000	549,270
MUFG Capital Finance I Ltd. 6.346%, 7/29/49 (l)	1,500,000	1,597,743
Murray Street Investment Trust I 4.647%, 3/9/17 (e)	1,156,000	1,220,142
NASDAQ OMX Group, Inc.
5.250%, 1/16/18	220,000	239,818
5.550%, 1/15/20	894,000	984,943
National Credit Union Administration Guaranteed Notes 2.350%, 6/12/17	1,200,000	1,233,282
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16	1,800,000	1,846,488
5.450%, 4/10/17	125,000	136,293
5.450%, 2/1/18	250,000	277,102
10.375%, 11/1/18	1,000,000	1,300,655
2.350%, 6/15/20	2,000,000	1,981,194
3.400%, 11/15/23	1,000,000	1,030,027
4.750%, 4/30/43 (l)	350,000	344,750
NYSE Euronext 2.000%, 10/5/17	1,000,000	1,008,093
ORIX Corp.
5.000%, 1/12/16	78,000	80,812
3.750%, 3/9/17	1,000,000	1,038,685
Private Export Funding Corp.
1.375%, 2/15/17	1,775,000	1,784,311
1.875%, 7/15/18	400,000	403,058

2.250%, 3/15/20	$2,000,000	$2,017,400
2.050%, 11/15/22	1,125,000	1,083,277
3.550%, 1/15/24	729,000	777,213
Sasol Financing International plc 4.500%, 11/14/22	750,000	744,375
Schlumberger Investment S.A. 3.650%, 12/1/23	1,500,000	1,566,855
Shell International Finance B.V.
0.900%, 11/15/16	2,600,000	2,591,853
1.125%, 8/21/17	1,000,000	998,412
1.900%, 8/10/18	1,000,000	1,003,510
4.300%, 9/22/19	2,147,000	2,336,017
4.375%, 3/25/20	1,629,000	1,781,672
2.375%, 8/21/22	1,175,000	1,126,866
3.400%, 8/12/23	900,000	924,591
Voya Financial, Inc.
2.900%, 2/15/18	700,000	716,659
5.500%, 7/15/22	550,000	617,850
XTRA Finance Corp. 5.150%, 4/1/17	100,000	108,169

		104,327,735

Insurance (0.9%)
ACE INA Holdings, Inc.
5.800%, 3/15/18	100,000	111,911
5.900%, 6/15/19	1,235,000	1,416,787
3.350%, 5/15/24	600,000	608,702
Aflac, Inc.
2.650%, 2/15/17	250,000	256,848
8.500%, 5/15/19	404,000	504,287
4.000%, 2/15/22	500,000	529,281
3.625%, 6/15/23	1,150,000	1,166,677
3.625%, 11/15/24	1,000,000	1,014,959
Alleghany Corp.
5.625%, 9/15/20	200,000	223,890
Allied World Assurance Co. Holdings Ltd.
7.500%, 8/1/16	740,000	807,215
5.500%, 11/15/20	500,000	556,887
Allstate Corp.
7.450%, 5/16/19	973,000	1,175,702
3.150%, 6/15/23	156,000	156,394
5.750%, 8/15/53 (l)	500,000	524,375
American Financial Group, Inc./Ohio 9.875%, 6/15/19	169,000	216,532
American International Group, Inc.
5.450%, 5/18/17	1,375,000	1,498,028
5.850%, 1/16/18	1,072,000	1,200,725
2.300%, 7/16/19	1,000,000	1,000,224
3.375%, 8/15/20	500,000	518,914
6.400%, 12/15/20	3,100,000	3,687,565
4.875%, 6/1/22	750,000	842,969
Aon Corp.
3.125%, 5/27/16	600,000	615,959
5.000%, 9/30/20	1,287,000	1,436,796
Aon plc 3.500%, 6/14/24	350,000	352,596
Aspen Insurance Holdings Ltd. 6.000%, 12/15/20	500,000	572,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Assurant, Inc.
2.500%, 3/15/18	$350,000	$353,437
4.000%, 3/15/23	300,000	310,839
Assured Guaranty U.S. Holdings, Inc. 5.000%, 7/1/24	500,000	517,874
Axis Specialty Finance LLC 5.875%, 6/1/20	700,000	795,759
Berkshire Hathaway Finance Corp.
1.600%, 5/15/17	150,000	151,011
1.300%, 5/15/18	600,000	593,353
5.400%, 5/15/18	693,000	778,136
2.000%, 8/15/18	1,000,000	1,011,442
4.250%, 1/15/21	1,175,000	1,290,413
3.000%, 5/15/22	656,000	664,580
Brown & Brown, Inc. 4.200%, 9/15/24	350,000	353,539
Chubb Corp.
5.750%, 5/15/18	1,266,000	1,429,249
6.375%, 3/29/67 (l)	662,000	708,340
CNA Financial Corp.
6.500%, 8/15/16	500,000	540,320
7.350%, 11/15/19	571,000	681,448
5.875%, 8/15/20	902,000	1,025,988
Delphi Financial Group, Inc. 7.875%, 1/31/20	75,000	89,824
Fidelity National Financial, Inc.
6.600%, 5/15/17	500,000	550,555
5.500%, 9/1/22	500,000	539,350
First American Financial Corp. 4.600%, 11/15/24	500,000	507,016
Hartford Financial Services Group, Inc.
5.375%, 3/15/17	100,000	108,077
6.000%, 1/15/19	1,000,000	1,132,089
5.500%, 3/30/20	900,000	1,012,818
5.125%, 4/15/22	250,000	279,421
HCC Insurance Holdings, Inc. 6.300%, 11/15/19	200,000	231,046
Infinity Property & Casualty Corp. 5.000%, 9/19/22	250,000	268,612
Lincoln National Corp.
8.750%, 7/1/19	927,000	1,157,809
6.250%, 2/15/20	485,000	564,000
4.850%, 6/24/21	334,000	367,540
7.000%, 5/17/66 (l)	100,000	100,250
6.050%, 4/20/67 (l)	1,100,000	1,109,625
Loews Corp. 2.625%, 5/15/23	900,000	843,394
Markel Corp.
7.125%, 9/30/19	321,000	381,596
5.350%, 6/1/21	350,000	394,932
3.625%, 3/30/23	300,000	302,246
Marsh & McLennan Cos., Inc.
2.550%, 10/15/18	250,000	254,437
2.350%, 9/10/19	375,000	374,793
4.800%, 7/15/21	600,000	664,108
3.500%, 6/3/24	1,000,000	1,001,144

MetLife, Inc.
6.750%, 6/1/16	$2,750,000	$2,965,480
6.817%, 8/15/18	112,000	130,787
7.717%, 2/15/19	508,000	617,447
4.750%, 2/8/21	1,547,000	1,722,791
3.048%, 12/15/22	1,000,000	997,699
4.368%, 9/15/23	667,000	728,322
3.600%, 4/10/24	500,000	514,459
Montpelier Reinsurance Holdings Ltd. 4.700%, 10/15/22	250,000	258,672
Old Republic International Corp. 4.875%, 10/1/24	400,000	416,105
OneBeacon U.S. Holdings, Inc. 4.600%, 11/9/22	200,000	208,381
PartnerReinsurance Finance B LLC 5.500%, 6/1/20	454,000	510,824
Principal Financial Group, Inc.
1.850%, 11/15/17	250,000	250,537
8.875%, 5/15/19	800,000	1,005,374
ProAssurance Corp. 5.300%, 11/15/23	750,000	823,724
Progressive Corp.
3.750%, 8/23/21	219,000	233,982
6.700%, 6/15/37 (l)	1,000,000	1,075,000
Protective Life Corp. 7.375%, 10/15/19	550,000	663,069
Prudential Financial, Inc.
6.000%, 12/1/17	1,320,000	1,471,843
2.300%, 8/15/18	1,000,000	1,009,293
7.375%, 6/15/19	916,000	1,098,149
2.350%, 8/15/19	1,000,000	994,997
5.375%, 6/21/20	1,100,000	1,243,965
4.500%, 11/16/21	1,000,000	1,088,122
8.875%, 6/15/38 (l)	303,000	355,646
5.625%, 6/15/43 (l)	3,000,000	3,082,500
Reinsurance Group of America, Inc.
6.450%, 11/15/19	369,000	429,097
5.000%, 6/1/21	60,000	65,929
4.700%, 9/15/23	1,500,000	1,603,657
RenReinsurance North America Holdings, Inc. 5.750%, 3/15/20	100,000	112,335
StanCorp Financial Group, Inc. 5.000%, 8/15/22	350,000	380,595
Symetra Financial Corp. 4.250%, 7/15/24	300,000	305,364
Torchmark Corp.
9.250%, 6/15/19	275,000	347,172
3.800%, 9/15/22	250,000	253,823
Travelers Cos., Inc.
5.750%, 12/15/17	187,000	208,483
5.800%, 5/15/18	1,100,000	1,242,528
5.900%, 6/2/19	500,000	579,854
Trinity Acquisition plc 4.625%, 8/15/23	250,000	258,592
Unum Group 7.125%, 9/30/16	100,000	109,239
5.625%, 9/15/20	700,000	790,250
4.000%, 3/15/24	300,000	304,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

W.R. Berkley Corp.
5.375%, 9/15/20	$100,000	$111,332
4.625%, 3/15/22	750,000	804,127
Willis Group Holdings plc
5.750%, 3/15/21	500,000	557,710
Willis North America, Inc.
6.200%, 3/28/17	500,000	540,490
XLIT Ltd.
2.300%, 12/15/18	750,000	747,876

		77,657,492

Real Estate Investment Trusts (REITs) (1.1%)
Alexandria Real Estate Equities, Inc.
2.750%, 1/15/20	250,000	246,867
3.900%, 6/15/23	1,000,000	1,003,939
American Campus Communities Operating Partnership LP
3.750%, 4/15/23	500,000	498,869
American Tower Corp.
7.000%, 10/15/17	250,000	281,857
4.500%, 1/15/18	100,000	106,218
3.400%, 2/15/19	950,000	966,116
5.050%, 9/1/20	1,058,000	1,145,097
3.450%, 9/15/21	1,000,000	984,585
4.700%, 3/15/22	500,000	526,195
3.500%, 1/31/23	1,150,000	1,107,217
5.000%, 2/15/24	1,000,000	1,057,906
ARC Properties Operating Partnership LP
4.600%, 2/6/24	2,300,000	2,121,750
AvalonBay Communities, Inc.
5.700%, 3/15/17	539,000	587,027
6.100%, 3/15/20	139,000	161,005
3.625%, 10/1/20	1,500,000	1,559,904
2.950%, 9/15/22	500,000	490,169
4.200%, 12/15/23	100,000	105,924
Boston Properties LP
3.700%, 11/15/18	600,000	634,982
5.875%, 10/15/19	200,000	228,989
5.625%, 11/15/20	2,015,000	2,297,795
3.850%, 2/1/23	500,000	519,619
3.125%, 9/1/23	1,000,000	981,044
Brandywine Operating Partnership LP
4.950%, 4/15/18	350,000	374,704
4.100%, 10/1/24	700,000	704,662
Camden Property Trust
4.625%, 6/15/21	375,000	410,918
2.950%, 12/15/22	1,150,000	1,123,204
CBL & Associates LP
4.600%, 10/15/24	262,000	265,648
Corporate Office Properties LP
3.700%, 6/15/21	750,000	744,737
3.600%, 5/15/23	200,000	191,988
CubeSmart LP
4.375%, 12/15/23	250,000	264,459
DDR Corp.
3.500%, 1/15/21	550,000	552,738
4.625%, 7/15/22	1,000,000	1,064,802
3.375%, 5/15/23	350,000	339,991

Digital Realty Trust LP
5.875%, 2/1/20	$1,000,000	$1,117,964
5.250%, 3/15/21	500,000	546,723
Duke Realty LP
5.950%, 2/15/17	312,000	338,224
6.500%, 1/15/18	500,000	561,304
6.750%, 3/15/20	1,665,000	1,954,166
Education Realty Operating Partnership LP
4.600%, 12/1/24	250,000	255,536
EPR Properties
7.750%, 7/15/20	269,000	321,436
5.750%, 8/15/22	250,000	272,080
5.250%, 7/15/23	150,000	156,036
Equity Commonwealth
6.650%, 1/15/18	481,000	524,461
5.875%, 9/15/20	250,000	274,909
ERP Operating LP
5.125%, 3/15/16	1,582,000	1,657,888
2.375%, 7/1/19	800,000	798,756
4.750%, 7/15/20	450,000	491,015
3.000%, 4/15/23	1,000,000	973,329
Essex Portfolio LP
3.375%, 1/15/23	500,000	492,536
3.250%, 5/1/23	1,000,000	974,705
Excel Trust LP
4.625%, 5/15/24	400,000	412,646
Federal Realty Investment Trust
3.000%, 8/1/22	200,000	199,558
Government Properties Income Trust
3.750%, 8/15/19	500,000	506,659
HCP, Inc.
3.750%, 2/1/16	232,000	238,531
6.000%, 1/30/17	1,020,000	1,111,423
5.625%, 5/1/17	100,000	108,742
3.750%, 2/1/19	200,000	210,609
2.625%, 2/1/20	656,000	649,400
5.375%, 2/1/21	1,690,000	1,898,001
3.150%, 8/1/22	250,000	245,758
4.250%, 11/15/23	1,070,000	1,120,574
3.875%, 8/15/24	1,000,000	1,016,768
Health Care REIT, Inc.
3.625%, 3/15/16	1,062,000	1,092,039
6.200%, 6/1/16	627,000	669,296
4.700%, 9/15/17	412,000	442,706
2.250%, 3/15/18	1,000,000	1,006,461
4.125%, 4/1/19	1,000,000	1,063,928
6.125%, 4/15/20	385,000	441,373
4.950%, 1/15/21	1,000,000	1,093,047
4.500%, 1/15/24	1,000,000	1,061,573
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	619,000	676,541
Healthcare Trust of America Holdings LP
3.375%, 7/15/21	350,000	349,397
3.700%, 4/15/23	250,000	246,978
Hospitality Properties Trust
6.300%, 6/15/16	660,000	691,213
5.625%, 3/15/17	350,000	374,878
4.500%, 6/15/23	1,000,000	1,018,104

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Host Hotels & Resorts LP
5.875%, 6/15/19	$1,000,000	$1,050,000
4.750%, 3/1/23	1,100,000	1,163,250
Kilroy Realty LP
4.800%, 7/15/18	350,000	378,579
3.800%, 1/15/23	450,000	456,994
Kimco Realty Corp.
6.875%, 10/1/19	439,000	519,863
3.125%, 6/1/23	1,000,000	978,435
Lexington Realty Trust
4.250%, 6/15/23	250,000	254,039
Liberty Property LP
6.625%, 10/1/17	500,000	559,655
4.750%, 10/1/20	389,000	420,614
4.125%, 6/15/22	1,094,000	1,135,722
Mack-Cali Realty LP
2.500%, 12/15/17	100,000	100,216
7.750%, 8/15/19	639,000	755,360
3.150%, 5/15/23	150,000	137,532
Mid-America Apartments LP
4.300%, 10/15/23	175,000	184,713
3.750%, 6/15/24	450,000	452,942
National Retail Properties, Inc.
3.800%, 10/15/22	250,000	256,008
3.300%, 4/15/23	700,000	688,926
3.900%, 6/15/24	500,000	509,610
Piedmont Operating Partnership LP
4.450%, 3/15/24	500,000	512,412
Prologis LP
4.500%, 8/15/17	62,000	66,061
2.750%, 2/15/19	214,000	216,957
6.875%, 3/15/20	244,000	288,043
3.350%, 2/1/21	1,000,000	1,012,965
4.250%, 8/15/23	100,000	105,718
Realty Income Corp.
6.750%, 8/15/19	750,000	881,407
5.750%, 1/15/21	450,000	515,700
3.250%, 10/15/22	344,000	339,897
4.650%, 8/1/23	1,000,000	1,079,618
4.125%, 10/15/26	225,000	230,323
Retail Opportunity Investments Partnership LP
5.000%, 12/15/23	250,000	271,135
4.000%, 12/15/24	200,000	200,446
Senior Housing Properties Trust
4.300%, 1/15/16	250,000	254,950
3.250%, 5/1/19	850,000	853,880
Simon Property Group LP
2.150%, 9/15/17	250,000	254,689
6.125%, 5/30/18	300,000	341,356
2.200%, 2/1/19	3,000,000	3,016,709
10.350%, 4/1/19	1,000,000	1,316,697
5.650%, 2/1/20	1,985,000	2,286,616
4.375%, 3/1/21	1,095,000	1,203,378
3.750%, 2/1/24	1,000,000	1,050,731
UDR, Inc.
4.250%, 6/1/18	400,000	427,665
3.700%, 10/1/20	1,500,000	1,553,510
4.625%, 1/10/22	200,000	215,864

Ventas Realty LP
1.550%, 9/26/16	$1,937,000	$1,943,750
3.750%, 5/1/24	50,000	50,352
Ventas Realty LP/Ventas Capital Corp.
2.000%, 2/15/18	600,000	599,704
4.000%, 4/30/19	1,000,000	1,060,897
2.700%, 4/1/20	1,050,000	1,041,703
4.250%, 3/1/22	662,000	696,768
Vornado Realty LP
2.500%, 6/30/19	500,000	496,129
Washington Real Estate Investment Trust
4.950%, 10/1/20	1,000,000	1,083,252
3.950%, 10/15/22	150,000	149,939
Weingarten Realty Investors
3.375%, 10/15/22	600,000	593,491
Weyerhaeuser Co.
4.625%, 9/15/23	1,000,000	1,070,311
WP Carey, Inc.
4.600%, 4/1/24	300,000	313,956

		90,907,633

Real Estate Management & Development (0.0%)
Jones Lang LaSalle, Inc.
4.400%, 11/15/22	200,000	207,636
Tanger Properties LP
6.125%, 6/1/20	500,000	576,255

		783,891

Thrifts & Mortgage Finance (0.1%)
Abbey National Treasury Services plc/London
4.000%, 4/27/16	1,100,000	1,139,073
1.375%, 3/13/17	1,000,000	998,227
3.050%, 8/23/18	1,000,000	1,034,096
2.350%, 9/10/19	670,000	670,517
4.000%, 3/13/24	1,000,000	1,045,315
BPCE S.A.
1.700%, 4/25/16	250,000	252,105
1.625%, 2/10/17	500,000	501,227
1.613%, 7/25/17	750,000	746,311
2.500%, 12/10/18	1,100,000	1,115,408
2.500%, 7/15/19	1,250,000	1,259,362
4.000%, 4/15/24	1,250,000	1,308,767
People’s United Financial, Inc.
3.650%, 12/6/22	300,000	302,624
Santander Bank N.A.
8.750%, 5/30/18	600,000	715,701

		11,088,733

Total Financials		1,139,705,119

Health Care (2.5%)
Biotechnology (0.3%)
Amgen, Inc.
2.300%, 6/15/16	581,000	588,979
2.500%, 11/15/16	500,000	509,225
2.125%, 5/15/17	1,500,000	1,515,553
5.850%, 6/1/17	1,680,000	1,848,713
6.150%, 6/1/18	200,000	227,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

5.700%, 2/1/19	$958,000	$1,076,512
2.200%, 5/22/19	750,000	746,198
4.500%, 3/15/20	315,000	342,851
3.450%, 10/1/20	1,312,000	1,366,241
4.100%, 6/15/21	1,000,000	1,071,267
3.625%, 5/15/22	1,094,000	1,129,925
3.625%, 5/22/24	2,750,000	2,792,008
Biogen Idec, Inc.
6.875%, 3/1/18	700,000	807,063
Celgene Corp.
2.300%, 8/15/18	486,000	489,164
3.950%, 10/15/20	1,031,000	1,089,009
3.250%, 8/15/22	850,000	855,431
4.000%, 8/15/23	850,000	892,674
3.625%, 5/15/24	2,000,000	2,032,302
Gilead Sciences, Inc.
2.050%, 4/1/19	1,150,000	1,151,276
2.350%, 2/1/20	380,000	381,189
4.400%, 12/1/21	2,187,000	2,411,876
3.700%, 4/1/24	1,000,000	1,049,967

		24,375,369

Health Care Equipment & Supplies (0.4%)
Abbott Laboratories
5.125%, 4/1/19	676,000	756,752
4.125%, 5/27/20	325,000	350,568
Baxter International, Inc.
0.950%, 6/1/16	1,000,000	999,020
5.900%, 9/1/16	936,000	1,008,379
5.375%, 6/1/18	187,000	207,329
1.850%, 6/15/18	1,000,000	995,465
4.250%, 3/15/20	519,000	557,554
2.400%, 8/15/22	1,100,000	1,047,570
3.200%, 6/15/23	1,000,000	995,181
Becton Dickinson and Co.
1.800%, 12/15/17	583,000	582,805
5.000%, 5/15/19	200,000	221,227
2.675%, 12/15/19	625,000	630,755
3.250%, 11/12/20	1,300,000	1,319,834
3.734%, 12/15/24	857,000	880,027
BioMed Realty LP
3.850%, 4/15/16	500,000	515,153
6.125%, 4/15/20	350,000	397,516
Boston Scientific Corp.
6.400%, 6/15/16	1,100,000	1,177,802
2.650%, 10/1/18	500,000	499,640
6.000%, 1/15/20	1,100,000	1,238,186
C.R. Bard, Inc.
2.875%, 1/15/16	350,000	357,311
1.375%, 1/15/18	500,000	493,787
4.400%, 1/15/21	190,000	208,553
CareFusion Corp.
6.375%, 8/1/19	600,000	691,964
3.300%, 3/1/23	400,000	393,629
3.875%, 5/15/24	500,000	516,394
Covidien International Finance S.A.
6.000%, 10/15/17	1,422,000	1,593,213
4.200%, 6/15/20	700,000	752,016
2.950%, 6/15/23	1,000,000	979,823
DENTSPLY International, Inc.
2.750%, 8/15/16	195,000	199,126
4.125%, 8/15/21	100,000	104,847

Edwards Lifesciences Corp.
2.875%, 10/15/18	$700,000	$708,767
Medtronic, Inc.
2.625%, 3/15/16	1,000,000	1,022,511
1.375%, 4/1/18	1,500,000	1,483,899
2.500%, 3/15/20§	1,170,000	1,170,760
4.450%, 3/15/20	1,794,000	1,964,443
4.125%, 3/15/21	500,000	535,885
3.125%, 3/15/22	150,000	151,763
3.150%, 3/15/22§	3,000,000	3,034,908
2.750%, 4/1/23	769,000	747,413
3.625%, 3/15/24	1,000,000	1,036,713
St. Jude Medical, Inc.
3.250%, 4/15/23	1,150,000	1,147,992
Stryker Corp.
2.000%, 9/30/16	1,370,000	1,393,050
4.375%, 1/15/20	269,000	287,696
Zimmer Holdings, Inc.
3.375%, 11/30/21	500,000	507,830

		35,865,056

Health Care Providers & Services (0.7%)
Aetna, Inc.
1.500%, 11/15/17	1,000,000	992,102
2.200%, 3/15/19	750,000	743,038
3.950%, 9/1/20	100,000	106,122
2.750%, 11/15/22	1,000,000	970,255
3.500%, 11/15/24	500,000	503,219
AmerisourceBergen Corp.
1.150%, 5/15/17	500,000	495,466
4.875%, 11/15/19	1,150,000	1,269,041
3.400%, 5/15/24	600,000	600,867
Anthem, Inc.
5.875%, 6/15/17	639,000	701,495
1.875%, 1/15/18	500,000	498,778
2.300%, 7/15/18	1,000,000	1,001,933
7.000%, 2/15/19	1,022,000	1,200,274
4.350%, 8/15/20	1,200,000	1,296,895
3.125%, 5/15/22	500,000	498,453
3.300%, 1/15/23	150,000	149,732
3.500%, 8/15/24	1,000,000	1,006,802
Cardinal Health, Inc.
1.700%, 3/15/18	1,143,000	1,134,226
4.625%, 12/15/20	1,700,000	1,850,061
3.200%, 6/15/22	125,000	125,266
3.200%, 3/15/23	1,000,000	993,097
Cigna Corp.
5.375%, 3/15/17	25,000	27,010
5.125%, 6/15/20	1,182,000	1,315,301
4.375%, 12/15/20	100,000	107,688
4.500%, 3/15/21	406,000	443,475
4.000%, 2/15/22	500,000	528,036
Coventry Health Care, Inc.
5.950%, 3/15/17	336,000	367,080
5.450%, 6/15/21	650,000	739,375
Dignity Health
2.637%, 11/1/19	425,000	427,230
Express Scripts Holding Co.
3.125%, 5/15/16	2,562,000	2,628,203
2.650%, 2/15/17	1,000,000	1,021,810
1.250%, 6/2/17	445,000	439,985
4.750%, 11/15/21	1,350,000	1,486,926

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

3.900%, 2/15/22	$2,156,000	$2,256,249
3.500%, 6/15/24	1,000,000	996,219
Howard Hughes Medical Institute 3.500%, 9/1/23	1,000,000	1,050,494
Humana, Inc.
7.200%, 6/15/18	1,231,000	1,435,419
2.625%, 10/1/19	1,000,000	1,000,755
Kaiser Foundation Hospitals
3.500%, 4/1/22	350,000	360,745
Laboratory Corp. of America Holdings
2.200%, 8/23/17	67,000	67,650
2.500%, 11/1/18	500,000	497,625
4.625%, 11/15/20	1,600,000	1,713,234
3.750%, 8/23/22	56,000	57,320
4.000%, 11/1/23	500,000	513,439
McKesson Corp.
3.250%, 3/1/16	219,000	224,672
5.700%, 3/1/17	500,000	543,728
1.400%, 3/15/18	1,100,000	1,084,749
2.284%, 3/15/19	1,345,000	1,337,525
4.750%, 3/1/21	1,100,000	1,210,908
2.850%, 3/15/23	1,200,000	1,155,728
3.796%, 3/15/24	2,200,000	2,259,235
Medco Health Solutions, Inc.
7.125%, 3/15/18	762,000	879,517
4.125%, 9/15/20	275,000	292,132
Owens & Minor, Inc.
3.875%, 9/15/21	250,000	253,623
Quest Diagnostics, Inc.
3.200%, 4/1/16	1,312,000	1,343,655
6.400%, 7/1/17	650,000	724,059
2.700%, 4/1/19	500,000	503,419
4.700%, 4/1/21	100,000	108,028
UnitedHealth Group, Inc.
5.375%, 3/15/16	325,000	342,874
1.875%, 11/15/16	1,500,000	1,521,055
1.400%, 10/15/17	100,000	100,020
6.000%, 2/15/18	1,824,000	2,058,267
1.625%, 3/15/19	750,000	739,523
2.300%, 12/15/19	500,000	501,757
4.700%, 2/15/21	850,000	951,029
2.875%, 3/15/22	500,000	501,462
2.750%, 2/15/23	1,000,000	986,270
2.875%, 3/15/23	600,000	596,787

		55,838,412

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.000%, 7/15/20	600,000	652,316
3.875%, 7/15/23	1,094,000	1,095,978
Life Technologies Corp.
3.500%, 1/15/16	1,000,000	1,021,461
6.000%, 3/1/20	1,100,000	1,256,387
5.000%, 1/15/21	125,000	138,452
Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	1,800,000	1,841,597
1.850%, 1/15/18	750,000	745,432
2.400%, 2/1/19	1,100,000	1,101,581
4.700%, 5/1/20	100,000	108,993

4.500%, 3/1/21	$1,000,000	$1,085,815
3.600%, 8/15/21	265,000	273,345
3.300%, 2/15/22	875,000	879,833
3.150%, 1/15/23	1,000,000	977,899
4.150%, 2/1/24	1,000,000	1,048,172

		12,227,261

Pharmaceuticals (1.0%)
AbbVie, Inc.
1.750%, 11/6/17	3,694,000	3,702,309
2.000%, 11/6/18	219,000	217,204
2.900%, 11/6/22	3,519,000	3,463,438
Actavis Funding SCS
1.300%, 6/15/17	2,000,000	1,964,594
2.450%, 6/15/19	535,000	526,029
3.850%, 6/15/24	1,250,000	1,257,144
Actavis, Inc.
6.125%, 8/15/19	388,000	439,730
3.250%, 10/1/22	1,875,000	1,835,155
Allergan, Inc.
1.350%, 3/15/18	425,000	412,251
3.375%, 9/15/20	1,000,000	1,016,259
2.800%, 3/15/23	400,000	368,784
AstraZeneca plc 5.900%, 9/15/17	2,125,000	2,379,927
Bristol-Myers Squibb Co.
0.875%, 8/1/17	600,000	594,755
1.750%, 3/1/19	750,000	744,268
2.000%, 8/1/22	656,000	616,808
Eli Lilly & Co.
5.200%, 3/15/17	1,766,000	1,919,594
1.950%, 3/15/19	500,000	501,666
GlaxoSmithKline Capital plc
1.500%, 5/8/17	1,375,000	1,380,470
2.850%, 5/8/22	3,300,000	3,293,305
GlaxoSmithKline Capital, Inc.
0.700%, 3/18/16	1,500,000	1,498,186
5.650%, 5/15/18	2,956,000	3,326,679
2.800%, 3/18/23	1,156,000	1,141,037
Johnson & Johnson
2.150%, 5/15/16	800,000	815,743
5.550%, 8/15/17	2,100,000	2,339,415
1.125%, 11/21/17	1,000,000	996,847
5.150%, 7/15/18	200,000	223,679
3.550%, 5/15/21	500,000	536,653
2.450%, 12/5/21	1,250,000	1,255,257
3.375%, 12/5/23	500,000	534,716
Merck & Co., Inc.
0.700%, 5/18/16	1,000,000	999,821
1.100%, 1/31/18	1,000,000	990,476
1.300%, 5/18/18	823,000	815,387
5.000%, 6/30/19	1,150,000	1,295,122
3.875%, 1/15/21	1,000,000	1,080,663
2.400%, 9/15/22	1,200,000	1,170,181
2.800%, 5/18/23	1,700,000	1,691,110
Mylan, Inc.
1.800%, 6/24/16	500,000	502,260
1.350%, 11/29/16	1,150,000	1,143,561
2.600%, 6/24/18	500,000	505,391
2.550%, 3/28/19	412,000	410,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Novartis Capital Corp.
4.400%, 4/24/20	$100,000	$110,694
2.400%, 9/21/22	1,200,000	1,179,942
3.400%, 5/6/24	1,000,000	1,037,446
Novartis Securities Investment Ltd.
5.125%, 2/10/19	3,710,000	4,162,238
Perrigo Co. plc
1.300%, 11/8/16	800,000	796,613
4.000%, 11/15/23	1,700,000	1,740,358
Pfizer, Inc.
0.900%, 1/15/17	1,500,000	1,495,469
1.100%, 5/15/17	1,500,000	1,498,430
4.650%, 3/1/18	62,000	67,953
1.500%, 6/15/18	1,000,000	995,690
6.200%, 3/15/19	3,056,000	3,551,527
3.000%, 6/15/23	1,000,000	1,007,063
3.400%, 5/15/24	1,500,000	1,553,654
Sanofi S.A.
2.625%, 3/29/16	1,150,000	1,177,123
1.250%, 4/10/18	1,638,000	1,622,901
4.000%, 3/29/21	2,106,000	2,283,384
Teva Pharmaceutical Finance Co. B.V.
2.400%, 11/10/16	250,000	255,070
2.950%, 12/18/22	937,000	912,488
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	1,750,000	1,794,608
Teva Pharmaceutical Finance IV LLC
2.250%, 3/18/20	500,000	491,250
Wyeth LLC
5.500%, 2/15/16	1,335,000	1,406,937
5.450%, 4/1/17	500,000	547,967
Zoetis, Inc.
1.150%, 2/1/16	1,000,000	999,586
1.875%, 2/1/18	600,000	594,472
3.250%, 2/1/23	1,185,000	1,167,513

		82,356,568

Total Health Care		210,662,666

Industrials (1.8%)
Aerospace & Defense (0.4%)
Boeing Co.
0.950%, 5/15/18	500,000	489,154
6.000%, 3/15/19	1,046,000	1,208,042
4.875%, 2/15/20	886,000	993,779
2.850%, 10/30/24	300,000	297,423
Embraer S.A.
5.150%, 6/15/22	47,000	49,115
General Dynamics Corp.
2.250%, 7/15/16	500,000	513,657
1.000%, 11/15/17	250,000	247,383
3.875%, 7/15/21	562,000	605,940
2.250%, 11/15/22	1,094,000	1,049,516
Honeywell International, Inc.
5.400%, 3/15/16	360,000	379,994
5.300%, 3/1/18	1,300,000	1,442,257
5.000%, 2/15/19	846,000	949,100
4.250%, 3/1/21	500,000	552,693

L-3 Communications Corp.
3.950%, 11/15/16	$594,000	$618,524
5.200%, 10/15/19	1,100,000	1,207,248
4.950%, 2/15/21	1,194,000	1,295,944
3.950%, 5/28/24	600,000	602,558
Lockheed Martin Corp.
2.125%, 9/15/16	500,000	508,864
4.250%, 11/15/19	1,624,000	1,766,945
3.350%, 9/15/21	500,000	519,213
Northrop Grumman Corp.
1.750%, 6/1/18	600,000	594,015
3.500%, 3/15/21	31,000	32,186
3.250%, 8/1/23	2,100,000	2,094,682
Precision Castparts Corp.
1.250%, 1/15/18	900,000	888,399
2.500%, 1/15/23	562,000	542,172
Raytheon Co.
6.400%, 12/15/18	208,000	242,575
4.400%, 2/15/20	1,069,000	1,165,639
3.125%, 10/15/20	1,156,000	1,191,177
2.500%, 12/15/22	500,000	488,589
Rockwell Collins, Inc.
5.250%, 7/15/19	235,000	264,286
3.100%, 11/15/21	550,000	563,844
Textron, Inc.
4.625%, 9/21/16	250,000	264,178
5.600%, 12/1/17	100,000	109,644
7.250%, 10/1/19	500,000	593,170
3.650%, 3/1/21	125,000	127,651
5.950%, 9/21/21	350,000	406,939
3.875%, 3/1/25	285,000	286,021
United Technologies Corp.
1.800%, 6/1/17	1,217,000	1,235,182
5.375%, 12/15/17	1,008,000	1,120,060
6.125%, 2/1/19	1,825,000	2,115,887
4.500%, 4/15/20	1,275,000	1,409,919
3.100%, 6/1/22	1,844,000	1,879,276

		32,912,840

Air Freight & Logistics (0.1%)
FedEx Corp.
8.000%, 1/15/19	682,000	829,591
2.625%, 8/1/22	276,000	269,290
2.700%, 4/15/23	450,000	437,777
4.000%, 1/15/24	450,000	478,017
United Parcel Service, Inc.
1.125%, 10/1/17	200,000	198,465
5.125%, 4/1/19	2,100,000	2,357,463
3.125%, 1/15/21	1,675,000	1,755,355
2.450%, 10/1/22	1,000,000	978,373

		7,304,331

Airlines (0.1%)
American Airlines, Inc.
Series 2013-2 A
4.950%, 1/15/23	1,887,936	2,015,372
Continental Airlines, Inc.
Series 2009-1
9.000%, 7/8/16	471,700	517,101
Series 2010-1 A
4.750%, 1/12/21	1,517,664	1,622,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Delta Air Lines, Inc.
Series 2009-1 A
7.750%, 12/17/19	$252,336	$290,817
Series 2010-1 A
6.200%, 7/2/18	122,462	135,091
Series 2010-2 A
4.950%, 5/23/19	862,082	922,428
Southwest Airlines Co.
5.750%, 12/15/16	461,000	498,747
5.125%, 3/1/17	62,000	66,572
2.750%, 11/6/19	750,000	752,165
United Airlines, Inc.
Series 2009-2A
9.750%, 1/15/17	309,749	340,532

		7,161,785

Building Products (0.0%)
Owens Corning
4.200%, 12/1/24	300,000	295,718
Owens Corning, Inc.
4.200%, 12/15/22	1,000,000	1,011,250

		1,306,968

Commercial Services & Supplies (0.2%)
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	400,000	417,782
4.750%, 5/1/19	300,000	332,958
Cornell University
5.450%, 2/1/19	400,000	448,666
Pitney Bowes, Inc.
5.750%, 9/15/17	127,000	137,648
4.750%, 5/15/18	62,000	65,906
6.250%, 3/15/19	1,100,000	1,240,466
4.625%, 3/15/24	500,000	511,360
Republic Services, Inc.
3.800%, 5/15/18	500,000	528,725
5.500%, 9/15/19	1,214,000	1,366,536
5.000%, 3/1/20	600,000	661,714
5.250%, 11/15/21	406,000	459,486
3.550%, 6/1/22	1,000,000	1,027,431
4.750%, 5/15/23	1,000,000	1,102,890
Trustees of Dartmouth College
4.750%, 6/1/19	135,000	150,241
Vanderbilt University
5.250%, 4/1/19	273,000	308,093
Waste Management, Inc.
6.100%, 3/15/18	446,000	502,741
7.375%, 3/11/19	902,000	1,091,420
4.750%, 6/30/20	300,000	328,355
4.600%, 3/1/21	500,000	554,342
2.900%, 9/15/22	500,000	493,850
3.500%, 5/15/24	500,000	507,115
Yale University 2.086%, 4/15/19	300,000	301,239

		12,538,964

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
1.625%, 5/8/17	500,000	500,694
2.875%, 5/8/22	1,306,000	1,307,215
Fluor Corp.
3.500%, 12/15/24	900,000	896,425

		2,704,334

Electrical Equipment (0.1%)
Eaton Corp.
1.500%, 11/2/17	$500,000	$497,296
6.950%, 3/20/19	1,000,000	1,173,321
2.750%, 11/2/22	1,531,000	1,503,630
Emerson Electric Co.
5.125%, 12/1/16	500,000	538,335
4.875%, 10/15/19	1,200,000	1,334,546
2.625%, 2/15/23	256,000	254,171

		5,301,299

Industrial Conglomerates (0.3%)
3M Co.
1.375%, 9/29/16	500,000	507,031
1.625%, 6/15/19	1,000,000	987,797
2.000%, 6/26/22	1,000,000	968,794
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	100,000	110,562
Carlisle Cos., Inc.
5.125%, 12/15/20	250,000	272,255
Cooper U.S., Inc.
2.375%, 1/15/16	600,000	608,541
3.875%, 12/15/20	600,000	635,687
Danaher Corp.
2.300%, 6/23/16	906,000	924,602
5.625%, 1/15/18	546,000	608,373
5.400%, 3/1/19	500,000	564,324
3.900%, 6/23/21	662,000	715,702
GE Capital Trust I
6.375%, 11/15/67 (l)	1,200,000	1,290,000
General Electric Co.
5.250%, 12/6/17	3,291,000	3,646,243
2.700%, 10/9/22	3,375,000	3,379,382
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	1,071,000	1,238,619
2.875%, 1/15/19	750,000	762,211
Koninklijke Philips N.V.
5.750%, 3/11/18	1,700,000	1,886,151
3.750%, 3/15/22	406,000	420,703
Pentair Finance S.A.
1.875%, 9/15/17	1,000,000	999,786
2.650%, 12/1/19	156,000	153,850
5.000%, 5/15/21	550,000	609,353
3.150%, 9/15/22	500,000	495,249
Roper Industries, Inc.
2.050%, 10/1/18	1,750,000	1,733,781
6.250%, 9/1/19	500,000	577,176
3.125%, 11/15/22	625,000	609,786
Tyco Electronics Group S.A.
6.550%, 10/1/17	1,225,000	1,378,552
2.375%, 12/17/18	240,000	241,858
2.350%, 8/1/19	250,000	249,680
3.450%, 8/1/24	290,000	295,368
Tyco International Finance S.A.
8.500%, 1/15/19	608,000	739,706

		27,611,122

Machinery (0.2%)
Caterpillar, Inc.
3.900%, 5/27/21	1,000,000	1,080,308
2.600%, 6/26/22	844,000	834,578
3.400%, 5/15/24	715,000	737,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Crane Co.
2.750%, 12/15/18	$350,000	$353,193
4.450%, 12/15/23	400,000	423,394
Cummins, Inc.
3.650%, 10/1/23	500,000	534,203
Deere & Co.
4.375%, 10/16/19	658,000	717,105
2.600%, 6/8/22	1,312,000	1,286,551
Dover Corp.
5.450%, 3/15/18	616,000	681,915
4.300%, 3/1/21	656,000	722,314
Flowserve Corp.
4.000%, 11/15/23	700,000	719,869
IDEX Corp.
4.200%, 12/15/21	300,000	311,485
Illinois Tool Works, Inc.
0.900%, 2/25/17	1,000,000	995,629
6.250%, 4/1/19	600,000	699,382
3.375%, 9/15/21	300,000	314,971
3.500%, 3/1/24	1,000,000	1,044,724
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 5/1/20	500,000	497,101
Joy Global, Inc.
5.125%, 10/15/21	400,000	442,117
Kennametal, Inc.
2.650%, 11/1/19	250,000	249,048
3.875%, 2/15/22	560,000	568,790
Pall Corp.
5.000%, 6/15/20	300,000	328,265
Parker-Hannifin Corp.
5.500%, 5/15/18	500,000	556,774
3.300%, 11/21/24	600,000	611,381
Snap-on, Inc.
4.250%, 1/15/18	200,000	214,198
Stanley Black & Decker, Inc.
2.900%, 11/1/22	994,000	977,694
5.750%, 12/15/53 (l)	600,000	646,500
Trinity Industries, Inc.
4.550%, 10/1/24	450,000	436,563
Wabtec Corp.
4.375%, 8/15/23	200,000	212,566
Xylem, Inc.
3.550%, 9/20/16	650,000	673,749

		17,871,395

Professional Services (0.0%)
Dun & Bradstreet Corp.
4.375%, 12/1/22	500,000	517,042
Equifax, Inc.
3.300%, 12/15/22	461,000	453,533
Verisk Analytics, Inc.
5.800%, 5/1/21	600,000	676,389

		1,646,964

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	471,000	527,929
4.700%, 10/1/19	725,000	801,232
3.600%, 9/1/20	1,500,000	1,572,349
3.050%, 3/15/22	2,156,000	2,166,748
3.850%, 9/1/23	750,000	790,647

3.750%, 4/1/24	$250,000	$261,850
3.400%, 9/1/24	500,000	505,661
Canadian National Railway Co.
5.550%, 5/15/18	157,000	175,959
5.550%, 3/1/19	1,133,000	1,284,031
2.250%, 11/15/22	900,000	870,040
2.950%, 11/21/24	250,000	247,560
Canadian Pacific Railway Co.
6.500%, 5/15/18	159,000	184,172
7.250%, 5/15/19	645,000	771,295
Con-way, Inc.
7.250%, 1/15/18	500,000	567,811
CSX Corp.
7.900%, 5/1/17	250,000	287,110
6.250%, 3/15/18	460,000	522,394
7.375%, 2/1/19	1,055,000	1,265,273
3.700%, 10/30/20	200,000	211,123
4.250%, 6/1/21	500,000	543,336
3.700%, 11/1/23	1,000,000	1,050,014
JB Hunt Transport Services, Inc.
3.850%, 3/15/24	750,000	780,560
Kansas City Southern de Mexico S.A. de C.V.
2.350%, 5/15/20	400,000	383,994
3.000%, 5/15/23	121,000	117,186
Norfolk Southern Corp.
7.700%, 5/15/17	1,329,000	1,518,052
5.750%, 4/1/18	446,000	500,010
5.900%, 6/15/19	1,317,000	1,511,614
2.903%, 2/15/23	1,150,000	1,134,489
Ryder System, Inc.
3.600%, 3/1/16	689,000	708,888
5.850%, 11/1/16	699,000	750,726
3.500%, 6/1/17	125,000	130,940
2.500%, 3/1/18	250,000	258,712
2.450%, 11/15/18	600,000	600,979
2.350%, 2/26/19	250,000	248,072
2.550%, 6/1/19	310,000	309,472
Union Pacific Corp.
2.250%, 2/15/19	1,000,000	1,012,976
4.000%, 2/1/21	170,000	184,946
2.950%, 1/15/23	500,000	503,284
2.750%, 4/15/23	1,000,000	991,640
3.646%, 2/15/24	500,000	530,632

		26,783,706

Trading Companies & Distributors (0.1%)
Air Lease Corp.
3.375%, 1/15/19	2,750,000	2,791,250
3.875%, 4/1/21	125,000	125,312
4.250%, 9/15/24	1,000,000	1,012,500
GATX Corp.
3.500%, 7/15/16	350,000	361,481
2.375%, 7/30/18	388,000	389,502
2.500%, 3/15/19	700,000	699,894
2.500%, 7/30/19	500,000	496,435
4.850%, 6/1/21	100,000	110,681
3.900%, 3/30/23	151,000	157,236
International Lease Finance Corp.
6.750%, 9/1/16§	2,000,000	2,132,500

		8,276,791

Total Industrials		151,420,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Information Technology (1.9%)
Communications Equipment (0.2%)
Cisco Systems, Inc.
5.500%, 2/22/16	$2,900,000	$3,069,071
1.100%, 3/3/17	2,000,000	1,999,738
3.150%, 3/14/17	500,000	521,894
4.950%, 2/15/19	2,757,000	3,081,557
2.125%, 3/1/19	1,650,000	1,656,741
4.450%, 1/15/20	1,312,000	1,438,672
2.900%, 3/4/21	570,000	580,413
3.625%, 3/4/24	1,000,000	1,045,049
Harris Corp.
6.375%, 6/15/19	265,000	307,331
4.400%, 12/15/20	1,000,000	1,066,988
Juniper Networks, Inc.
3.100%, 3/15/16	500,000	508,722
4.600%, 3/15/21	62,000	64,602
4.500%, 3/15/24	175,000	175,327
Motorola Solutions, Inc.
3.500%, 9/1/21	1,000,000	993,959
3.750%, 5/15/22	94,000	94,058
3.500%, 3/1/23	1,000,000	973,689
Telefonaktiebolaget LM Ericsson
4.125%, 5/15/22	1,094,000	1,148,699

		18,726,510

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp.
2.550%, 1/30/19	750,000	754,921
3.125%, 9/15/21	1,500,000	1,501,094
Arrow Electronics, Inc.
3.000%, 3/1/18	150,000	153,415
6.000%, 4/1/20	304,000	343,107
Avnet, Inc.
5.875%, 6/15/20	1,100,000	1,228,430
Corning, Inc.
1.450%, 11/15/17	600,000	596,920
4.250%, 8/15/20	274,000	297,575
3.700%, 11/15/23	187,000	192,686
Ingram Micro, Inc.
5.250%, 9/1/17	62,000	66,996
5.000%, 8/10/22	600,000	635,141
4.950%, 12/15/24	200,000	199,680
Jabil Circuit, Inc.
4.700%, 9/15/22	1,000,000	995,000
Keysight Technologies, Inc.
3.300%, 10/30/19§	600,000	595,216
4.550%, 10/30/24§	600,000	600,375
Tech Data Corp.
3.750%, 9/21/17	300,000	309,300
Trimble Navigation Ltd.
4.750%, 12/1/24	350,000	358,821

		8,828,677

Internet Software & Services (0.1%)
Alibaba Group Holding Ltd.
1.625%, 11/28/17§	530,000	526,074
2.500%, 11/28/19§	1,250,000	1,227,899
3.125%, 11/28/21§	1,300,000	1,281,186
3.600%, 11/28/24§	1,000,000	990,325
Baidu, Inc.
2.250%, 11/28/17	500,000	498,769

3.250%, 8/6/18	$1,226,000	$1,251,129
2.750%, 6/9/19	500,000	496,915
3.500%, 11/28/22	500,000	492,510
eBay, Inc.
1.350%, 7/15/17	571,000	566,038
3.250%, 10/15/20	362,000	367,451
2.875%, 8/1/21	1,150,000	1,131,856
2.600%, 7/15/22	1,100,000	1,037,907
Google, Inc.
2.125%, 5/19/16	1,075,000	1,097,599
3.625%, 5/19/21	950,000	1,019,136
3.375%, 2/25/24	500,000	520,563

		12,505,357

IT Services (0.4%)
Broadridge Financial Solutions, Inc.
3.950%, 9/1/20	400,000	418,244
Computer Sciences Corp.
6.500%, 3/15/18	1,210,000	1,348,065
4.450%, 9/15/22	200,000	204,831
Fidelity National Information Services, Inc.
1.450%, 6/5/17	150,000	148,926
2.000%, 4/15/18	129,000	127,990
5.000%, 3/15/22	1,000,000	1,062,414
3.500%, 4/15/23	1,156,000	1,147,622
3.875%, 6/5/24	1,000,000	1,012,564
Fiserv, Inc.
6.800%, 11/20/17	600,000	679,647
4.750%, 6/15/21	94,000	102,828
3.500%, 10/1/22	500,000	502,244
International Business Machines Corp.
0.450%, 5/6/16	1,569,000	1,564,652
1.950%, 7/22/16	950,000	968,193
1.250%, 2/6/17	1,000,000	1,004,091
5.700%, 9/14/17	6,688,000	7,450,086
1.250%, 2/8/18	1,200,000	1,188,669
1.625%, 5/15/20	2,200,000	2,118,230
1.875%, 8/1/22	1,750,000	1,627,259
3.375%, 8/1/23	1,000,000	1,018,695
3.625%, 2/12/24	1,000,000	1,042,007
MasterCard, Inc.
3.375%, 4/1/24	1,000,000	1,027,412
Total System Services, Inc.
2.375%, 6/1/18	320,000	317,618
3.750%, 6/1/23	450,000	444,243
Western Union Co.
5.930%, 10/1/16	312,000	335,295
2.875%, 12/10/17	250,000	255,280
5.253%, 4/1/20	1,002,000	1,094,740
Xerox Corp.
6.750%, 2/1/17	1,224,000	1,349,755
2.950%, 3/15/17	406,000	416,996
6.350%, 5/15/18	1,115,000	1,260,281
2.750%, 3/15/19	500,000	500,112
5.625%, 12/15/19	639,000	717,490
2.800%, 5/15/20	750,000	740,518
4.500%, 5/15/21	185,000	196,925
3.800%, 5/15/24	750,000	737,065

		34,130,987

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Semiconductors & Semiconductor Equipment (0.2%)
Altera Corp.
1.750%, 5/15/17	$500,000	$501,093
2.500%, 11/15/18	500,000	502,100
4.100%, 11/15/23	600,000	622,058
Analog Devices, Inc.
3.000%, 4/15/16	500,000	510,964
2.875%, 6/1/23	250,000	239,763
Applied Materials, Inc.
2.650%, 6/15/16	1,000,000	1,021,841
4.300%, 6/15/21	625,000	680,676
Broadcom Corp.
2.500%, 8/15/22	1,100,000	1,054,251
3.500%, 8/1/24	400,000	401,498
Intel Corp.
1.950%, 10/1/16	1,600,000	1,627,988
1.350%, 12/15/17	2,000,000	1,993,011
3.300%, 10/1/21	1,257,000	1,305,904
2.700%, 12/15/22	1,875,000	1,844,279
KLA-Tencor Corp.
2.375%, 11/1/17	500,000	503,365
3.375%, 11/1/19	1,000,000	1,019,398
4.125%, 11/1/21	571,000	585,192
Maxim Integrated Products, Inc.
2.500%, 11/15/18	750,000	747,130
3.375%, 3/15/23	400,000	391,644
Texas Instruments, Inc.
2.375%, 5/16/16	950,000	971,434
1.000%, 5/1/18	500,000	490,069
1.650%, 8/3/19	350,000	342,417
2.750%, 3/12/21	1,100,000	1,104,348
2.250%, 5/1/23	750,000	703,849
Xilinx, Inc.
2.125%, 3/15/19	500,000	494,266
3.000%, 3/15/21	500,000	498,514

		20,157,052

Software (0.4%)
Adobe Systems, Inc.
4.750%, 2/1/20	837,000	918,323
Autodesk, Inc.
1.950%, 12/15/17	297,000	297,493
CA, Inc.
2.875%, 8/15/18	500,000	507,615
5.375%, 12/1/19	800,000	884,677
4.500%, 8/15/23	250,000	261,322
Cadence Design Systems, Inc.
4.375%, 10/15/24	175,000	176,416
CDK Global, Inc.
3.300%, 10/15/19§	400,000	397,794
4.500%, 10/15/24§	405,000	405,980
Intuit, Inc.
5.750%, 3/15/17	1,000,000	1,088,818
Microsoft Corp.
2.500%, 2/8/16	3,000,000	3,068,081
1.000%, 5/1/18	487,000	480,167
1.625%, 12/6/18	900,000	898,445
4.200%, 6/1/19	736,000	809,139
3.000%, 10/1/20	594,000	619,512
4.000%, 2/8/21	1,000,000	1,092,870

2.125%, 11/15/22	$500,000	$482,601
2.375%, 5/1/23	1,250,000	1,223,788
3.625%, 12/15/23	800,000	855,844
Oracle Corp.
5.250%, 1/15/16	3,216,000	3,370,894
1.200%, 10/15/17	1,000,000	993,691
5.750%, 4/15/18	1,362,000	1,539,650
2.375%, 1/15/19	1,500,000	1,525,045
5.000%, 7/8/19	3,500,000	3,931,593
2.250%, 10/8/19	750,000	754,433
2.800%, 7/8/21	585,000	588,210
2.500%, 10/15/22	1,875,000	1,826,321
3.625%, 7/15/23	1,000,000	1,042,784
Symantec Corp.
4.200%, 9/15/20	1,100,000	1,131,886
3.950%, 6/15/22	1,000,000	1,004,838

		32,178,230

Technology Hardware, Storage & Peripherals (0.5%)
Apple, Inc.
0.450%, 5/3/16	1,150,000	1,148,424
1.000%, 5/3/18	4,256,000	4,180,785
2.100%, 5/6/19	2,650,000	2,673,195
2.850%, 5/6/21	935,000	955,582
2.400%, 5/3/23	4,707,000	4,577,917
3.450%, 5/6/24	4,000,000	4,194,976
EMC Corp.
1.875%, 6/1/18	1,600,000	1,589,543
2.650%, 6/1/20	1,250,000	1,238,196
3.375%, 6/1/23	1,800,000	1,786,013
Hewlett-Packard Co.
2.650%, 6/1/16	2,000,000	2,038,308
2.600%, 9/15/17	1,000,000	1,018,063
5.500%, 3/1/18	3,075,000	3,384,891
2.750%, 1/14/19	600,000	599,483
3.750%, 12/1/20	250,000	258,625
4.375%, 9/15/21	300,000	315,562
4.650%, 12/9/21	3,250,000	3,462,675
4.050%, 9/15/22	1,000,000	1,013,144
Lexmark International, Inc.
5.125%, 3/15/20	500,000	528,159
NetApp, Inc.
2.000%, 12/15/17	562,000	561,306
3.375%, 6/15/21	550,000	549,106
Seagate HDD Cayman
3.750%, 11/15/18§	3,100,000	3,185,062

		39,259,015

Total Information Technology		165,785,828

Materials (1.5%)
Chemicals (0.7%)
Agrium, Inc.
6.750%, 1/15/19	500,000	582,821
3.150%, 10/1/22	131,000	127,078
3.500%, 6/1/23	1,000,000	982,106
Air Products and Chemicals, Inc.
2.000%, 8/2/16	235,000	238,720
4.375%, 8/21/19	439,000	479,792
2.750%, 2/3/23	1,000,000	980,808
3.350%, 7/31/24	750,000	763,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Airgas, Inc.
1.650%, 2/15/18	$500,000	$493,704
3.650%, 7/15/24	450,000	460,181
Albemarle Corp.
3.000%, 12/1/19	250,000	249,163
4.500%, 12/15/20	500,000	546,455
4.150%, 12/1/24	250,000	254,783
Cabot Corp.
5.000%, 10/1/16	439,000	464,858
3.700%, 7/15/22	500,000	508,904
CF Industries, Inc.
7.125%, 5/1/20	1,094,000	1,303,088
3.450%, 6/1/23	1,000,000	988,314
Dow Chemical Co.
2.500%, 2/15/16	2,410,000	2,451,926
8.550%, 5/15/19	2,642,000	3,282,112
4.250%, 11/15/20	1,984,000	2,121,281
4.125%, 11/15/21	100,000	105,513
3.000%, 11/15/22	1,000,000	974,525
E.I. du Pont de Nemours & Co.
1.950%, 1/15/16	1,000,000	1,012,578
5.250%, 12/15/16	194,000	209,130
6.000%, 7/15/18	2,203,000	2,506,075
5.750%, 3/15/19	500,000	570,805
3.625%, 1/15/21	1,700,000	1,799,661
2.800%, 2/15/23	1,000,000	981,342
Eastman Chemical Co.
2.400%, 6/1/17	150,000	152,258
5.500%, 11/15/19	472,000	533,678
2.700%, 1/15/20	1,000,000	999,418
3.600%, 8/15/22	1,125,000	1,139,603
3.800%, 3/15/25	1,000,000	1,010,800
Ecolab, Inc.
3.000%, 12/8/16	1,500,000	1,549,328
4.350%, 12/8/21	1,356,000	1,477,062
FMC Corp.
4.100%, 2/1/24	1,500,000	1,567,672
Lubrizol Corp.
8.875%, 2/1/19	500,000	626,102
LYB International Finance B.V.
4.000%, 7/15/23	1,100,000	1,117,436
LyondellBasell Industries N.V.
5.000%, 4/15/19	2,000,000	2,176,871
6.000%, 11/15/21	1,800,000	2,075,086
Methanex Corp.
3.250%, 12/15/19	220,000	218,358
4.250%, 12/1/24	650,000	646,494
Monsanto Co.
1.150%, 6/30/17	1,000,000	990,897
5.125%, 4/15/18	869,000	957,930
1.850%, 11/15/18	400,000	398,144
2.750%, 7/15/21	750,000	744,146
2.200%, 7/15/22	250,000	236,603
Mosaic Co.
4.250%, 11/15/23	1,000,000	1,038,815
NewMarket Corp.
4.100%, 12/15/22	167,000	171,186
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17	843,000	877,335
6.500%, 5/15/19	860,000	1,009,320
4.875%, 3/30/20	194,000	215,355
3.625%, 3/15/24	500,000	511,532

PPG Industries, Inc.
1.900%, 1/15/16	$800,000	$807,603
3.600%, 11/15/20	350,000	363,508
Praxair, Inc.
0.750%, 2/21/16	400,000	400,327
1.050%, 11/7/17	656,000	650,608
1.250%, 11/7/18	1,400,000	1,364,730
4.500%, 8/15/19	800,000	879,761
4.050%, 3/15/21	500,000	542,032
3.000%, 9/1/21	600,000	610,805
2.200%, 8/15/22	450,000	430,947
2.700%, 2/21/23	500,000	493,338
RPM International, Inc.
6.125%, 10/15/19	700,000	795,399
Sherwin-Williams Co.
1.350%, 12/15/17	550,000	546,007
Valspar Corp.
7.250%, 6/15/19	439,000	515,682
4.200%, 1/15/22	200,000	215,005
Westlake Chemical Corp.
3.600%, 7/15/22	308,000	305,305

		56,802,155

Construction Materials (0.0%)
CRH America, Inc.
6.000%, 9/30/16	3,265,000	3,514,042
8.125%, 7/15/18	269,000	321,716
Martin Marietta Materials, Inc.
6.600%, 4/15/18	300,000	337,687
4.250%, 7/2/24	285,000	291,947

		4,465,392

Containers & Packaging (0.0%)
Avery Dennison Corp.
5.375%, 4/15/20	169,000	184,488
3.350%, 4/15/23	300,000	300,770
Bemis Co., Inc.
6.800%, 8/1/19	471,000	553,190
Packaging Corp of America
3.650%, 9/15/24	1,000,000	989,218
Packaging Corp. of America
3.900%, 6/15/22	500,000	509,138
4.500%, 11/1/23	200,000	210,696
Rock-Tenn Co.
4.900%, 3/1/22	1,500,000	1,615,429

		4,362,929

Metals & Mining (0.7%)
Barrick Gold Corp.
6.950%, 4/1/19	2,023,000	2,299,863
3.850%, 4/1/22	2,000,000	1,927,094
4.100%, 5/1/23	900,000	873,367
Barrick North America Finance LLC
4.400%, 5/30/21	200,000	202,077
BHP Billiton Finance USA Ltd.
7.250%, 3/1/16	598,000	642,275
1.875%, 11/21/16	750,000	760,330
1.625%, 2/24/17	1,000,000	1,007,501
5.400%, 3/29/17	139,000	151,183
6.500%, 4/1/19	2,502,000	2,940,935
3.250%, 11/21/21	500,000	514,222

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

2.875%, 2/24/22	$1,406,000	$1,404,222
3.850%, 9/30/23	2,100,000	2,214,266
Carpenter Technology Corp.
4.450%, 3/1/23	100,000	104,418
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	1,800,000	1,881,000
Freeport-McMoRan, Inc.
2.150%, 3/1/17	1,000,000	1,001,008
2.375%, 3/15/18	5,200,000	5,162,898
3.100%, 3/15/20	1,656,000	1,609,973
3.550%, 3/1/22	1,906,000	1,806,854
3.875%, 3/15/23	1,750,000	1,660,675
Glencore Canada Corp.
5.500%, 6/15/17	512,000	550,660
Goldcorp, Inc.
2.125%, 3/15/18	656,000	648,906
3.625%, 6/9/21	330,000	329,940
3.700%, 3/15/23	600,000	584,673
Kinross Gold Corp.
5.950%, 3/15/24§	555,000	520,927
Newmont Mining Corp.
5.125%, 10/1/19	928,000	995,216
3.500%, 3/15/22	1,156,000	1,084,575
Nucor Corp.
5.750%, 12/1/17	808,000	892,646
5.850%, 6/1/18	800,000	894,642
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	500,000	489,571
Rio Tinto Finance USA Ltd.
6.500%, 7/15/18	920,000	1,053,654
9.000%, 5/1/19	1,087,000	1,372,256
3.500%, 11/2/20	1,000,000	1,037,194
4.125%, 5/20/21	1,500,000	1,586,276
3.750%, 9/20/21	1,000,000	1,031,573
Rio Tinto Finance USA plc
1.375%, 6/17/16	1,500,000	1,505,818
2.000%, 3/22/17	500,000	505,735
1.625%, 8/21/17	1,100,000	1,098,826
2.250%, 12/14/18	1,500,000	1,499,684
3.500%, 3/22/22	687,000	688,323
2.875%, 8/21/22	1,100,000	1,054,164
Southern Copper Corp.
5.375%, 4/16/20	253,000	275,669
3.500%, 11/8/22	244,000	231,653
Teck Resources Ltd.
3.850%, 8/15/17	3,031,000	3,097,296
4.500%, 1/15/21	225,000	220,849
3.750%, 2/1/23	200,000	179,303
Vale Overseas Ltd.
6.250%, 1/11/16	612,000	636,113
6.250%, 1/23/17	2,426,000	2,570,347
4.625%, 9/15/20	1,700,000	1,698,980
4.375%, 1/11/22	1,062,000	1,012,829
Worthington Industries, Inc.
4.550%, 4/15/26	100,000	105,485
Yamana Gold, Inc.
4.950%, 7/15/24	250,000	243,844

		57,861,788

Paper & Forest Products (0.1%)
Domtar Corp.
4.400%, 4/1/22	$2,000,000	$2,020,000
International Paper Co.
7.950%, 6/15/18	1,744,000	2,053,266
9.375%, 5/15/19	800,000	1,014,185
7.500%, 8/15/21	156,000	193,854
4.750%, 2/15/22	194,000	211,265
3.650%, 6/15/24	1,900,000	1,888,371

		7,380,941

Total Materials		130,873,205

Telecommunication Services (1.3%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.
0.900%, 2/12/16	1,500,000	1,499,848
2.950%, 5/15/16	1,100,000	1,127,944
2.400%, 8/15/16	480,000	489,004
1.600%, 2/15/17	1,000,000	1,001,872
1.700%, 6/1/17	1,500,000	1,501,064
1.400%, 12/1/17	1,000,000	987,996
5.500%, 2/1/18	4,106,000	4,534,040
2.375%, 11/27/18	1,500,000	1,511,577
5.800%, 2/15/19	1,901,000	2,162,646
2.300%, 3/11/19	1,000,000	998,772
4.450%, 5/15/21	1,500,000	1,613,455
3.875%, 8/15/21	497,000	519,373
3.000%, 2/15/22	1,000,000	986,569
2.625%, 12/1/22	2,156,000	2,054,869
3.900%, 3/11/24	1,000,000	1,026,948
British Telecommunications plc
1.625%, 6/28/16	1,090,000	1,097,695
5.950%, 1/15/18	1,200,000	1,337,998
2.350%, 2/14/19	1,000,000	999,784
CC Holdings GS V LLC/Crown Castle GS III Corp.
2.381%, 12/15/17	500,000	503,317
3.849%, 4/15/23	500,000	497,416
Deutsche Telekom International Finance B.V.
6.750%, 8/20/18	1,650,000	1,912,913
6.000%, 7/8/19	100,000	115,941
Emirates Telecommunications Corp.
2.375%, 6/18/19 (m)	1,000,000	1,000,000
3.500%, 6/18/24 (m)	1,000,000	1,022,500
Orange S.A.
2.750%, 9/14/16	600,000	613,013
2.750%, 2/6/19	1,000,000	1,013,946
5.375%, 7/8/19	1,200,000	1,349,139
4.125%, 9/14/21	1,000,000	1,081,015
Qwest Corp.
6.500%, 6/1/17	750,000	823,125
6.750%, 12/1/21	1,200,000	1,383,705
Telefonica Emisiones S.A.U.
3.992%, 2/16/16	2,455,000	2,524,765
6.421%, 6/20/16	833,000	890,416
6.221%, 7/3/17	473,000	522,041
3.192%, 4/27/18	1,000,000	1,030,673
5.877%, 7/15/19	570,000	647,640
5.134%, 4/27/20	629,000	693,000
5.462%, 2/16/21	2,456,000	2,739,428
4.570%, 4/27/23	500,000	535,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Telefonos de Mexico S.A.B. de C.V.
5.500%, 11/15/19	$1,100,000	$1,237,049
Verizon Communications, Inc.
2.500%, 9/15/16	2,935,000	2,997,798
2.000%, 11/1/16	1,000,000	1,012,670
1.350%, 6/9/17	2,500,000	2,485,863
1.100%, 11/1/17	1,000,000	983,180
3.650%, 9/14/18	5,450,000	5,771,274
6.350%, 4/1/19	2,067,000	2,386,289
2.550%, 6/17/19	1,000,000	1,003,656
4.500%, 9/15/20	2,228,000	2,404,741
3.450%, 3/15/21	2,600,000	2,655,062
4.600%, 4/1/21	1,800,000	1,954,521
3.000%, 11/1/21	625,000	616,524
3.500%, 11/1/21	1,000,000	1,017,004
2.450%, 11/1/22	1,406,000	1,314,724
5.150%, 9/15/23	9,950,000	10,969,704
4.150%, 3/15/24	2,000,000	2,068,716
3.500%, 11/1/24	1,750,000	1,707,924

		88,937,562

Wireless Telecommunication Services (0.2%)
America Movil S.A.B. de C.V.
2.375%, 9/8/16	1,300,000	1,322,750
5.625%, 11/15/17	2,280,000	2,523,732
5.000%, 3/30/20	2,960,000	3,267,840
3.125%, 7/16/22	1,200,000	1,178,160
Rogers Communications, Inc.
6.800%, 8/15/18	1,391,000	1,608,769
3.000%, 3/15/23	750,000	730,967
Vodafone Group plc
5.625%, 2/27/17	2,116,000	2,293,630
1.625%, 3/20/17	250,000	249,879
1.250%, 9/26/17	1,000,000	983,199
1.500%, 2/19/18	2,000,000	1,969,108
5.450%, 6/10/19	1,526,000	1,712,108
2.500%, 9/26/22	700,000	659,168
2.950%, 2/19/23	1,306,000	1,261,491

		19,760,801

Total Telecommunication Services		108,698,363

Utilities (1.8%)
Electric Utilities (1.1%)
American Electric Power Co., Inc.
1.650%, 12/15/17	500,000	500,143
2.950%, 12/15/22	150,000	147,153
Arizona Public Service Co.
8.750%, 3/1/19	461,000	576,969
3.350%, 6/15/24	600,000	616,397
Baltimore Gas & Electric Co.
5.900%, 10/1/16	156,000	169,144
2.800%, 8/15/22	300,000	299,492
CenterPoint Energy Houston Electric LLC
2.250%, 8/1/22	250,000	238,924
Commonwealth Edison Co.
5.950%, 8/15/16	500,000	538,413
1.950%, 9/1/16	175,000	177,224
6.150%, 9/15/17	940,000	1,053,909
2.150%, 1/15/19	1,000,000	1,003,537
4.000%, 8/1/20	431,000	461,989
3.400%, 9/1/21	250,000	259,920

Connecticut Light & Power Co.
5.650%, 5/1/18	$100,000	$112,159
5.500%, 2/1/19	500,000	566,336
2.500%, 1/15/23	156,000	152,595
Dayton Power & Light Co.
1.875%, 9/15/16	250,000	252,492
Dominion Gas Holdings LLC
1.050%, 11/1/16	500,000	498,142
DTE Electric Co.
5.600%, 6/15/18	250,000	281,454
3.900%, 6/1/21	500,000	533,131
3.650%, 3/15/24	245,000	257,190
Duke Energy Carolinas LLC
7.000%, 11/15/18	446,000	527,906
4.300%, 6/15/20	250,000	271,171
Duke Energy Corp.
1.625%, 8/15/17	500,000	501,052
2.100%, 6/15/18	1,000,000	1,007,997
5.050%, 9/15/19	655,000	727,122
3.050%, 8/15/22	1,100,000	1,104,844
3.750%, 4/15/24	350,000	366,863
Duke Energy Florida, Inc.
5.800%, 9/15/17	1,000,000	1,119,025
5.650%, 6/15/18	346,000	391,718
4.550%, 4/1/20	160,000	175,557
Duke Energy Indiana, Inc.
6.050%, 6/15/16	500,000	534,669
3.750%, 7/15/20	1,062,000	1,125,345
Duke Energy Ohio, Inc.
5.450%, 4/1/19	500,000	562,896
3.800%, 9/1/23	1,000,000	1,051,211
Duke Energy Progress, Inc.
5.300%, 1/15/19	1,700,000	1,904,386
Edison International
3.750%, 9/15/17	531,000	561,141
Entergy Arkansas, Inc.
3.750%, 2/15/21	1,200,000	1,272,626
3.700%, 6/1/24	1,000,000	1,050,032
Entergy Corp.
4.700%, 1/15/17	250,000	263,818
5.125%, 9/15/20	787,000	856,487
Entergy Texas, Inc.
7.125%, 2/1/19	600,000	710,292
Florida Power & Light Co.
5.550%, 11/1/17	500,000	555,973
2.750%, 6/1/23	250,000	247,898
Georgia Power Co.
3.000%, 4/15/16	156,000	160,305
5.400%, 6/1/18	1,000,000	1,113,016
4.250%, 12/1/19	307,000	333,123
2.850%, 5/15/22	750,000	755,860
Great Plains Energy, Inc.
4.850%, 6/1/21	62,000	68,623
Hydro-Quebec
7.500%, 4/1/16	2,000,000	2,152,514
2.000%, 6/30/16	1,537,000	1,565,874
8.400%, 1/15/22	125,000	165,298
Indiana Michigan Power Co.
7.000%, 3/15/19	1,096,000	1,297,476
3.200%, 3/15/23	150,000	150,117
Interstate Power & Light Co.
3.250%, 12/1/24	600,000	605,658

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

ITC Holdings Corp.
3.650%, 6/15/24	$325,000	$331,113
Jersey Central Power & Light Co.
5.650%, 6/1/17	1,500,000	1,636,507
7.350%, 2/1/19	100,000	118,183
Kansas City Power & Light Co.
5.850%, 6/15/17	100,000	109,696
6.375%, 3/1/18	600,000	699,154
7.150%, 4/1/19	500,000	596,777
3.150%, 3/15/23	250,000	250,735
LG&E and KU Energy LLC
3.750%, 11/15/20	1,275,000	1,317,819
Metropolitan Edison Co.
7.700%, 1/15/19	500,000	598,870
MidAmerican Energy Co.
2.400%, 3/15/19	850,000	861,580
Nevada Power Co.
6.500%, 8/1/18	1,200,000	1,387,623
7.125%, 3/15/19	500,000	597,917
NextEra Energy Capital Holdings, Inc.
6.000%, 3/1/19	946,000	1,077,622
2.400%, 9/15/19	500,000	497,678
2.700%, 9/15/19	350,000	352,988
4.500%, 6/1/21	1,000,000	1,086,639
Northeast Utilities
4.500%, 11/15/19	419,000	455,472
Northern States Power Co.
5.250%, 3/1/18	500,000	551,678
2.150%, 8/15/22	1,000,000	957,847
NSTAR Electric Co.
5.625%, 11/15/17	750,000	830,947
2.375%, 10/15/22	1,250,000	1,195,983
Ohio Power Co.
6.050%, 5/1/18	200,000	225,504
Oncor Electric Delivery Co. LLC
5.000%, 9/30/17	1,000,000	1,085,318
6.800%, 9/1/18	700,000	817,857
7.000%, 9/1/22	750,000	946,585
Pacific Gas & Electric Co.
5.625%, 11/30/17	1,000,000	1,113,848
8.250%, 10/15/18	755,000	919,438
3.500%, 10/1/20	1,344,000	1,395,335
3.250%, 6/15/23	250,000	251,181
3.750%, 2/15/24	450,000	467,748
3.400%, 8/15/24	500,000	505,063
PacifiCorp
5.500%, 1/15/19	300,000	338,455
2.950%, 2/1/22	500,000	506,041
3.600%, 4/1/24	600,000	621,392
PECO Energy Co.
1.200%, 10/15/16	194,000	193,819
5.350%, 3/1/18	100,000	110,414
2.375%, 9/15/22	500,000	482,998
Portland General Electric Co.
6.100%, 4/15/19	373,000	422,983
Potomac Electric Power Co.
3.600%, 3/15/24	300,000	313,586
PPL Capital Funding, Inc.
1.900%, 6/1/18	1,000,000	995,261
4.200%, 6/15/22	1,078,000	1,142,441
3.500%, 12/1/22	1,000,000	1,013,101
3.400%, 6/1/23	250,000	250,683

PPL Electric Utilities Corp.
2.500%, 9/1/22	$200,000	$193,898
Progress Energy, Inc.
5.625%, 1/15/16	100,000	104,797
7.050%, 3/15/19	1,100,000	1,296,944
4.400%, 1/15/21	156,000	169,410
3.150%, 4/1/22	1,250,000	1,236,362
Public Service Co. of Colorado
5.125%, 6/1/19	35,000	39,390
3.200%, 11/15/20	150,000	155,764
2.250%, 9/15/22	500,000	478,042
Public Service Co. of Oklahoma
5.150%, 12/1/19	52,000	58,914
4.400%, 2/1/21	250,000	273,484
Public Service Electric & Gas Co.
5.300%, 5/1/18	596,000	661,600
2.300%, 9/15/18	1,000,000	1,014,978
2.000%, 8/15/19	700,000	698,665
3.500%, 8/15/20	100,000	105,978
2.375%, 5/15/23	500,000	480,663
3.050%, 11/15/24	200,000	200,917
Sierra Pacific Power Co.
6.000%, 5/15/16	100,000	106,522
South Carolina Electric & Gas Co.
6.500%, 11/1/18	500,000	587,172
Southern California Edison Co.
1.125%, 5/1/17	600,000	597,923
5.500%, 8/15/18	500,000	563,235
3.875%, 6/1/21	631,000	683,892
3.500%, 10/1/23	200,000	210,414
Southern Co.
1.950%, 9/1/16	310,000	314,204
2.450%, 9/1/18	90,000	92,039
2.150%, 9/1/19	1,650,000	1,639,806
Southwestern Electric Power Co.
5.550%, 1/15/17	120,000	129,942
6.450%, 1/15/19	344,000	397,212
3.550%, 2/15/22	2,000,000	2,052,732
Southwestern Public Service Co.
8.750%, 12/1/18	500,000	616,158
Tampa Electric Co.
6.100%, 5/15/18	294,000	334,746
2.600%, 9/15/22	200,000	196,843
UIL Holdings Corp.
4.625%, 10/1/20	500,000	536,925
Union Electric Co.
3.500%, 4/15/24	1,000,000	1,026,777
Virginia Electric & Power Co.
5.400%, 1/15/16	1,092,000	1,144,303
5.400%, 4/30/18	500,000	558,795
5.000%, 6/30/19	665,000	743,802
2.750%, 3/15/23	650,000	643,448
3.450%, 2/15/24	1,000,000	1,031,093
Westar Energy, Inc.
5.100%, 7/15/20	500,000	564,906
Wisconsin Electric Power Co.
4.250%, 12/15/19	819,000	894,533
2.950%, 9/15/21	725,000	740,951
Wisconsin Power & Light Co.
5.000%, 7/15/19	319,000	355,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Xcel Energy, Inc.
0.750%, 5/9/16	$200,000	$199,537
4.700%, 5/15/20	756,000	824,056

		88,543,619

Gas Utilities (0.1%)
Atmos Energy Corp.
8.500%, 3/15/19	844,000	1,051,818
CenterPoint Energy Resources Corp.
6.000%, 5/15/18	346,000	389,699
4.500%, 1/15/21	1,342,000	1,477,331
DCP Midstream Operating LP
2.700%, 4/1/19	335,000	329,926
3.875%, 3/15/23	1,100,000	1,049,947
National Fuel Gas Co.
3.750%, 3/1/23	1,000,000	982,784
ONE Gas, Inc.
2.070%, 2/1/19	500,000	499,093
Panhandle Eastern Pipe Line Co. LP
6.200%, 11/1/17	900,000	996,807
Questar Corp.
2.750%, 2/1/16	125,000	127,111
Southern California Gas Co.
3.150%, 9/15/24	550,000	563,184
Southern Natural Gas Co. LLC
5.900%, 4/1/17§	846,000	909,886
4.400%, 6/15/21	150,000	155,777
Southwest Gas Corp.
3.875%, 4/1/22	500,000	525,456

		9,058,819

Independent Power and Renewable Electricity Producers (0.2%)
Constellation Energy Group, Inc.
5.150%, 12/1/20	600,000	663,634
Empresa Nacional de Electricidad S.A.
4.250%, 4/15/24	400,000	402,000
Exelon Generation Co. LLC
6.200%, 10/1/17	696,000	773,966
5.200%, 10/1/19	2,000,000	2,211,366
PSEG Power LLC
5.125%, 4/15/20	1,375,000	1,517,236
Tennessee Valley Authority
5.500%, 7/18/17	4,568,000	5,074,044
6.250%, 12/15/17	62,000	71,179
4.500%, 4/1/18	156,000	171,974
3.875%, 2/15/21	2,830,000	3,108,723
1.875%, 8/15/22	1,000,000	961,948
2.875%, 9/15/24	2,400,000	2,439,607
TransAlta Corp.
1.900%, 6/3/17	781,000	773,098
Tri-State Generation & Transmission Association, Inc.
3.700%, 11/1/24§	200,000	204,136

		18,372,911

Multi-Utilities (0.4%)
AGL Capital Corp.
3.500%, 9/15/21	750,000	777,666
Ameren Illinois Co.
9.750%, 11/15/18	1,000,000	1,276,622
2.700%, 9/1/22	500,000	491,553
Avista Corp.
5.125%, 4/1/22	500,000	570,228

Berkshire Hathaway Energy Co.
5.750%, 4/1/18	$994,000	$1,114,038
2.400%, 2/1/20§	750,000	744,677
3.750%, 11/15/23	2,000,000	2,085,625
Black Hills Corp.
4.250%, 11/30/23	600,000	638,767
CenterPoint Energy, Inc.
5.950%, 2/1/17	100,000	108,809
6.500%, 5/1/18	500,000	573,730
CMS Energy Corp.
5.050%, 3/15/22	1,500,000	1,677,814
3.875%, 3/1/24	1,000,000	1,038,765
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18	385,000	436,463
7.125%, 12/1/18	943,000	1,126,311
6.650%, 4/1/19	600,000	710,214
4.450%, 6/15/20	500,000	547,859
Consumers Energy Co.
6.700%, 9/15/19	2,002,000	2,382,503
Delmarva Power & Light Co.
3.500%, 11/15/23	1,000,000	1,029,194
Dominion Resources, Inc.
1.250%, 3/15/17	415,000	412,842
5.200%, 8/15/19	316,000	354,250
2.500%, 12/1/19	1,812,000	1,812,199
3.625%, 12/1/24	1,250,000	1,266,412
7.500%, 6/30/66 (l)	200,000	213,000
DTE Energy Co.
6.350%, 6/1/16	156,000	167,371
2.400%, 12/1/19	350,000	349,981
3.500%, 6/1/24	1,000,000	1,015,827
Integrys Energy Group, Inc.
6.110%, 12/1/66 (l)	200,000	202,500
National Grid plc
6.300%, 8/1/16	523,000	563,605
NiSource Finance Corp.
6.400%, 3/15/18	1,350,000	1,535,758
6.800%, 1/15/19	1,000,000	1,169,644
5.450%, 9/15/20	100,000	112,654
PG&E Corp.
2.400%, 3/1/19	500,000	500,149
Puget Energy, Inc.
6.000%, 9/1/21	1,500,000	1,753,410
San Diego Gas & Electric Co.
3.600%, 9/1/23	1,650,000	1,738,075
SCANA Corp.
6.250%, 4/1/20	300,000	342,926
Sempra Energy
6.500%, 6/1/16	469,000	503,822
2.300%, 4/1/17	550,000	559,886
6.150%, 6/15/18	100,000	113,549
9.800%, 2/15/19	1,000,000	1,288,072
2.875%, 10/1/22	563,000	555,779
3.550%, 6/15/24	250,000	254,927
TECO Finance, Inc.
4.000%, 3/15/16	562,000	581,822
5.150%, 3/15/20	922,000	1,014,069
Wisconsin Energy Corp.
6.250%, 5/15/67 (l)	530,000	535,300

		36,248,667

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Water Utilities (0.0%)
American Water Capital Corp.
3.850%, 3/1/24	$1,000,000	$1,052,900
United Utilities plc
5.375%, 2/1/19	500,000	548,300

		1,601,200

Total Utilities		153,825,216

Total Corporate Bonds		2,715,560,633

Government Securities (61.3%)
Foreign Governments (2.8%)
Asian Development Bank
2.125% 11/24/21	1,500,000	1,501,544
Canadian Government Bond
0.875% 2/14/17	3,300,000	3,303,475
1.625% 2/27/19	3,500,000	3,508,445
Council of Europe Development Bank
1.750% 11/14/19	500,000	497,307
Development Bank of Japan
5.125% 2/1/17	1,200,000	1,300,433
European Bank for Reconstruction & Development
1.750% 11/26/19	1,000,000	999,270
Export Development Canada
1.250% 10/26/16	200,000	201,742
0.875% 1/30/17	1,000,000	999,180
1.000% 5/15/17	1,000,000	999,788
0.750% 12/15/17	1,250,000	1,232,224
1.750% 8/19/19	3,000,000	3,005,997
Export-Import Bank of Korea
4.000% 1/11/17	800,000	838,419
1.750% 2/27/18	1,591,000	1,581,515
2.875% 9/17/18	1,500,000	1,537,012
2.375% 8/12/19	1,250,000	1,250,460
5.125% 6/29/20	500,000	562,840
4.000% 1/29/21	1,500,000	1,604,883
4.375% 9/15/21	200,000	219,089
5.000% 4/11/22	500,000	568,296
4.000% 1/14/24	500,000	538,020
Federative Republic of Brazil
6.000% 1/17/17	2,000,000	2,155,000
8.000% 1/15/18 (b)	1,346,334	1,467,504
5.875% 1/15/19	1,828,000	2,035,478
8.875% 10/14/19	654,000	814,230
4.875% 1/22/21	2,500,000	2,662,500
2.625% 1/5/23	3,350,000	3,065,250
FMS Wertmanagement AoeR
0.625% 4/18/16	2,100,000	2,100,823
1.125% 10/14/16	1,200,000	1,207,286
1.125% 9/5/17	3,000,000	2,992,503
1.000% 11/21/17	1,650,000	1,636,217
1.625% 11/20/18	1,500,000	1,499,668
Inter-American Development Bank
0.625% 9/12/16	1,500,000	1,498,153
International Bank for Reconstruction & Development
1.875% 10/7/19	2,500,000	2,508,513
Japan Bank for International Cooperation
2.500% 1/21/16	2,500,000	2,551,245
2.500% 5/18/16	1,200,000	1,229,724
2.250% 7/13/16	500,000	511,382
1.125% 7/19/17	3,000,000	2,994,239

1.750% 7/31/18	$2,000,000	$2,009,342
1.750% 11/13/18	1,700,000	1,701,970
1.750% 5/29/19	2,500,000	2,489,673
3.375% 7/31/23	2,000,000	2,146,850
Japan Finance Organization for Municipalities
5.000% 5/16/17	1,300,000	1,415,524
4.000% 1/13/21	700,000	768,066
Korea Development Bank
1.000% 1/22/16	1,500,000	1,497,078
3.250% 3/9/16	850,000	870,375
4.000% 9/9/16	1,000,000	1,043,820
1.500% 1/22/18	1,000,000	986,284
3.000% 3/17/19	1,000,000	1,026,773
2.500% 3/11/20	1,000,000	992,944
3.000% 9/14/22	1,000,000	1,002,001
3.750% 1/22/24	500,000	527,869
Korea Finance Corp.
3.250% 9/20/16	650,000	669,207
2.250% 8/7/17	1,000,000	1,009,085
4.625% 11/16/21	250,000	276,315
Province of British Columbia
2.100% 5/18/16	1,000,000	1,020,984
1.200% 4/25/17	1,500,000	1,507,214
2.650% 9/22/21	1,000,000	1,027,806
2.000% 10/23/22	1,300,000	1,264,734
Province of Manitoba
4.900% 12/6/16	1,050,000	1,131,569
1.125% 6/1/18	1,000,000	990,335
1.750% 5/30/19	1,000,000	997,701
2.100% 9/6/22	1,468,000	1,430,044
3.050% 5/14/24	2,000,000	2,062,249
Province of New Brunswick
2.750% 6/15/18	1,312,000	1,359,459
Province of Nova Scotia
5.125% 1/26/17	1,795,000	1,947,853
Province of Ontario
4.750% 1/19/16	125,000	130,512
2.300% 5/10/16	2,000,000	2,043,011
1.000% 7/22/16	8,000,000	8,025,398
4.950% 11/28/16	550,000	590,809
1.100% 10/25/17	1,950,000	1,944,241
1.200% 2/14/18	1,000,000	989,830
2.000% 9/27/18	1,500,000	1,515,920
2.000% 1/30/19	2,100,000	2,103,779
1.650% 9/27/19	1,300,000	1,277,565
4.000% 10/7/19	500,000	544,449
4.400% 4/14/20	5,000,000	5,556,998
2.450% 6/29/22	1,700,000	1,689,978
Province of Quebec
5.125% 11/14/16	1,520,000	1,638,202
4.625% 5/14/18	1,616,000	1,785,391
3.500% 7/29/20	1,700,000	1,820,598
2.750% 8/25/21	2,100,000	2,132,020
2.625% 2/13/23	2,531,000	2,529,508
2.875% 10/16/24	1,000,000	1,004,605
Republic of Chile
3.875% 8/5/20	600,000	645,000
3.250% 9/14/21	1,000,000	1,036,000
2.250% 10/30/22	500,000	480,500
Republic of Colombia
7.375% 1/27/17	1,500,000	1,661,250
7.375% 3/18/19	2,250,000	2,643,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

4.375% 7/12/21	$2,350,000	$2,485,125
2.625% 3/15/23	1,200,000	1,114,200
4.000% 2/26/24	2,000,000	2,045,000
Republic of Italy
4.750% 1/25/16	100,000	103,966
5.250% 9/20/16	2,937,000	3,130,743
5.375% 6/12/17	2,500,000	2,720,291
Republic of Korea
7.125% 4/16/19	1,796,000	2,170,340
3.875% 9/11/23	250,000	273,596
Republic of Panama
5.200% 1/30/20	1,143,000	1,260,157
4.000% 9/22/24	390,000	400,725
Republic of Peru
8.375% 5/3/16	820,000	897,080
7.125% 3/30/19	1,437,000	1,699,253
Republic of Philippines
8.000% 1/15/16	700,000	752,500
6.500% 1/20/20	312,000	374,010
4.000% 1/15/21	5,750,000	6,210,000
4.200% 1/21/24	2,400,000	2,589,000
Republic of Poland
6.375% 7/15/19	2,798,000	3,279,256
5.125% 4/21/21	1,500,000	1,687,635
5.000% 3/23/22	2,062,000	2,313,172
3.000% 3/17/23	1,750,000	1,738,763
4.000% 1/22/24	4,250,000	4,510,312
Republic of South Africa
6.875% 5/27/19	1,995,000	2,281,781
5.500% 3/9/20	1,750,000	1,911,875
5.875% 5/30/22	1,000,000	1,122,500
4.665% 1/17/24	1,000,000	1,033,750
Republic of Turkey
7.500% 7/14/17	11,100,000	12,418,125
6.750% 4/3/18	312,000	348,660
7.500% 11/7/19	2,200,000	2,590,500
3.250% 3/23/23	5,950,000	5,645,063
5.750% 3/22/24	2,000,000	2,235,000
Republic of Uruguay
8.000% 11/18/22	1,000,000	1,320,000
State of Israel
5.500% 11/9/16	564,000	609,825
5.125% 3/26/19	1,587,000	1,793,310
4.000% 6/30/22	1,000,000	1,085,000
3.150% 6/30/23	500,000	508,750
Svensk Exportkredit AB
0.625% 5/31/16	1,250,000	1,249,733
2.125% 7/13/16	1,000,000	1,021,489
5.125% 3/1/17	658,000	715,178
1.125% 4/5/18	2,000,000	1,977,551
1.875% 6/17/19	1,000,000	1,003,551
United Mexican States
5.625% 1/15/17	818,000	880,168
5.950% 3/19/19	3,000,000	3,385,500
5.125% 1/15/20	250,000	275,875
3.500% 1/21/21	2,000,000	2,040,000
3.625% 3/15/22	10,270,000	10,511,345

		237,861,745

Municipal Bonds (0.1%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A
4.839% 1/1/41	$2,000	$2,401
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T
5.491% 11/1/39	4,000	5,068
City & County of Denver, General Obligation Bonds, Series 2010B
5.650% 8/1/30	4,000	4,526
City of Chicago, International Airport, Revenue Bonds, Series 2010B
6.845% 1/1/38	2,000	2,277
6.395% 1/1/40	4,000	5,456
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE
6.011% 6/15/42	4,000	5,424
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG
5.724% 6/15/42	2,000	2,638
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A
5.508% 8/1/37	8,000	9,963
City of New York, General Obligation Bonds, Series 2009-A1
5.206% 10/1/31	4,000	4,627
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E
4.200% 12/1/21	155,000	170,105
County of Clark Airport System, Revenue Bonds, Series 2009B
6.881% 7/1/42	4,000	4,636
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E
6.750% 8/1/49	4,000	5,961
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B
6.731% 7/1/43	204,000	277,028
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B
6.138% 5/1/49	4,000	5,409
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A
2.107% 7/1/18	1,000,000	1,006,920
2.995% 7/1/20	750,000	758,850

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
6.637% 4/1/57	$2,000	$2,651
7.055% 4/1/57	4,000	4,885
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM
(Zero Coupon), 2/15/19	1,000,000	888,880
(Zero Coupon), 2/15/23	1,000,000	715,160
Ohio State University, Revenue Bonds, Series 2010C
4.910% 6/1/40	4,000	4,830
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B
5.511% 12/1/45	1,000	1,233
5.561% 12/1/49	3,000	3,740
Regents of the University of California, Revenue Bonds, Series 2013-AH
1.796% 7/1/19	175,000	173,502
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793% 4/1/30	4,000	5,108
7.043% 4/1/50	4,000	5,948
State of California, Various Purposes, General Obligation Bonds, Series 2009
5.950% 4/1/16	35,000	37,291
5.750% 3/1/17	200,000	219,662
6.200% 3/1/19	200,000	229,806
6.200% 10/1/19	400,000	468,284
State of Illinois, General Obligation Bonds, Series 2011
4.961% 3/1/16	3,400,000	3,541,882
5.365% 3/1/17	310,000	331,871
5.665% 3/1/18	2,500,000	2,737,575
5.877% 3/1/19	60,000	66,247
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E
5.770% 3/15/39	2,000	2,467

		11,712,311

Supranational (2.8%)
African Development Bank
2.500% 3/15/16	2,150,000	2,200,850
0.750% 10/18/16	2,250,000	2,248,615
0.875% 5/15/17	1,860,000	1,851,780
0.875% 3/15/18	2,000,000	1,966,091
Asian Development Bank
2.500% 3/15/16	2,750,000	2,815,373
0.500% 6/20/16	2,250,000	2,248,030
5.500% 6/27/16	3,250,000	3,483,284
0.750% 1/11/17	1,000,000	998,313
1.125% 3/15/17	1,000,000	1,004,003
1.750% 9/11/18	3,100,000	3,127,070
1.875% 10/23/18	1,900,000	1,923,760
1.750% 3/21/19	1,350,000	1,355,814
1.375% 3/23/20	650,000	634,390

Corp. Andina de Fomento
3.750% 1/15/16	$2,250,000	$2,306,250
5.750% 1/12/17	346,000	374,545
8.125% 6/4/19	1,229,000	1,530,105
Council of Europe Development Bank
2.625% 2/16/16	1,900,000	1,944,526
1.500% 2/22/17	1,500,000	1,516,473
1.500% 6/19/17	200,000	201,825
1.000% 3/7/18	1,500,000	1,482,362
1.125% 5/31/18	1,000,000	989,003
European Bank for Reconstruction & Development
2.500% 3/15/16	3,500,000	3,582,023
1.375% 10/20/16	250,000	252,751
1.000% 2/16/17	1,500,000	1,501,424
0.750% 9/1/17	2,250,000	2,224,984
1.625% 4/10/18	1,600,000	1,645,178
1.000% 6/15/18	2,150,000	2,116,430
1.625% 11/15/18	100,000	99,976
1.750% 6/14/19	2,000,000	2,004,724
European Investment Bank
4.875% 2/16/16	3,305,000	3,465,157
2.250% 3/15/16	7,000,000	7,144,983
0.625% 4/15/16	5,250,000	5,255,045
2.125% 7/15/16	1,000,000	1,022,623
0.500% 8/15/16	5,750,000	5,732,586
5.125% 9/13/16	2,125,000	2,282,156
1.125% 12/15/16	3,000,000	3,016,167
4.875% 1/17/17	3,021,000	3,263,559
0.875% 4/18/17	2,200,000	2,194,779
5.125% 5/30/17	3,401,000	3,730,760
1.625% 6/15/17	4,000,000	4,055,540
1.000% 8/17/17	7,000,000	6,979,790
1.125% 9/15/17	2,415,000	2,413,489
1.000% 12/15/17	2,824,000	2,804,325
1.000% 3/15/18	4,000,000	3,957,638
1.000% 6/15/18	5,500,000	5,420,940
1.625% 12/18/18	2,500,000	2,502,149
1.875% 3/15/19	3,000,000	3,027,147
1.750% 6/17/19	5,000,000	5,029,131
2.875% 9/15/20	2,750,000	2,886,022
4.000% 2/16/21	2,200,000	2,449,126
2.500% 4/15/21	2,000,000	2,054,775
3.250% 1/29/24	3,100,000	3,328,417
2.500% 10/15/24	3,000,000	3,058,802
Inter-American Development Bank
5.125% 9/13/16	2,883,000	3,096,104
1.375% 10/18/16	2,250,000	2,274,618
0.875% 11/15/16	200,000	200,311
1.000% 7/14/17	2,000,000	1,995,103
0.875% 3/15/18	500,000	492,142
4.250% 9/10/18	1,967,000	2,154,810
3.875% 9/17/19	1,000,000	1,094,492
1.750% 10/15/19	5,000,000	4,994,116
3.875% 2/14/20	3,349,000	3,677,082
1.375% 7/15/20	5,000,000	4,850,024
2.125% 11/9/20	3,100,000	3,115,068
3.000% 2/21/24	2,000,000	2,111,783
International Bank for Reconstruction & Development
2.125% 3/15/16	7,065,000	7,203,677
5.000% 4/1/16	916,000	966,792
0.500% 4/15/16	3,400,000	3,399,479

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

0.500% 5/16/16	$3,500,000	$3,496,657
1.000% 9/15/16	1,000,000	1,005,080
0.625% 10/14/16	3,500,000	3,492,732
0.750% 12/15/16	2,000,000	1,997,114
0.875% 4/17/17	4,000,000	3,991,419
9.250% 7/15/17	599,000	714,807
1.125% 7/18/17	2,500,000	2,502,681
1.375% 4/10/18	2,000,000	2,000,197
1.875% 3/15/19	3,700,000	3,734,984
2.125% 11/1/20	2,150,000	2,166,681
2.250% 6/24/21	1,000,000	1,009,859
7.625% 1/19/23	1,000,000	1,393,561
2.125% 2/13/23	1,319,000	1,306,463
International Finance Corp.
2.250% 4/11/16	500,000	510,657
0.500% 5/16/16	1,000,000	998,638
0.625% 11/15/16	2,250,000	2,244,379
1.125% 11/23/16	3,000,000	3,020,717
2.125% 11/17/17	4,250,000	4,356,748
0.625% 12/21/17	624,000	612,163
0.875% 6/15/18	2,750,000	2,696,232
1.750% 9/4/18	3,000,000	3,023,478
1.750% 9/16/19	2,500,000	2,499,766
Nordic Investment Bank
2.250% 3/15/16	500,000	509,994
0.500% 4/14/16	3,500,000	3,495,618
5.000% 2/1/17	1,817,000	1,967,556
1.000% 3/7/17	1,000,000	1,000,231
0.750% 1/17/18	824,000	810,286
North American Development Bank
4.375% 2/11/20	500,000	545,987
2.400% 10/26/22	1,150,000	1,113,825

		236,549,169

U.S. Government Agencies (5.2%)
Federal Farm Credit Bank
0.450% 7/12/16	500,000	498,778
5.125% 8/25/16	485,000	520,325
0.540% 11/7/16	4,000,000	3,974,950
4.875% 1/17/17	6,232,000	6,739,820
1.290% 6/14/19	1,000,000	982,986
2.500% 6/20/22	1,000,000	987,717
Federal Home Loan Bank
0.375% 2/19/16	4,500,000	4,495,634
1.000% 3/11/16	5,000,000	5,032,711
5.375% 5/18/16	6,100,000	6,508,565
2.125% 6/10/16	5,000,000	5,109,590
5.625% 6/13/16	2,150,000	2,304,132
0.375% 6/24/16	5,000,000	4,983,976
0.500% 9/28/16	4,000,000	3,990,339
1.125% 9/28/16	5,000,000	5,014,497
0.625% 11/23/16	2,040,000	2,036,034
1.625% 12/9/16	5,000,000	5,080,084
4.750% 12/16/16	11,621,000	12,537,559
0.625% 12/28/16	2,500,000	2,493,392
1.000% 3/27/17	5,000,000	4,997,859
4.875% 5/17/17	3,169,000	3,458,959
0.875% 5/24/17	5,000,000	4,998,729
5.250% 6/5/17	3,135,000	3,455,494
1.000% 6/21/17	7,400,000	7,406,501
1.050% 7/26/17	250,000	249,349
1.000% 8/9/17	500,000	498,014

0.750% 9/8/17	$2,000,000	$1,983,530
5.000% 11/17/17	7,676,000	8,510,482
1.375% 3/9/18	2,000,000	2,003,519
1.300% 6/5/18	5,000,000	4,970,928
1.150% 7/25/18	1,000,000	986,000
1.875% 3/8/19	500,000	505,490
1.650% 7/18/19	250,000	248,549
1.875% 3/13/20	2,000,000	1,999,668
4.125% 3/13/20	4,000,000	4,442,154
5.500% 7/15/36	3,000	4,100
Federal Home Loan Mortgage Corp.
4.750% 1/19/16	3,500,000	3,656,383
0.500% 5/13/16	3,899,000	3,898,160
5.500% 7/18/16	3,693,000	3,969,463
0.650% 7/29/16	1,000,000	1,000,285
2.000% 8/25/16	1,299,000	1,328,431
0.700% 9/27/16	250,000	249,856
0.650% 9/30/16	5,000,000	4,993,134
0.750% 10/5/16	2,000,000	1,992,105
0.875% 10/14/16	3,000,000	3,011,182
5.125% 10/18/16	6,053,000	6,528,872
0.625% 11/1/16	1,280,000	1,276,335
0.875% 2/22/17	3,160,000	3,167,831
1.000% 3/8/17	5,000,000	5,009,922
5.000% 4/18/17	5,577,000	6,093,021
1.250% 5/12/17	5,000,000	5,034,055
1.000% 6/29/17	3,500,000	3,504,817
1.150% 6/30/17	2,000,000	1,999,463
1.000% 7/25/17	1,000,000	999,662
1.000% 7/28/17	5,000,000	5,001,801
5.500% 8/23/17	450,000	502,333
1.000% 9/29/17	5,750,000	5,742,156
5.125% 11/17/17	7,687,000	8,553,777
1.250% 12/5/17	2,000,000	1,995,293
1.000% 1/11/18	2,000,000	1,981,773
0.750% 1/12/18	6,000,000	5,922,382
0.875% 3/7/18	3,000,000	2,965,828
1.100% 5/7/18	2,000,000	1,981,123
1.125% 5/25/18	1,000,000	990,901
4.875% 6/13/18	2,000,000	2,240,433
3.750% 3/27/19	7,220,000	7,841,908
1.750% 5/30/19	8,000,000	8,035,863
2.000% 7/30/19	600,000	608,563
1.250% 8/1/19	3,500,000	3,431,554
1.250% 10/2/19	7,500,000	7,348,662
1.375% 5/1/20	10,350,000	10,097,034
2.375% 1/13/22	20,947,000	21,221,611
Federal National Mortgage Association
0.520% 2/26/16	1,500,000	1,500,958
5.000% 3/15/16	4,636,000	4,885,798
2.375% 4/11/16	5,000,000	5,121,446
0.375% 7/5/16	2,000,000	1,994,465
0.625% 8/26/16	3,000,000	3,000,838
5.250% 9/15/16	5,100,000	5,491,747
1.250% 9/28/16	6,000,000	6,061,106
0.625% 10/25/16	7,000,000	6,981,933
4.875% 12/15/16	3,400,000	3,672,484
1.250% 1/30/17	2,000,000	2,017,893
5.000% 2/13/17	4,000,000	4,352,005
0.750% 3/6/17	1,000,000	995,979
0.750% 4/20/17	3,000,000	2,992,261
1.125% 4/27/17	12,000,000	12,051,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

5.000% 5/11/17	$3,999,000	$4,373,986
2.000% 5/16/17	1,000,000	1,018,667
(Zero Coupon), 6/1/17	3,000,000	2,926,655
5.375% 6/12/17	6,412,000	7,086,125
1.000% 8/21/17	500,000	497,869
0.950% 8/23/17	2,500,000	2,486,282
0.875% 8/28/17	11,350,000	11,303,618
1.000% 9/20/17	2,000,000	1,992,765
1.000% 9/27/17	1,500,000	1,496,759
0.875% 10/26/17	4,750,000	4,721,519
0.900% 11/7/17	4,300,000	4,259,558
0.875% 12/20/17	5,000,000	4,955,933
1.000% 12/28/17	4,000,000	3,955,733
1.030% 1/30/18	1,000,000	991,201
0.875% 2/8/18	3,000,000	2,968,763
1.200% 2/28/18	1,000,000	994,507
0.875% 5/21/18	3,812,000	3,752,409
1.250% 6/20/18	1,000,000	993,629
1.500% 8/28/18	1,000,000	997,590
1.625% 11/27/18	10,000,000	10,065,456
1.250% 12/28/18	250,000	246,553
1.750% 1/30/19	700,000	705,108
1.875% 2/19/19	2,000,000	2,024,252
1.750% 6/20/19	3,000,000	3,014,984
1.750% 9/12/19	8,000,000	8,017,266
1.700% 10/4/19	200,000	199,008
(Zero Coupon), 10/9/19	4,000,000	3,596,276
1.500% 10/9/19	1,500,000	1,484,833
1.550% 10/29/19	3,000,000	2,973,676
1.750% 3/6/20	1,000,000	997,050
2.250% 10/17/22	2,500,000	2,430,993
2.200% 10/25/22	325,000	315,066
2.500% 3/27/23	250,000	244,843
2.625% 9/6/24	5,000,000	5,064,609
Financing Corp.
10.700% 10/6/17	1,200,000	1,514,737
9.800% 4/6/18	250,000	318,417

		444,293,642

U.S. Treasuries (50.4%)
U.S. Treasury Bonds
9.250% 2/15/16	9,068,000	9,963,554
7.250% 5/15/16	2,719,000	2,968,304
7.500% 11/15/16	18,212,000	20,513,221
8.750% 5/15/17	11,386,000	13,495,523
8.875% 8/15/17	2,903,000	3,495,592
9.125% 5/15/18	3,533,000	4,451,758
9.000% 11/15/18	1,386,000	1,784,679
8.875% 2/15/19	7,432,000	9,643,600
8.125% 8/15/19	14,212,000	18,364,985
8.500% 2/15/20	187,000	249,968
8.750% 8/15/20	1,880,000	2,582,520
7.125% 2/15/23	4,312,000	5,960,837
6.250% 8/15/23	2,000,000	2,662,461
U.S. Treasury Notes
0.375% 1/15/16	23,000,000	23,018,644
0.375% 1/31/16	5,700,000	5,704,064
2.000% 1/31/16	5,000,000	5,089,013
0.375% 2/15/16	28,250,000	28,256,207
4.500% 2/15/16	7,000,000	7,322,246
0.250% 2/29/16	61,000,000	60,913,624
2.125% 2/29/16	30,000,000	30,609,228
2.625% 2/29/16	14,157,000	14,523,022

0.375% 3/15/16	$27,500,000	$27,498,254
0.375% 3/31/16	1,800,000	1,799,552
2.250% 3/31/16	3,000,000	3,069,433
2.375% 3/31/16	10,520,000	10,776,785
0.250% 4/15/16	20,000,000	19,964,550
0.375% 4/30/16	25,000,000	24,988,283
2.000% 4/30/16	8,000,000	8,164,023
2.625% 4/30/16	8,932,000	9,189,318
0.250% 5/15/16	32,500,000	32,418,275
5.125% 5/15/16	22,314,000	23,736,953
0.375% 5/31/16	25,000,000	24,978,637
1.750% 5/31/16	14,820,000	15,085,646
0.500% 6/15/16	31,000,000	31,016,802
0.500% 6/30/16	75,000,000	75,011,355
1.500% 6/30/16	10,624,000	10,781,129
3.250% 6/30/16	12,000,000	12,486,914
0.625% 7/15/16	92,000,000	92,167,560
0.500% 7/31/16	25,000,000	25,004,883
1.500% 7/31/16	30,000,000	30,453,075
3.250% 7/31/16	10,554,000	11,004,039
0.625% 8/15/16	52,000,000	52,062,462
4.875% 8/15/16	14,597,000	15,615,227
0.500% 8/31/16	30,000,000	29,977,440
1.000% 8/31/16	2,809,000	2,829,080
3.000% 8/31/16	17,972,000	18,696,146
0.875% 9/15/16	30,000,000	30,148,827
1.000% 9/30/16	28,000,000	28,199,884
3.000% 9/30/16	28,118,000	29,289,812
0.625% 10/15/16	2,000,000	2,000,332
0.375% 10/31/16	40,000,000	39,824,804
1.000% 10/31/16	35,000,000	35,247,460
3.125% 10/31/16	23,864,000	24,940,443
0.625% 11/15/16	2,000,000	1,999,688
4.625% 11/15/16	15,000,000	16,111,743
0.500% 11/30/16	25,000,000	24,936,400
2.750% 11/30/16	49,079,000	51,009,567
0.625% 12/15/16	16,000,000	15,989,219
0.875% 12/31/16	17,434,000	17,495,122
3.250% 12/31/16	22,350,000	23,469,464
0.750% 1/15/17	20,250,000	20,264,436
0.875% 1/31/17	10,000,000	10,028,613
3.125% 1/31/17	6,011,000	6,309,026
0.625% 2/15/17	850,000	847,634
4.625% 2/15/17	9,617,000	10,401,293
0.875% 2/28/17	38,500,000	38,587,980
3.000% 2/28/17	21,764,000	22,803,529
0.750% 3/15/17	1,000,000	999,590
1.000% 3/31/17	28,000,000	28,116,757
3.250% 3/31/17	15,153,000	15,981,236
0.875% 4/30/17	27,497,000	27,524,926
3.125% 4/30/17	19,464,000	20,498,404
4.500% 5/15/17	20,957,000	22,746,531
0.625% 5/31/17	1,686,000	1,676,072
2.750% 5/31/17	19,837,000	20,733,733
0.750% 6/30/17	30,000,000	29,878,125
2.500% 6/30/17	37,303,000	38,757,235
0.500% 7/31/17	15,000,000	14,826,563
2.375% 7/31/17	13,000,000	13,468,711
0.875% 8/15/17	30,000,000	29,919,141
4.750% 8/15/17	25,224,000	27,690,731
0.625% 8/31/17	45,809,000	45,354,043
1.875% 8/31/17	21,197,000	21,679,522
0.625% 9/30/17	30,000,000	29,664,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

1.875% 9/30/17	$48,759,000	$49,873,694
0.750% 10/31/17	29,373,000	29,124,878
1.875% 10/31/17	3,811,000	3,898,757
0.875% 11/15/17	15,000,000	14,922,070
4.250% 11/15/17	13,921,000	15,169,948
0.625% 11/30/17	28,000,000	27,628,127
2.250% 11/30/17	36,150,000	37,364,412
0.750% 12/31/17	42,707,000	42,240,725
2.750% 12/31/17	3,571,000	3,741,913
0.875% 1/31/18	27,000,000	26,773,243
2.625% 1/31/18	2,500,000	2,609,375
3.500% 2/15/18	30,639,000	32,818,138
0.750% 2/28/18	29,997,000	29,577,510
2.750% 2/28/18	31,561,000	33,066,002
0.750% 3/31/18	15,000,000	14,765,772
2.875% 3/31/18	20,000,000	21,031,446
0.625% 4/30/18	49,682,000	48,668,954
2.625% 4/30/18	9,561,000	9,993,393
3.875% 5/15/18	7,225,000	7,851,896
1.000% 5/31/18	30,000,000	29,700,000
2.375% 5/31/18	17,700,000	18,342,489
1.375% 6/30/18	50,624,000	50,723,866
2.375% 6/30/18	10,000,000	10,361,426
1.375% 7/31/18	60,550,000	60,602,037
2.250% 7/31/18	32,000,000	33,024,688
4.000% 8/15/18	10,460,000	11,466,672
1.500% 8/31/18	18,249,000	18,333,117
1.375% 9/30/18	95,500,000	95,380,625
1.250% 10/31/18	2,000,000	1,986,914
1.750% 10/31/18	20,000,000	20,253,516
3.750% 11/15/18	26,904,000	29,307,757
1.250% 11/30/18	40,000,000	39,700,392
1.375% 12/31/18	17,650,000	17,575,194
1.500% 12/31/18	26,600,000	26,637,405
1.250% 1/31/19	25,000,000	24,758,545
1.500% 1/31/19	21,250,000	21,257,055
2.750% 2/15/19	29,907,000	31,461,054
1.375% 2/28/19	15,812,000	15,720,124
1.500% 2/28/19	45,500,000	45,515,998
1.500% 3/31/19	5,050,000	5,048,520
1.250% 4/30/19	2,000,000	1,976,582
1.625% 4/30/19	43,000,000	43,141,092
3.125% 5/15/19	37,954,000	40,459,556
1.500% 5/31/19	25,000,000	24,939,698
1.000% 6/30/19	4,600,000	4,487,965
1.625% 6/30/19	5,000,000	5,012,597
0.875% 7/31/19	1,500,000	1,453,374
1.625% 7/31/19	40,000,000	40,057,812
3.625% 8/15/19	38,086,000	41,538,286
1.625% 8/31/19	30,000,000	30,025,488
1.000% 9/30/19	5,000,000	4,862,109
1.750% 9/30/19	50,000,000	50,283,690
1.250% 10/31/19	1,000,000	983,691
1.500% 10/31/19	35,000,000	34,773,732
3.375% 11/15/19	36,223,000	39,245,357
1.500% 11/30/19	45,000,000	44,707,324
1.125% 12/31/19	2,000,000	1,950,254
1.625% 12/31/19	35,000,000	34,949,414
1.375% 1/31/20	10,000,000	9,860,059

3.625% 2/15/20	$42,855,000	$46,986,488
1.250% 2/29/20	2,500,000	2,446,948
1.125% 3/31/20	7,500,000	7,284,302
3.500% 5/15/20	41,024,000	44,740,196
1.375% 5/31/20	16,061,000	15,755,150
2.625% 8/15/20	50,687,000	52,919,899
2.125% 8/31/20	36,000,000	36,616,288
2.000% 9/30/20	1,100,000	1,110,667
2.625% 11/15/20	44,196,000	46,117,059
2.000% 11/30/20	1,000,000	1,008,418
2.375% 12/31/20	16,000,000	16,469,219
2.125% 1/31/21	41,000,000	41,588,174
3.625% 2/15/21	52,140,000	57,406,953
2.000% 2/28/21	1,000,000	1,006,582
2.250% 3/31/21	1,100,000	1,122,666
3.125% 5/15/21	51,569,000	55,322,862
2.250% 7/31/21	15,000,000	15,290,625
2.125% 8/15/21	50,062,000	50,639,866
2.000% 8/31/21	15,000,000	15,040,137
2.125% 9/30/21	25,000,000	25,272,217
2.000% 10/31/21	25,000,000	25,056,640
2.000% 11/15/21	37,978,000	38,101,132
2.000% 2/15/22	42,662,000	42,745,323
1.750% 5/15/22	17,936,000	17,627,375
1.625% 8/15/22	38,928,800	37,832,028
1.625% 11/15/22	35,304,700	34,226,943
2.000% 2/15/23	93,030,900	92,593,004
1.750% 5/15/23	70,514,600	68,607,124
2.500% 8/15/23	6,750,000	6,962,520
2.750% 11/15/23	30,000,000	31,562,694
2.750% 2/15/24	22,000,000	23,135,880
2.500% 5/15/24	50,000,000	51,468,260
2.375% 8/15/24	45,000,000	45,803,758
2.250% 11/15/24	35,000,000	35,237,205

		4,317,860,639

Total Government Securities		5,248,277,506

Total Long-Term Debt Securities (93.0%) (Cost $7,811,038,862)		7,963,838,139

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Fannie Mae 8.250% (l)*	22,000	85,140
Freddie Mac 8.375% (l)*	17,000	67,150

Total Preferred Stocks (0.0%) (Cost $18,166)		152,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(6.2%)
iShares® Barclays 1-3 Year Treasury Bond ETF	2,420,000	$204,369,000
iShares® Barclays 3-7 Year Treasury Bond ETF	1,673,449	204,679,547
iShares® Barclays 7-10 Year Treasury Bond ETF	1,125,971	119,341,666

Total Investment Companies (6.2%) (Cost $525,051,822)		528,390,213

Total Investments (99.2%) (Cost $8,336,108,850)		8,492,380,642
Other Assets Less Liabilities (0.8%)		70,723,215

Net Assets (100%)		$8,563,103,857

*	Non-income producing.
(b)	Illiquid security.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $22,463,696 or 0.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2014, the market value of these securities amounted to $2,022,500 or 0.0% of net assets.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$174,776,921	$—	$174,776,921
Consumer Staples	—	194,151,444	—	194,151,444
Energy	—	285,661,372	—	285,661,372
Financials	—	1,139,705,119	—	1,139,705,119
Health Care	—	210,662,666	—	210,662,666
Industrials	—	151,420,499	—	151,420,499
Information Technology	—	165,785,828	—	165,785,828
Materials	—	130,873,205	—	130,873,205
Telecommunication Services	—	108,698,363	—	108,698,363
Utilities	—	153,825,216	—	153,825,216
Government Securities
Foreign Governments	—	237,861,745	—	237,861,745
Municipal Bonds	—	11,712,311	—	11,712,311
Supranational	—	236,549,169	—	236,549,169
U.S. Government Agencies	—	444,293,642	—	444,293,642
U.S. Treasuries	—	4,317,860,639	—	4,317,860,639
Investment Companies
Exchange Traded Funds (ETFs)	528,390,213	—	—	528,390,213

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Preferred Stocks
Financials	$152,290	$—	$—	$152,290

Total Assets	$528,542,503	$7,963,838,139	$—	$8,492,380,642

Total Liabilities	$—	$—	$—	$—

Total	$528,542,503	$7,963,838,139	$—	$8,492,380,642

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivative contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$870,598,898
Long-term U.S. government debt securities	1,321,907,924

$2,192,506,822

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$715,999,007
Long-term U.S. government debt securities	1,224,619,694

$1,940,618,701

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$177,962,127
Aggregate gross unrealized depreciation	(22,482,280)

Net unrealized appreciation	$155,479,847

Federal income tax cost of investments	$8,336,900,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $8,336,108,850)	$8,492,380,642
Cash	122,643,840
Foreign cash (Cost $491)	443
Dividends, interest and other receivables	53,388,457
Receivable for securities sold	14,781,327
Receivable from Separate Accounts for Trust shares sold	1,700,880
Other assets	18,676

Total assets	8,684,914,265

LIABILITIES
Payable for securities purchased	115,813,867
Investment management fees payable	2,494,576
Payable to Separate Accounts for Trust shares redeemed	1,551,679
Administrative fees payable	732,372
Distribution fees payable – Class IB	479,936
Distribution fees payable – Class IA	18,829
Trustees’ fees payable	10,288
Other liabilities	87,086
Accrued expenses	621,775

Total liabilities	121,810,408

NET ASSETS	$8,563,103,857

Net assets were comprised of:
Paid in capital	$8,664,512,082
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(257,679,969)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	156,271,744

Net assets	$8,563,103,857

Class IA
Net asset value, offering and redemption price per share, $88,462,042 / 8,869,994 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.97

Class IB
Net asset value, offering and redemption price per share, $2,251,635,466 / 225,390,925 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.99

Class K
Net asset value, offering and redemption price per share, $6,223,006,349 / 624,047,723 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.97

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$167,969,988
Dividends	4,937,906

Total income	172,907,894

EXPENSES
Investment management fees	28,819,978
Administrative fees	8,470,966
Distribution fees – Class IB	5,855,185
Printing and mailing expenses	618,178
Distribution fees – Class IA	228,926
Professional fees	211,402
Trustees’ fees	209,128
Custodian fees	191,500
Miscellaneous	300,024

Total expenses	44,905,287

NET INVESTMENT INCOME (LOSS)	128,002,607

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	20,494,408
Change in unrealized appreciation (depreciation) on:
Investments	63,833,178
Foreign currency translations	(60)

Net change in unrealized appreciation (depreciation)	63,833,118

NET REALIZED AND UNREALIZED GAIN (LOSS)	84,327,526

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$212,330,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$128,002,607	$108,590,118
Net realized gain (loss) on investments and foreign currency transactions	20,494,408	9,474,329
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	63,833,118	(215,376,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	212,330,133	(97,311,819)

DIVIDENDS:
Dividends from net investment income
Class IA	(1,167,788)	(1,122,014)
Class IB	(29,756,465)	(28,718,028)
Class K	(97,450,526)	(78,441,416)

TOTAL DIVIDENDS:	(128,374,779)	(108,281,458)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 413,983 and 794,917 shares, respectively ]	4,150,065	7,983,843
Capital shares issued in reinvestment of dividends [ 117,237 and 113,238 shares, respectively ]	1,167,788	1,122,014
Capital shares repurchased [ (1,268,629) and (2,757,604) shares, respectively ]	(12,707,307)	(27,799,295)

Total Class IA transactions	(7,389,454)	(18,693,438)

Class IB
Capital shares sold [ 14,419,790 and 21,295,153 shares, respectively ]	144,718,352	214,592,737
Capital shares sold in-kind (Note 9)[ 0 and 105,095,962 shares, respectively ]	—	1,052,097,769
Capital shares issued in reinvestment of dividends [ 2,982,331 and 2,893,496 shares, respectively ]	29,756,465	28,718,028
Capital shares repurchased [ (35,085,491) and (32,340,854) shares, respectively ]	(352,382,745)	(325,094,852)

Total Class IB transactions	(177,907,928)	970,313,682

Class K
Capital shares sold [ 90,503,819 and 113,105,379 shares, respectively ]	908,100,698	1,140,097,260
Capital shares sold in-kind (Note 9)[ 31,273,561 and 1 shares, respectively ]	311,985,709	7
Capital shares issued in reinvestment of dividends [ 9,785,357 and 7,917,889 shares, respectively ]	97,450,526	78,441,416
Capital shares repurchased [ (58,621,279) and (58,597,385) shares, respectively ]	(588,725,443)	(589,501,131)

Total Class K transactions	728,811,490	629,037,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	543,514,108	1,580,657,796

TOTAL INCREASE (DECREASE) IN NET ASSETS	627,469,462	1,375,064,519
NET ASSETS:
Beginning of year	7,935,634,395	6,560,569,876

End of year (a)	$8,563,103,857	$7,935,634,395

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.87	$10.15	$9.98	$9.71	$9.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.13	0.15	0.21	0.28
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.09	(0.29)	0.17	0.28	0.28

Total from investment operations	0.23	(0.16)	0.32	0.49	0.56

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.15)	(0.22)	(0.24)

Net asset value, end of year	$9.97	$9.87	$10.15	$9.98	$9.71

Total return	2.36%	(1.59)%	3.20%	5.01%	6.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$88,462	$94,808	$116,262	$127,549	$5,775,848
Ratio of expenses to average net assets (f)	0.71%	0.72%	0.72%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.31%	1.48%	2.11%	2.85%
Portfolio turnover rate^	24%	33%	32%	79%	83%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.88	$10.17	$10.00	$9.72	$9.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.13	0.15	0.17	0.26
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.10	(0.30)	0.17	0.30	0.28

Total from investment operations	0.24	(0.17)	0.32	0.47	0.54

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.15)	(0.19)	(0.22)

Net asset value, end of year	$9.99	$9.88	$10.17	$10.00	$9.72

Total return	2.46%	(1.69)%	3.20%	4.85%	5.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,251,635	$2,402,741	$1,485,443	$1,355,385	$1,308,869
Ratio of expenses to average net assets (f)	0.71%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.30%	1.47%	1.73%	2.64%
Portfolio turnover rate^	24%	33%	32%	79%	83%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$9.87	$10.15	$9.98	$10.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.18	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.10	(0.30)	0.17	0.02

Total from investment operations	0.26	(0.14)	0.35	0.08

Less distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.18)	(0.22)

Net asset value, end of period	$9.97	$9.87	$10.15	$9.98

Total return (b)	2.62%	(1.34)%	3.46%	0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,223,006	$5,438,085	$4,958,865	$5,256,236
Ratio of expenses to average net assets (a)(f)	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	1.60%	1.56%	1.72%	1.74%
Portfolio turnover rate^	24%	33%	32%	79%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with seventy-nine diversified portfolios and three non-diversified portfolios (each a “Portfolio”). These financial statements present two of the diversified Portfolios. The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

Each of the investment sub-advisers (each a Sub-Adviser) independently chooses and maintains a portfolio of securities for its Portfolios.

The Trust issues three classes of shares, Class IA, Class IB and Class K. The Class IA and Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC.

The investment objectives of each Portfolio are as follows:

EQ/Common Stock Index Portfolio (sub-advised by AllianceBernstein L.P. (an affiliate of FMG LLC) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Core Bond Index Portfolio (sub-advised by SSgA Funds Management, Inc.) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays U.S. Intermediate Government/Credit Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays U.S. Intermediate Government/Credit Bond Index.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities

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listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Corporate and Municipal bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees (“Pricing Procedures”) of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the net asset values (“NAVs”) of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

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•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2014, is included in the Portfolios of Investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period. Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Sub- Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by an Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from its pricing agent. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data and actions taken by other clients of the pricing vendor. The Committee also notes the materiality of holdings and price changes on Portfolio NAVs.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. At December 31, 2014, none of the Portfolios applied these procedures.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Portfolio is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

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The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized gains in the Statements of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2014. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

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Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to Capital Loss Carryovers (EQ/Common Stock Index Portfolio and EQ/Core Bond Index Portfolio) and Wash Sale Loss Deferrals (EQ/Common Stock Index Portfolio). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2014 and December 31, 2013, were as follows:

	Year Ended December 31, 2014				Year Ended December 31, 2013
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Common Stock Index	$69,508,039	$—	$—	$—	$67,518,170	$—	$—	$—
EQ/Core Bond Index	128,374,779	—	—	—	108,281,458	—	—	—

Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2014 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Common Stock Index	$454,827	$2,603,162	$(3,057,989)
EQ/Core Bond Index	372,172	(29,786)	(342,386)

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Net Capital losses and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolios’ next taxable year. For the year ended December 31, 2014, the Portfolios deferred to January 1, 2015 post-October losses of:

Portfolios:	Specified Loss	Short- Term Capital Loss (gain)	Long- Term Capital Loss (gain)
EQ/Common Stock Index	$—	$—	$—
EQ/Core Bond Index	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the RIC Mod Act, net capital losses incurred by the Portfolios were carried forward for up to eight years and treated as 100% short-term. The RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses, therefore some net capital loss carryforwards that would have been utilized under prior law may expire unused. Pre-enactment and post-enactment net capital losses that will be carried forward, if any, are presented in the table below.

The following Portfolios have capital loss carryforward amounts from prior to the RIC Mod Act available for use and utilized during 2014 as follows:

	Expiring
Portfolios:	2015	2016	2017	2018	Total	Utilized
EQ/Common Stock Index	$—	$—	$1,418,665,046	$—	$1,418,665,046	$270,523,389
EQ/Core Bond Index	—	55,362,012	201,163,515	—	256,525,527	8,950,838

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments.

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Futures Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

The Portfolios may be exposed to foreign currency risks associated with portfolio investments.

Certain Portfolios purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations. The Portfolios may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency exchange contracts to gain exposure to currencies. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Market and Credit Risk:

Futures contracts, involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions.

Offsetting Assets and Liabilities:

The Portfolios adopted Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information enables users of the Portfolios’ financial statements to evaluate the effect or potential effect of netting arrangements on the Portfolios’ financial position.

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For U.S. GAAP purposes, the Portfolios do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

Recent Accounting Standard:

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU impacts the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. This ASU is effective for interim and annual reporting periods beginning after December 15, 2014.

In July 2014, the Securities and Exchange Commission (“SEC”) passed certain Money Market reforms. This regulation mandates that institutional and prime money market funds move to a floating NAV, provides the ability for a fund’s board of directors to impose certain liquidity fees and redemption gates, and enhances Money Market reporting requirements. Management is currently evaluating the impact of applying this regulation.

Note 2	Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with FMG LLC. The Management Agreements state that the Manager will, among other things: (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Sub-Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Sub-Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board. For the year ended December 31, 2014, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
EQ/Common Stock Index	0.350%	0.340%	0.330%	0.320%
EQ/Core Bond Index	0.350%	0.340%	0.330%	0.320%

On behalf of the Trust, the Manager has entered into an investment advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers for the Trust’s Portfolios. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment sub-advisory services to the Portfolios, including the fees of the Sub-Advisers of each Portfolio.

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Note 3	Administrative Fees

FMG LLC serves as Administrator to the Trust. As Administrator, FMG LLC provides the Trust with necessary administrative, fund accounting, and compliance services. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays FMG LLC an annual fee payable monthly as follows:

For all Portfolios:

All Portfolios each pay the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge for all Portfolios*

0.12% on the first $3 billion

0.11% on the next $3 billion

0.105% on the next $4 billion

0.10% on the next $20 billion

0.0975% on the next $10 billion

0.095% on assets thereafter

*	With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, AXA Strategy Portfolios, Tactical Portfolios and the Multiadviser Portfolios, including Portfolios of the Trust not presented in these financial statements.

Prior to September 1, 2014, the Administrative fee was the following:

For all Portfolios:

All Portfolios each pay an annual fixed charge of $30,000, if the Portfolio’s average net assets are less than $5 billion, plus:

Total Trust average daily net asset charge for all Portfolios*

0.12% on the first $3 billion

0.11% on the next $3 billion

0.105% on the next $4 billion

0.10% on the next $20 billion

0.0975% in excess of $30 billion

*	With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, AXA Strategy Portfolios, Tactical Portfolios and the Multiadviser Portfolios, including Portfolios of the Trust not presented in these financial statements.

Pursuant to a sub-administration arrangement with FMG LLC, the Sub-Administrator provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign

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banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5	Distribution Plans

The Trust has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

Note 6	Expense Limitation

FMG LLC has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2015 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which FMG LLC has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses do not exceed the following annual rates:

Portfolio:	Maximum Annual Operating Expense Limit
	Class K	Class IA+	Class IB+
EQ/Core Bond Index	0.47%	0.72%	0.72%

+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to FMG LLC the management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by FMG LLC. During the year ended December 31, 2014, FMG LLC received total recoupments of $1,608,273 from Portfolios of the Trust not included in these financial statements.

At December 31, 2014, under the Expense Limitation Agreement, none of the Portfolios presented in these financial statements had amounts recoverable.

Note 7	Percentage of Ownership by Affiliates

Shares of the Portfolios may be held as underlying investments by the AXA Strategy Portfolios, Portfolios of the Trust not presented in these financial statements, and the AXA Allocation Portfolios, the Charter Allocation Portfolios and the Target Allocation Portfolios of the AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC. The following tables represent the percentage of ownership that each of the AXA Strategy Portfolios, AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios has in each respective Portfolio’s net assets as of December 31, 2014.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Portfolio:	AXA Ultra Conservative Strategy	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy	AXA Aggressive Strategy
EQ/Core Bond Index	—%	2.69%	3.58%	6.68%	11.33%	4.56%	1.40%

Portfolio:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/Core Bond Index	4.68%	3.68%	18.01%	12.14%	1.22%

Portfolio:	CharterSM Fixed Income		CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth	CharterSM Equity	CharterSM Inter- national Conservative	CharterSM Inter- national Moderate	CharterSM Inter- national Growth
EQ/Core Bond Index	—	%#	—%	—%	—%	—%	—%	—%	—%	—%	—%

Portfolios:	CharterSM Income Strategies		CharterSM Interest Rate Strategies	CharterSM Multi- Sector Bond	CharterSM Real Assets	CharterSM Small Cap Growth	CharterSM Small Cap Value	CharterSM Alternative 100 Conservative Plus	CharterSM Alternative 100 Moderate	CharterSM Alternative 100 Growth
EQ/Core Bond Index	—	%#	—%	1.85%	—%	—%	—%	—%	—%	—%

#	Percentage of ownership is less than 0.005%.

Portfolio:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/Core Bond Index	0.20%	0.20%	0.08%	0.03%

Note 8	Substitution, Reorganization and In-Kind Transactions

The following transactions occurred during 2013.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to EQ/Core Bond Index Portfolio (“CBI”). On July 29, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to CBI. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on values of the securities are listed in the table below.

Portfolios:	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/Global Bond PLUS Portfolio (b)	$436,410,664	$8,530,145
CharterSM Multi-Sector Bond Portfolio (formerly Multimanager Multi-Sector Bond Portfolio) (a)	615,687,112	13,632,691

Total	$1,052,097,776

(a) A Portfolio of AXA Premier VIP Trust.

(b) A Portfolio of the Trust not presented in these financial statements

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on April 10, 2014, shareholders approved the conversion of CharterSM Multi-Sector Bond Portfolio (“CMSB”), known at the time as Multimanager Multi-Sector Bond Portfolio, a portfolio of the AXA Premier VIP Trust, into a fund-of-funds structure. The conversion was effected on April 21, 2014.

Simultaneous with the conversion, there was a redemption in-kind by certain of the AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios (“Allocation Portfolios”) from Class K of CMSB. The redeeming Portfolios then contributed in-kind the securities and currency received from CMSB to EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio and received Class K shares of those Portfolios. Valuation of the securities and currency transferred was as of April 17, 2014 and was in accordance with the Portfolios’ valuation policy.

For U.S. GAAP and tax purposes, the transaction was treated as a sale on the conversion date. The resulting gain/loss based on the values of the securities and currency transferred are listed in the table below. The realized gain/loss is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations.

Portfolios:	Value of CMSB Class K Shares redeemed	Realized Gain/(Loss)
AXA Conservative Allocation (a)	$25,198,613	$2,856,825
AXA Conservative-Plus Allocation (a)	15,600,690	(7,021,295)
AXA Moderate Allocation (a)	96,245,638	(34,377,656)
AXA Moderate-Plus Allocation (a)	55,612,304	710,626
AXA Aggressive Allocation (a)	5,243,368	78,459
CharterSM Fixed Income (a)	192,563	(5,371)
CharterSM Income Strategies (a)	378,596	(9,201)
Target 2015 Allocation (a)	10,246,723	(256,012)
Target 2025 Allocation (a)	9,305,296	(344,756)
Target 2035 Allocation (a)	4,058,985	(68,789)
Target 2045 Allocation (a)	955,638	(21,452)

(a)	A portfolio of the AXA Premier VIP Trust.

The value of the securities and currency contributed in–kind by the Allocation Portfolios to the EQ/Core Bond Index Portfolio and the corresponding Class K shares issued by those Portfolios was as follows:

Portfolio:	Class K Shares Issued to Allocation Portfolios	Value of securities and currency transferred by Allocation Funds
EQ/Core Bond Index	14,728,410	$146,930,927

The value of shares redeemed in-kind and securities and currency contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At the date of the conversion, CMSB transferred securities and currency to the AXA Allocation Funds in relation to the redemption in-kind. CMSB then transferred its remaining securities and currency into EQ/Core Bond Index Portfolio, in exchange for Class K shares of those portfolios. Valuation of these securities transferred was as of April 17, 2014 and in accordance with the Portfolios’ valuation policy.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

The redemption in-kind by the Allocation Portfolios from CMSB was treated as a sale for U.S. GAAP purposes. CMSB recognized a gain of $4,056,345 based on the value of the securities and currency transferred of $223,038,414 on the date of the conversion. The realized gain is recorded in Net Realized Gain on Investments on CMSB’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio.

The contribution in-kind to the EQ/Core Bond Index Portfolio was treated as a sale for U.S. GAAP purposes and accomplished through a taxable transfer. CMSB recognized a gain of $4,556,918 based on the value of the securities and currency transferred of $250,562,433 on the date of the conversion. The realized gain is recognized in Net Realized Gain on Investments on CMSB’s Statement of Operations. The value of the securities and currency contributed in-kind by CMSB to the EQ/Core Bond Index Portfolio and the corresponding Class K shares issued by this Portfolio was as follows:

Portfolio:	Class K Shares Issued to CMSB	Value of securities and currency transferred by CMSB
EQ/Core Bond Index	16,545,151	$165,054,782

The value of securities and currency transferred by CMSB to Allocation Portfolios and EQ/Core Bond Index Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

Note 9	Subsequent Events

The Manager evaluated subsequent events from December 31, 2014, the date of these financial statements, through the date these financial statements were issued and available. The subsequent events include the following:

Note 10	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court for the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. Of the Portfolios involved in the lawsuits, only EQ/Common Stock Index is presented in these financial statements. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs, and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under: (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion to dismiss as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit,

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/ T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and Court agreed to consolidate the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgement as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgement relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

No liability for litigation relating to these matters have been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust and AXA Premier VIP Trust, and several of their respective portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and AXA Premier VIP Trust, and several of their respective portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

With respect to the Trust, the EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the AXA Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, AXA Large Cap Value Managed Volatility

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above seven portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio — $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio — $1,122,000; (iii) the AXA Mid Cap Value Managed Volatility Portfolio — $2,992,000; (iv) the Multimanager Large Cap Core Equity Portfolio (now called AXA Large Cap Core Managed Volatility Portfolio) — $1,832,600; (v) the EQ/Small Company Index II Portfolio — $61,200; (vi) the EQ/Common Stock Index II Portfolio — $18,360 and (vii) the Multimanager Large Cap Value Portfolio (now called AXA Large Cap Value Managed Volatility Portfolio) - $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios of EQ Advisors Trust listed in the Table of Contents to the Annual Report in which these financial statements appear (collectively referred to as the “Trust”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2015

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2014 (UNAUDITED)

At a meeting held on July 14-16, 2014, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreements (the “Management Agreements”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and the renewal of the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)

All Asset Aggressive-Alt 25 Portfolio

All Asset Growth-Alt 20 Portfolio

All Asset Moderate Growth-Alt 15 Portfolio

(collectively, the “All Asset Allocation Portfolios”)

AXA Aggressive Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Ultra Conservative Strategy Portfolio

(collectively, the “Strategic Allocation Portfolios”)

AXA/Franklin Templeton Allocation Managed Volatility Portfolio (formerly EQ/Franklin Templeton Allocation Portfolio)

EQ/International ETF Portfolio

Management Agreement with FMG LLC

ATM International Managed Volatility Portfolio (formerly ATM International Portfolio)

ATM Large Cap Managed Volatility Portfolio (formerly ATM Large Cap Portfolio)

ATM Mid Cap Managed Volatility Portfolio (formerly ATM Mid Cap Portfolio)

ATM Small Cap Managed Volatility Portfolio (formerly ATM Small Cap Portfolio)

AXA 400 Managed Volatility Portfolio (formerly AXA Tactical Manager 400 Portfolio)

AXA 500 Managed Volatility Portfolio (formerly AXA Tactical Manager 500 Portfolio)

AXA 2000 Managed Volatility Portfolio (formerly AXA Tactical Manager 2000 Portfolio)

AXA International Managed Volatility Portfolio (formerly AXA Tactical Manager International Portfolio)

(collectively, the “AXA Tactical Manager Portfolios”)

Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”) Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”)

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
AXA/Franklin Ba lanced Managed Volatility Portfolio (formerly EQ/Franklin Core Balanced Portfolio)	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)

AXA/Franklin Small Cap Value Managed Volatility Portfolio (formerly EQ/AXA Franklin Small Cap Value Core Portfolio)	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisory Services, LLC

AXA Global Equity Managed Volatility Portfolio (formerly EQ/Global Multi-Sector Equity Portfolio)

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Morgan Stanley Investment Management Inc. (“Morgan Stanley”)

Advisory Agreement with OppenheimerFunds, Inc. (“OppenheimerFunds”)

AXA International Core Managed Volatility Portfolio (formerly EQ/International Core PLUS Portfolio)

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)

Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)

Advisory Agreement with WHV Investment Management and Hirayama Investments, LLC

AXA International Value Managed Volatility Portfolio (formerly EQ/International Value PLUS Portfolio)	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Northern Cross, LLC

AXA Large Cap Core Managed Volatility Portfolio (formerly EQ/Large Cap Core PLUS Portfolio)

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Capital Guardian Trust Company (“Capital Guardian”)

Advisory Agreement with Institutional Capital LLC

Advisory Agreement with Thornburg Investment Management, Inc.

AXA Large Cap Growth Managed Volatility Portfolio (formerly EQ/Large Cap Growth PLUS Portfolio)

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Marsico Capital Management, LLC (“Marsico”)

Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe”)

Advisory Agreement with Wells Capital Management Inc. (“Wells Capital”)

AXA Large Cap Value Managed Volatility Portfolio (formerly EQ/Large Cap Value PLUS Portfolio)	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with BlackRock Advisory Agreement with MFS Investment Management

AXA Mid Cap Value Managed Volatility Portfolio (formerly EQ/Mid Cap Value PLUS Portfolio)

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Diamond Hill Capital Management, Inc. (“Diamond Hill”)

Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
AXA/Mutual Large Cap Equity Managed Volatility Portfolio (formerly EQ/Mutual Large Cap Equity Portfolio)	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Franklin Mutual Advisers, LLC

AXA/Templeton Global Equity Managed Volatility Portfolio (formerly EQ/Templeton Global Equity Portfolio)	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Templeton Investment Counsel LLC

AXA/Loomis Sayles Growth Portfolio (formerly EQ/Montag & Caldwell Growth Portfolio)	Management Agreement with FMG LLC

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

EQ/AllianceBernstein Short Duration Government Bond Portfolio

EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Small Company Index Portfolio

Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein

EQ/BlackRock Basic Value Equity Portfolio	Management Agreement with FMG LLC Advisory Agreement with BlackRock

EQ/Boston Advisors Equity Income Portfolio	Management Agreement with FMG LLC Advisory Agreement with Boston Advisors LLC

EQ/Calvert Socially Responsible Portfolio	Management Agreement with FMG LLC Advisory Agreement with Calvert Investment Management, Inc.

EQ/Capital Guardian Research Portfolio	Management Agreement with FMG LLC Advisory Agreement with Capital Guardian

EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio EQ/Large Cap Value Index Portfolio EQ/Mid Cap Index Portfolio	Management Agreement with FMG LLC Advisory Agreement with SSgA Funds Management, Inc. (“SSgA”)

EQ/Emerging Markets Equity PLUS Portfolio	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with EARNEST

EQ/GAMCO Mergers and Acquisitions Portfolio EQ/GAMCO Small Company Value Portfolio	Management Agreement with FMG LLC Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Global Bond PLUS Portfolio	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Wells Capital and First International Advisors

EQ/High Yield Bond Portfolio	Management Agreement with FMG LLC Advisory Agreement with AXA Investment Managers Inc. Advisory Agreement with Post Advisory Group, LLC

EQ/Invesco Comstock Portfolio	Management Agreement with FMG LLC Advisory Agreement with Invesco Advisers, Inc.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
EQ/JPMorgan Value Opportunities Portfolio	Management Agreement with FMG LLC Advisory Agreement with J.P. Morgan Investment Management Inc.

EQ/MFS International Growth Portfolio	Management Agreement with FMG LLC Advisory Agreement with MFS Investment Management

EQ/Money Market Portfolio	Management Agreement with FMG LLC Advisory Agreement with The Dreyfus Corporation

EQ/Morgan Stanley Mid Cap Growth Portfolio	Management Agreement with FMG LLC Advisory Agreement with Morgan Stanley

EQ/Natural Resources PLUS Portfolio	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with RBC Global Asset Management (U.S.) Inc.

EQ/Oppenheimer Global Portfolio	Management Agreement with FMG LLC Advisory Agreement with OppenheimerFunds

EQ/PIMCO Global Real Return Portfolio EQ/PIMCO Ultra Short Bond Portfolio	Management Agreement with FMG LLC Advisory Agreement with Pacific Investment Management Company (“PIMCO”)

EQ/Quality Bond PLUS Portfolio	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with PIMCO

EQ/Real Estate PLUS Portfolio	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with PIMCO

EQ/T. Rowe Price Growth Stock Portfolio	Management Agreement with FMG LLC Advisory Agreement with T. Rowe

EQ/UBS Growth and Income Portfolio	Management Agreement with FMG LLC Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Wells Fargo Omega Growth Portfolio	Management Agreement with FMG LLC Advisory Agreement with Wells Capital

Multimanager Aggressive Equity Portfolio

Management Agreement with FMG LLC

Advisory Agreement with AllianceBernstein

Advisory Agreement with ClearBridge Investments, LLC

Advisory Agreement with Marsico

Advisory Agreement with Scotia Institutional Asset Management US, Ltd.

Advisory Agreement with T. Rowe

Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio	Management Agreement with FMG LLC Advisory Agreement with BlackRock Financial Management, Inc. Advisory Agreement with PIMCO Advisory Agreement with SsgA

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)

Multimanager Mid Cap Growth Portfolio	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisers Advisory Agreement with Wellington
Multimanager Mid Cap Value Portfolio

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Diamond Hill

Advisory Agreement with Knightsbridge Asset Management, LLC

Advisory Agreement with Lord, Abbett & Co. Inc.

Multimanager Technology Portfolio	Management Agreement with FMG LLC Advisory Agreement with Allianz Global Investors U.S. Advisory Agreement with SSgA Advisory Agreement with Wellington

In reaching its decision to renew the Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager, the relevant Adviser(s) and, where applicable, their respective affiliates; (2) the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Adviser) on both an absolute and a relative basis; (3) the level of the Portfolio’s management fee and, where applicable, advisory fee and the Portfolio’s expense ratios relative to those of peer funds; (4) the costs of the services to be provided by and the profits to be realized by the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Manager, the relevant Adviser(s) and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the relevant Adviser(s) and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information provided throughout the year at regular and special Board meetings, as well as information provided specifically in connection with the annual renewal process. Information provided and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; and legal, compliance, shareholder and other services provided by the Manager, the relevant Adviser(s) and their respective affiliates; as well as presentations made to the Board by certain Advisers throughout the year. Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Lipper, Inc. (“Lipper”), an independent organization, regarding each Portfolio, as well as additional material prepared by management regarding each Portfolio. Each Portfolio’s Lipper report compared that Portfolio’s expenses with those of other mutual funds (or peers) deemed by Lipper to be comparable to the Portfolio. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees and, where applicable, advisory fees; expense ratios; expense limitation arrangements; investment performance (including performance information prepared by Lipper); and profitability information, including information regarding the profitability of the Manager’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Manager and the relevant Adviser(s) provided separate materials describing the Portfolio’s investment performance (including the Portfolio’s performance versus benchmark and peers for various time periods) and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters. The Manager also provided supplemental comparative fee data for certain Portfolios.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreements and in executive sessions during the meeting to review the information provided. Management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. As noted below, as a result of these extensive discussions, the Manager agreed to implement revisions to the administrative fee rate schedules for all of the Portfolios and to limit the total expense ratios for certain of the Portfolios. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management fee and, where applicable, advisory fee were fair and reasonable and that the renewal of each Agreement was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Manager, the relevant Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Manager’s and each relevant Adviser’s responsibilities with respect to each Portfolio and the Manager’s and each relevant Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) each advises.

With respect to the Manager, the Board considered that the Manager is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, conducting “due diligence” on, selecting and monitoring the Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Advisers and other applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring the Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly, as well as information regarding the backgrounds of the personnel who perform those functions with respect to the Portfolios. The Board also considered that the Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding the Manager’s ongoing risk management activities.

With respect to the Advisers, the Board considered that each Adviser is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, subject to the oversight of the Manager; placing with brokers or dealers all orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the background of each of the Adviser’s portfolio managers who provide services to the Portfolios.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Manager, the Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to brokers affiliated with the Manager or an Adviser, the use of brokerage commission recapture arrangements to pay Portfolio expenses, and the use of “soft” commission dollars to pay for research services. In this regard, the Board also considered the Manager’s and each Adviser’s trading experience, including its policies, processes and procedures aimed at achieving “best execution” on behalf of a Portfolio, including a report by an independent portfolio trading analytical firm. The Board also considered the Portfolios’ Chief Compliance Officer’s evaluation of the Manager’s and each Adviser’s compliance programs, policies, and procedures. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Manager and the Advisers and reviewed information regarding the Manager’s and each Adviser’s financial condition and history of operations and conflicts of interest in managing the Portfolios.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Manager and its affiliates had continued or undertaken initiatives intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds.

The Board also considered strategic and other actions taken by the Manager in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, as well as other developments within the mutual fund industry. The Board also considered strategic and other actions taken by the Manager and the Advisers in response to recent market conditions and considered the overall performance of the Manager and the Advisers in this context.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Manager, the relevant Adviser(s) and, where applicable, their respective affiliates were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the renewal of the Agreement(s).

Investment Performance. The Board took into account discussions with the Manager and the relevant Adviser(s) about Portfolio investment performance that occur at Board meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s short-, intermediate- and long-term performance, as applicable, on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”), a peer group of other mutual funds deemed by Lipper to be comparable to the Portfolio (“Lipper peer group”), and/or a custom volatility managed index (“VMI”) developed by the Manager and approved by the Board (which, in the case of certain Portfolios, may be a blended index comprising both broad-based and volatility-managed indexes). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and rolling period total returns. In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance.

In addition, the Board received and reviewed information regarding each Portfolio’s performance relative to a benchmark, a Lipper peer group, and/or a VMI for the most recent one-, three-, five- and ten-year periods, as applicable, ended May 31, 2014, as discussed below. The Board noted that this information was provided specifically in connection with the annual renewal process. With respect to the Lipper quartile information, the first quartile comprised the best performers of the peer group and the fourth quartile comprised the worst performers of the peer group. The Board took into account that the Lipper quartile information reflected the investment performance of Class IB shares of each Portfolio, except the ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, and EQ/International ETF Portfolios, for which the Lipper quartile information reflected the investment performance of Class IA shares, and the ATM International Managed Volatility and EQ/AllianceBernstein Short-Term Bond Portfolios, for which the Lipper quartile information reflected the investment performance of Class K shares. (Except as indicated otherwise, a Portfolio’s performance relative to its benchmark, its Lipper peer group, and/or its VMI, as applicable, is shown for the same class.) The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes. The Board factored into its evaluation of each Portfolio’s performance the limitations inherent in Lipper’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Lipper remained a useful measure of comparative performance.

Fund-of-Funds Portfolios

With respect to the performance of the following Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other investment companies (“underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board further considered that the underlying portfolios in which each of the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each of the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the Manager had developed and implemented a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the investment strategies of the underlying portfolios, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to the tactical volatility management strategies that the underlying portfolios may employ, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ a tactical volatility management strategy like that employed by the underlying portfolios in which a Portfolio invests.

The Board evaluated the performance of each Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

All Asset Aggressive-Alt 25 and All Asset Moderate Growth-Alt 15 Portfolios. The Board noted that each Portfolio had commenced operations on August 29, 2012, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the All Asset Aggressive-Alt 25 Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014, and that the All Asset Moderate Growth-Alt 15 Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2014. The Board also considered that each Portfolio had outperformed its benchmark for the one-year period ended May 31, 2014.

All Asset Growth-Alt 20 Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the three- and ten-year periods ended May 31, 2014, but had outperformed its benchmark for the one- and five-year periods ended on that date.

AXA Aggressive Strategy and AXA Ultra Conservative Strategy Portfolios. The Board noted that the AXA Aggressive Strategy and AXA Ultra Conservative Strategy Portfolios had commenced operations on April 12, 2012 and September 28, 2011, respectively, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile, and that each Portfolio had underperformed its VMI, for the one-year period ended May 31, 2014. With respect to the AXA Ultra Conservative Strategy Portfolio, the Board also considered that the Portfolio is held in connection with insurance company asset transfer programs and may have a small asset base and varying cash flow patterns.

AXA Balanced Strategy and AXA Conservative Growth Strategy Portfolios. The Board considered that the AXA Balanced Strategy Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014, and that the AXA Conservative Growth Strategy Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three- and five-year periods ended May 31, 2014. The Board also considered that each Portfolio had underperformed its VMI for the one-, three- and five-year periods ended May 31, 2014.

AXA Conservative Strategy Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its VMI for the one-, three- and five-year periods ended May 31, 2014, but its performance was only slightly below that of its VMI for the one- and five-year periods.

AXA Growth Strategy and AXA Moderate Growth Strategy Portfolios. The Board considered that the AXA Growth Strategy Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods ended May 31, 2014, and the third quartile for the one-year period ended on that date, and that the AXA Moderate Growth Strategy Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that each Portfolio had underperformed its VMI for the one-, three- and five-year periods ended May 31, 2014.

AXA/Franklin Templeton Allocation Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the three- and five-year periods ended May 31, 2014, and the first quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its VMI for the three- and five-year periods ended May 31, 2014, its performance was only slightly below that of its VMI for the five-year period, and the Portfolio had outperformed its VMI for the one-year period ended on that date.

EQ/International ETF Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014, but its performance was only slightly below that of its benchmark for the one-year period ended on that date.

The Board and the Manager discussed the performance of each fund-of-funds Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager had taken to address a Portfolio’s performance, including any applicable changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager regarding the performance of each fund-of-funds Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

AXA Tactical Manager Portfolios

With respect to the performance of the AXA Tactical Manager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which seeks to achieve the total return performance of a particular index and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management strategy, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board further noted that each Portfolio had a relatively short operating history on which to evaluate performance.

The Board evaluated the performance of each AXA Tactical Manager Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

ATM International Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-year period ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one- and three-year periods ended May 31, 2014.

ATM Large Cap Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third and fourth quartiles, respectively, for the one- and three-year periods ended May 31, 2014. The Board also considered that the Portfolio (Class K) had underperformed its benchmark and its VMI for the one- and three-year periods ended May 31, 2014.

ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios. The Board considered that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods ended May 31, 2014. The Board also considered that the ATM Mid Cap Managed Volatility Portfolio (Class K) had underperformed its benchmark for the one- and three-year periods ended May 31, 2014, but had outperformed its VMI for the one- and three-year periods ended on that date, and that the ATM Small Cap Managed Volatility Portfolio (Class K) had underperformed its benchmark and its VMI for the one- and three-year periods ended May 31, 2014.

AXA 400 Managed Volatility and AXA 2000 Managed Volatility Portfolios. The Board considered that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile, and that each Portfolio had underperformed its benchmark and its VMI, for the one- and three-year periods ended May 31, 2014.

AXA 500 Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile, and that the Portfolio had underperformed its benchmark and its VMI, for the one- and three-year periods ended May 31, 2014.

AXA International Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-year period ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one- and three-year periods ended May 31, 2014. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

The Board and the Manager discussed the performance of each AXA Tactical Manager Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s performance, including any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Advisers regarding the performance of each AXA Tactical Manager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Passive Portfolios

With respect to the performance of the passive Portfolios, the Board considered that each Portfolio (other than the EQ/Calvert Socially Responsible Portfolio) seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark, and that the EQ/Calvert Socially Responsible Portfolio employs a passive management strategy designed to track, as closely as possible, the performance (before fees and expenses) of a benchmark consisting of a universe of securities that meet certain sustainable and socially responsible investment criteria. The Board noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, and valuation, which affect the Portfolio, but not the benchmark. The Board also noted that certain of the Portfolios had implemented a passive management strategy relatively recently and, therefore, in each of these cases the Board focused on the performance results of the Portfolio since the date of implementation. The Board also considered that the passive management strategy for the Portfolios identified below had been implemented, in part, to enhance the performance of the Portfolios. Among other information, the Board considered that, with limited exceptions, the Lipper peer group for each Portfolio included both actively and passively managed funds. The Board also considered the following performance results relative to Lipper peer group, which supplemented the performance information provided to the Board throughout the year:

EQ/Calvert Socially Responsible Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. The Board also noted that the Portfolio had been converted from an actively managed portfolio to a passively managed portfolio in August 2011. Within this context, the Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014, but was in the first quartile for the three-year period ended on that date.

EQ/Common Stock Index Portfolio. The Board noted that the Portfolio had implemented a passive management strategy in December 2008. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-, three- and five-year periods ended May 31, 2014.

EQ/Core Bond Index and EQ/Intermediate Government Bond Portfolios. The Board noted that each Portfolio had implemented a passive management strategy in January 2009. The Board considered that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014.

EQ/Equity 500 Index Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2014.

EQ/International Equity Index Portfolio. The Board noted that the Portfolio had implemented a passive management strategy in February 2011 and that the Portfolio had a relatively short operating history with the passive strategy on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2014, and was in the second quartile for the one-year period ended on that date.

EQ/Large Cap Growth Index, EQ/Large Cap Value Index, and EQ/Mid Cap Index Portfolios. The Board noted that each of these Portfolios had implemented a passive management strategy in December 2008. The Board considered that the EQ/Large Cap Growth Index Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-, three- and five-year periods ended May 31, 2014; that the EQ/Large Cap Value Index Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period, but was in the second quartile for the three- and five-year periods, ended May 31, 2014; and that the EQ/Mid Cap Index Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods, and the third quartile for the five-year period, ended May 31, 2014.

EQ/Small Company Index Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three-, five- and ten-year periods ended May 31, 2014.

The Board and the Manager discussed the performance of each passive Portfolio in detail, including whether each Portfolio had performed as expected over time, and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the correlation and tracking error between each Portfolio and its respective benchmark over various periods, as well as the Manager’s and the relevant Adviser’s views and explanations of this information.

Based on its review and the explanations provided by the Manager and the relevant Adviser regarding the performance of each passive Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and the Adviser’s continued management of the Portfolio.

PLUS Portfolios

With respect to the performance of the PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive investment strategies and has the ability to invest in exchange-traded funds (“ETFs”). The Board also noted that certain of these Portfolios had added the PLUS investment strategy relatively recently and considered this fact in its review of these Portfolios’ performance.

The Board further considered that the PLUS investment strategy had been implemented, in part, to enhance the performance of the Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles.

The Board also considered that, in connection with its PLUS investment strategy, each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS Portfolio, the EQ/Natural Resources PLUS Portfolio and the EQ/Real Estate PLUS Portfolio) may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS Portfolio, the EQ/Natural Resources PLUS Portfolio and the EQ/Real Estate PLUS Portfolio), the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally considers an equity Portfolio’s performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark.

In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by different Advisers and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board evaluated the performance of each PLUS Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

AXA International Core Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014, and the fourth quartile for the three-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one-, three- and five-year periods ended May 31, 2014, and had underperformed its benchmark for the ten-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

AXA International Value Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in February 2011 and that the Portfolio had a relatively short operating history with the enhanced strategy on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-, five- and ten-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one-, three-, and five-year periods ended May 31, 2014, and had underperformed its benchmark for the ten-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

AXA Large Cap Core Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile, and that the Portfolio had underperformed its benchmark and its VMI, for the one-, three-, five- and ten-year periods ended May 31, 2014.

AXA Large Cap Growth Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2014, but its performance was only slightly below that of its benchmark for the ten-year period and only slightly below that of its VMI for the one-year period.

AXA Large Cap Value Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and ten-year periods ended May 31, 2014, but was in the second and third quartiles, respectively, for the one- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2014, but its performance was only slightly below that of its benchmark for the one-year period.

AXA Mid Cap Value Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-, five- and ten-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2014, and had underperformed its benchmark and its VMI for the three-, five- and ten-year periods ended May 31, 2014, its performance was only slightly below that of its VMI for the three- and five-year periods, and the Portfolio had outperformed its VMI for the one-year period ended on that date.

EQ/Emerging Markets Equity PLUS, EQ/Natural Resources PLUS and EQ/Real Estate PLUS Portfolios. The Board noted that each Portfolio had commenced operations on February 8, 2013, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the EQ/Emerging Markets Equity PLUS Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014; that the EQ/Natural Resources PLUS Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014; and that the EQ/Real Estate PLUS Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2014. The Board also considered that the EQ/Emerging Markets Equity PLUS Portfolio and the EQ/Real Estate PLUS Portfolio each had underperformed its benchmark for the one-year period ended May 31, 2014, and that the EQ/Natural Resources PLUS Portfolio had outperformed its benchmark for the one-year period ended on that date.

EQ/Global Bond PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2009. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014, and the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014.

EQ/Quality Bond PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that, although the Portfolio had underperformed its benchmark for the one-, three- and ten-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the one-year period, and the Portfolio had outperformed its benchmark for the five-year period ended on that date.

The Board and the Manager discussed the performance of each PLUS Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Advisers regarding the performance of each PLUS Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

PACTIVE Portfolios

With respect to the performance of the EQ/High Yield Bond Portfolio, the Board considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed.

With respect to the performance of the equity PACTIVE Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each of these Portfolios uses a combination of active and passive investment strategies. The Board also noted that the Portfolios had added the PACTIVE investment strategy in May 2009 and considered this fact in its review of the Portfolios’ performance. The Board further considered that the PACTIVE investment strategy had been implemented, in part, to enhance the performance of these Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles. The Board also considered that, in connection with its PACTIVE investment strategy, each of these Portfolios may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark.

In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by different Advisers and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as (in the case of each equity Portfolio) a tactical volatility management component.

The Board evaluated the performance of each PACTIVE Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

AXA/Franklin Balanced Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one- and five-year periods ended May 31, 2014, and the second quartile for the three-year period ended on that date. The Board also considered that, although the Portfolio (Class IA) had underperformed its benchmark for the one- and three-year periods ended May 31, 2014, it had outperformed its VMI for the one-year period, , and its performance was only slightly below that of its VMI for the three-year period, ended on that date.

AXA/Franklin Small Cap Value Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2014, and had underperformed its benchmark and its VMI for the three- and five-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the one-year period and only slightly below that of its VMI for the three- and five-year periods, and the Portfolio had outperformed its VMI for the one-year period ended on that date.

AXA Global Equity Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014, but was in the first quartile for the ten-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one-, three-, and five-year periods ended May 31, 2014, but had outperformed its benchmark for the ten-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

AXA/Mutual Large Cap Equity Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014, and the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three- and five-year periods ended May 31, 2014.

AXA/Templeton Global Equity Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark and its VMI for the three- and five-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the three-year period and only slightly below that of its VMI-proxy for the five-year period, and the Portfolio had outperformed its benchmark and its VMI-proxy for the one-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

EQ/High Yield Bond Portfolio. The Board noted that the Portfolio had commenced operations on February 8, 2013, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the first quartile, and that the Portfolio’s performance was only slightly below that of its benchmark, for the one-year period ended May 31, 2014.

The Board and the Manager discussed the performance of each PACTIVE Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Advisers regarding the performance of each PACTIVE Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Multimanager Portfolios

With respect to the performance of the Multimanager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complimentary investment strategy, whereby one portion of a Portfolio generally seeks to achieve the total return performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in ETFs, and the other portions of a Portfolio are actively managed by an Adviser.

The Board noted that prior to June 2014 each Portfolio was organized as a series of AXA Premier VIP Trust (the “VIP Trust”), an affiliated investment company of the Trust managed by the Manager, and that, therefore, the performance information that had been provided to the Board, including the most recent performance information for the periods ended May 31, 2014, for each Portfolio was that of its predecessor series. The Board also noted that each Portfolio’s investment objective, strategies and, except as discussed below, policies are substantially identical to those of its predecessor series.

The Board noted that the Manager, in its management of each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series, had employed various volatility management techniques, including the use of futures and options to manage equity exposure, but that in April 2014 the Manager had discontinued the use of these techniques in its management of the predecessor series, and the Manager was not employing these techniques in its management of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios. In this regard, the Board also noted that, for each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager

Mid Cap Value Portfolios’ predecessor series, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the predecessor series’ performance. Although the Manager was not employing volatility management techniques in its management of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios, the Board considered these Portfolios’ predecessor series’ performance relative to a VMI and considered the Manager’s explanation that a comparison of a predecessor series’ performance solely to that of a non-volatility managed benchmark failed to take into account the impact of an integral part of the predecessor series’ investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a predecessor series’ tactical volatility management component, the Board noted that the Manager generally considered a predecessor series’ performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark. Furthermore, the Board noted that the performance information that had been provided to the Board, including the most recent performance information for the periods ended May 31, 2014, for each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios may have been different if the Portfolio had historically been managed using its current investment strategies and policies.

In addition, the Board considered the performance of the allocated portions of each Portfolio and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components, as well as (in the case of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series) a tactical volatility management component.

The Board evaluated the performance of each Multimanager Portfolio in this context and also considered the following performance results, which supplemented the performance information that had been provided to the Board:

Multimanager Aggressive Equity Portfolio: The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the ten-year period ended May 31, 2014, and the third quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date.

Multimanager Core Bond Portfolio: The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2014, and the fourth quartile for the one, five- and ten-year periods ended on that date. The Board also considered that the Portfolio (Class IA) had underperformed its benchmark for the one-year period ended May 31, 2014, but had outperformed its benchmark for the three-and five-year periods ended on that date.

Multimanager Mid Cap Growth Portfolio: The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-year period ended May 31, 2014, and the third quartile for the one- and ten-year periods ended May 31, 2014, but was in the second quartile for the five-year period ended on that date.

Multimanager Mid Cap Value Portfolio: The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2014.

Multimanager Technology Portfolio: The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the ten-year period ended May 31, 2014, but was in the first quartile for the one-year period, and the second quartile for the three- and five-year periods, ended on that date. The Board also considered that, although the Portfolio (Class IA) had underperformed its benchmark for the three- and five-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the five-year period, and it had outperformed its benchmark for the one-year period ended on that date.

The Board and the Manager discussed the performance of each Multimanager Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark, as applicable, and efforts to improve that Portfolio’s or allocated portion’s performance. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Advisers regarding the performance of each Multimanager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Actively-Managed, Single Adviser Portfolios

With respect to the performance of the following Portfolios, the Board considered that each Portfolio is actively managed and advised by a single Adviser. The Board evaluated the performance of each Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

AXA/Loomis Sayles Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and five-year periods ended May 31, 2014, and the third quartile for the three- and ten-year periods ended on the date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board noted that the investment advisory agreement between the Manager and Montag & Caldwell, LLC (“Montag”) with respect to the Portfolio would expire on August 31, 2014. The Manager and the Board determined not to renew the investment advisory agreement with Montag. Instead, the Board considered and unanimously approved the Manager’s proposal to add Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as the Adviser to the Portfolio, effective September 1, 2014. In connection with the appointment of Loomis Sayles as the Adviser to the Portfolio, the Board approved a change in the Portfolio’s name to the “AXA/Loomis Sayles Growth Portfolio.”

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio. The Board noted that the Portfolio had a relatively short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one- and three-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2014.

EQ/AllianceBernstein Short Duration Government Bond Portfolio. The Board noted that the Portfolio had commenced operations on May 20, 2013, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2014.

EQ/AllianceBernstein Small Cap Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-, three- and ten-year periods ended May 31, 2014, and the first quartile for the five-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2014, but had outperformed its benchmark for the three-, five- and ten-year periods ended on that date.

EQ/BlackRock Basic Value Equity Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the ten-year period ended May 31, 2014, but was in the first quartile for the one-year period, and the second quartile for the three- and five-year periods, ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the three-, five- and ten-year periods ended May 31, 2014, but had outperformed its benchmark for the one-year period ended on that date.

EQ/Boston Advisors Equity Income Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, five- and ten-year periods ended May 31, 2014, but was in the second quartile for the three-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014.

EQ/Capital Guardian Research Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and ten-year periods ended May 31, 2014, but was in the second quartile for the three-year period, and the first quartile for the five-year period, ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and ten-year periods ended May 31, 2014, but had outperformed its benchmark for the five-year period ended on that date.

EQ/GAMCO Mergers and Acquisitions Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. Within this context, the Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014.

EQ/GAMCO Small Company Value Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014.

EQ/Invesco Comstock Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-year period ended May 31, 2014, and the first quartile for the three- and five-year periods ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the three-year period, and it had outperformed its benchmark for the five-year period ended on that date.

EQ/JPMorgan Value Opportunities Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period, and the fourth quartile for the ten-year period, ended May 31, 2014, but was in the second quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014.

EQ/MFS International Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period, and the third quartile for the three-year period, ended May 31, 2014, but was in the second quartile for the five- and ten-year periods ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one- and ten-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the ten-year period, and it had outperformed its benchmark for the three- and five-year periods ended on that date.

EQ/Money Market Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that the Portfolio’s performance was only slightly below that of its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered the very low interest rate environment and that the Manager had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

EQ/Morgan Stanley Mid Cap Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014.

EQ/Oppenheimer Global Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2014, but was in the second quartile for the one- and five-year periods ended on the date. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014.

EQ/PIMCO Global Real Return Portfolio. The Board noted that the Portfolio had commenced operations on February 8, 2013, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended on May 31, 2014.

EQ/PIMCO Ultra Short Bond Portfolio. The Board considered that the Portfolio had modified its investment strategy and changed its benchmark in May 2009 and, therefore, focused on the Portfolio’s performance since that time. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three- and five-year periods ended on May 31, 2014.

EQ/T. Rowe Price Growth Stock Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the ten-year period ended May 31, 2014, but was in the first quartile for the three- and five-year periods, and the second quartile for the one-year period, ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the five- and ten-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the five-year period, and it had outperformed its benchmark for the one- and three-year periods ended on that date.

EQ/UBS Growth and Income Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2014, but was in the second quartile for the one-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014, but its performance was only slightly below that of its benchmark for the one-year period.

EQ/Wells Fargo Omega Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one- and five-year periods ended May 31, 2014, but was in the second quartile for the three- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014, but had outperformed its benchmark for the ten-year period ended on that date.

The Board and the Manager discussed the performance of each actively-managed, single Adviser Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Adviser had taken to address a Portfolio’s performance, including any applicable changes to the Adviser or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Adviser regarding the performance of each actively-managed, single Adviser Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and the Adviser’s continued management of the Portfolio.

Expenses. The Board considered each Portfolio’s investment management fee and, where applicable, investment advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Manager and, where applicable, the relevant Adviser(s). The Board also reviewed a comparative analysis of the contractual and net management fees and expense ratios of each Portfolio compared with those of peer funds selected by Lipper as constituting the Portfolio’s appropriate Lipper expense group. Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within the Portfolio’s Lipper expense group assuming the funds were similar in size to the Portfolio, as well as the Portfolio’s actual management fee and expense ratios in comparison with those of other funds within its expense group. The Lipper investment management fee analysis includes within such fee the separate administrative fees paid to FMG LLC. The Board noted that management had separately provided comparative fee information net of administrative fees. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ multiple and complex strategies like those employed by a number of the Portfolios, particularly the PLUS, PACTIVE and Multimanager Portfolios and the Portfolios employing a tactical volatility management strategy. The Lipper expense data was based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2013, and the Lipper expense ratios were shown for Class IA, Class IB and Class K shares, as applicable, of the relevant Portfolio. Where contractual investment management fee comparisons were shown for Class IA and/or Class IB shares of a Portfolio as well as for Class K shares of that Portfolio, the contractual investment management fee information described below reflects the comparisons for only Class IA and/or Class IB shares of that Portfolio. The Board noted that the Lipper data for those Portfolios employing a passive strategy (except the EQ/Equity 500 Index Portfolio) comprised funds employing active strategies, and that management had separately provided comparative fee information obtained from Lipper that focused more narrowly on passive funds. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios (prior to any applicable expense limitation arrangement) may increase if assets decline, the Board believed that the independent analysis conducted by Lipper remained a useful measure of comparative expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents. In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the advisory fee(s) paid to the relevant Adviser(s) and the management fee retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the relevant Adviser(s), and the information prepared by management regarding the level of profits realized by the Manager in connection with its operation of the Portfolio.

Fund-of-Funds Portfolios

The Board considered that the contractual management fee for the EQ/International ETF Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA shares of the Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group and the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class K shares of the Portfolio was below the median for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the AXA/Franklin Templeton Allocation Managed Volatility Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA and Class IB shares of the Portfolio were above the median for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the All Asset Aggressive-Alt 25 and All Asset Growth-Alt 20 Portfolios was at the median for the Portfolio’s respective Lipper peer group and the contractual management fee for the All Asset Moderate Growth-Alt 15 Portfolio was above the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA (as applicable), Class IB and Class K shares of each of these Portfolios were above the medians for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for each of the Strategic Allocation Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IB shares of each of these Portfolios (except the AXA Balanced Strategy, AXA Conservative Growth Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy Portfolios) was below the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IB shares of each of the AXA Balanced Strategy, AXA Conservative Growth Strategy and AXA Moderate Growth Strategy Portfolios was within five basis points of the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA shares of each of the AXA Balanced Strategy and AXA Growth Strategy Portfolio was above (but, for the AXA Balanced Strategy Portfolio, within five basis points of) the median for the Portfolio’s respective Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for the EQ/International ETF Portfolio and the administrative fee rate schedule for each of the other Portfolios include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in the EQ/International ETF Portfolio’s management or administrative fee or in another Portfolio’s administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for the EQ/International ETF Portfolio, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, each of the All Asset Allocation Portfolios, and each of the Strategic Allocation Portfolios (except the AXA Aggressive Strategy and AXA Moderate Growth Strategy Portfolios) was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedules that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

Based on its review, the Board determined, with respect to each fund-of-funds Portfolio, that the Manager’s management fee is fair and reasonable.

AXA Tactical Manager Portfolios

The Board considered that the contractual management fee for each Portfolio was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB (as applicable) shares of each Portfolio and the Class K shares of each Portfolio (except the ATM Mid Cap Managed Volatility and AXA 400 Managed Volatility Portfolios) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class K shares of each of the ATM Mid Cap Managed Volatility and AXA 400 Managed Volatility Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each AXA Tactical Manager Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

Passive Portfolios

The Board considered that the contractual management fee for each of the EQ/Calvert Socially Responsible, EQ/Common Stock Index, EQ/Core Bond Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios was at or below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares (as applicable) of each of these Portfolios were below the medians for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for the EQ/Equity 500 Index Portfolio was above the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were above (but, for Class K, within five basis points of) the medians for the Portfolio’s Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

The Board also considered the advisory fee paid to the Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each passive Portfolio, that the Manager’s management fee and the Adviser’s advisory fee are fair and reasonable.

PLUS Portfolios

The Board considered that the contractual management fee for each of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large

Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, EQ/Emerging Markets Equity PLUS, EQ/Natural Resources PLUS, EQ/Quality Bond PLUS and EQ/Real Estate PLUS Portfolios was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IA (as applicable) and Class IB shares of each of these Portfolios (except the EQ/Real Estate PLUS Portfolio) and the Class K shares (as applicable) of each of these Portfolios (except the EQ/Natural Resources PLUS Portfolio) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IB shares of the EQ/Real Estate PLUS Portfolio and the Class K shares of the EQ/Natural Resources PLUS Portfolio were within five basis points of the median total expense ratios for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for the AXA Mid Cap Value Managed Volatility Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IA and Class IB shares of the Portfolio were below, and for the Class K shares of the Portfolio were above, the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the EQ/Global Bond PLUS Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were above (but within five basis points of) the medians for the Portfolio’s Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS, EQ/Natural Resources PLUS and EQ/Real Estate PLUS Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each PLUS Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

PACTIVE Portfolios

The Board considered that the contractual management fee for each Portfolio was above the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of each Portfolio (except the AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility and EQ/High Yield Bond Portfolios) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of the AXA/Franklin Small Cap Value Managed Volatility and AXA Global Equity Managed Volatility Portfolios were within five basis points of the median total expense ratios for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio for the Class K shares of each Portfolio was above (but, for the AXA/Franklin Balanced Managed Volatility Portfolio, within five basis points of) the median for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the contractual management fee for each Portfolio was above the median for the Portfolio’s respective Lipper peer group and the total expense ratios for the Class IA, Class IB and/or Class K shares (as applicable) of certain Portfolios were above the medians for the Portfolio’s respective Lipper peer group, the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management or administrative fee would result in corresponding reductions in the

Portfolio’s total expense ratios. In addition, the Board noted that, for each Portfolio (except the AXA Global Equity Managed Volatility Portfolio), the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for the EQ/High Yield Bond Portfolio was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser.

Based on its review, the Board determined, with respect to each PACTIVE Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

Multimanager Portfolios

The Board considered that the contractual management fee for each Portfolio was above (but, for the Multimanager Aggressive Equity Portfolio, within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of each Portfolio were above (but, for the Multimanager Aggressive Equity Portfolio, within five basis points of) the medians for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the contractual management fee for each Portfolio was above the median for the Portfolio’s respective Lipper peer group and the total expense ratios for the Class IA, Class IB and Class K shares of each Portfolio were above the medians for the Portfolio’s respective Lipper peer group, the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager (i) had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels, and (ii) had agreed to implement, effective September 1, 2014, for each of the Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios, voluntary expense limitations that would limit the Portfolio’s total expense ratios to levels lower than the contractual levels noted above.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios and accounts advised by the Adviser.

Based on its review, the Board determined, with respect to each Multimanager Portfolio, that the Manager’s management fee is fair and reasonable.

Actively-Managed, Single Adviser Portfolios

The Board considered that the contractual management fee for the EQ/AllianceBernstein Small Cap Growth Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were below the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/GAMCO Small Company Value, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/Money Market, EQ/Morgan Stanley Mid Cap Growth and EQ/Wells Fargo Omega Growth Portfolios was above, but within five basis points of, the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of each of these Portfolios (except the EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/Money Market, and EQ/Wells Fargo Omega Growth Portfolios) and the Class K shares (as applicable) of each of these Portfolios (except the EQ/Wells Fargo Omega Growth Portfolio) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of each of the EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities and EQ/Wells Fargo Omega Growth Portfolios and the Class K shares of the EQ/Wells Fargo Omega Growth Portfolio were within five basis points of the median total expense ratios for the Portfolio’s respective Lipper peer group.

The Board also considered that the contractual management fee for each of the AXA/Loomis Sayles Growth, EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBernstein Short Duration Government Bond, EQ/Boston Advisors Equity Income, EQ/GAMCO Mergers and Acquisitions, EQ/MFS International Growth, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was above the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB (as applicable) shares of each of these Portfolios (except the EQ/GAMCO Mergers and Acquisitions Portfolio) were above the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio for the Class IB shares of the EQ/AllianceBernstein Short Duration Government Bond Portfolio was within five basis points of the median total expense ratio for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratio for the Class K shares (as applicable) of each of these Portfolios (except the EQ/MFS International Growth Portfolio) was above the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio for the Class K shares of each of the EQ/AllianceBernstein Short Duration Government Bond, EQ/Boston Advisers Equity Income and EQ/PIMCO Ultra Short Bond Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the management fee for each Portfolio (except the EQ/AllianceBernstein Small Cap Growth Portfolio) was above the median for the Portfolio’s respective Lipper peer group and the total expense ratios for the Class IA, Class IB and/or Class K shares (as applicable) of certain Portfolios were above the medians for the Portfolio’s respective Lipper peer group, the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that, for each Portfolio (except the EQ/AllianceBernstein Small Cap Growth, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value and EQ/Money Market Portfolios), the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/Boston Advisors Equity Income, EQ/Capital Guardian Research, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels. The Board also considered that the Manager had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the EQ/Money Market Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

The Board also considered the advisory fee paid to the Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each actively-managed, single Adviser Portfolio, that the Manager’s management fee and the Adviser’s advisory fee are fair and reasonable.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2013, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted rules and other regulations. In addition, the Board considered information prepared by management or from third party sources comparing the profitability of the Manager on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Manager).

The Board also noted that the Manager generally is aware of the fees charged by the Advisers to other clients, and that the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of the investment advisory services provided. The Manager advised the Board that it does not regard Adviser profitability as meaningful to its evaluation of the Advisory Agreements. The Board acknowledged the Manager’s view of Adviser profitability, noting the Board’s findings as to the reasonableness of the aggregate advisory fees and that the fees paid to the Advisers are the product of negotiations with the Manager and reflect levels of profitability acceptable to the Manager and the Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Adviser’s fee is paid by the Manager and not the Portfolio. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Manager, profitability is addressed separately.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether economies of scale or efficiencies are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to the portfolios and their shareholders. The Board noted that the management and/or administrative fee schedules for certain Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase. In this connection, the Board considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to implement revisions to the administrative fee rate schedules for all of the Portfolios, as noted above. The Board also noted that, although the management and/or administrative fees for some Portfolios do not include breakpoints, the Manager was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels (or, in the case of certain Portfolios, lower voluntary levels) as set forth in their prospectuses. In addition, the Board considered that the Manager shares economies of scale with the Portfolios in other ways, which may include setting the management or other fees for a Portfolio so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Manager could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board further considered that the Manager shares economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Manager and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios. In addition, the Board noted that the advisory fee schedules for certain Advisers include breakpoints that would reduce the advisory fee rate as applicable Portfolio assets under the

Adviser’s management increase. The Board also noted that the advisory fee schedules for certain Advisers aggregate the assets managed by the Adviser in a Portfolio and in one or more other Portfolios for which the Manager serves as investment manager and the Adviser serves as investment sub-adviser. Based on its consideration of the factors above, the Board concluded that there was a reasonable sharing of any economies of scale or efficiencies under the management, administrative and advisory fee schedules at the present time.

Fall-Out Benefits. The Board also considered the extent to which the Manager and its affiliates derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, serves as an Adviser to certain Portfolios and receives advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Manager, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the All Asset Allocation Portfolios, the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio invest in other (underlying) portfolios managed by the Manager and advised by Advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay advisory fees to an affiliated Adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Manager’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Manager are fair and reasonable.

The Board also noted that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises and information regarding each Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, serves as the Adviser to certain of the Portfolios. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each Adviser are fair and reasonable.

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

APPROVAL OF INVESTMENT ADVISORY AGREEMENT DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2014 (UNAUDITED)

At a meeting held on July 14-16, 2014, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Advisory Agreement (the “Agreement”) between AXA Equitable Funds Management Group, LLC (“AXA FMG” or the “Manager”), which serves as the Trust’s investment manager, and Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) with respect to the EQ/Montag & Caldwell Growth Portfolio (the “Portfolio”), effective September 1, 2014.

The Board noted that the current investment advisory agreement between the Manager and Montag & Caldwell, LLC (“Montag”) with respect to the Portfolio will expire on August 31, 2014. In considering the factors listed below, including comparative total return information, the Manager and the Board determined not to renew the investment advisory agreement with Montag. In connection with the appointment of Loomis Sayles as the Adviser to the Portfolio, the Board approved a change in the Portfolio’s name to the “AXA/Loomis Sayles Growth Portfolio” and modifications to the Portfolio’s principal investment strategies and risks to reflect Loomis Sayles’s investment process.

In reaching its decision to approve the Agreement between the Manager and Loomis Sayles, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the consideration of the Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the proposed Adviser; (2) comparative performance information; (3) the level of the proposed advisory fee; (4) economies of scale that may be realized by the proposed Adviser and whether fee levels reflect these economies of scale for the benefit of the Portfolio; and (5) the “fall out” benefits to be realized by the proposed Adviser and its affiliates (i.e., any direct or indirect benefits to be derived by the proposed Adviser and its affiliates from their relationships with the Trust). In considering the Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Manager and the proposed Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services to be provided by the proposed Adviser, as well as the proposed Adviser’s investment personnel, proposed advisory fee, performance information, and other matters. The Board also took into account information provided to the Trustees at prior Board meetings. During the relevant meeting, the Trustees met with senior representatives of the Manager to discuss the Agreement and the information provided. The Independent Trustees met in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreement, and also received materials discussing the legal standards applicable to their consideration of the Agreement. In approving the Agreement, the Board, including the Independent Trustees, determined that the proposed advisory fee was fair and reasonable and that the approval of the Agreement was in the best interests of the Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreement.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Portfolio and its investors by the proposed Adviser. In addition to the investment performance information discussed below, the Board considered the proposed Adviser’s responsibilities with respect to the Portfolio pursuant to the Agreement and the proposed Adviser’s experience in serving as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio. The Board considered that the proposed Adviser would be responsible for making investment decisions for the Portfolio, subject to the oversight of the Manager; placing with brokers or dealers all orders for the purchase and sale of investments for the Portfolio; and performing related trading functions. The Board also reviewed information regarding the proposed Adviser’s process for selecting investments for the Portfolio, as well as information regarding the background of the proposed Adviser’s portfolio manager who would provide services to the Portfolio. In addition, the Board considered the proposed

Adviser’s trading experience, including its policies, processes and procedures aimed at achieving ‘best execution’ on behalf of the Portfolio. The Board also considered the Portfolio’s Chief Compliance Officer’s evaluation of the proposed Adviser’s compliance program, policies, and procedures, and certification that they were consistent with applicable legal standards. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the proposed Adviser and reviewed information regarding the proposed Adviser’s financial condition and history of operations and conflicts of interest in managing the Portfolio. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the proposed Adviser was also based, in part, on the Board’s experience and familiarity with the proposed Adviser’s portfolio manager having formerly served as a portfolio manager for a sub-adviser to another Trust portfolio. Based on its review, the Board determined, with respect to the Portfolio, that the nature, quality and extent of the overall services to be provided by the proposed Adviser were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the Agreement.

Investment Performance. The Board received and reviewed the proposed Adviser’s performance data in managing other funds and/or accounts, as compared to an appropriate benchmark and the Portfolio. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered the proposed Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio. Based on its review, the Board determined, with respect to the Portfolio, that the performance data and related information supported a decision to approve the Agreement.

Expenses. The Board considered the proposed advisory fee for the proposed Adviser in light of the nature, quality and extent of the overall services to be provided by the proposed Adviser. In addition, the Board considered the relative levels of the advisory fee to be paid to the proposed Adviser and the management fee to be retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the proposed Adviser. The Board also considered the proposed advisory fee in light of the fees that the proposed Adviser charges under other advisory agreements with other clients. The Board noted that the advisory fee to be paid to the proposed Adviser is higher than the fee paid to Montag. The Board further noted that the Manager, and not the Portfolio, would pay the proposed Adviser and that the proposed advisory fee was negotiated between the proposed Adviser and the Manager. Moreover, the Board noted that the Manager generally is aware of the fees charged by sub-advisers to other clients and that the Manager believes that the fees agreed upon with the proposed Adviser are reasonable in light of the quality of the investment advisory services to be provided. Based on its review, the Board determined, with respect to the Portfolio, that the proposed advisory fee for the proposed Adviser is fair and reasonable.

Profitability and Costs. The Board also considered the estimated impact of the proposed advisory fee on the profitability of the Manager, noting that the fee payable to the proposed Adviser is higher than the fee payable to Montag. The Manager advised the Board that it does not regard Adviser profitability as meaningful to its evaluation of the Agreement. The Board acknowledged the Manager’s view of Adviser profitability, noting the Board’s findings as to the reasonableness of the advisory fee and that the fee paid to the proposed Adviser is the product of negotiations with the Manager and reflects levels of profitability acceptable to the Manager and the proposed Adviser based on the particular circumstances in each case for each of them. The Board further noted that the proposed Adviser’s fee is paid by the Manager and not the Portfolio.

Economies of Scale. The Board also considered whether economies of scale would be realized as the Portfolio grows larger and the extent to which this is reflected in the proposed advisory fee schedule with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed flat advisory fee rate is competitive with the advisory fee rate charged by the proposed Adviser to comparable clients. The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolio by the Manager, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolio.

Fall-Out Benefits. The Board also noted that the proposed Adviser may derive ancillary benefits from Portfolio operations. For example, the proposed Adviser, through its position as an Adviser to the Portfolio, may engage in soft dollar transactions. The Board considered information regarding the proposed Adviser’s procedures for executing portfolio transactions for the Portfolio. In addition, the Board considered that the proposed Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the proposed Adviser may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolio. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the proposed Adviser are fair and reasonable.

EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

At a meeting held on December 2-3, 2014, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Advisory Agreement (the “Agreement”) between AXA Equitable Funds Management Group, LLC (“AXA FMG” or the “Manager”), which serves as the Trust’s investment manager, and DoubleLine Capital LP (“DoubleLine” or the “Adviser”) with respect to the Multimanager Core Bond Portfolio (the “Portfolio”), effective January 20, 2015.

The Board noted that the Manager proposed to appoint DoubleLine as an additional Adviser to the active allocated portion of the Portfolio. The Board recognized that BlackRock Financial Management, Inc. and Pacific Investment Management Company LLC are the other Advisers to the Portfolio’s active allocated portion, and SSgA Funds Management, Inc. is the Adviser to the Portfolio’s index allocated portion. The Board also noted that AXA FMG will generally allocate the Portfolio’s assets among the four abovementioned Advisers, and each will manage its portion of the Portfolio using different yet complementary investment strategies. The Board took into account that the Manager’s proposal was based on certain factors, including but not limited to, the Manager’s desire to reduce Adviser concentration in the Portfolio’s active allocated portion. In connection with the appointment of DoubleLine as the Adviser to the Portfolio, the Board approved certain modifications to the Portfolio’s principal investment strategies to reflect DoubleLine’s investment process.

In reaching its decision to approve the Agreement between the Manager and DoubleLine, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the consideration of the Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the proposed Adviser; (2) comparative performance information; (3) the level of the proposed advisory fee; (4) economies of scale that may be realized by the proposed Adviser and whether fee levels reflect these economies of scale for the benefit of the Portfolio; and (5) the “fall out” benefits to be realized by the proposed Adviser and its affiliates (i.e., any direct or indirect benefits to be derived by the proposed Adviser and its affiliates from their relationships with the Trust). In considering the Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Manager and the proposed Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services to be provided by the proposed Adviser, as well as the proposed Adviser’s investment personnel, proposed advisory fee, performance information, and other matters. The Board also took into account information provided to the Trustees at prior Board meetings. During the relevant meeting, the Trustees met with senior representatives of the Manager to discuss the Agreement and the information provided. The Independent Trustees met in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreement, and also received materials discussing the legal standards applicable to their consideration of the Agreement. In approving the Agreement, the Board, including the Independent Trustees, determined that the proposed advisory fee was fair and reasonable and that the approval of the Agreement was in the best interests of the Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some primary factors that the Board deemed relevant to its decision to approve the Agreement.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Portfolio and its investors by the proposed Adviser. In addition to the investment performance information discussed below, the Board considered the proposed Adviser’s responsibilities with respect to the Portfolio pursuant to the Agreement and the proposed Adviser’s experience in serving as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio. The Board considered that, subject to the oversight of the Manager, the proposed Adviser would be responsible for making investment decisions for the Portfolio; placing with brokers or dealers all orders for the purchase and sale of investments for its portion of the Portfolio; and performing related trading functions. The Board also reviewed information regarding the proposed Adviser’s process for selecting investments for the Portfolio, as well as information regarding the background of the proposed Adviser’s portfolio managers who would provide services to the Portfolio. In addition, the Board considered the proposed Adviser’s trading experience, including its policies, processes and procedures aimed at achieving ‘best execution’ on behalf of the Portfolio. The Board also considered the Portfolio’s Chief Compliance Officer’s evaluation of the proposed Adviser’s compliance program, policies, and procedures, and certification that they were consistent with applicable legal standards. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the proposed Adviser and reviewed information regarding the proposed Adviser’s financial condition and history of operations and conflicts of interest in managing the Portfolio. Based on its review, the Board determined, with respect to the Portfolio, that the nature, quality and extent of the overall services to be provided by the proposed Adviser were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the Agreement.

Investment Performance. The Board received and reviewed the proposed Adviser’s performance data in managing other funds and/or accounts with a similar investment mandate as its active allocated portion of the Portfolio, as compared to an appropriate benchmark. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered the Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio. Based on its review, the Board determined, with respect to the Portfolio, that the performance data and related information supported a decision to approve the Agreement.

Expenses. The Board considered the proposed advisory fee for the proposed Adviser in light of the nature, quality and extent of the overall services to be provided by the proposed Adviser. In addition, the Board considered the relative levels of the advisory fee to be paid to the proposed Adviser and the management fee to be retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the proposed Adviser. The Board also considered the proposed advisory fee in light of the fees that the proposed Adviser charges under other advisory agreements with other clients. The Board further noted that the Manager, and not the Portfolio, would pay the proposed Adviser and that the proposed advisory fee was negotiated between the proposed Adviser and the Manager. Moreover, the Board noted that the Manager generally is aware of the fees charged by sub-advisers to other clients and that the Manager believes that the fees agreed upon with the proposed Adviser are reasonable in light of the quality of the investment advisory services to be provided. Based on its review, the Board determined, with respect to the Portfolio, that the proposed advisory fee for the proposed Adviser is fair and reasonable.

Profitability and Costs. The Board also considered the estimated impact of the proposed advisory fee on the profitability of the Manager. The Board noted that the investment management fee schedule paid by the Portfolio to the Manager would not change as a result of the Advisory Agreement. The Manager advised the Board that it does not regard Adviser profitability as meaningful to its evaluation of the Agreement. The Board acknowledged the Manager’s view of Adviser profitability, noting the Board’s findings as to the reasonableness of the advisory fee and that the fee paid to the proposed Adviser is the product of negotiations with the Manager and reflects levels of profitability acceptable to the Manager and the proposed Adviser based on the particular circumstances in each case for each of them. The Board further noted that the proposed Adviser’s fee is paid by the Manager and not the Portfolio.

Economies of Scale. The Board also considered whether economies of scale would be realized as the Portfolio grows larger and the extent to which this is reflected in the proposed advisory fee schedule with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed advisory fee schedule includes breakpoints that would reduce the advisory fee rate as applicable Portfolio assets under the Adviser’s management increase. The Board again noted that the advisory fees are paid by the Manager out of its assets and not from the Portfolio’s assets. The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolio by the Manager, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolio.

Fall-Out Benefits. The Board also noted that the proposed Adviser may derive ancillary benefits from Portfolio operations. For example, the Board noted that the proposed Adviser may benefit from greater exposure in the marketplace with respect to the proposed Adviser’s investment process and expanding its level of assets under management. In addition, the proposed Adviser may derive benefits from its association with the Manager and other Advisers to the Portfolio. The Board noted that the proposed Adviser does not utilize any soft-dollar arrangements with respect to its fixed income line of business. The Board noted that the proposed Advisor does not maintain any soft-dollar arrangements. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the proposed Adviser are fair and reasonable.

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Common Stock Index	100.00%	$—	$—	$—
EQ/Core Bond Index	0.00	—	—	—

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	113	None

*	Affiliated with the Manager and/or the Distributor.
**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	85	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From January 1, 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	85

From 2011 to 2012, Director,

and from 2012 to

present Advisory

Committee Member,

M&T Corporation;

from 2007 to 2011,

Director and member

of the Audit

Committee and

Compensation

Committee, from 2008 to 2010,

Wilmington Trust

Corporation;

Advisory Board

member Northern

Trust Company and

Goldman Sachs

Management Groups.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council, from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations), from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	85	None

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From January 1, 2014 to present	Retired. From 2000 to present, Managing Partner and Founder of Griffin Investments, LLC a private equity firm; from 2009 to 2012 Chief Investment Officer, Sun America Financial Group and United Guaranty Corporation and Senior Managing Director of AIG Asset Management; from 2001 to 2008, Managing Director, Institutional Client Relations of Prudential Investment Management, Inc.	85	From 2012 to present, Director, Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1942)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984 to 1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	85	From 1997 to 2012, Director, LoJack Corporation.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Lead Independent Trustee	Trustee from May 2000 to present; from October 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	85	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1952)	Trustee	From January 2012	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm).	85	None.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From January 2012	From July 2010 to December 2012, Executive Vice President, May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	85	From 1997 to 2009, Director, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained, without charge, by calling 1-877-222-2144.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1955)	Vice President and Secretary	From July 1999 to Present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh 525 Washington Boulevard, Jersey City, New Jersey 07310 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Financial and AXA Equitable.
James Kelly 525 Washington Boulevard, Jersey City, New Jersey 07310 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to Present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga 525 Washington Boulevard, Jersey City, New Jersey 07310 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 525 Washington Boulevard, Jersey City, New Jersey 07310 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (1975)	Vice President and Assistant Secretary	From September 2006 to present	From June 2012 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC; from May 2011 to June 2012, Vice President and Associate Corporate Counsel of FMG LLC; from May 2008 to present, Lead Director and Associate General Counsel of AXA Equitable.
Anthony Geron, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1971)	Vice President and Assistant Secretary	From July, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to May 2014 Associate of Willkie Farr & Gallagher LLP.
Michael Weiner, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1982)	Vice President and Assistant Secretary	From July, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014 Associate of Milbank, Tweed, Hadley & McCloy LLP.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From March 2011 to present	From June 2012 to present, Vice President FMG LLC, from September 2010 to present, Senior Director of AXA Equitable
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (1962)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.

*	The officers in the table above (except Ms. Charalambous and Ms. Espaillat) hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of more than 95% of the Trust’s shares as of March 31, 2011. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws.

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws.” Article VII, Section 4 of the Trust’s Declaration of Trust further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.”

Article VI, Section 2 of the Trust’s By-Laws states, in relevant part, that “[s]ubject to the exceptions and limitations contained in Section 3 of this Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Article VI, Section 3 of the Trust’s By-Laws further states, in relevant part, that “[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged.” Article VI, Section 4 of the Trust’s By-Laws also states that the “rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party’s] heirs, executors and administrators.”

Registrant’s Investment Management Agreement states:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

The Registrant’s Investment Advisory Agreements generally state:

Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the services provided to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees for use therein.

Section 14 of each of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA, IB and/or K] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Amended and Restated Mutual Fund Service Agreement states:

(a) FMG LLC shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or gross negligence on FMG LLC’s part (or on the part of any third party to whom FMG LLC has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by FMG LLC (or by such third party) of its obligations and duties under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party) or, subject to Section 10 below, FMG LLC’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of FMG LLC) or an agreement with FMG LLC (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party). In no event shall FMG LLC (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if FMG LLC (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that FMG LLC may be held liable pursuant to Section 6(a) above, FMG LLC shall not be responsible for, and the Trust shall indemnify and hold FMG LLC harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:

(i) any and all actions of FMG LLC or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by FMG LLC or its officers or agents of information, records, or documents which are received by FMG LLC or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving gross negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by FMG LLC or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to FMG LLC by data services, including data services providing information in connection with any third party computer system licensed to FMG LLC, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s Registration Statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom FMG LLC or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Portfolio, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify FMG LLC pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Participation Agreements generally state:

8.1(a). AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”) agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

Item 16.	Exhibits

(1) (a)	Agreement and Declaration of Trust.[1]

(1) (b)(i)	Amended and Restated Agreement and Declaration of Trust.[2]

(1) (b)(ii)	Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust.[4]

(1) (b)(iii)	Amendment No. 2 to Amended and Restated Agreement and Declaration of Trust. [6]

(1) (c)	Certificate of Trust.[1]

(1) (d)	Certificate of Amendment to the Certificate of Trust.[2]

(2)	By-Laws of the Trust.[1]

(3)	None.

(4) (a)	Agreement and Plan of Reorganization and Termination between EQ Advisors Trust, on behalf of its separate series, EQ/Common Stock Index Portfolio and EQ/Core Bond Index Portfolio, and AXA Premier VIP Trust, on behalf of its separate series, CharterSM Equity Portfolio and CharterSM Fixed Income Portfolio. (filed herein as Appendix A to the combined Proxy Statement and Prospectus)

(5)	Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant’s Amended and Restated Agreement and Declaration of Trust and By-Laws (Exhibits 1(b) and (2)).

(6)	Investment Advisory Contracts

(6) (a)	Investment Management Agreement dated as of May 1, 2011 between EQ Advisors Trust (the “Trust”) and AXA Equitable Funds Management Group, LLC (“FMG LLC” or “AXA FMG”).[25]

(6) (a)(i)	Amendment No. 1 effective as of August 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[25]

(6) (a)(ii)	Amendment No. 2 effective as of September 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[25]

(6) (a)(iii)	Amendment No. 3 effective as of October 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [27]

(6) (a)(iv)	Amendment No. 4 effective as of February 8, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[31]

(6) (a)(v)	Amendment No. 5 effective as of September 1, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[31]

(6) (a)(vi)	Amendment No. 6 effective as of May 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[34]

(6) (a)(vii)	Amendment No. 7 effective as of September 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[34]

(6) (a)(viii)	Amendment No. 8 effective as of October 21, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[34]

(6) (a)(ix)	Amendment No. 9 effective as of April 4, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[37]

(6) (a)(x)	Amendment No. 10 effective as of June 1, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[37]

(6) (a)(xi)	Amendment No. 11 effective as of July 16, 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[38]

(6) (a)(xii)	Amendment No. 12 effective as of January 20, 2015 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[38]

(6) (a)(xiii)	Amendment No. 13 effective as of April 30, 2015 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[39]

(6) (b)(i)	Investment Advisory Agreement between FMG LLC and AllianceBernstein L.P. (“AllianceBernstein”) effective as of May 1, 2011.[25]

(6) (b)(ii)	Amendment No. 1 effective as of September 1, 2011 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[27]

(6) (b)(iii)	Amendment No. 2 effective as of August 1, 2012 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[31]

(6) (b)(iv)	Amendment No. 3 effective as of September 1, 2012, to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[31]

(6) (b)(v)	Amendment No. 4 effective as of June 1, 2014, to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[37]

(6) (b)(vi)	Amendment No. 5 effective as of July 16, 2014 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[38]

(6) (b)(vii)	Amendment No. 6 effective as of April 30, 2015, to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[39]

(6) (c)(i)	Investment Advisory Agreement between FMG LLC and SSgA Funds Management, Inc. (“SSgA FM”) dated as of May 1, 2011.[25]

(6) (c)(ii)	Amendment No. 1 effective as of July 10, 2012 to the Investment Advisory Agreement between FMG LLC and SSgA FM dated as of May 1, 2011.[31]

(6) (c)(iii)	Amendment No. 2 effective as of June 1, 2014 to the Investment Advisory Agreement between FMG LLC and SSgA FM dated as of May 1, 2011.[37]

(7)	Underwriting or Distribution Contracts

(7) (a)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors, LLC (“AXA Distributors”) dated as of July 15, 2002 with respect to Class IB shares.[6]

(7) (a)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[7]

(7) (a)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[8]

(7) (a)(iv)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[8]

(7) (a)(v)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [9]

(7) (a)(vi)	Amendment No. 5, dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[10]

(7) (a)(vii)	Amendment No. 6, dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[12]

(7) (a)(viii)	Amendment No. 7, dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[14]

(7) (a)(ix)	Amendment No. 8, dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[15]

(7) (a)(x)	Amendment No. 9, dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[16]

(7) (a)(xi)	Amendment No. 10, dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[18]

(7) (a)(xii)	Amendment No. 11, dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[19]

(7) (a)(xiii)	Amendment No. 12, dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[20]

(7) (a)(xiv)	Amendment No. 13, dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[21]

(7) (a)(xv)	Amendment No. 14, dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[23]

(7) (a)(xvi)	Amendment No. 15, dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[23]

(7) (a)(xvii)	Amendment No. 16, dated as of June 7, 2011 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[26]

(7) (a)(xviii)	Amendment No. 17, dated as of April 12, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[29]

(7) (a)(xix)	Amendment No. 18, dated as of August 29, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[31]

(7) (a)(xx)	Amendment No. 19, dated as of May 1, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[34]

(7) (a)(xxi)	Amendment No. 20, dated as of October 21, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[34]

(7) (a)(xxii)	Amendment No. 21, dated as of April 4, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[37]

(7) (a)(xxiii)	Amendment No. 22, dated as of June 1, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares.[37]

(7) (a)(xxiv)	Amendment No. 23, dated as of July 16, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares.[38]

(7) (a)(xxv)	Amendment No. 24, dated as of April 30, 2015 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares.[39]

(8)	Form of Deferred Compensation Plan.[3]

(9)	Custodian Agreements

(9) (a)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated as of February 1, 2002.[5]

(9) (a)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[7]

(9) (a)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(9) (a)(iv)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(9) (a)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[9]

(9) (a)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [10]

(9) (a)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[13]

(9) (a)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[14]

(9) (a)(ix)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[15]

(9) (a)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[16]

(9) (a)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[18]

(9) (a)(xii)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[18]

(9) (a)(xiii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[19]

(9) (a)(xiv)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[20]

(9) (a)(xv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[21]

(9) (a)(xvi)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[21]

(9) (a)(xvii)	Amendment No. 16 dated as of August 16, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[23]

(9) (a)(xviii)	Amendment No. 17 dated as of December 15, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[23]

(9) (a)(xix)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[24]

(9) (a)(xx)	Amendment No. 19 dated as of May 1, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[25]

(9) (a)(xxi)	Amendment No. 20 dated as of July 20, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[25]

(9) (a)(xxii)	Amendment No. 21 dated as of April 30, 2012 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[29]

(9) (a)(xxiii)	Amendment No. 22 dated as of June 1, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[34]

(9) (a)(xxiv)	Amendment No. 23 dated as of October 21, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[34]

(9) (a)(xxv)	Amendment No. 24 dated as of April 4, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[37]

(9) (a)(xxvi)	Amendment No. 25 dated as of June 1, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[37]

(9) (a)(xxvii)	Amendment No. 26 dated as of July 16, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[38]

(9) (a)(xxviii)	Amendment No. 27 dated as of April 30, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[40]

(10)	Distribution Plan and Multiple Class Plan

(10) (a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 for the Trust’s Class IB shares adopted as of July 14, 2010.[22]

(10) (d)	Revised Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act.[25]

(11)	Opinion and Consent of Counsel regarding the legality of the securities being registered.[41]

(12)	Not Applicable.

(13)	Other Material Contracts

(13) (a)	Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC.[39]

(13) (b)	Sub-Administration Agreement between FMG LLC and JPMorgan Chase Bank dated April 1, 2015.[40]

(13) (c)	Expense Limitation Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[25]

(13) (c)(i)	Amendment No. 1 dated as of June 7, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[26]

(13) (c)(ii)	Amendment No. 2 dated as of August 19, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [25]

(13) (c)(iii)	Amendment No. 3 dated as of January 1, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[27]

(13) (c)(iv)	Amendment No. 4 dated as of April 12, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[29]

(13) (c)(v)	Amendment No. 5 dated as of May 1, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[32]

(13) (c)(vi)	Amendment No. 6 dated as of May 1, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[32]

(13) (c)(vii)	Amendment No 7 dated as of April 11, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[37]

(13) (c)(viii)	Amendment No. 8 dated as of May 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[37]

(13) (c)(ix)	Amendment No. 9 dated as of June 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[37]

(13) (c)(x)	Amendment No. 10 dated as of July 16, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[38]

(13) (c)(xi)	Amendment No. 11 dated as of September 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[38]

(13) (c)(xii)	Amendment No. 12 dated as of April 30, 2015 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[39]

(13) (d)	Amended and Restated Participation Agreement among the Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors and AXA Advisors dated as of July 15, 2002.[6]

(13) (d)(i)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[7]

(13) (d)(ii)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(13) (d)(iii)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(13) (d)(iv)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[9]

(13) (d)(v)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[11]

(13) (d)(vi)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[13]

(13) (d)(vii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[14]

(13) (d)(viii)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[16]

(13) (d)(ix)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[18]

(13) (d)(x)	Amendment No. 10 dated January 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[19]

(13) (d)(xi)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[20]

(13) (d)(xii)	Amendment No. 12 dated September 29, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[21]

(13) (d)(xiii)	Amendment No. 13 dated August 16, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[23]

(13) (d)(xiv)	Amendment No. 14 dated as of December 15, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[23]

(13) (d)(xv)	Amendment No. 15 dated June 7, 2011 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[26]

(13) (d)(xvi)	Amendment No. 16 dated as of April 30, 2012 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable and AXA Distributors dated July 15, 2002.[31]

(13) (e)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[33]

(13) (e)(i)	Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[34]

(13) (e)(ii)	Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[34]

(13) (e)(iii)	Amendment No. 3 dated as of April 4, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[37]

(13) (e)(iv)	Amendment No. 4 dated as of June 1, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[37]

(13) (e)(v)	Amendment No. 5 dated as of July 16, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[38]

(13) (e)(vi)	Amendment No. 6 dated as of April 30, 2015 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[39]

(13) (f)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY Life”), and AXA Distributors dated as of May 23, 2012.[35]

(13) (f)(i)	Amendment No. 1 dated June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MONY Life, and AXA Distributors dated as of May 23, 2012.[35]

(13) (f)(ii)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY”) and AXA Distributors effective as of October 1, 2013.[35]

(13) (f)(iii)	Amendment No. 1 dated as of April 4, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013.[37]

(13) (f)(iv)	Amendment No. 2 dated as of June 1, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013.[37]

(13) (f)(v)	Amendment No. 3 dated as of July 16, 2014 to the Participation Agreement among the Trust, MONY and AXA distributors effective as of October 1, 2013.[38]

(13) (g)	Amended and Restated Participation Agreement among the Trust, MONY Life Insurance Company of America (“MLOA”) and AXA Distributors dated as of May 23, 2012.[35]

(13) (g)(i)	Amendment No. 1 dated as of June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[35]

(13) (g)(ii)	Amendment No. 2 dated as of October 21, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[35]

(13) (g)(iii)	Amendment No. 3 dated as of November 1, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[36]

(13) (g)(iv)	Amendment No. 4 dated as of April 4, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[37]

(13) (g)(v)	Amendment No. 5 dated as of June 1, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[37]

(13) (g)(vi)	Amendment No. 6 dated as of July 16, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[38]

(13) (g)(vii)	Amendment No. 7 dated as of April 30, 2015 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[39]

(14)	Consent of Independent Public Accountants. (filed herewith)

(15)	Not Applicable.

(16)	Powers of Attorney.[41]

(17)	Forms of Voting Instruction and Proxy Cards. (filed herewith)

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).
2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).
3.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).
4	Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001. (File No. 333-17217).
5.	Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002. (File No. 333-17217).
6.	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003. (File No. 333-17217).
7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).
8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).
9.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).
10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).
11.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).
12	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2006 (File No. 333-17217).
13	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).
14	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).
15	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).
16	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).
17	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2008 (File No. 333-17217).

18	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).
19	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).
20	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).
21	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-17217).
22	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010 (File No. 333-17217).
23	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011 (File No. 333-17217).
24	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2011 (File No. 333-17217).
25	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2011 (File No. 333-17217).
26	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on August 17, 2011 (File No. 333-17217).
27	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2012 (File No. 333-17217).
28	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2012 (File No. 333-17217).
29	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
30	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
31	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2013 (File No. 333-17217).
32	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on April 30, 2013 (File No. 333-17217).
33	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 100 to the Registrant’s Registration Statement filed on July 22, 2013 (File No. 333-17217).
34	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on October 1, 2013 (File No. 333-17217).
35	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 103 to the Registrant’s Registration Statement filed on January 10, 2014. (File No. 333-17217).
36	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on April 11, 2014. (File No. 333-17217).
37	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on April 30, 2014. (File No. 333-17217).
38	Incorporated by reference and or/previously filed with Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on February 5, 2015. (File No. 333-17217).
39	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 113 to the Registrant’s Registration Statement filed on April 17, 2015. (File 333-17217).
40	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 114 to the Registrant’s Registration Statement filed on April 24, 2015. (File 333-17217).
41	Incorporated by reference and/or previously filed with the Registrant’s Registration Statement filed on June 30, 2015.

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant certifies that this Post-Effective Amendment No. 1 to its Registration Statement on Form N-14 (“Post- Effective Amendment”) meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 30th day of July 2015.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk
Steven M. Joenk
Trustee, Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	President (principal executive officer)	July 30, 2015

/s/Donald E. Foley* Donald E. Foley	Trustee	July 30, 2015

/s/ Christopher P.A. Komisarjevsky* Christopher P.A. Komisarjevsky	Trustee	July 30, 2015

/s/ H. Thomas McMeekin* H. Thomas McMeekin	Trustee	July 30, 2015

/s/ Harvey Rosenthal* Harvey Rosenthal	Trustee	July 30, 2015

/s/ Gary S. Schpero* Gary S. Schpero	Trustee	July 30, 2015

/s/ Kenneth Walker* Kenneth Walker	Trustee	July 30, 2015

/s/ Caroline L. Williams* Caroline L. Williams	Trustee	July 30, 2015

/s/ Brian Walsh* Brian Walsh	Treasurer and Chief Financial Officer (principal accounting officer)	July 30, 2015

*	By:	/s/ Steven M. Joenk
Steven M. Joenk
Attorney-in-Fact

EXHIBIT INDEX

(14)	Consent of Independent Public Accountants.

(17)	Forms of Voting Instructions and Proxy Cards.